UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-4813
                  --------------------------------------------

                   MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

     Mellon Financial Center, One Boston Place, Boston, Massachusetts 02108
     ----------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Barbara A. McCann
                          Vice President and Secretary
                       One Boston Place, Boston, MA 02108
              -----------------------------------------------------
                     (Name and address of agent for service)

                                 with a copy to:

                           Christopher P. Harvey, Esq.
                    Wilmer Cutler Pickering Hale and Dorr LLP
                                 60 State Street
                           Boston, Massachusetts 02109

       Registrant's telephone number, including area code: (617) 248-6000
       -------------------------------------------------------------------

                      Date of fiscal year end: December 31
                      ------------------------------------

                   Date of reporting period: December 31, 2004
                   -------------------------------------------

ITEM 1.  REPORTS TO STOCKHOLDERS.

Annual Report                      STANDISH MELLON
                                   HIGH YIELD BOND FUND

YEAR ENDED DECEMBER 31, 2004

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund' s historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Commencing with the fiscal quarter ending September 30, 2004, the Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The Fund' s Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information regarding the operation of the SEC's Public
Reference    Room    may    be    obtained    by    calling    1-800-SEC-0330.

To view the Fund' s proxy voting guidelines and proxy voting record for the 12-month period ended June 30, 2004, visit the SEC' s web site at http:
//www.sec.gov. You may also call 1-800-221-4795 to request a free copy of the proxy voting guidelines.

February 28, 2005

Dear Mellon Institutional Fund Shareholder:

Enclosed you will find your Fund's annual report for the fiscal year ended December 31, 2004.

The year was largely positive for the financial markets, as the economic expansion continued. However, as the year progressed, anticipated GDP growth diminished in line with typical expectations at this point in the economic cycle.

The S&P 500 entered 2004 with a sharp climb, fueled to a large degree by above-trend GDP growth: 4.4% in the fourth quarter of 2003 and 5.0% in the first quarter of the year, driven by a potent mix of tax cuts, monetary policy and government spending. But the momentum stalled, as the market dealt with the prospect of inflation and a new tightening cycle by the Federal Reserve, the uncertainties of a tight presidential campaign, and the ever-present threats posed by terrorism. The equity markets greeted the reelection of President Bush with optimism, as the S&P 500 surged past 1200 in the closing weeks of the year to its 2004 peak.

In the bond market, the year started with much speculation about when and how the Fed would end one of the longest stretches of easy monetary policy on record, which had driven rates to historical lows. In the fall of 2003, the prospect of deflation was still a factor in the Fed's deliberations and was its stated rationale for maintaining an accommodative stance. In the first quarter, however, the Fed began to refer to a "measured pace" of tightening. The market reacted by switching gears dramatically, sending the 10-year U.S. Treasury note from 3.7% on March 16 to 4.9% on June 14. Since then, as the economic outlook softened, with relatively tame inflation, yields have settled back to about 4%, roughly the same as a year ago.

Looking ahead, it is clear that there are some causes for concern. Consumers are weighted with debt and potentially vulnerable in a rising rate environment. Companies are hoarding cash and are being deliberate in boosting employment and spending on plant and equipment. The stimulus of monetary policy, tax cuts and government spending is waning. Nevertheless, business activity has some significant momentum, which should carry over into 2005, with reasonable profit growth and modest inflation. Finally, the president's ambitious plans to privatize Social Security, reform health care, and revise the tax code could potentially have major fiscal implications that the market will be watching carefully.

Thank you for your business and confidence in Mellon Institutional Funds. Please feel free to contact us with questions or comments.

Sincerely,

/s/ Patrick J. Sheppard
Patrick J. Sheppard

                  One Boston Place  *  Boston, MA 02108-4402

                       A MELLON ASSET MANAGEMENT COMPANY

MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON HIGH YIELD BOND FUN

                      MANAGEMENT DISCUSSION AND ANALYSIS
--------------------------------------------------------------------------------

For the year 2004 the Standish Mellon High Yield Bond Fund has returned 9.56% while the Merrill Lynch Master II High Yield Index was up 10.87%. The 10-year US Treasury yield closed the month at 4.22%, down from 4.35% at the November close and basically coming full circle from its starting point (4.25%) at the start of the year. The Lehman Aggregate Index gained .92% in December and finished with a 2004 return of 4.34%. On an index comparison basis high yield has bested higher quality fixed income by over 600 basis points in 2004. With a strong fourth quarter, equities had a good year in 2004 as the S&P 500 gained 10.74% and small cap stocks performed significantly better than that. The other star in the fixed income asset class was Emerging Markets, which, along with high yield closed the year with a string of good months and recorded a 2004 return of close to 12%.

During the year the Index benchmark for the Fund was changed from the Lehman Brothers US High Yield Index to the Merrill Lynch Master II High Yield Index. Both indexes use similar methodology but the change was made for reasons of market acceptance, usability and transparency to outside investors. The Lehman High Yield Index returned 11.13% for 2004.

As the high yield rally has continued in the last four months, lower quality names have led performance. For December CCC-rated bonds returned a healthy +3.09%, and as they did in November, October and September, clearly outdistanced both the BB (+1.24%) and B (+1.16%) quality sectors. The hot performance of CCC's in the last four months of 2004 has left the relative performance situation in high yield an almost miniature repeat of 2003, with lower-priced, higher-yielding bonds significantly outperforming issues from stronger credits. For the year BB's reported a YTD result of +9.33%, B's stand at +10.44% and CCC's finished with a remarkable return of +15.75%.

The lower quality theme favoring higher yields and lower dollar prices during 2004 was even more clearly demonstrated by the performance of the market's distressed credits. Looking at credit quality on a ratings-blind basis shows distressed credits (those with spreads greater than 1,000 basis points over Treasuries) had another huge month in December at +7.44% as compared to non-distressed names return of 1.24%. Spreads on the non-distressed cohort widened a small bit in December from +271 to +279. With strong performance in the fourth quarter, bonds categorized as distressed (+24.78% annual return) outperformed their non-distressed peers (+10.23%) in 2004.

As was the case in the previous two months, outperformance by speculative, distressed credits dominated the top industry returns in December, primarily driven by snapbacks in some of the sectors that have struggled for most of the year. Air Transport again topped this list as labor negotiation progress and some relief on the fuel cost front boosted optimism and produced a monthly return of 7.23%. Airlines remain as the only losing sector on the year at -.40%. Telecom was another winner in December at +2.28%. No industries had negative returns for the month. Some of the weaker December performances were turned in by some of the market's more stable sectors including Consumer Products (.57%), Gaming (+.75%) and the previously strong Building Materials sector (+.50%).

Generally speaking industry returns were quite closely bunched in 2004 with Airlines being the only industry without a positive yearly return. The Fund had a small exposure to the airline sector through some EETC holdings in Continental and Northwest Airlines, two of the more liquid companies in a tough industry. Those holdings were actually a small positive for performance as they were purchased at favorable prices. The snap back dynamic among sectors that underperformed in 2003 sponsored the year's big industry winners as Textile and Apparel (+28.08 2004 return), Steel (+19.32%) and Chemicals (+15.48%) topped the yearly return chart. With the exception of Chemicals none of these industries represents a large part of the high yield market.

On an issuer specific basis the largest index contributions came from three sources: 1) recovering pipelines and utilities (El Paso, Williams and Edison International) 2) Wireline Telecom (AT&T, Quest and MCI) and 3) large distressed issuers (Charter, Calpine and Levi Strauss). The Fund had large exposures to the pipeline and utility area which was helpful to performance although our holdings were concentrated more in the regulated operating pipeline and first mortgage utility bonds than in the holding company issues that provided the very largest returns. Although we did have investments (where permitted by ratings guidelines) to the wireline telecom providers our exposure was smaller than the index and focused on the safety of operating-company and shorter-maturity bonds. Our stance here was dictated by continued competition and the technological threats to the business model of these companies. Lastly, Standish portfolios are never highly exposed to distressed issuers. We did not like in 2004 and continue not to like for 2005, the finances of Charter or Calpine. Neither company looks like it can come close to supporting its current debt load and both situations appear to contain large risks to the capital of bondholders despite the two issuers ability to solve liquidity problems by accessing the high yield market by issuing various types of secured paper.

MARKET ENVIRONMENT

In 2004 high yield investors were once more handsomely rewarded for concentrating on the highest yielding opportunities in the market. Risk seeking investors also had a big hand in shaping the composition of the new issues that came to market as speculative-grade issues represented a large share of new deals. In 2004 new global high yield issuance hit an all-time record of over $160 billion. Almost 20% of that new issuance was rated speculative grade CCC or lower. As a contrast in 2003 about 7% of new issuance carried speculative ratings and, in the credit stressed environment of 2001 and 2002, the share was around 3%. An interesting note on the demand side was the fervent search for high yield bonds that took place despite annual outflows of over $4 billion from high yield mutual funds. Yield-thirsty institutional investors and other constituencies such, as hedge funds and structured credit vehicles, more than made up for the slide in retail demand as compared to 2003 when mutual funds had significant inflows.

PORTFOLIO STRATEGY AND OUTLOOK

On the year high yield spreads tightened over 100 basis points as the broad ML Master II Index spread fell from 418 bp at the close of 2003 to +310 at year-end 2004. Much of this spread tightening took place in the fourth quarter of the year. High yield is now at a point where the market looks overpriced on the basis of historically very low yields (the average B-rated bond yields about 6.80%) and spreads, combined with a risky overall ratings profile given the expansion of speculative rated securities. The broad Merrill Lynch Index now has 14% of its market value in CCC and lower rated securities and the similar Lehman index reports over 17%. This extreme valuation situation is more stable than it appears however as a number of positive market forces derived from stable credit conditions and an acute lack of attractive yield-oriented investment alternatives have provided supporting technicals and comfort to investors holding credit risk.

Over the last half of 2004 the credit risk of the Standish portfolio has been reduced a bit and even more focus has been placed on identifying improving credit situations. The portfolio also now holds a number of floating-rate high yield bond issues and these should continue to provide good performance and serve as a counterbalance to some of the longer duration investments that have been made in improving credits where spreads are expected to tighten. As always credit vigilance will be high and that should be the driver of portfolio returns in 2005.


/s/Jonathan Uhrig

Jonathan Uhrig

MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON HIGH YIELD BOND FUND

 COMPARISON OF CHANGE IN VALUE OF $100,000 INVESTMENT IN STANDISH MELLON HIGH YIELD BOND FUND, THE MERRILL LYNCH HIGH YIELD MASTER II INDEX AND THE LEHMAN
                           BROTHERS HIGH YIELD INDEX
--------------------------------------------------------------------------------
          AVERAGE ANNUAL TOTAL RETURNS  (FOR PERIOD ENDED 12/31/2004)
--------------------------------------------------------------------------------

                                                                                                        Since
                                                                                                      Inception
                     1 Year                  3 Year                      5 Year                      06/02/1997
------------------------------------------------------------------------------------------------------------------------------------
                      9.56%                  11.80%                        7.85%                        6.37%

AVERAGE ANNUAL TOTAL RETURNS REFLECT THE CHANGE IN THE VALUE OF AN INVESTMENT, ASSUMING REINVESTMENT OF THE FUND'S DIVIDEND INCOME AND CAPITAL GAINS. THE $100,000 LINE GRAPH AND THE FUND'S RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. DURING PERIODS OF REIMBURSEMENT BY THE FUND'S INVESTMENT ADVISER (IF APPLICABLE), THE FUND'S TOTAL RETURN WILL BE GREATER THAN IT WOULD BE HAD THE REIMBURSEMENT NOT OCCURRED. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON HIGH YIELD BOND FUND

                          SHAREHOLDER EXPENSE EXAMPLE
--------------------------------------------------------------------------------

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000.00=8.6), then multiply the result by the number in the first line under the heading entitled Expenses Paid During Period to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                                                 EXPENSES PAID
                                                             BEGINNING                    ENDING               DURING PERIOD((+))
                                                           ACCOUNT VALUE              ACCOUNT VALUE             JULY 1, 2004 TO
                                                           JULY 1, 2004             DECEMBER 31, 2004          DECEMBER 31, 2004
------------------------------------------------------------------------------------------------------------------------------------
Actual                                                        $1,000.00                   $1,089.00                  $2.63
Hypothetical (5% return
 per year before expenses)                                    $1,000.00                   $1,022.62                  $2.54
(
-------

((+)) EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.50%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/366 (TO REFLECT THE ONE-HALF YEAR PERIOD). THE EXAMPLE REFLECTS THE COMBINED EXPENSES OF THE FUND AND THE MASTER PORTFOLIO IN WHICH IT INVESTS ALL ITS ASSETS.

MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO  STANDISH MELLON HIGH YIELD BOND
                                   PORTFOLIO

           PORTFOLIO INFORMATION AS OF DECEMBER 31, 2004 (UNAUDITED)
--------------------------------------------------------------------------------

                                         PERCENTAGE OF
        SUMMARY OF COMBINED RATINGS       INVESTMENTS
        --------------------------------------------
        QUALITY BREAKDOWN
        --------------------------------------------
        Treasury                               1.9%
        AA                                     0.3
        BBB                                    3.4
        BB                                    37.0
        B                                     49.2
        CCC                                    6.2
        C/D/NR                                 2.0
                                             _____
                                             100.0%

        Based on ratings from Standard & Poor's and/or Moody's Investors Services. If a security receives split (different) ratings from multiple rating organizations, the Fund treats the security as being rated in the higer rating category.

                                                                                                          PERCENTAGE OF
              TOP TEN HOLDINGS*                                          RATE             MATURITY         NET ASSETS
             ----------------------------------------------------------------------------------------------------------
             Douglas Dynamics LLC 144A                                   7.750%            1/15/2012           1.5%
             Sovereign Capital Trust IV CVT Pfd                          4.375              3/1/2034           1.5
             Chevy Chase Bank FSB                                        6.875             12/1/2013           1.4
             AES Corp. 144A                                              8.750             5/15/2013           1.3
             Crown Cork & Seal Co, Inc.                                  7.375            12/15/2026           1.2
             Freescale Semiconductor Inc.                                6.875             7/15/2011           1.2
             Echostar DBS Corp.                                          5.750             10/1/2008           1.2
             Speedway Motorsports, Inc.                                  6.750              6/1/2013           1.2
             Rite Aid Corp.                                             12.500             9/15/2006           1.1
             Stater Brothers Holding                                     8.125             6/15/2012           1.1
                                                                                                             _____
                                                                                                              12.7%

      * Excluding short-term investments and investment of cash collateral.

                                                                        PERCENTAGE OF
              ECONOMIC SECTOR ALLOCATION                                 INVESTMENTS
             ------------------------------------------------------------------------
             Banking                                                           3.2%
             Basic industry                                                   11.4
             Brokerage                                                         0.0
             Capital goods                                                    11.8
             Consumer cyclical                                                 3.1
             Consumer non-cyclical                                             8.1
             Energy                                                           11.2
             Finance                                                           0.5
             Insurance                                                         0.0
             Media                                                            10.3
             Real estate                                                       0.6
             Services cyclical                                                15.6
             Services non-cyclical                                             1.8
             Technology                                                        1.6
             Telecommunications                                                6.7
             Utility                                                           8.8
             Emerging markets                                                  3.1
             Agency                                                            0.3
             Cash & equivalents                                                1.9
                                                                             _____
                                                                             100.0%

        The Portfolio is actively managed. Current holdings and allocation may be different than those presented above.
MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON HIGH YIELD BOND FUN
             STATEMENT OF ASSETS AND LIABILITIES DECEMBER 31, 2004
--------------------------------------------------------------------------------

ASSETS
  Investment in Standish Mellon High Yield Bond Portfolio (Portfolio), at value (Note 1A)                         $ 56,728,086
  Receivable for Fund shares sold                                                                                       15,073
  Prepaid expenses                                                                                                       7,700
                                                                                                                   ___________
    Total assets                                                                                                    56,750,859
LIABILITIES
 Payable for Fund shares redeemed                                                                                 $      1,354
 Distributions payable                                                                                                  68,135
 Accrued transfer agent fees (Note 2)                                                                                    4,809
 Accrued other expenses and other liabilities                                                                            3,251
                                                                                                                   ___________
    Total liabilities                                                                                                   77,549
                                                                                                                   ___________
NET ASSETS                                                                                                        $ 56,673,310
                                                                                                                   ___________
                                                                                                                   ___________
NET ASSETS CONSIST OF:
  Paid-in capital                                                                                                 $ 63,871,333
  Accumulated net realized loss                                                                                   (10,187,341)
  Distributions in excess of net investment income                                                                   (107,560)
  Net unrealized appreciation                                                                                        3,096,878
                                                                                                                   ___________
TOTAL NET ASSETS                                                                                                  $ 56,673,310
                                                                                                                   ___________
                                                                                                                   ___________
Shares of beneficial interest outstanding                                                                            3,430,830
                                                                                                                   ___________
                                                                                                                   ___________
Net Asset Value, offering and redemption price per share
  (Net Assets/Shares outstanding)                                                                             $          16.52
                                                                                                                   ___________
                                                                                                                   ___________

   The accompanying notes are an integral part of the financial statements.

MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON HIGH YIELD BOND FUN

         STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1B)
  Interest income allocated from Portfolio                                          $4,328,199
  Dividend income allocated from the Portfolio                                          38,029
  Expenses allocated from Portfolio                                                   (281,571)
                                                                                     _________
    Net investment income allocated from Portfolio                                   4,084,657
EXPENSES
 Transfer agent fees (Note 2)                                                         $ 11,780
 Registration fees                                                                      13,300
 Professional fees                                                                      21,953
 Trustees' fees (Note 2)                                                                 1,999
 Shareholder reports                                                                     7,541
 Analytical service fees                                                                 4,998
 Miscellaneous                                                                           1,831
                                                                                     _________
    Total expenses                                                                      63,402
Deduct:
 Reimbursement of Fund operating expenses (Note 2)                                    (63,250)
                                                                                     _________
    Net expenses                                                                          152
                                                                                     _________
      Net investment income                                                          4,084,505
                                                                                     _________
REALIZED AND UNREALIZED GAIN (LOSS)
 Net realized gain (loss) allocated from Portfolio on:
    Investment, swap and foreign currency transactions                               1,476,264
  Change in unrealized appreciation (depreciation) allocated from Portfolio          (438,129)
                                                                                     _________
    Net realized and unrealized loss on investments                                  1,038,135
                                                                                     _________
NET INCREASE IN NET ASSETS FROM OPERATIONS                                          $5,122,640
                                                                                     _________
                                                                                     _________

   The accompanying notes are an integral part of the financial statements.

MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON HIGH YIELD BOND FUN

                      STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                    FOR THE                   FOR THE
                                                                                   YEAR ENDED               YEAR ENDED
                                                                              DECEMBER 31, 2004        DECEMBER 31, 2003
                                                                               __________________      _________________
INCREASE (DECREASE) IN NET ASSETS:
FROM INVESTMENT OPERATIONS
  Net investment income                                                            $   4,084,505          $   4,069,056
  Net realized gains                                                                   1,476,264              1,480,913
  Change in net unrealized appreciation                                                 (438,129)             4,617,621
                                                                                    ____________             ___________
  Net increase in net assets from investment operations                                5,122,640             10,167,590
                                                                                    ____________             ___________
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1C)
  From net investment income                                                          (3,992,711)            (4,091,517)
                                                                                    ____________             ___________
  Total distributions to shareholders                                                 (3,992,711)            (4,091,517)
                                                                                    ____________             ___________
FUND SHARE TRANSACTIONS (NOTE 4)
  Net proceeds from sale of shares                                                     6,909,820             13,539,738
  Value of shares issued to shareholders in reinvestment of distributions              3,688,577              3,716,831
  Cost of shares redeemed                                                            (12,091,090)           (10,355,582)
                                                                                    ____________             ___________
  Net increase (decrease) in net assets from Fund share transactions                 (1,492,693)              6,900,987
                                                                                    ____________             ___________
TOTAL INCREASE (DECREASE) IN NET ASSETS                                                (362,764)             12,977,060
NET ASSETS
  At beginning of year                                                                57,036,074             44,059,014
                                                                                    ____________             ___________
  At end of year (including distributions in excess of
    net investment income of $107,560 and $169,652)                                 $ 56,673,310           $ 57,036,074
                                                                                    ____________             ___________
                                                                                    ____________             ___________

   The accompanying notes are an integral part of the financial statements.

MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON HIGH YIELD BOND FUND

                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                    YEAR ENDED DECEMBER 31,
                                                                     ____________________________________________________________
                                                                      2004         2003         2002         2001         2000
                                                                    _______       _______     ________     _______      _______
NET ASSET VALUE, BEGINNING OF YEAR                                 $  16.19     $  14.34     $  14.88     $  15.88     $  17.39
                                                                    _______       _______     ________     _______      _______
FROM INVESTMENT OPERATIONS:
   Net investment income(* (1))                                        1.18         1.21         1.26         1.40         1.64
   Net realized and unrealized gains (loss) on investments             0.31         1.85        (0.59)       (1.18)       (1.19)
                                                                    _______       _______     ________     _______      _______
Total from investment operations                                       1.49         3.06         0.67         0.22         0.45
                                                                    _______       _______     ________     _______      _______
LESS DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                         (1.16)       (1.21)       (1.21)       (1.21)       (1.93)
   From tax return of capital                                            --           --           --        (0.01)       (0.03)
                                                                    _______       _______     ________     _______      _______
Total distributions to shareholders                                   (1.16)       (1.21)       (1.21)       (1.22)       (1.96)
                                                                    _______       _______     ________     _______      _______
NET ASSET VALUE, END OF YEAR                                       $  16.52     $  16.19     $  14.34     $  14.88     $  15.88
                                                                    _______       _______     ________     _______      _______
                                                                    _______       _______     ________     _______      _______
TOTAL RETURN((+))                                                      9.56%       21.76%        4.70%        1.52%        2.84%
RATIOS/SUPPLEMENTAL DATA:
   Expenses (to average daily net assets)(*(2))                        0.50%        0.50%        0.50%        0.50%        0.37%
   Net Investment Income (to average daily net assets)(*)              7.28%        7.79%        8.68%        8.86%       10.41%
   Net Assets, End of Year (000's omitted)                          $56,673      $57,036      $44,059      $46,302      $31,807

-------

* For the periods indicated, the investment advisor voluntarily agreed not to impose a portion of the Portfolio investment advisory fee and/or reimbursed the Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios would have been:

   Net investment income per share(1)                             $    1.12    $    1.13    $    1.21    $    1.33    $    1.64
   Ratios (to average daily net assets):
      Expenses(2)                                                      0.87%        1.00%        1.01%        0.97%        1.11%
      Net investment income                                            6.91%        7.29%        8.17%        8.39%        9.67%

(a) The Fund has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies effective January 1, 2001 and began amortizing premium and discount on all debt securities on an effective yield basis. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.05, increase net realized and unrealized gains and losses per share by $0.05 and decrease the ratio of net investment income to average net assets from 9.20% to 8.86%. Per share data and ratios/supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(1)  Calculated based on average shares outstanding.
(2) Includes the Fund's share of the Standish Mellon High Yield Bond Portfolio's allocated expenses.
(+)     Total return would have been lower in the absence of expense waivers.

   The accompanying notes are an integral part of the financial statements.

MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON HIGH YIELD BOND FUN

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)  SIGNIFICANT ACCOUNTING POLICIES:

     Mellon Institutional Funds Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Mellon High Yield Bond Fund (the "Fund") is a separate diversified investment series of the Trust.

     The objective of the Fund is to maximize total return, consisting primarily of a high level of income. The Fund seeks to achieve its objective by investing all of its investable assets in an interest of the Standish Mellon High Yield Bond Portfolio (the "Portfolio"), a subtrust of the Mellon Institutional Funds Master Portfolio (the "Portfolio Trust"), which is organized as a New York trust and which has the same investment objective as the Fund. The Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in fixed income securities issued by U.S. and foreign governments, companies and banks, as well as tax-exempt securities, preferred stocks and warrants. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 100% at December 31, 2004). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A. INVESTMENT SECURITY VALUATIONS

     The Fund records its investment in the Portfolio at value. The method by which the Portfolio values its securities is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

     B. INVESTMENT TRANSACTIONS AND INCOME

     Investment transactions in the Portfolio are recorded as of the settlement date of shareholder transactions. The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America. All realized and unrealized gains and losses of the Portfolio are allocated pro rata among the investors in the Portfolio.

     C. DISTRIBUTIONS TO SHAREHOLDERS

     Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income will be declared daily and distributed monthly. The Fund's dividends from short-term and long-term capital gains, if any, after reduction of capital losses will be declared and distributed at least annually. In determining the amounts of its dividends, the Fund will take into account its share of the income, gains or losses, expenses, and any other tax items of the Portfolio. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless a shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for capital loss carryforwards and amortization and/or accretion of premiums and discounts on certain securities.

     Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to undistributed net investment income, accumulated net realized gain (loss) and paid in capital. Undistributed net investment income and accumulated net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

     D. EXPENSES

     The majority of expenses of the Trust or Portfolio Trust are directly identifiable to an individual fund or Portfolio. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds or Portfolios.

MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON HIGH YIELD BOND FUN

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     E. COMMITMENTS AND CONTINGENCIES

     In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risks of loss to be remote.

(2)  INVESTMENT ADVISORY FEE AND TRANSACTIONS WITH AFFILIATES:

     The Fund does not directly pay any investment advisory fees, but indirectly bears its pro rata share of the compensation paid by the Portfolio to Standish Mellon Asset Management Company LLC ("Standish Mellon"), a wholly-owned subsidiary of Mellon Financial Corporation, for such services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Standish Mellon voluntarily agreed to limit the total operating expenses of the Fund and its pro rata share of the Portfolio expenses (excluding commissions, taxes and extraordinary expenses) to 0.50% of the Fund's average daily net assets. This agreement is voluntary and temporary and may be discontinued or revised by Standish Mellon at any time. Pursuant to this agreement, for the year ended December 31, 2004, Standish Mellon voluntarily reimbursed the Fund for $63,250 of its operating expenses.

     Effective February 23, 2004, the Fund entered into an agreement with Dreyfus Transfer, Inc., a wholly owned subsidiary of The Dreyfus Corporation, a wholly owned subsidiary of Mellon Financial Corporation and an affiliate of Standish Mellon, to provide personnel and facilities to perform transfer agency and certain shareholder services for the Fund. For these services, the Fund pays Dreyfus Transfer, Inc. a fixed fee plus per account and transaction based fees, as well as, out-of-pocket expenses. Pursuant to this agreement the Fund paid $5,171 during the period ended December 31, 2004.

     No director, officer or employee of Standish Mellon or its affiliates receives any compensation from the Trust or the Portfolio for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of Standish Mellon or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Portfolio Trust pays the legal fees for the independent counsel of the Trustees.

(3)  INVESTMENT TRANSACTIONS:

     Increases and decreases in the Fund's investment in the Portfolio for the year ended December 31, 2004, aggregated $10,724,449 and $16,197,718, respectively.

(4)  SHARES OF BENEFICIAL INTEREST:

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                         FOR THE                 FOR THE
                                                        YEAR ENDED              YEAR ENDED
                                                    DECEMBER 31, 2004      DECEMBER 31, 2003
                                                    __________________      _________________
     Shares sold                                         428,139                883,066
        Shares issued to shareholders in
         reinvestment of distributions declared          227,570                235,981
        Shares redeemed                                 (747,381)              (668,446)
                                                        ________                ________
        Net increase (decrease)                          (91,672)               450,601
                                                        ________                ________
                                                        ________                ________

     At December 31, 2004, two shareholders of record held approximately 77% of the total outstanding shares of the Fund. Investment activity of these shareholders could have a material impact on the Fund.

     The Fund imposes a redemption fee of 2% of the net asset value of the shares, with certain exceptions, which are redeemed or exchanged less than 90 days from the day of their purchase. The redemption fee is paid directly to the Fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. The fee does not apply to shares that were acquired through reinvestment of distributions. For the year ended December 31, 2004, the Fund received $248 in redemption fees.

MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON HIGH YIELD BOND FUN

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(5)  FEDERAL TAXES:

     As a regulated investment company qualified under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year.

     As of December 31, 2004, the components of distributable earnings on a tax basis were as follows:
                                                           2004
                                                     ____________
                  Undistributed ordinary income   $        27,153
                  Accumulated losses                  (10,154,928)

     At December 31, 2004, the Fund, for federal income tax purposes, has capital loss carryovers of $10,154,928 which will reduce the Fund's taxable income arising from net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Such capital loss carryovers are as follows:

               CAPITAL LOSS
                CARRY OVER                EXPIRATION DATE
               ___________               _________________
             $   1,473,489                 12/31/2008
                 4,484,343                 12/31/2009
                 4,197,096                 12/31/2010
               ___________
             $  10,154,928
               ___________
               ___________

     Tax character of distributions paid during the fiscal years ended December 31, 2004 and December 31, 2003 were as follows:

                                 2004                2003
                              _________            _________
      Ordinary income        $3,992,711            $4,091,517

     See corresponding master portfolio for tax basis unrealized appreciation/(depreciation) information.

MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON HIGH YIELD BOND FUN

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

     To the Trustees of Mellon Institutional Funds Investment Trust and the Shareholders of Standish Mellon High Yield Bond Fund:

     In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish Mellon High Yield Bond Fund (the "Fund") at December 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included agreement of the amount of the investment in the Portfolio at December 31, 2004 to the Portfolio's records, provide a reasonable basis for our opinion.

     PricewaterhouseCoopers LLP
     New York, NY
     February 25, 2005

  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO STANDISH MELLON HIGH YIELD BOND
                                   PORTFOLIO

                  SCHEDULE OF INVESTMENTS--DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                                                                            PAR           VALUE
 SECURITY DESCRIPTION                                                          RATE        MATURITY         VALUE        (NOTE 1A)
------------------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES--94.5%
CONVERTIBLE CORPORATE BONDS--0.7%
Centerpoint Energy 144A CVT                                                    2.875%      1/15/2024    $  75,000   $      78,938
Royal Caribbean Cruises Step Up Notes CVT (a)*                                 0.000       5/18/2021       25,000          21,563
Meristar Hospitality Corp. REIT CVT                                            9.500        4/1/2010      175,000         232,750
Xcel Energy, Inc. 144A CVT                                                     7.500      11/21/2007       40,000          61,900
                                                                                                                      ___________
Total Convertible Corporate Bonds (Cost $302,189)                                                                         395,151
                                                                                                                      ___________
CORPORATE--82.1%
BANKING--1.7%
Chevy Chase Bank FSB                                                           6.875       12/1/2013      795,000         820,838
Colonial Bank                                                                  9.375        6/1/2011      100,000         118,634
                                                                                                                      ___________
                                                                                                                          939,472
                                                                                                                      ___________
BASIC INDUSTRY--9.4%
Airgas, Inc.                                                                   6.250       7/15/2014       35,000          35,700
Arch Western Finance (*)                                                       6.750        7/1/2013       80,000          82,600
BCP Caylux Holdings Luxembourg SCA 144A                                        9.625       6/15/2014      260,000         293,150
Earle M Jorgenson Co.                                                          9.750        6/1/2012      100,000         112,500
Equistar Chemicals LP/ Equistar Funding Corp. (*)                             10.125        9/1/2008      140,000         161,350
Equistar Chemicals LP/Equistar Funding Corp.                                  10.625        5/1/2011      160,000         185,600
Freeport-McMoRan Copper & Gold, Inc. (*)                                      10.125        2/1/2010      175,000         199,938
Freeport-McMoRan Copper & Gold, Inc.                                           6.875        2/1/2014      115,000         114,281
Georgia-Pacific Corp.                                                          7.375       7/15/2008      440,000         478,500
Georgia-Pacific Corp.                                                          8.875        2/1/2010      460,000         535,325
Georgia-Pacific Corp.                                                          8.000       1/15/2024      230,000         266,800
International Steel Group (*)                                                  6.500       4/15/2014      225,000         241,313
KRATON Polymers LLC/Capital Corp. 144A                                         8.125       1/15/2014       20,000          20,850
Lubrizol Corp.                                                                 4.625       10/1/2009      225,000         224,653
Lubrizol Corp.                                                                 5.500       10/1/2014      300,000         301,768
Lyondell Chemical Co. (*)                                                      9.625        5/1/2007      310,000         341,000
Nalco Co. (*)                                                                  8.875      11/15/2013      500,000         548,750
Neenah Paper, Inc. 144A                                                        7.375      11/15/2014       20,000          20,300
Peabody Energy Corp.                                                           6.875       3/15/2013      125,000         135,313
Steel Dynamics, Inc.                                                           9.500       3/15/2009      325,000         355,875
Stone Container Corp.                                                          8.375        7/1/2012      335,000         365,150
Westlake Chemical Corp.                                                        8.750       7/15/2011      153,000         172,890
United States Steel Corp.                                                      9.750       5/15/2010      109,000         124,260
                                                                                                                      ___________
                                                                                                                        5,317,866
                                                                                                                      ___________
CAPITAL GOODS--8.3%
Alliant Techsystems, Inc.                                                      8.500       5/15/2011      105,000         114,975
Alliant Techsystems, Inc. 144A                                                 2.750       2/15/2024       45,000          47,644
Ball Corp.                                                                     6.875      12/15/2012       30,000          32,250
Berry Plastics                                                                10.750       7/15/2012       70,000          80,150
Crown Cork & Seal Co, Inc.                                                     8.000       4/15/2023      270,000         265,950
Crown Cork & Seal Co, Inc.                                                     7.375      12/15/2026      720,000         676,800
Esterline Technologies Corp.                                                   7.750       6/15/2013      120,000         131,100
Goodman Global Holdings 144A (b)                                               5.760       6/15/2012      390,000         395,850
Leucadia National Corp. (*)                                                    7.000       8/15/2013      370,000         381,100
L-3 Communications Corp.                                                       6.125       7/15/2013      250,000         258,125
National Waterworks, Inc.                                                     10.500       12/1/2012       90,000         101,250
Norcraft Finance Co.                                                           9.000       11/1/2011       50,000          54,000
Owens-Brockway                                                                 7.750       5/15/2011      155,000         167,788

   The accompanying notes are an integral part of the financial statements.

 MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO STANDISH MELLON HIGH YIELD BOND
                                  PORTFOLIO

                  SCHEDULE OF INVESTMENTS--DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                                                                            PAR           VALUE
 SECURITY DESCRIPTION                                                          RATE        MATURITY         VALUE        (NOTE 1A)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS (CONTINUED)
Owens-Illinois, Inc. (*)                                                      7.500%      5/15/2010      $290,000   $     307,763
Owens-Illinois, Inc.                                                          7.800       5/15/2018       355,000         369,200
SPX Corp. (*)                                                                 6.250       6/15/2011        80,000          84,400
SPX Corp.                                                                     7.500        1/1/2013       175,000         189,875
Silgan Holdings, Inc.                                                         6.750      11/15/2013       110,000         114,400
Solo Cup Co.(*)                                                               8.500       2/15/2014        70,000          72,800
Texas Industries, Inc.                                                       10.250       6/15/2011       235,000         274,950
Trinity Industries, Inc.                                                      6.500       3/15/2014       595,000         595,000
                                                                                                                      ___________
                                                                                                                        4,715,370
                                                                                                                      ___________
CONSUMER CYCLICAL--3.2%
Advanced Accessoy Systems LLC                                                10.750       6/15/2011       260,000         247,000
Affinia Group, Inc. 144A                                                      9.000      11/30/2014       120,000         125,100
Couche-Tard                                                                   7.500      12/15/2013       100,000         107,250
Domino's, Inc.                                                                8.250        7/1/2011       113,000         123,453
Douglas Dynamics LLC 144A                                                     7.750       1/15/2012       865,000         876,894
Friendly Ice Cream Corp. (*)                                                  8.375       6/15/2012        35,000          34,344
Keystone Automotive Operation                                                 9.750       11/1/2013       105,000         112,350
Russell Corp.                                                                 9.250        5/1/2010       187,000         200,558
                                                                                                                      ___________
                                                                                                                        1,826,949
                                                                                                                      ___________
CONSUMER NONCYCLICAL--8.7%
Altria Group, Inc. (*)                                                        7.000       11/4/2013       135,000         146,279
Chattem, Inc.( (b))                                                           5.400        3/1/2010        75,000          76,500
Chattem, Inc.                                                                 7.000        3/1/2014       215,000         221,450
Constellation Brands, Inc.                                                    8.000       2/15/2008       130,000         141,375
Del Monte Corp.                                                               8.625      12/15/2012       505,000         565,600
Elizabeth Arden, Inc.                                                         7.750       1/15/2014        55,000          58,300
Ingles Markets, Inc.                                                          8.875       12/1/2011       150,000         160,500
Marsh Supermarkets, Inc. (*)                                                  8.875        8/1/2007        95,000          95,238
Medex, Inc.                                                                   8.875       5/15/2013        35,000          40,775
Mohegan Tribal Gaming                                                         7.125       8/15/2014       550,000         578,875
Neighborcare, Inc.                                                            6.875      11/15/2013        40,000          41,900
Pinnacle Foods Holding Corp. 144A (*)                                         8.250       12/1/2013       315,000         300,038
Rite Aid Corp. (*)                                                           12.500       9/15/2006       570,000         641,250
Rite Aid Corp.                                                                8.125        5/1/2010       310,000         327,825
Rite Aid Corp.                                                                9.500       2/15/2011       135,000         148,163
RJ Reynolds Tobacco Holdings, Inc. (*)                                        7.750       5/15/2006       135,000         141,075
Scotts Co.                                                                    6.625      11/15/2013        85,000          89,463
Smithfield Foods, Inc.                                                        7.750       5/15/2013       160,000         178,000
Standard Commercial Corp.                                                     8.000       4/15/2012        75,000          77,063
Stater Brothers Holding (b)                                                   5.990       6/15/2010       200,000         205,500
Stater Brothers Holding (*)                                                   8.125       6/15/2012       595,000         629,213
True Temper Sports, Inc.                                                      8.375       9/15/2011       100,000          93,000
                                                                                                                      ___________
                                                                                                                        4,957,382
                                                                                                                      ___________
ENERGY--9.5%
Amerigas Partners LP/Amerigas Eagle Finance Corp.                             8.875       5/20/2011       200,000         218,000
ANR Pipeline Co.                                                              7.375       2/15/2024        65,000          68,900
ANR Pipeline Co.                                                              7.000        6/1/2025        35,000          35,438
Chesapeake Energy Corp.                                                       8.125        4/1/2011       275,000         297,688
El Paso Natural Gas Co.                                                       8.625       1/15/2022       275,000         320,719
El Paso Natural Gas Co.                                                       7.500      11/15/2026       160,000         167,000
El Paso Natural Gas Co.                                                       8.375       6/15/2032       140,000         155,925
   The accompanying notes are an integral part of the financial statements.

 MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO STANDISH MELLON HIGH YIELD BOND
                                   PORTFOLIO

                  SCHEDULE OF INVESTMENTS--DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                                                                           PAR           VALUE
 SECURITY DESCRIPTION                                                          RATE        MATURITY         VALUE        (NOTE 1A)
------------------------------------------------------------------------------------------------------------------------------------
ENERGY (CONTINUED)
El Paso Production Holding Co.                                                7.750%       6/1/2013      $160,000   $     167,600
Enterprise Products Operating LP 144A                                         4.625      10/15/2009       480,000         479,248
Frontier Oil Corp. 144A                                                       6.625       10/1/2011       100,000         102,000
Houston Exploration Co.                                                       7.000       6/15/2013       150,000         159,000
Newfield Exploration Co. (*)                                                  8.375       8/15/2012       170,000         190,400
Newfield Exploration Co. 144A                                                 6.625        9/1/2014       180,000         190,350
Northwest Pipeline Corp.                                                      6.625       12/1/2007       525,000         556,500
Pogo Producing Co.                                                            8.250       4/15/2011        55,000          59,675
Premcor Refining Group, Inc.                                                  9.500        2/1/2013       195,000         226,200
Southern Natural Gas Co.                                                      7.350       2/15/2031       350,000         363,125
Southern Natural Gas Co.                                                      8.875       3/15/2010        50,000          56,000
Tennessee Gas Pipeline Co.                                                    8.375       6/15/2032       175,000         197,313
Tesoro Petroleum Corp.                                                        8.000       4/15/2008        65,000          70,688
Transcont Gas Pipe Corp                                                       7.000       8/15/2011       225,000         246,656
Transcontinental Gas Pipe Line Corp.                                          8.875       7/15/2012       325,000         395,281
Williams Cos., Inc.                                                           7.875        9/1/2021       475,000         529,625
Williams Cos., Inc. *                                                         7.750       6/15/2031       115,000         120,463
                                                                                                                      ___________
                                                                                                                        5,373,794
                                                                                                                      ___________
FINANCIAL--0.9%
Crystal US Holdings 3 LLC/Crystal US Sub 3 Corp. 144A (a)                     0.000       10/1/2014       425,000         294,313
Glencore Funding LLC 144A                                                     6.000       4/15/2014       200,000         193,496
                                                                                                                      ___________
                                                                                                                          487,809
                                                                                                                      ___________
INSURANCE--0.2%
Marsh & McLennan Cos., Inc.                                                   5.375       7/15/2014        90,000          87,936
                                                                                                                      ___________
MEDIA--8.4%
American Media Operation, Inc.                                               10.250        5/1/2009       135,000         142,256
Block Communications, Inc.                                                    9.250       4/15/2009       130,000         141,700
Cablevision Systems Corp. 144A (b)                                            6.669        4/1/2009       340,000         360,400
CBD Media, Inc.                                                               8.625        6/1/2011       150,000         158,625
CSC Holdings, Inc. (*)                                                        8.125       8/15/2009       200,000         218,750
Dex Media West LLC/Dex Media Finance Co.                                      8.500       8/15/2010        80,000          89,000
Dex Media West LLC/Dex Media Finance Co.                                      9.875       8/15/2013        78,000          89,895
Dex Media, Inc. (*)                                                           8.000      11/15/2013        90,000          97,425
DirecTV Holdings LLC                                                          8.375       3/15/2013       275,000         308,344
Echostar DBS Corp.                                                            5.750       10/1/2008       649,000         657,113
Echostar DBS Corp.                                                            9.125       1/15/2009       146,000         160,600
Entercom Radio LLC/Entercom Capital, Inc.                                     7.625        3/1/2014        50,000          53,813
Entravision Communications Corp.                                              8.125       3/15/2009       420,000         448,350
PX Escrow Corp.                                                               9.625        2/1/2006       400,000         320,000
Quebecor Media, Inc.                                                         11.125       7/15/2011       150,000         171,375
Radio One, Inc.                                                               8.875        7/1/2011        60,000          65,325
RH Donnelley Finance Corp. 144A                                               8.875      12/15/2010       220,000         245,300
RH Donnelley Finance Corp. 144A                                              10.875      12/15/2012       320,000         380,000
Salem Communications Corp.                                                    7.750      12/15/2010       390,000         421,688
Sinclair Broadcast Group, Inc.                                                4.875       7/15/2018        80,000          76,700
Spanish Broadcasting System                                                   9.625       11/1/2009       190,000         199,500
                                                                                                                      ___________
                                                                                                                       4,806,159
                                                                                                                      ___________
REAL ESTATE--0.5%
BF Saul REIT                                                                  7.500        3/1/2014       300,000         309,000
                                                                                                                      ___________

   The accompanying notes are an integral part of the financial statements.

  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO STANDISH MELLON HIGH YIELD BOND
                                   PORTFOLIO

                  SCHEDULE OF INVESTMENTS--DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                                                                            PAR           VALUE
 SECURITY DESCRIPTION                                                          RATE        MATURITY         VALUE        (NOTE 1A)
------------------------------------------------------------------------------------------------------------------------------------
SERVICES: CYCLICAL--12.3%
AMC Entertainment, Inc.                                                       8.000%       3/1/2014      $200,000    $    199,000
American Casino & Entertainment Properties LLC                                7.850        2/1/2012        70,000          74,375
Ameristar Casinos, Inc.                                                      10.750       2/15/2009       500,000         557,500
Argosy Gaming Co. (*)                                                         7.000       1/15/2014       325,000         359,125
Carmike Cinemas (*)                                                           7.500       2/15/2014       265,000         271,294
Chumash Casino & Resort Enterprises 144A                                      9.000       7/15/2010       515,000         570,363
Cinemark USA, Inc. (*)                                                        9.000        2/1/2013       135,000         154,069
Continental Airlines, Inc.                                                    8.307        4/2/2018       203,031         177,504
Continental Airlines, Inc.                                                    6.795        8/2/2018        83,824          73,252
Corrections Corp Of America                                                   7.500        5/1/2011        60,000          64,125
DR Horton, Inc. (*)                                                           8.500       4/15/2012        50,000          55,750
Felcor Lodging LP REIT (b)                                                    6.874        6/1/2011       160,000         168,000
Host Marriott LP                                                              8.375       2/15/2006       115,000         120,175
Host Marriott LP 144A (*)                                                     3.250       4/15/2024       130,000         149,500
Isle of Capri Casinos                                                         7.000        3/1/2014       545,000         555,900
John Q Hammons Hotels LP/John Q Hammons Hotels Finance Corp. III              8.875       5/15/2012       350,000         395,500
Kansas City Southern Railway                                                  7.500       6/15/2009       250,000         262,500
Meristar Hospitality Corp. (*)                                                9.000       1/15/2008       275,000         289,781
MeriStar Hospitality Operating Partnership
LP/MeriStar Hospitality Finance Corp.                                        10.500       6/15/2009       190,000         207,100
Mohegan Tribal Gaming Authority                                               8.000        4/1/2012       190,000         206,150
Northwest Airlines Corp.                                                      8.304        9/1/2010       202,975         170,885
Pinnacle Entertainment, Inc.                                                  8.750       10/1/2013       170,000         184,025
Six Flags, Inc. (*)                                                           9.500        2/1/2009       270,000         280,800
Speedway Motorsports, Inc.                                                    6.750        6/1/2013       620,000         652,550
Station Casinos                                                               6.000        4/1/2012       325,000         331,094
Stena AB                                                                      9.625       12/1/2012        70,000          79,100
Stena AB                                                                      7.500       11/1/2013        70,000          73,325
Turning Stone Casino Resort Enterprise 144A                                   9.125      12/15/2010       250,000         270,625
                                                                                                                      ___________
                                                                                                                        6,953,367
                                                                                                                      ___________
SERVICES: NON-CYCLICAL--1.9%
Allied Waste North America                                                    8.875        4/1/2008       275,000         294,250
Allied Waste North America                                                    8.500       12/1/2008       150,000         159,000
Browning-Ferris Industries                                                    9.250        5/1/2021       110,000         117,150
Fisher Scientific International 144A                                          6.750       8/15/2014       220,000         235,950
HCA, Inc.                                                                     8.850        1/1/2007       175,000         188,754
Kinetic Concepts, Inc.                                                        7.375       5/15/2013        94,000         101,520
                                                                                                                      ___________
                                                                                                                        1,096,624
                                                                                                                      ___________
TECHNOLOGY & ELECTRONICS--1.6%
Communications & Power Industries, Inc.                                       8.000        2/1/2012        35,000          37,100
Freescale Semiconductor Inc. (b)                                              4.820       7/15/2009       170,000         177,013
Freescale Semiconductor Inc.                                                  6.875       7/15/2011       630,000         675,675
                                                                                                                      ___________
                                                                                                                          889,788
                                                                                                                      ___________
TELECOMMUNICATIONS--5.2%
Airgate PCS, Inc. 144A (b)                                                    5.850      10/15/2011        50,000          51,375
Alamosa Delaware, Inc.                                                        8.500       1/31/2012       160,000         174,800
American Tower Corp. (*)                                                      9.375        2/1/2009        79,000          83,543
AT&T Corp.                                                                    9.750      11/15/2031       150,000         179,063
Consolidated Communications Illinois/Texas Holdings, Inc. 144A                9.750        4/1/2012       245,000         264,600
Crown Castle International Corp. (*)                                          7.500       12/1/2013       140,000         150,500
MCI, Inc.                                                                     6.908        5/1/2007       183,000         187,346

   The accompanying notes are an integral part of the financial statements.

 MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO STANDISH MELLON HIGH YIELD BOND
                                   PORTFOLIO

                  SCHEDULE OF INVESTMENTS--DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                                                                            PAR           VALUE
 SECURITY DESCRIPTION                                                          RATE        MATURITY         VALUE        (NOTE 1A)
------------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS (CONTINUED)
Nextel Communications, Inc.                                                   6.875%     10/31/2013      $405,000   $     439,425
Panamsat Corp. 144A                                                           9.000       8/15/2014       110,000         122,788
Qwest Communications International 144A (b)                                   5.790       2/15/2009       200,000         202,500
Qwest Services Corp. 144A                                                    13.500      12/15/2007       145,000         165,663
Qwest Corp. 144A                                                              7.875        9/1/2011       300,000         325,500
Rural Cellular Corp.                                                          8.250       3/15/2012        85,000          89,888
Ubiquitel Operating Co.                                                       9.875        3/1/2011       170,000         190,825
Ubiquitel Operating Co. 144A                                                  9.875        3/1/2011        75,000          84,188
US Unwired, Inc.( (b))                                                        6.740       6/15/2010       200,000         207,000
                                                                                                                      ___________
                                                                                                                        2,919,004
                                                                                                                      ___________
UTILITIES--10.3%
AES Corp. (*)                                                                 8.500       11/1/2007        85,000          86,275
AES Corp. (*)                                                                 8.875       2/15/2011       100,000         114,250
AES Corp. 144A                                                                8.750       5/15/2013       635,000         721,519
AES Gener SA 144A                                                             7.500       3/25/2014       325,000         341,250
CMS Energy Corp.                                                              9.875      10/15/2007       400,000         447,000
CMS Energy Corp.                                                              7.750        8/1/2010       150,000         164,063
CMS Energy Corp.                                                              8.500       4/15/2011        95,000         107,944
DPL, Inc. (*)                                                                 6.875        9/1/2011       330,000         360,404
Dynergy Holdings, Inc. 144A                                                   9.875       7/15/2010       485,000         541,988
FPL Energy Wind Funding LLC 144A                                              6.876       6/27/2017       132,440         136,579
Ipalco Enterprises, Inc.                                                      8.375      11/14/2008       310,000         348,750
Monongahela Power 144A                                                        6.700       6/15/2014       110,000         121,866
MSW Energy Holdings                                                           7.375        9/1/2010       325,000         341,250
NRG Energy, Inc. 144A                                                         8.000      12/15/2013       125,000         136,250
Nevada Power Co.                                                              6.500       4/15/2012       135,000         142,763
Nevada Power Co. 144A                                                         5.875       1/15/2015       275,000         277,063
Northwestern Corp. 144A                                                       5.875       11/1/2014        80,000          81,838
Reliant Energy, Inc.                                                          9.250       7/15/2010        80,000          89,200
Reliant Energy Inc.                                                           6.750      12/15/2014       220,000         218,625
TECO Energy, Inc.                                                             7.500       6/15/2010        70,000          77,350
Texas Genco LLC/Texas Genco Financing Corp. 144A                              6.875      12/15/2014       200,000         206,750
Texas Utilities Corp. 144A                                                    4.800      11/15/2009       250,000         250,448
Texas Utilities Corp. 144A                                                    5.550      11/15/2014       510,000         506,639
                                                                                                                      ___________
                                                                                                                        5,820,064
                                                                                                                      ___________
Total Corporate Bonds (Cost $43,686,409)                                                                               46,500,584
                                                                                                                      ___________
MUNICIPAL--0.1%
South Carolina Tobacco Settlement Authority (Cost $80,433)                    6.000       5/15/2022        90,000          88,924
                                                                                                                      ___________
SOVEREIGN BONDS--2.4%
Banco Nacional de Desenvolvimento Economic (b)                                5.832       6/16/2008        45,000          46,013
Dominican Republic 144A (*)                                                   9.500       9/27/2006        70,000          65,450
Republic of Argentina                                                         6.000       3/31/2023        80,000          44,800
Republic of Argentina                                                        12.000       6/19/2031        68,900          22,737
Republic of Brazil                                                           10.125       5/15/2027        15,000          17,078
Republic of Brazil                                                           11.000       8/17/2040        55,000          65,230
Republic of Brazil (b)                                                        3.125       4/15/2012        79,412          75,640
Republic of Colombia                                                         10.000       1/23/2012        15,000          17,325
Republic of Colombia                                                         10.750       1/15/2013        15,000          17,925
Republic of Colombia (*)                                                      9.750       4/23/2009        10,000          11,400
Republic of Colombia (*)                                                      8.125       5/21/2024        55,000          53,350
Republic of Ecuador                                                          12.000      11/15/2012        25,000          25,625

   The accompanying notes are an integral part of the financial statements.

  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO STANDISH MELLON HIGH YIELD BOND
                                   PORTFOLIO

                  SCHEDULE OF INVESTMENTS--DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                                                                            PAR           VALUE
 SECURITY DESCRIPTION                                                          RATE        MATURITY         VALUE        (NOTE 1A)
------------------------------------------------------------------------------------------------------------------------------------
SOVEREIGN BONDS (CONTINUED)
Republic of Ecuador                                                           8.000%      8/15/2030      $ 40,000   $      34,800
Republic of El Salvador                                                       8.250       4/10/2032        35,000          35,350
Republic of Panama                                                            9.625        2/8/2011        10,000          11,850
Republic of Panama                                                            7.250       3/15/2015        15,000          15,525
Republic of Peru                                                              9.125       2/21/2012        10,000          11,625
Republic of Peru                                                              4.500        3/7/2017        25,000          23,375
Republic of Peru (b)                                                          5.000        3/7/2017        57,200          54,340
Republic of Turkey                                                           11.750       6/15/2010        10,000          12,565
Republic of Turkey                                                            9.000       6/30/2011        75,000          85,459
Republic of Turkey                                                           11.500       1/23/2012        20,000          25,719
Republic of Turkey                                                           11.875       1/15/2030        20,000          28,800
Republic of Turkey                                                            8.000       2/14/2034        25,000          25,866
Republic of Uruguay                                                           7.500       3/15/2015        88,000          86,020
Republic of Venezuela                                                         5.375        8/7/2010        75,000          70,425
Republic of Venezuela (b)                                                     3.090       4/20/2011        40,000          36,300
Republic of Venezuela (*)                                                     9.250       9/15/2027        30,000          31,650
Russian Federation                                                            3.000       5/14/2008        70,000          64,925
Russian Federation                                                            5.000       3/31/2030       130,000         134,063
Salomon Brothers AF for OAO Siberian Oil Co.                                 10.750       1/15/2009        40,000          42,600
Serbian Government (#)                                                        3.750      11/15/2024        45,000          37,463
Ukraine Government Senior Notes                                              11.000       3/15/2007        42,001          45,020
                                                                                                                      ___________
Total Sovereign Bonds (Cost $1,286,862)                                                                                 1,376,313
                                                                                                                      ___________
YANKEE BONDS--6.0%
Bombardier, Inc. 144A (*)                                                     6.300        5/1/2014       150,000         130,125
Crown European Holdings SA                                                    9.500        3/1/2011       400,000         456,000
GT Group Telecom, Inc. Senior Step Up Notes (~) (a)@                         13.250        2/1/2010       925,000              93
INVISTA 144A                                                                  9.250        5/1/2012       360,000         401,400
Jean Coutu Group PLC, Inc. 144A                                               7.625        8/1/2012        75,000          79,313
JSG Funding PLC                                                               9.625       10/1/2012       150,000         167,250
Norampac, Inc. (*)                                                            6.750        6/1/2013        80,000          84,200
Nova Chemicals Corp.                                                          6.500       1/15/2012        70,000          74,200
Petroleum Geo-Services ASA                                                   10.000       11/5/2010       260,000         296,400
Rogers Wireless, Inc. 144A(*)                                                 8.000      12/15/2012       145,000         153,338
Rogers Wireless, Inc. 144A (b)                                                5.525      12/15/2010       160,000         167,600
Royal Caribbean Cruises Ltd.                                                  8.000       5/15/2010       150,000         169,500
Royal Caribbean Cruises Ltd.                                                  8.750        2/2/2011       460,000         543,375
Russel Metals, Inc.                                                           6.375        3/1/2014        70,000          71,050
Telenet Group Holding NV 144A Senior Step Up Notes(a)                         0.000       6/15/2014       210,000         159,600
Tembec Industries, Inc. (*)                                                   7.750       3/15/2012       240,000         232,200
Tyco International Group SA 144A                                              3.125       1/15/2023       120,000         201,600
                                                                                                                      ___________
Total Yankee Bonds (Cost $3,691,091)                                                                                    3,387,244
                                                                                                                      ___________
FOREIGN DENOMINATED--3.2%
EURO--3.2%
Culligan Finance Corp., BV 144A                                               8.000       10/1/2014  EUR  150,000         213,665
Eircom Funding                                                                8.250       8/15/2013       155,000         238,660
Hornbach Baumarkt AG 144A                                                     6.125      11/15/2014        35,000          48,134
MTU Aero Engines 144A                                                         8.250        4/1/2014        85,000         129,148
NTL Cable Plc 144A (*)                                                        8.750       4/15/2014       175,000         264,707
Remy Cointreau S.A. 144A                                                      6.500        7/1/2010        60,000          86,483
Rockwood Specialties Group. 144A                                              7.625      11/15/2014        50,000          69,780

   The accompanying notes are an integral part of the financial statements.

 MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO STANDISH MELLON HIGH YIELD BOND
                                   PORTFOLIO

                  SCHEDULE OF INVESTMENTS--DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                                                                            PAR           VALUE
 SECURITY DESCRIPTION                                                          RATE        MATURITY         VALUE        (NOTE 1A)
------------------------------------------------------------------------------------------------------------------------------------
EURO (CONTINUED)
Telenet Communications NV 144A (a)                                             9.000%     12/15/2013  EUR  270,000  $     406,573
Valentia Telecommunications Ltd.                                               7.250       8/15/2013       245,000        373,082
                                                                                                                      ___________
                                                                                                                        1,830,232
                                                                                                                      ___________
FRENCH FRASNC--0.0%
Ivory Coast FLIRB (~)                                                          2.000       3/29/2018  FRF  1,000,000       32,056
                                                                                                                      ___________
Total Foreign Denominated (Cost $1,490,528)                                                                             1,862,288
                                                                                                                      ___________
TOTAL BONDS AND NOTES (Cost $50,537,512)                                                                               53,610,504
                                                                                                                      ___________
COMMON STOCKS--0.1%                                                                                        SHARES
                                                                                                          _______
MCI, Inc. (Cost $0)                                                                                         2,811          56,670
                                                                                                                      ___________
CONVERTIBLE PREFERRED STOCKS--2.5%
Fannie Mae 5.375% CVT Pfd                                                                                       1         105,750
Fannie Mae 7.00% CVT Pfd                                                                                      950          53,853
Ford Motor Co. Capital Trust II 6.50% CVT Pfd                                                               2,000         105,580
General Motors Corp. Series C 6.25% CVT Pfd                                                                 2,300          61,318
Kansas City Southern 4.25% 144A CVT Pfd                                                                       290         190,711
Omnicare, Inc. 4.00% CVT Pfd                                                                                1,000          54,750
Sovereign Capital Trust IV 4.375% CVT Pfd                                                                  17,500         853,097
                                                                                                                      ___________
TOTAL CONVERTIBLE BONDS (Cost $ 1,358,279)                                                                              1,425,059
                                                                                                                      ___________
WARRANTS--0.0%
COMMUNICATIONS--0.0%
GT Group Telecom, Inc., 02/01/2010 (@)                                                                        925              9
McLeod USA, Inc., 04/16/2007 (@)                                                                            3,379            710
                                                                                                                       ___________
TOTAL WARRANTS (Cost $60,043)                                                                                                719
                                                                                                                       ___________
SHORT TERM INVESTMENTS--14.1%
INVESTMENT COMPANIES--1.4%
Dreyfus Institutional Preferred Plus((+))                                                                 765,113         765,113
INVESTMENT OF CASH COLLATERAL--12.7%
BlackRock Cash Strategies L.L.C. (**)                                                                   7,214,703        7,214,70
                                                                                                                      ___________
TOTAL SHORT TERM INVESTMENTS--(Cost $7,979,816)                                                                         7,979,816
                                                                                                                      ___________
TOTAL INVESTMENTS--111.2% (COST $59,935,650)                                                                           63,072,768
LIABILITIES IN EXCESS OF OTHER ASSETS--(11.2%)                                                                        (6,344,682)
                                                                                                                      ___________
NET ASSETS--100.0%                                                                                                    $56,728,086
                                                                                                                      ___________
                                                                                                                      ___________

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Debt obligation initially issued in zero coupon form which converts to coupon form at a specific rate and date. The rate shown is the rate at period end. The maturity date shown is the ultimate maturity

(b)  Variable Rate Security, rate indicated is as of 12/31/2004.

EUR--Euro
FRF--French franc
REIT--Real Estate Investment Trust
(+)  Affiliated institutional money market fund.
*    Security, or a portion of thereof, was on loan at December 31, 2004.
**   Money market fund exempt from registration under the Investment Company Act of 1940 offered only to eligible investors.
#    Delayed delivery security
Step Up--Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2004. Maturity date disclosed is the ultimate maturity.
@     Non-income producing
~     Defaulted security

   The accompanying notes are an integral part of the financial statements.

  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO STANDISH MELLON HIGH YIELD BOND
                                   PORTFOLIO

                  SCHEDULE OF INVESTMENTS--DECEMBER 31, 2004
--------------------------------------------------------------------------------
At December 31, 2004, the Portfolio held the following forward foreign currency exchange contracts:

                                           LOCAL
                                        PRINCIPAL          CONTRACT          VALUE AT             USD AMOUNT          UNREALIZED
  CONTRACTS TO DELIVER                     AMOUNT           VALUE DATE     DECEMBER 31, 2004        TO RECEIVE            (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
Euro                                    1,929,000          3/16/2005          $2,618,928            $2,568,740         $(50,188)
At December 31, 2004, the Portfolio held the following open swap contracts:
NOTIONAL AMOUNT                  EXPIRATION DATE                            DESCRIPTION                                  VALUE
------------------------------------------------------------------------------------------------------------------------------------
510,000 USD                           6/20/09              Agreement with Merrill Lynch, dated 7/14/04
                                                           to receive 1.60% per year times the notional amount.
                                                           The Portfolio makes payment only upon a credit
                                                           event by Georgia Pacific Corp., the notional amount
                                                           times the difference between the par value and the
                                                           then-market of Georgia Pacific Corp., 8.125% due 5/15/11.    $ 14,675

55,000 USD                           12/20/07              Agreement with Bear Stearns, dated 12/08/04
                                                           to receive 2.05% per year times the notional amount.
                                                           The Portfolio makes payment only upon a credit event
                                                           by Republic of Turkey, the notional amount times
                                                           the difference between the par value and the then-market
                                                           of Republic of Turkey, 11.875% due 1/15/30.                       618

80,000 USD                           12/20/09              Agreement with Bear Stearns, dated 11/17/04
                                                           to receive 2.84% per year times the notional amount.
                                                           The Portfolio makes payment only upon a credit event
                                                           by Ukraine Government, the notional amount times
                                                           the difference between the par value and the then-market
                                                           of Ukraine Government, 7.65% due 6/11/13.                       1,152

510,000 USD                           6/20/09              Agreement with Merrill Lynch, dated 7/14/04
                                                           to pay 0.77% per year times the notional amount.
                                                           by Mead Westvaco Corp., the notional amount times the
                                                           difference between the par value and the then-market of
                                                           Mead Westvaco Corp., 6.85% due 4/01/12.                       (8,947)

80,000 USD                           11/19/09              Agreement with Bear Stearns, dated 11/17/04
                                                           to receive the notional amount multiplied by 3.90700%
                                                           and to pay the notional amount multiplied by the
                                                           3 month LIBOR.                                                  (172)

55,000 USD                           12/20/05              Agreement with Bear Stearns, dated 12/08/04
                                                           to pay 1.05% per year times the notional amount.
                                                           The Portfolio receives payment only upon a credit event
                                                           by Republic of Turkey, the notional amount times
                                                           the difference between the par value and the then-market
                                                           of Republic of Turkey, 11.875% due 1/15/2030.                    (68)
                                                                                                                        ________
                                                           Total Swap Value                                           $    7,258
                                                                                                                        ________
                                                                                                                        ________

   The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO

                   STANDISH MELLON HIGH YIELD BOND PORTFOLIO

             STATEMENT OF ASSETS AND LIABILITIES DECEMBER 31, 2004
--------------------------------------------------------------------------------

ASSETS
 Investments in securities (including securities on loan, valued at $7,043,099
(Note 6))
    Unaffiliated issuers, at value (Note 1A) (cost $59,170,537)                   $62,307,655
    Affiliated issuers, at value (Note 1A) (cost $765,113) (Note 1H)                  765,113
  Cash                                                                                  5,385
  Foreign currency, at value (identified cost, $13,981)                                14,651
  Open swap contracts, at value (Note 5)                                                7,258
  Receivable for investments sold                                                      33,181
  Interest and dividends receivable                                                   944,435
  Prepaid expenses                                                                      1,789
                                                                                  ___________
    Total assets                                                                   64,079,467
LIABILITIES
 Collateral for securities on loan (Note 6)                                     $  7,214,703
 Payable for investments purchased                                                    37,463
 Unrealized depreciation on forward foreign
currency exchange contracts (Note 5)
                                                                                     50,188
 Accrued accounting, administration and
custody fees (Note 2)   10,583
 Accrued trustees' fees and expenses (Note 2)                                          3,569
 Accrued expenses and other liabilities                                               34,875
                                                                                 ___________
    Total liabilities                                                               7,351,381
                                                                                  ___________
NET ASSETS (APPLICABLE TO INVESTORS' BENEFICIAL INTEREST)                         $56,728,086
                                                                                  ___________

   The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO

                   STANDISH MELLON HIGH YIELD BOND PORTFOLIO

         STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1B)
  Interest income (including securities lending income of $16,920 (Note 6))    $4,315,270
  Income from affiliated investments (Note 1H)                                     12,929
  Dividend income (net of foreign withholding taxes of $338)                       38,029
                                                                               __________
    Total investment Income                                                     4,366,228
EXPENSES
 Investment advisory fee (Note 2)                                              $  281,571
 Accounting, administration and custody fees (Note 2)                              78,323
 Professional fees                                                                 41,192
 Trustees' fees and expenses (Note 2)                                              12,976
 Insurance expense                                                                  8,865
 Miscellaneous                                                                      2,395
                                                                                _________
    Total expenses                                                                425,322
DEDUCT:
 Waiver of investment advisory fee (Note 2)                                      (143,751)
                                                                                _________
    Net expenses                                                                  281,571
                                                                               __________
      Net investment income                                                     4,084,657
                                                                               __________
REALIZED AND UNREALIZED GAIN (LOSS)
 Net realized gain (loss)
 Investment security transactions                                               1,724,115
 Swap transactions                                                                  1,576
 Foreign currency transactions and forward
 foreign currency exchange contracts                                             (249,427)
                                                                                __________
  Net realized gain                                                             1,476,264
  Change in unrealized appreciation (depreciation)
  Investment securities                                                          (496,973)
  Swaps                                                                            (2,578)
  Foreign currency and forward
  currency exchange contracts                                                      61,422
                                                                                __________

  Change in net unrealized appreciation (depreciation)                           (438,129)
                                                                                __________
  Net realized and unrealized gain (loss)                                       1,038,135
                                                                                __________
NET INCREASE IN NET ASSETS FROM OPERATIONS                                     $5,122,792
                                                                                __________
                                                                                __________

   The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO

                   STANDISH MELLON HIGH YIELD BOND PORTFOLIO

                      STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                          FOR THE                FOR THE
                                                                         YEAR ENDED             YEAR ENDED
                                                                     DECEMBER 31, 2004      DECEMBER 31, 2003
                                                                     __________________      _________________
INCREASE (DECREASE) IN NET ASSETS:
FROM INVESTMENT OPERATIONS
  Net investment income                                              $  4,084,657           $  4,069,100
  Net realized gains                                                    1,476,264              1,480,920
  Change in net unrealized appreciation (depreciation)                  (438,129)              4,617,633
                                                                      ___________            ___________
  Net increase in net assets from investment operations                 5,122,792             10,167,653
                                                                      ___________            ___________
CAPITAL TRANSACTIONS
  Contributions                                                        10,724,449             13,400,767
  Withdrawals                                                         (16,197,718)           (10,633,906)
                                                                      ___________            ___________
  Net increase (decrease) in net assets from capital transactions      (5,473,269)             2,766,861
                                                                      ___________            ___________
TOTAL INCREASE (DECREASE) IN NET ASSETS                                  (350,477)            12,934,514
NET ASSETS
  At beginning of year                                                 57,078,563             44,144,049
                                                                      ___________            ___________
  At end of year                                                      $56,728,086            $57,078,563
                                                                      ___________            ___________
                                                                      ___________            ___________

  The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO

                   STANDISH MELLON HIGH YIELD BOND PORTFOLIO

                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                          YEAR ENDED DECEMBER 31,
                                                                     ____________________________________________________________
                                                                      2004         2003         2002        2001(A)       2000
                                                                   ________      ________    _________      ________    ________
TOTAL RETURN((+))                                                     9.56%       21.76%        4.71%        1.54%        2.84%

RATIOS:
   Expenses (to average daily net assets)(*)                          0.50%        0.50%        0.50%        0.50%        0.37%
   Net Investment Income (to average daily net assets)(*)             7.28%        7.79%        8.66%        8.87%       10.37%
   Portfolio Turnover                                                   51%          80%         130%         117%         148%
   Net Assets, End of Year (000's omitted)                         $56,728      $57,079      $44,144      $47,048      $31,818
-------
* For the periods indicated, the investment adviser voluntarily agreed not to impose all or a portion of its investment advisory fee and/or reimbursed the
Fund for a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios would have been:
  Ratios (to average daily net assets):
      Expenses                                                        0.76%        0.85%        0.82%        0.81%        0.89%
      Net investment income                                           7.02%        7.44%        8.34%        8.56%        9.85%

(a) The Portfolio has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies effective January 1, 2001 and began amortizing premium and discount on all debt securities on an effective yield basis. The effect of this change for the year ended December 31, 2001 was to decrease the ratio of the net investment income to average net assets from 9.20% to 8.87%. Ratios for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(+) Total return for the Portfolio has been calculated based on the total return for the invested Fund, assuming all distributions were reinvested, and adjusted for the difference in expenses as set out in the notes to the financial statements. Total return would have been lower in the absence of expense waivers.

   The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO

                   STANDISH MELLON HIGH YIELD BOND PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)  SIGNIFICANT ACCOUNTING POLICIES:

     Mellon Institutional Funds Master Portfolio (the "Portfolio Trust") was organized as a master trust fund under the laws of the State of New York on January 18, 1996 and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Mellon High Yield Bond Portfolio (the "Portfolio") is a separate diversified investment series of the Portfolio Trust.

     The objective of the Portfolio is to maximize total return, consisting primarily of a high level of income. The Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in fixed income securities issued by U.S. and foreign governments, companies and banks, as well as tax-exempt securities, preferred stocks and warrants.

     At December 31, 2004 there was one fund, Standish Mellon High Yield Bond Fund (the "Fund"), invested in the Portfolio. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The Fund's proportionate interest at December 31, 2004 was approximately 100%.

     The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A. INVESTMENT SECURITY VALUATIONS

     Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by a pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships between securities that are generally recognized by institutional traders. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees.

     Short-term instruments with less than sixty-one days remaining to maturity are valued at amortized cost, which approximates market value. If the Portfolio acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized value based upon the value on such date unless the Trustees determine during such sixty-day period that amortized value does not represent fair value.

     B. Securities transactions and income

     Securities transactions are recorded as of trade date of shareholder transactions. Interest income is determined on the basis of interest accrued, adjusted for accretion of discount or amortization of premium using the yield - to - maturity method on long-term debt securities and short-term securities with greater than sixty days to maturity. Realized gains and losses from securities sold are recorded on the identified cost basis. The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid.

     C. INCOME TAXES

     The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the source of income and diversification requirements applicable to regulated investment companies (under the Internal Revenue
     Code) in order for its investors to satisfy them. The Portfolio allocates at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss deduction or credit.

     D. FOREIGN CURRENCY TRANSACTIONS

     Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon current currency exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO

                   STANDISH MELLON HIGH YIELD BOND PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     Section 988 of the Internal Revenue Code provides that gains or losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. For financial statement purposes, such amounts are included in net realized gains or losses.

     E. INVESTMENT RISK

     There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

     F. EXPENSES

     The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

     G. COMMITMENTS AND CONTINGENCIES

     In the normal course of business, the Portfolio may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Portfolio under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risks of loss to be remote.

     H. AFFILIATED ISSUERS

     Affiliated issuers represent issuers in which the Portfolio held investments in other investment companies advised by Standish Mellon Asset Management Company LLC ("Standish Mellon"), a wholly-owned subsidiary of Mellon Financial Corporation, or its affiliates

(2)  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

     The investment advisory fee paid to Standish Mellon for overall investment advisory and administrative services is paid monthly at the annual rate of 0.50% of the Portfolio's average daily net assets. Standish Mellon voluntarily agreed to limit the Portfolio's total annual operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) to 0.50% of the Portfolio's average daily net assets for the year ended December 31, 2004. Pursuant to this agreement, for the year ended December 31, 2004, Standish Mellon voluntarily did not impose $143,751 of its investment advisory fees. This agreement is voluntary and temporary and may be discontinued or revised by Standish Mellon at any time.

     The Portfolio compensates Mellon Bank, N.A. under a custody, administration and accounting services agreement for providing custody, fund administration and fund accounting services for the Portfolio. Pursuant to this agreement the Portfolio paid $69,985 during the year ended December 31, 2004.

     The Fund entered into an agreement with Mellon Bank to perform certain securities lending activities and to act as the Fund's lending agent. Pursuant to this agreement Mellon Bank receives an agreed upon percentage of the net lending revenues. This compensation is a standard form of compensation received by securities lending agents with respect to non-affiliated entities. See Note 6 for further details.

     No director, officer or employee of Standish Mellon or its affiliates receives any compensation from the Trust or the Portfolio for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of Standish Mellon or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Portfolio Trust pays the legal fees for the independent counsel of the Trustees.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO

                   STANDISH MELLON HIGH YIELD BOND PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(3)  PURCHASES AND SALES OF INVESTMENTS:

     Purchases and proceeds from sales of investments, other than short-term obligations, for the year ended December 31, 2004 were as follows:

                                                        PURCHASES         SALES
                                                     ____________    ____________
     Investments (non-U.S. Government Securities)     $27,927,854    $29,882,808
                                                     ____________    ____________
                                                     ____________    ____________

(4)  FEDERAL TAXES:

     The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 2004, as computed on a federal income tax basis, were as follows:

     Aggregate Cost                      $59,968,063
                                          __________
                                          __________
     Gross unrealized appreciation         4,028,597
     Gross unrealized depreciation          (923,892)
                                          __________
     Net unrealized appreciation        $  3,104,705
                                          __________

(5)  FINANCIAL INSTRUMENTS:

     In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these instruments are set forth more fully in the Portfolio Trust's registration statement.

     The Portfolio may trade the following financial instruments with off-balance sheet risk:

     OPTIONS

     Call and put options give the holder the right to purchase or sell a security or currency or enter into a swap arrangement on a future date at a specified price. The Portfolio may use options to seek to hedge against risks of market exposure and changes in security prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Portfolio's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Portfolio's exposure to the underlying instrument, or hedge other Portfolio investments. Options, both held and written by the Portfolio, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased options is shown in the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contract or if the counterparty does not perform under the contract's terms.

     Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Portfolio is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

     Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by the dealers.

     The Portfolio did not enter into any option transactions during the year ended December 31, 2004.

     FORWARD CURRENCY EXCHANGE CONTRACTS

     The Portfolio may enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO

                   STANDISH MELLON HIGH YIELD BOND PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or upon the closing of the contract. Forward currency exchange contracts are used by the Portfolio primarily to protect the value of the Portfolio's foreign securities from adverse currency movements. Unrealized appreciation and depreciation of forward currency exchange contracts is included in the Statement of Assets and Liabilities.

     The Portfolio held foreign currency exchange contracts at December 31, 2004. See Schedule of Investments for further details.

     SWAP AGREEMENTS

     The Portfolio may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the corporate or sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular corporate or sovereign issuer's default. In connection with these agreements, cash or securities may be set aside as collateral in accordance with the terms of the swap agreement. The Portfolio earns interest on cash set aside as collateral. Swaps are marked to market daily based upon quotations from market makers and change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and differences could be material. Payments received or made from credit default swaps at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Net payments of interest on interest rate swap agreements, if any, are included as part of realized gain or loss. Entering into these agreements involves, to varying degrees, elements of credit, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

     At December 31, 2004 the Portfolio held swap contracts. See Schedule of Investments for further details.

(6)  SECURITY LENDING:

     The Portfolio may lend its securities to financial institutions which the Portfolio deems to be creditworthy. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is allocated to the Portfolio on the next business day. For the duration of a loan, the Portfolio receives the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from the investment of the collateral. As with other extensions of credit, the Portfolio bears the risk of delay in recovery or even loss of rights in its securities on loan should the borrower of the securities fail financially or default on its obligations to the Portfolio. In the event of borrower default, the Portfolio generally has the right to use the collateral to offset losses incurred. The Portfolio may incur a loss in the event it was delayed or prevented from exercising its rights to dispose of the collateral. The Portfolio also bears the risk in the event that the interest and/or dividends received on invested collateral is not sufficient to meet the Portfolio's obligations due on the loans.

     The Portfolio loaned securities during the year ended December 31, 2004 resulting in $16,920 of security lending income. At December 31, 2004, the Portfolio had securities valued at $7,043,099 on loan. See the Statement of Investments for further detail on the security positions on loan and collateral held.

(7)  DELAYED DELIVERY TRANSACTIONS:

     The Portfolio may purchase securities on a when-issued, delayed delivery or forward commitment basis. Payment and delivery may take place a month or more after the date of the transactions. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Income on the securities will not be earned until settlement date. The Portfolio instructs its custodian to segregate securities having value at least equal to the amount of the purchase commitment.

     The Portfolio may enter into to be announced ("TBA") purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 0.01% from the principal amount. The Portfolio holds, and maintains until settlement date, cash or

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO

                   STANDISH MELLON HIGH YIELD BOND PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     high-grade debt obligations in an amount sufficient to meet the purchase price, or the Portfolio may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Investment security valuations" above.

     The Portfolio may enter into TBA sale commitments to hedge its portfolio positions. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, an offsetting TBA purchase commitment deliverable is held as "cover" for the transaction.

     Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Investment security valuations" above. The contract is 'marked-to-market' daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Portfolio realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. See Schedule of Investments for further details.

(8)  CONCENTRATION OF RISK:

     The Portfolio invests in low rated (non-investment grade) and comparable quality unrated high yield securities. Investments in high yield securities are accompanied by a greater degree of credit risk and the value of high yield securities tends to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default of an issuer may be significantly greater for holders of high yield securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

     There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent with investments of domestic origin. The Portfolio's investment in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(9)  LINE OF CREDIT:

     The Portfolio, and other subtrusts in the Portfolio Trust and funds in the Trust are parties to a committed line of credit facility, which enables each portfolio/fund to borrow, in the aggregate, up to $35 million. Interest is charged to each participating portfolio/fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. In addition, a facility fee, computed at an annual rate of 0.060 of 1% on the daily unused portion of the facility, is allocated ratably among the participating portfolios/funds at the end of each quarter. For the year ended December 31, 2004, a facility fee of $1,817 was allocated to the Portfolio.

     During the year ended December 31, 2004, the Portfolio had average borrowings outstanding of $30,667 on a total of nine days and incurred $13 of interest expense.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO

                   STANDISH MELLON HIGH YIELD BOND PORTFOLIO

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

     To the Trustees of Mellon Institutional Funds Master Portfolio and Investors of Standish Mellon High Yield Bond Portfolio:

     In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish Mellon High Yield Bond Portfolio (the "Portfolio") at December 31, 2004, and the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

     PricewaterhouseCoopers LLP
     New York, NY
     February 25, 2005

TRUSTEES AND OFFICERS

The following table lists the Trust's trustees and officers; their address and date of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies; and total annual remuneration paid as of December 31, 2004. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing The Mellon Institutional Funds at P.O. Box 8585, Boston, MA 02266-8585 or calling toll free 1-800-221-4795.

INDEPENDENT TRUSTEES

                                                                                        NUMBER OF                        TRUSTEE
                                                                  PRINCIPAL           PORTFOLIOS IN       OTHER       REMUNERATION
NAME                                     TERM OF OFFICE         OCCUPATION(S)         FUND COMPLEX    DIRECTORSHIPS    (YEAR ENDED
ADDRESS, AND               POSITION(S)    AND LENGTH OF          DURING PAST           OVERSEEN BY       HELD BY      DECEMBER 31,
DATE OF BIRTH            HELD WITH TRUST   TIME SERVED             5 YEARS               TRUSTEE         TRUSTEE          2004)
------------------------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming            Trustee      Trustee since     Chairman of the Board          30             None         Fund: $500
c/o Decision Resources, Inc.              11/3/1986         and Chief Executive                                Portfolio: $1,653
260 Charles Street                                          Officer, Decision
Waltham, MA 02453                                           Resources, Inc.
9/30/40

Caleb Loring III             Trustee      Trustee since     Trustee, Essex Street          30             None         Fund: $500
c/o Essex Street Associates               11/3/1986         Associates (family                                 Portfolio: $1,786
P.O. Box 181                                                investment trust office)
Beverly, MA 01915
11/14/43

Benjamin M. Friedman         Trustee      Trustee since     William Joseph Maier,          30             None         Fund: $500
c/o Harvard University                    9/13/1986         Professor of Political                             Portfolio: $1,653
Cambridge, MA 02138                                         Economy, Harvard
8/5/44                                                      University

John H. Hewitt               Trustee      Trustee since     Trustee, Mertens               30             None         Fund: $500
P.O. Box 2333                             11/3/1986         House, Inc. (hospice)                              Portfolio: $1,653
New London, NH 03257
4/11/35

INTERESTED TRUSTEES

Patrick J. Sheppard    Trustee, President   Since 2003      Senior Vice President          30             None         Fund: $0
Mellon Institutional        and Chief                       and Chief Operating Officer,                             Portfolio: $0
Asset Management        Executive Officer                   Mellon Institutional
One Boston Place                                            Asset Management;
Boston, MA 02108                                            formerly Vice President
7/24/65                                                     and Chief Financial Officer,
                                                            Mellon Institutional
                                                            Asset Management

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO

                   STANDISH MELLON HIGH YIELD BOND PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                                                                                                                     NUMBER OF
                                                                                                                   PORTFOLIOS IN
NAME                                     TERM OF OFFICE                                                            FUND COMPLEX
ADDRESS, AND               POSITION(S)    AND LENGTH OF               PRINCIPAL OCCUPATION(S)                       OVERSEEN BY
DATE OF BIRTH            HELD WITH TRUST   TIME SERVED                  DURING PAST 5 YEARS                           TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
Barbara A. McCann        Vice President   Since 2003            Senior Vice President and Head of Operations            30
Mellon Institutional      and Secretary                         Mellon Institutional Asset Management, formerly
Asset Management                                                First Vice President, Mellon Institutional Asset
One Boston Place                                                Management and Mellon Global Investments
Boston, MA 02108
2/20/61

Steven M. Anderson       Vice President   Vice President        Vice President and Mutual Funds Controller,             30
Mellon Institutional      and Treasurer   since 1999;           Mellon Institutional Asset Management
Asset Management                          Treasurer             Institutional Asset
One Boston Place                          since 2002
Boston, MA 02108
7/14/65

Denise B. Kneeland       Assistant Vice   Since 1996            Vice President and Manager, Mutual Funds Operations,    30
Mellon Institutional        President                           Mellon Institutional Asset Management
Asset Management
One Boston Place
Boston, MA 02108
8/19/51

Cara E. Hultgren         Assistant Vice   Since 2001            Assistant Vice President and Manager,                   30
Mellon Institutional        President                           Shareholder Services, Mellon Institutional
Asset Management                                                Asset Management since 2001;
One Boston Place                                                Shareholder Representative,
Boston, MA 02108                                                Standish Mellon Asset Management
1/19/71

Jan F. Jumet                  Chief       Since 2004            Senior Vice President and Chief Compliance Officer      30
Standish Mellon Assest     Compliance                           for Standish Mellon Asset Management Company LLC;
Management Company LLC       Officer                            formerly Director of Compliance and Administration
One Boston Place                                                and Chief Administration Officer for Standish Mellon
Boston, MA 02108                                                Asset Management Company LLC, Senior
8/9/66                                                          Vice President and Chief Administration Officer
                                                                for Mellon Bond Associates, LLP, and
                                                                First Vice President and Senior Sales Associate
                                                               for Mellon Institutional Asset Management

                      THIS PAGE INTENTIONALLY LEFT BLANK

                      THIS PAGE INTENTIONALLY LEFT BLANK

One Boston Place
Boston, MA 02108-4408
800.221.4795
www.melloninstitutionalfunds.com

 Annual Report                     STANDISH MELLON
                                   SHORT-TERM FIXED INCOME FUND

YEAR ENDED DECEMBER 31, 2004

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund' s historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Commencing with the fiscal quarter ending September 30, 2004, the Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The Fund' s Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information regarding the operation of the SEC's Public
Reference    Room    may    be    obtained    by    calling    1-800-SEC-0330.

To view the Fund' s proxy voting guidelines and proxy voting record for the 12-month period ended June 30, 2004, visit the SEC' s web site at http:
//www.sec.gov. You may also call 1-800-221-4795 to request a free copy of the proxy voting guidelines.

February 28, 2005

Dear Mellon Institutional Fund Shareholder:

Enclosed you will find your Fund's annual report for the fiscal year ended December 31, 2004.

The year was largely positive for the financial markets, as the economic expansion continued. However, as the year progressed, anticipated GDP growth diminished in line with typical expectations at this point in the economic cycle.

The S&P 500 entered 2004 with a sharp climb, fueled to a large degree by above-trend GDP growth: 4.4% in the fourth quarter of 2003 and 5.0% in the first quarter of the year, driven by a potent mix of tax cuts, monetary policy and government spending. But the momentum stalled, as the market dealt with the prospect of inflation and a new tightening cycle by the Federal Reserve, the uncertainties of a tight presidential campaign, and the ever-present threats posed by terrorism. The equity markets greeted the reelection of President Bush with optimism, as the S&P 500 surged past 1200 in the closing weeks of the year to its 2004 peak.

In the bond market, the year started with much speculation about when and how the Fed would end one of the longest stretches of easy monetary policy on record, which had driven rates to historical lows. In the fall of 2003, the prospect of deflation was still a factor in the Fed's deliberations and was its stated rationale for maintaining an accommodative stance. In the first quarter, however, the Fed began to refer to a "measured pace" of tightening. The market reacted by switching gears dramatically, sending the 10-year U.S. Treasury note from 3.7% on March 16 to 4.9% on June 14. Since then, as the economic outlook softened, with relatively tame inflation, yields have settled back to about 4%, roughly the same as a year ago.

Looking ahead, it is clear that there are some causes for concern. Consumers are weighted with debt and potentially vulnerable in a rising rate environment. Companies are hoarding cash and are being deliberate in boosting employment and spending on plant and equipment. The stimulus of monetary policy, tax cuts and government spending is waning. Nevertheless, business activity has some significant momentum, which should carry over into 2005, with reasonable profit growth and modest inflation. Finally, the president's ambitious plans to privatize Social Security, reform health care, and revise the tax code could potentially have major fiscal implications that the market will be watching carefully.

Thank you for your business and confidence in Mellon Institutional Funds. Please feel free to contact us with questions or comments.

Sincerely,

Patrick J. Sheppard

                  One Boston Place  *  Boston, MA 02108-4402

                       A MELLON ASSET MANAGEMENT COMPANY

 MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON SHORT-TERM FIXED
                                  INCOME FUND

                      MANAGEMENT DISCUSSION AND ANALYSIS
--------------------------------------------------------------------------------

Economic activity maintained a healthy pace in 2004. The employment picture improved with monthly job gains averaging approximately 185,000. Investment spending and capacity utilization picked up and despite higher interest rates, the housing market and consumer spending kept pace. Amid rising oil prices and a weaker dollar, the Federal Reserve maintained a tame inflation outlook. Bond market volatility was low as the Fed hiked interest rates in a predictable and steady fashion from 1% to 2.25% by the end of the year. The unusual aspect of this tightening cycle has been the decline in 10- and 30-year yields as short rates have risen. So while the yield curve has flattened similarly to previous cycles, long-term interest rates have moved to lower levels than expected. To a large degree, the massive foreign purchases of U.S. Treasuries have kept long-term interest rates lower than anticipated during a period of tighter monetary policy.

Over the past year, broad sectors outperformed Treasuries with particularly strong excess returns from investment grade corporate bonds. Spread sectors, especially mortgages, benefited from declining interest rate volatility. The credit sector fared well amid steady economic activity. Treasury inflation-protected securities (TIPS) outperformed nominal Treasuries as both actual and expected levels of inflation rose.

The prospects for economic growth in 2005 are good. We expect reasonably strong economic data will support continued rate hikes by the Fed. Under tighter monetary conditions, we anticipate upward pressure on interest rates and a flatter yield curve. With today's low volatility environment and narrow yield spreads, many sectors appear overvalued.

For the year, performance for the fund was 1.03% versus the Merrill Lynch 1-3 year Treasury benchmark of 0.91%. Performances for the fund and its benchmark were negatively impacted by the increase in short-term interest rates throughout the year. Although long-term interest rates ended the year near where they began, short-term interest rates rose 125 basis points, in line with the Fed's actions. The fund outperformed its benchmark for the year due primarily to the fact that, for most of the year, its duration was 10 to 20 basis points shorter than its benchmark. This duration difference was consistent with our belief that the Fed would raise rates. In addition, the fund was able to take advantage of spread product, such as corporate notes and asset-backed securities which are not represented in its Treasury-based benchmark.

/s/ Laurie Carroll                     /S/ Johnson Moore
Laurie Carroll                          Johnson Moore

 MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON SHORT-TERM FIXED
                                  INCOME FUND

   COMPARISON OF CHANGE IN VALUE OF $100,000 INVESTMENT IN  STANDISH MELLON
       SHORT-TERM FIXED INCOME FUND AND THE MERRILL LYNCH 1-3 YEAR INDEX
--------------------------------------------------------------------------------

           AVERAGE ANNUAL TOTAL RETURNS  (FOR YEAR ENDED 12/31/2004)
--------------------------------------------------------------------------------

                                                                                                        Since
                                                                                                      Inception
                     1 Year                    3 Year                      5 Year                    07/01/1995
------------------------------------------------------------------------------------------------------------------------------------
                      1.03%                     3.29%                       5.07%                       5.33%

AVERAGE ANNUAL TOTAL RETURNS REFLECT THE CHANGE IN THE VALUE OF AN INVESTMENT, ASSUMING REINVESTMENT OF THE FUND'S DIVIDEND INCOME AND CAPITAL GAINS. THE $100,000 LINE GRAPH AND THE FUND'S RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. DURING PERIODS OF REIMBURSEMENT BY THE FUND'S INVESTMENT ADVISER (IF APPLICABLE), THE FUND'S TOTAL RETURN WILL BE GREATER THAN IT WOULD BE HAD THE REIMBURSEMENT NOT OCCURRED. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

 MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON SHORT-TERM FIXED
                                  INCOME FUND

                          SHAREHOLDER EXPENSE EXAMPLE
--------------------------------------------------------------------------------

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000.00=8.6), then multiply the result by the number in the first line under the heading entitled Expenses Paid During Period to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                                                 EXPENSES PAID
                                                             BEGINNING                    ENDING               DURING PERIOD((+))
                                                           ACCOUNT VALUE              ACCOUNT VALUE             JULY 1, 2004 TO
                                                           JULY 1, 2004             DECEMBER 31, 2004          DECEMBER 31, 2004
------------------------------------------------------------------------------------------------------------------------------------
Actual                                                         $1,000.00                   $1,010.90                  $1.52
Hypothetical (5% return
  per year before expenses)                                    $1,000.00                   $1,023.63                  $1.53
(
-------

((+)) EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.30%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/366 (TO REFLECT THE ONE-HALF YEAR PERIOD).

 MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON SHORT-TERM FIXED
                                  INCOME FUND

             FUND INFORMATION AS OF DECEMBER 31, 2004 (UNAUDITED)
--------------------------------------------------------------------------------

        SUMMARY OF COMBINED RATINGS
        --------------------------------------------
                                      PERCENTAGE OF
        QUALITY BREAKDOWN              INVESTMENTS
        --------------------------------------------
        Treasury Agency                   50.9%
        AAA                               19.6
        AA                                 1.7
        A                                 20.5
        BBB                                7.3
                                         _____
                TOTAL                    100.0%

        Based on ratings from Standard & Poor's and/or Moody's Investors Services. If a security receives split (different) ratings from multiple rating organizations, the Fund treats the security as being rated in the higer rating category.

                                                                                                          PERCENTAGE OF
             TOP TEN HOLDINGS*                                          RATE              MATURITY        NET ASSETS
             ----------------------------------------------------------------------------------------------------------
             U.S. Treasury Inflation-Indexed Note (TIPS)                 3.375%            1/15/2007          5.9%
             Federal Home Loan Bank Notes                                2.875             9/15/2006          5.0
             U.S. Treasury Note                                          2.750             8/15/2007          4.9
             Federal Home Loan Bank Notes                                2.750            12/15/2006          4.0
             Federal Home Loan Bank MBS                                  6.000              7/1/2011          3.9
             U.S. Treasury Note                                          3.000            12/31/2006          3.1
             Federal National Mortgage Association Notes                 2.375             2/15/2007          3.1
             Goldman Sachs Group, Inc.                                   7.625             8/17/2005          2.6
             Fleet Boston Financial Corp.                                7.250             9/15/2005          2.6
             Alabama Power Co. Senior Notes                              5.490             11/1/2005          2.5
                                                                                                            _______
                TOTAL                                                                                        37.6%

        * Excluding short-term investments and investment of cash collateral.

                                        PERCENTAGE OF
        ECONOMIC SECTOR ALLOCATION        INVESTMENTS
        --------------------------------------------
        Treasury                              22.6%
        Agency                                23.2
        Credit                                34.2
        Mortgage pass-thru                     5.1
        Asset-backed                          14.6
        Cash & equivalents                     0.3
                                             _____
                                             100.0%

        The Fund is actively managed. Current holdings may be different than those presented above.

 MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON SHORT-TERM FIXED
                                  INCOME FUND

                  SCHEDULE OF INVESTMENTS--DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                                                                            PAR            VALUE
SECURITY                                                                      RATE         MATURITY        VALUE         (NOTE 1A)
------------------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES--99.7%
ASSET BACKED--14.6%
Bank One Issuance Trust 2002-A4 A4                                             2.940%      6/16/2008     $100,000    $     99,930
BMW Vehicle Owner Trust 2004-A A3                                              2.670       3/25/2008       50,000          49,639
Capital Auto Receivables Asset Trust 2003-1 A3A                                2.750       4/16/2007      100,000          99,656
Chase Manhattan Auto Owner Trust 2003-B A3                                     1.820       7/16/2007       75,000          74,414
Chase Manhattan Auto Owner Trust 2003-B A4                                     2.570       2/16/2010       30,000          29,470
Citibank Credit Card Issuance Trust 2003-A2 A2                                 2.700       1/15/2008      100,000          99,555
GS Auto Loan Trust 2004-1 A4                                                   2.650       5/16/2011       35,000          34,324
M & I Auto Loan Trust 2003-1 A4                                                2.970       4/20/2009       15,000          14,844
Nissan Auto Receivables Owner Trust 2002-C A3                                  2.600       8/15/2006       25,615          25,607
World Omni Auto Receivables Trust                                              2.870      11/15/2010       60,000          59,007
                                                                                                                        _________
Total Asset Backed (Cost $588,865)                                                                                        586,446
                                                                                                                        _________
CORPORATE--26.4%
BANKING--5.5%
Fleet Boston Financial Corp.                                                   7.250       9/15/2005      100,000         102,904
National City Bank Of Indiana                                                  2.375       8/15/2006       40,000          39,406
Washington Mutual, Inc.                                                        2.400       11/3/2005       50,000          49,678
Zions Bancorporation                                                           2.700        5/1/2006       30,000          29,744
                                                                                                                        _________
                                                                                                                          221,732
                                                                                                                        _________
BROKERAGES--3.4%
Goldman Sachs Group, Inc.                                                      7.625       8/17/2005      100,000         102,945
JPMorgan Chase & Co.                                                           5.625       8/15/2006       30,000          31,080
                                                                                                                        _________
                                                                                                                          134,025
                                                                                                                        _________
CONSUMER NONCYCLICAL--3.1%
Coca-Cola Enterprises                                                          2.500       9/15/2006       50,000          49,283
Pepsi Americas, Inc.                                                           5.950       2/15/2006       50,000          51,460
Sara Lee Corp.                                                                 1.950       6/15/2006       25,000          24,526
                                                                                                                        _________
                                                                                                                          125,269
                                                                                                                        _________
FINANCIAL--3.8%
Boeing Capital Corp.                                                           5.750       2/15/2007       50,000          52,219
John Deere Capital Corp.                                                       3.625       5/25/2007       50,000          49,998

SLM Corp.                                                                      3.500       9/30/2006       50,000          50,066

                                                                                                                        _________
                                                                                                                          152,283
                                                                                                                        _________
HEALTH CARE--1.3%
Unitedhealth Group, Inc.                                                       3.375       8/15/2007       25,000          24,808
Wellpoint Inc. 144A                                                            3.750      12/14/2007       25,000          24,987
                                                                                                                        _________
                                                                                                                           49,795
                                                                                                                        _________
INSURANCE--1.9%
American International Group, Inc.                                             2.850       12/1/2005       40,000          39,953
Metlife, Inc.                                                                  5.250       12/1/2006       35,000          36,120
                                                                                                                        _________
                                                                                                                           76,073
                                                                                                                        _________
TECHNOLOGY--1.2%
IBM Corp.                                                                      2.375       11/1/2006       50,000          49,293
                                                                                                                        _________

   The accompanying notes are an integral part of the financial statements.

 MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON SHORT-TERM FIXED
                                  INCOME FUND

                  SCHEDULE OF INVESTMENTS--DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                                                                            PAR            VALUE
SECURITY                                                                      RATE         MATURITY        VALUE         (NOTE 1A)
------------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS--1.3%
Verizon Wireless Capital                                                       5.375%     12/15/2006    $  50,000    $     51,790
                                                                                                                        _________
TRANSPORTATION--1.2%
Fedex Corp.                                                                    2.650        4/1/2007       50,000          48,971
                                                                                                                        _________
UTILITIES--3.7%
Alabama Power Co. Senior Notes                                                 5.490       11/1/2005      100,000         101,977
Virginia Electric and Power Co.                                                5.750       3/31/2006       45,000          46,325
                                                                                                                        _________
                                                                                                                          148,302
                                                                                                                        _________
Total Corporate (Cost $1,058,212)                                                                                       1,057,533
                                                                                                                        _________
U.S. GOVERNMENT AGENCY--28.3%
GOVERNMENT BACKED--21.1%
Federal Home Loan Bank                                                         2.875       8/15/2006      100,000          99,539
Federal Home Loan Bank                                                         2.875       9/15/2006      200,000         199,291
Federal Home Loan Bank                                                         2.750      12/15/2006      160,000         158,503
FNMA                                                                           2.125       4/15/2006      100,000          98,802
FNMA                                                                           3.125       7/15/2006       70,000          69,975
FNMA                                                                           2.375       2/15/2007      125,000         122,687
FNMA                                                                           3.000       8/15/2007      100,000          99,008
                                                                                                                        _________
Total Government Backed (Cost $850,842)                                                                                   847,805
                                                                                                                        _________
PASS THRU SECURITIES--7.2%
FHLMC                                                                          5.000        8/1/2007       49,361          50,425
FHLMC                                                                          6.000        7/1/2011      147,300         154,566
FHLMC                                                                          2.614       7/15/2011       44,902          44,392
FHLMC                                                                          5.500      10/15/2018       25,000          25,619
FHLMC                                                                          5.000       1/15/2023       15,000          15,364
                                                                                                                        _________
Total Pass Thru Securities (Cost $280,029)                                                                                290,366
                                                                                                                        _________
Total U.S. Government Agency (Cost $1,130,871)                                                                          1,138,171
                                                                                                                        _________
U.S. TREASURY OBLIGATIONS--25.7%
U.S. Treasury Note                                                             1.625      10/31/2005       40,000          39,658
U.S. Treasury Note                                                             2.000       5/15/2006       75,000          74,115
U.S. Treasury Note                                                             2.500       5/31/2006      100,000          99,426
U.S. Treasury Note                                                             2.375       8/31/2006       85,000          84,153
U.S. Treasury Note                                                             2.875      11/30/2006       81,000          80,747
U.S. Treasury Note                                                             3.000      12/31/2006      124,000         123,835
U.S. Treasury Note                                                             2.250       2/15/2007       95,000          93,389
U.S. Treasury Note                                                             2.750       8/15/2007      200,000         197,805
U.S. Treasury Inflation-Indexed Note (TIPS)                                    3.375       1/15/2007      222,870         236,042
                                                                                                                        _________
Total U.S. Treasury Obligations (Cost $1,035,722)                                                                       1,029,170
                                                                                                                        _________
YANKEE BONDS--4.7%
Deutsche Telekom International Finance                                         8.250       6/15/2005       25,000          25,583
France Telecom                                                                 7.950        3/1/2006       50,000          52,498
HBOS Treasury Services PLC 144A                                                2.250        5/1/2006       70,000          69,221
Kredit Wiederauf                                                               3.250       7/16/2007       40,000          39,849
                                                                                                                        _________
Total Yankee Bonds (Cost $188,211)                                                                                        187,151
                                                                                                                        _________
TOTAL BONDS AND NOTES (COST $4,001,881)                                                                                 3,998,471
                                                                                                                        _________

   The accompanying notes are an integral part of the financial statements.

 MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON SHORT-TERM FIXED
                                  INCOME FUND

                  SCHEDULE OF INVESTMENTS--DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                                                                                VALUE
SECURITY                                                                                       SHARES         (NOTE 1A)
-------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS--3.4%
INVESTMENT COMPANIES--3.4%
Dreyfus Institutional Preferred Plus Money Market Fund ((+))(Cost $ 136,016)                   136,016     $   136,016
                                                                                                             _________
TOTAL INVESTMENTS--103.1% (Cost $4,137,897)                                                                  4,134,487
LIABILITIES IN EXCESS OF OTHER ASSETS--(3.1%)                                                                 (122,989)
                                                                                                             _________
NET ASSETS-100%                                                                                             $4,011,498
                                                                                                             _________
                                                                                                             _________

NOTES TO SCHEDULE OF INVESTMENTS:

144A-Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified buyers.

FHLMC-Federal Home Loan Mortgage Company
FNMA-Federal National Mortgage Association
((+))  Affiliated institutional money market fund.
   The accompanying notes are an integral part of the financial statements.

 MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON SHORT-TERM FIXED
                                  INCOME FUND

             STATEMENT OF ASSETS AND LIABILITIES DECEMBER 31, 2004
--------------------------------------------------------------------------------

ASSETS
  Investments in securities (Note 1A)
  Unaffiliated issuers, at value (cost $4,001,881)                    $3,998,471
  Affiliated issuers, at value (cost $136,016) (Note 1F)                 136,016
  Cash                                                                    23,614
  Receivable for Fund shares sold                                            300
  Interest receivable                                                     32,551
  Prepaid expenses                                                         8,166
                                                                       _________
    Total assets                                                       4,199,118
LIABILITIES
 Payable for investments purchased                                   $   148,414
 Accrued accounting, custody, administration
 and transfer agent fees (Note 2)                                          9,197
 Accrued trustees' fees and expenses (Note 2)                                759
 Accrued professional fees                                                24,258
 Accrued expenses and other liabilities                                    4,992
                                                                       _________
    Total liabilities                                                    187,620
                                                                       _________

NET ASSETS                                                            $4,011,498
                                                                       _________
                                                                       _________
NET ASSETS CONSIST OF:
  Paid-in capital                                                     $4,016,289
  Accumulated net realized loss                                          (1,381)
  Net unrealized depreciation                                            (3,410)
                                                                       _________
TOTAL NET ASSETS                                                      $4,011,498
                                                                       _________
                                                                       _________
SHARES OF BENEFICIAL INTEREST OUTSTANDING                                252,103
                                                                       _________
                                                                       _________
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  (Net Assets/Shares outstanding)                                          15.91
                                                                       _________
                                                                       _________

   The accompanying notes are an integral part of the financial statements.

                                       9
PAGE>
 MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON SHORT-TERM FIXED
                                  INCOME FUND

         STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1B)
  Interest income (including securities lending income of $514 (Note 7))    $107,786
  Interest income from affiliated investment (Note 1F)                         2,682
                                                                            ________
    Total investment income                                                  110,468
EXPENSES
 Investment advisory fee (Note 2)                                            $10,924
 Accounting, custody, administration and
 transfer agent fees (Note 2)                                                 41,512
 Professional fees                                                            33,147
 Registration fees                                                            14,580
 Trustees' fees and expenses (Note 2)                                          2,995
 Insurance expense                                                            3,920
 Miscellaneous                                                                 7,897
                                                                            _________
    Total expenses                                                           114,975
Deduct:
 Waiver of investment advisory fee (Note 2)                                  (10,924)
 Reimbursement of Fund operating expenses (Note 2)                           (93,127)
                                                                            _________
    Total expense deductions                                                (104,051)
                                                                            _________
      Net expenses                                                            10,924
                                                                            ________
        Net investment income                                                99,544
                                                                            ________
REALIZED AND UNREALIZED GAIN (LOSS)
 Net realized gain (loss)
    Investment security transactions                                         16,386
                                                                            _________
      Net realized gain                                                      16,386
  Change in unrealized appreciation (depreciation)
    Investment securities                                                  (70,563)
                                                                           _________
      Change in net unrealized appreciation (depreciation)                 (70,563)
                                                                           ________
    Net realized and unrealized loss on investments                        (54,177)
                                                                           ________

NET INCREASE IN NET ASSETS FROM OPERATIONS                                $  45,367
                                                                           ________
                                                                           ________

   The accompanying notes are an integral part of the financial statements.

 MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON SHORT-TERM FIXED
                                  INCOME FUND

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                     FOR THE              FOR THE
                                                                                   YEAR ENDED            YEAR ENDED
                                                                               DECEMBER 31, 2004     DECEMBER 31, 2003
                                                                               __________________     _________________
INCREASE (DECREASE) IN NET ASSETS: FROM INVESTMENT OPERATIONS
  Net investment income                                                            $      99,544         $      398,500
  Net realized gains                                                                      16,386                650,911
  Change in net unrealized appreciation (depreciation)                                   (70,563)              (544,868)
                                                                                     ___________             ___________
  Net increase in net assets from investment operations                                   45,367                504,543
                                                                                     ___________             ___________
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1C)
  From net investment income                                                             (97,666)              (408,533)
  From net realized gains on investments                                                 (17,781)              (915,753)
  From return of capital                                                                  (2,442)                     --
                                                                                     ___________             ___________
  Total distributions to shareholders                                                  (117,889)            (1,324,286)
                                                                                     ___________             ___________
FUND SHARE TRANSACTIONS (NOTE 4)
  Net proceeds from sale of shares                                                     3,246,765              4,896,201
  Value of shares issued to shareholders in reinvestment of distributions                114,532              1,049,509
  Cost of shares redeemed                                                             (3,285,026)           (23,384,843)
                                                                                     ___________             ___________
  Net increase (decrease) in net assets from Fund share transactions                      76,271            (17,439,133)
                                                                                     ___________             ___________
TOTAL INCREASE (DECREASE) IN NET ASSETS                                                    3,749            (18,258,876)
NET ASSETS
  At beginning of year                                                                 4,007,749             22,266,625
                                                                                     ___________             ___________
  At end of year (including distributions
   in excess of net investment income of $0 and $2,350)                             $ 4,011,498          $   4,007,749
                                                                                     ___________             ___________
                                                                                     ___________             ___________

   The accompanying notes are an integral part of the financial statements.

 MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON SHORT-TERM FIXED
                                  INCOME FUND

                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                       YEAR ENDED DECEMBER 31,
                                                                     ____________________________________________________________
                                                                      2004        2003         2002        2001(A)       2000
                                                                     ______      ______      ________      _______     _______
NET ASSET VALUE, BEGINNING OF THE YEAR                               $16.25       $20.03     $  19.86     $  19.57     $  19.36
                                                                     ______      ______      ________      _______     _______
FROM INVESTMENT OPERATIONS:
   Net investment income(* (1))                                        0.43         0.61         0.85         1.13         1.28
   Net realized and unrealized gain (loss) on investments             (0.27)       (0.10)(2)     0.38         0.34         0.21
                                                                     ______      ______      ________      _______     _______
Total from investment operations                                       0.16         0.51         1.23         1.47         1.49
                                                                     ______      ______      ________      _______     _______
LESS DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                         (0.42)       (1.16)       (0.96)       (1.18)       (1.28)
   From net realized gain on investments                              (0.07)       (3.13)       (0.10)          --           --
   From return of capital                                             (0.01)          --           --           --           --
                                                                     ______      ______      ________      _______     _______
Total distributions to shareholders                                   (0.50)       (4.29)       (1.06)       (1.18)       (1.28)
                                                                     ______      ______      ________      _______     _______
Net Asset Value, End of Year                                         $15.91       $16.25     $  20.03     $  19.86     $  19.57
                                                                     ______      ______      ________      _______     _______
                                                                     ______      ______      ________      _______     _______
TOTAL RETURN((+))                                                     1.03%        2.62%        6.31%        7.66%        7.93%
RATIOS/SUPPLEMENTAL DATA:
   Expenses (to average daily net assets)(*)                          0.30%        0.30%        0.30%        0.30%        0.30%
   Net Investment Income (to average daily net assets)(*)             2.75%        3.06%        4.24%        5.64%        6.66%
   Portfolio Turnover                                                  133%         186%         251%         149%         170%
   Net Assets, End of Year (000's omitted)                          $4,011       $4,008      $22,267      $41,169      $45,232
-------

* For the periods indicated, the investment adviser voluntarily agreed not to impose all or a portion of its investment advisory fee and/ or reimbursed the Fund for a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios would have been:

   Net investment income (loss) per share (1)                      $ (0.02)      $  0.40    $    0.75     $   1.07    $    1.21
   Ratios (to average daily net assets):
      Expenses                                                        3.17%        1.36%        0.78%        0.60%        0.69%
      Net investment income                                         (0.12)%        2.00%        3.76%        5.34%        6.27%

(a) The Fund has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies effective January 1, 2001 and began amortizing premium and discount on all debt securities on an effective yield basis. The effect of this change for the year ended December 31, 2001 was to increase net investment income per share by less than $0.001, decrease net realized and unrealized gains and losses per share by less than $0.001 and increase the ratio of net investment income to average net assets by less than 0.01%. Per share data and ratios/supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(1)  Calculated based on average shares outstanding,
(2) The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain/loss for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.
(+)     Total return would have been lower in the absence of expense waivers.

   The accompanying notes are an integral part of the financial statements.

 MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON SHORT-TERM FIXED
                                  INCOME FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)  SIGNIFICANT ACCOUNTING POLICIES:

     Mellon Institutional Funds Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Mellon Short-Term Fixed Income Fund (the "Fund") is a separate diversified investment series of the Trust.

     The objective of the Fund is to maximize total return, consistent with preserving principal and liquidity, while seeking a relatively high level of current income. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in fixed income securities of U.S. companies and the U.S. government.

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A. INVESTMENT SECURITY VALUATIONS

     Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are primarily traded. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by a pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships between securities that are generally recognized by institutional traders. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees.

     Short-term instruments with less than sixty-one days remaining to maturity are valued at amortized cost, which approximates market value. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized value based upon the value on such date unless the Trustees determine during such sixty-day period that amortized value does not represent fair value.

     B. SECURITIES TRANSACTIONS AND INCOME

     Securities transactions are recorded as of the trade date. Interest income is determined on the basis of coupon interest accrued, adjusted for accretion of discount or amortization of premium using the yield-to-maturity method on long-term debt securities and short-term securities with greater than sixty days to maturity. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis

     C. DISTRIBUTIONS TO SHAREHOLDERS

     Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless a shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in distribution reclassifications, are primarily due to differing treatments of amortization and/or accretion of premiums and discounts on certain securities and paydown gains and losses.

     Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications among undistributed net investment income, accumulated net realized gain (loss) and paid in capital. Undistributed net investment income and accumulated net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

 MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON SHORT-TERM FIXED
                                  INCOME FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     D. EXPENSES

     The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

     E. COMMITMENTS AND CONTINGENCIES

     In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risks of loss to be remote.

     F. AFFILIATED ISSUERS

     Affiliated issuers represent investments held in the Fund in other investment companies advised by Standish Mellon Asset Management Company LLC ("Standish Mellon"), a wholly-owned subsidiary of Mellon Financial Corporation, or its affiliates.

(2)  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

     The investment advisory fee paid to Standish Mellon for overall investment advisory, administrative services, and general office facilities, is paid monthly at the annual rate of 0.30% of the Fund's average daily net assets. Standish Mellon voluntarily agreed to limit total Fund operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) to 0.30% of the Fund's average daily net assets for the year ended December 31, 2004. Pursuant to this agreement, for the year ended December 31, 2004, Standish Mellon collectively and voluntarily waived its investment advisory fee in the amount of $10,924 and reimbursed the Fund for $93,127 of its operating expenses. This agreement is voluntary and temporary and may be discontinued or revised by Standish Mellon at any time.

     Effective February 23, 2004, the Fund entered into an agreement with Dreyfus Transfer, Inc., a wholly owned subsidiary of The Dreyfus Corporation, a wholly owned subsidiary of Mellon Financial Corporation and an affiliate of Standish Mellon, to provide personnel and facilities to perform transfer agency and certain shareholder services for the Fund. For these services the Fund pays Dreyfus Transfer, Inc. a fixed fee plus per account and transaction based fees, as well as, out-of-pocket expenses. Pursuant to this agreement the Fund paid $2,382 during the period ended December 31, 2004.

     The Fund has contracted Mellon Bank, N.A. ("Mellon Bank"), a wholly owned subsidiary of Mellon Financial Corporation and an affiliate of Standish Mellon, to provide custody, fund administration and fund accounting services for the Fund. For these services the Fund pays Mellon Bank a fixed fee plus asset and transaction based fees, as well as, out-of-pocket expenses. Pursuant to this agreement the Fund paid $31,369 during the year ended December 31, 2004.

     The Fund entered into an agreement with Mellon Bank to perform certain securities lending activities and to act as the Fund's lending agent. Pursuant to this agreement Mellon Bank receives an agreed upon percentage of the net lending revenues. This compensation is a standard form of compensation received by securities lending agents with respect to non-affiliated entities.

     No director, officer or employee of Standish Mellon or its affiliates receives any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of Standish Mellon or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

(3)  PURCHASES AND SALES OF INVESTMENTS:

     Purchases and proceeds from sales of investments, excluding short-term securities, for the year ended December 31, 2004 were as follows:

                                                                        PURCHASES                SALES
                                                                        __________            __________
        U.S. Government Securities                                      $3,702,813            $3,382,552
                                                                        __________            __________
                                                                        __________            __________
        Investments (non-U.S. Government Securities)                    $1,127,249            $1,321,715
                                                                        __________            __________
                                                                        __________            __________

 MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON SHORT-TERM FIXED
                                  INCOME FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(4)  SHARES OF BENEFICIAL INTEREST:

     The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                 FOR THE                FOR THE
                                                  YEAR ENDED             YEAR ENDED
                                              DECEMBER 31, 2004       DECEMBER 31, 2003
                                              __________________      __________________
     Shares sold                                   200,671                 246,481
        Shares issued to shareholders in
          payment of distributions declared          7,147                  59,783
        Shares redeemed                           (202,420)             (1,171,136)
                                                 _________              ___________
        Net increase (decrease)                      5,398               (864,872)
                                                 _________              ___________
                                                 _________              ___________

     At December 31, 2004, two shareholders of record held approximately 83% of the total outstanding shares of the Fund. Investment activity of these shareholders could have a material impact on the Fund.

     A significant portion of the Fund's shares represent investments by fiduciary accounts over which Standish Mellon and its affiliates have either sole or joint investment discretion.

(5)  FEDERAL TAXES:

     As a regulated investment company qualified under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year.

     The tax basis components of distributable earnings and the federal tax cost as of December 31, 2004, was as follows:

     Unrealized appreciation                        $     15,126
     Unrealized depreciation                            (19,574)
                                                      __________
     Net unrealized appreciation/depreciation            (4,448)
     Cost for federal income tax purposes             $4,138,935

    Tax character of distributions paid during the fiscal year ended December
     31, 2004 and December 31, 2003, were as follows:

                                                                                2004                   2003
                               Distributions paid from:                        AMOUNT                 AMOUNT
                                                                              ________              _________
                                 Ordinary income                               $97,666               $626,211
                                 Capital gains                                  17,781                698,075
                                 Return of capital                               2,442                     --

(6)     FINANCIAL INSTRUMENTS:

     In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these instruments are set forth more fully in the Fund's Prospectus and Statement of Additional Information.

     The Fund may trade the following instruments with off-balance sheet risk:

     OPTIONS

     Call and put options give the holder the right to purchase or sell a security or currency or enter into a swap arrangement on a future date at a specified price. The Fund may use options to seek to hedge against risks of market exposure and changes in securities prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. Options, both held and writte

 MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON SHORT-TERM FIXED
                                  INCOME FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     by the Fund, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased options is shown in the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contract or if the counterparty does not perform under the contract's terms.

     Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Fund is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

     Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by the dealers.

     The Fund did not enter into any option contracts during the year ended December 31, 2004.

     FUTURES CONTRACTS

     The Fund may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to the margin requirements, the Fund deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Fund's exposure to the underlying instrument, while selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparties do not perform under the contract's terms. The Fund enters into financial futures transactions primarily to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

     The Fund did not enter into any futures contracts during the year ended December 31, 2004.

(7)  SECURITY LENDING:

     The Fund may lend its securities to financial institutions which the Fund deems to be creditworthy. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is allocated to the Fund on the next business day. For the duration of a loan, the Fund receives the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from the investment of the collateral. As with other extensions of credit, the Fund bears the risk of delay in recovery or even loss of rights in its securities on loan should the borrower of the securities fail financially or default on its obligations to the Fund. In the event of borrower default, the Fund generally has the right to use the collateral to offset losses incurred. The Fund may incur a loss in the event it was delayed or prevented from exercising its rights to dispose of the collateral. The Fund also bears the risk in the event that the interest and/or dividends received on invested collateral is not sufficient to meet the Fund's obligations due on the loans. The Fund loaned securities during the year ended December 31, 2004 resulting in security lending income of $514. At December 31, 2004, the Fund had no securities on loan.

(8)  LINE OF CREDIT:

     The Fund, and other funds in the Trust and subtrusts in the Mellon Institutional Funds Master Portfolio Trust (the "Portfolio Trust") are parties to a committed line of credit facility, which enables each portfolio/fund to borrow, in the aggregate, up to $35 million. Interest is charged to each participating portfolio/fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. In addition, a facility fee, computed at an annual rate of .060 of 1% committed amount, is allocated ratably among the participating portfolios/funds at the end of each quarter. For the year ended December 31, 2004, the facility fee allocated to the Fund was $40.

     During the year ended December 31, 2004, the Fund did not borrow under the credit facility.

 MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON SHORT-TERM FIXED
                                  INCOME FUND

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

     To the Trustees of Mellon Institutional Funds Investment Trust and the Shareholders of Standish Mellon Short-Term Fixed Income Fund:

     In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish Mellon Short-Term Fixed Income Fund (the "Fund") at December 31, 2004, and the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion

     PricewaterhouseCoopers LLP
     New York, NY
     February 25, 2005
17

TRUSTEES AND OFFICERS

The following table lists the Trust's trustees and officers; their address and date of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies; and total annual remuneration paid as of December 31, 2004. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing The Mellon Institutional Funds at P.O. Box 8585, Boston, MA 02266-8585 or calling toll free 1-800-221-4795.

INDEPENDENT TRUSTEES

                                                                                        NUMBER OF                        TRUSTEE
                                                                  PRINCIPAL           PORTFOLIOS IN       OTHER       REMUNERATION
NAME                                     TERM OF OFFICE         OCCUPATION(S)         FUND COMPLEX    DIRECTORSHIPS    (YEAR ENDED
ADDRESS, AND               POSITION(S)    AND LENGTH OF          DURING PAST           OVERSEEN BY       HELD BY      DECEMBER 31,
DATE OF BIRTH            HELD WITH TRUST   TIME SERVED             5 YEARS               TRUSTEE         TRUSTEE          2004)
-----------------------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming            Trustee      Trustee since     Chairman of the Board          30             None         Fund: $537
c/o Decision Resources, Inc.              11/3/1986         and Chief Executive
260 Charles Street                                          Officer, Decision
Waltham, MA 02453                                           Resources, Inc.
9/30/40

Caleb Loring III             Trustee      Trustee since     Trustee, Essex Street          30             None         Fund: $546
c/o Essex Street Associates               11/3/1986         Associates (family
P.O. Box 181                                                investment trust office)
Beverly, MA 01915
11/14/43

Benjamin M. Friedman         Trustee      Trustee since     William Joseph Maier,          30             None         Fund: $537
c/o Harvard University                    9/13/1986         Professor of Political
Cambridge, MA 02138                                         Economy, Harvard
8/5/44                                                      University

John H. Hewitt               Trustee      Trustee since     Trustee, Mertens               30             None         Fund: $537
P.O. Box 2333                             11/3/1986         House, Inc. (hospice)
New London, NH 03257
4/11/35

INTERESTED TRUSTEES

Patrick J. Sheppard    Trustee, President   Since 2003      Senior Vice President          30             None         Fund: $0
Mellon Institutional        and Chief                       and Chief Operating Officer,
Asset Management        Executive Officer                   Mellon Institutional
One Boston Place                                            Asset Management;
Boston, MA 02108                                            formerly Vice President
7/24/65                                                     and Chief Financial Officer,
                                                            Mellon Institutional
                                                            Asset Management

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                                                                                                                     NUMBER OF
                                                                                                                   PORTFOLIOS IN
NAME                                     TERM OF OFFICE                                                            FUND COMPLEX
ADDRESS, AND               POSITION(S)    AND LENGTH OF               PRINCIPAL OCCUPATION(S)                       OVERSEEN BY
DATE OF BIRTH            HELD WITH TRUST   TIME SERVED                  DURING PAST 5 YEARS                           TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
Barbara A. McCann        Vice President   Since 2003            Senior Vice President and Head of Operations            30
Mellon Institutional      and Secretary                         Mellon Institutional Asset Management, formerly
Asset Management                                                First Vice President, Mellon Institutional Asset
One Boston Place                                                Management and Mellon Global Investments
Boston, MA 02108
2/20/61

Steven M. Anderson       Vice President   Vice President        Vice President and Mutual Funds Controller,             30
Mellon Institutional      and Treasurer   since 1999;           Mellon Institutional Asset Management
Asset Management                          Treasurer             Institutional Asset
One Boston Place                          since 2002
Boston, MA 02108
7/14/65

Denise B. Kneeland       Assistant Vice   Since 1996            Vice President and Manager, Mutual Funds Operations,    30
Mellon Institutional        President                           Mellon Institutional Asset Management
Asset Management
One Boston Place
Boston, MA 02108
8/19/51

Cara E. Hultgren         Assistant Vice   Since 2001            Assistant Vice President and Manager,                   30
Mellon Institutional        President                           Shareholder Services, Mellon Institutional
Asset Management                                                Asset Management since 2001;
One Boston Place                                                Shareholder Representative,
Boston, MA 02108                                                Standish Mellon Asset Management
1/19/71

Jan F. Jumet                  Chief       Since 2004            Senior Vice President and Chief Compliance Officer      30
Standish Mellon Assest     Compliance                           for Standish Mellon Asset Management Company LLC;
Management Company LLC       Officer                            formerly Director of Compliance and Administration
One Boston Place                                                and Chief Administration Officer for Standish Mellon
Boston, MA 02108                                                Asset Management Company LLC, Senior
8/9/66                                                          Vice President and Chief Administration Officer
                                                                for Mellon Bond Associates, LLP, and
                                                                First Vice President and Senior Sales Associate
                                                                for Mellon Institutional Asset Management

                      THIS PAGE INTENTIONALLY LEFT BLANK

                      THIS PAGE INTENTIONALLY LEFT BLANK

One Boston Place
Boston, MA 02108-4408
800.221.4795
www.melloninstitutionalfunds.com
                                                                     0936AR1204

Annual Report                      STANDISH MELLON
                                   GLOBAL FIXED INCOME FUND
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2004

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund' s historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Commencing with the fiscal quarter ending September 30, 2004, the Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The Fund' s Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

To view the Fund' s proxy voting guidelines and proxy voting record for the 12-month period ended June 30, 2004, visit the SEC' s web site at http:
//www.sec.gov. You may also call 1-800-221-4795 to request a free copy of the proxy voting guidelines.

February 28, 2005

Dear Mellon Institutional Fund Shareholder:

Enclosed you will find your Fund's annual report for the fiscal year ended December 31, 2004.

The year was largely positive for the financial markets, as the economic expansion continued. However, as the year progressed, anticipated GDP growth diminished in line with typical expectations at this point in the economic cycle.

The S&P 500 entered 2004 with a sharp climb, fueled to a large degree by above-trend GDP growth: 4.4% in the fourth quarter of 2003 and 5.0% in the first quarter of the year, driven by a potent mix of tax cuts, monetary policy and government spending. But the momentum stalled, as the market dealt with the prospect of inflation and a new tightening cycle by the Federal Reserve, the uncertainties of a tight presidential campaign, and the ever-present threats posed by terrorism. The equity markets greeted the reelection of President Bush with optimism, as the S&P 500 surged past 1200 in the closing weeks of the year to its' 2004 peak.

In the bond market, the year started with much speculation about when and how the Fed would end one of the longest stretches of easy monetary policy on record, which had driven rates to historical lows. In the fall of 2003, the prospect of deflation was still a factor in the Fed's deliberations and was its stated rationale for maintaining an accommodative stance. In the first quarter, however, the Fed began to refer to a "measured pace" of tightening. The market reacted by switching gears dramatically, sending the 10-year U.S. Treasury note from 3.7% on March 16 to 4.9% on June 14. Since then, as the economic outlook softened, with relatively tame inflation, yields have settled back to about 4%, roughly the same as a year ago.

Looking ahead, it is clear that there are some causes for concern. Consumers are weighted with debt and potentially vulnerable in a rising rate environment. Companies are hoarding cash and are being deliberate in boosting employment and spending on plant and equipment. The stimulus of monetary policy, tax cuts and government spending is waning. Nevertheless, business activity has some significant momentum, which should carry over into 2005, with reasonable profit growth and modest inflation. Finally, the president's ambitious plans to privatize Social Security, reform health care, and revise the tax code could potentially have major fiscal implications that the market will be watching carefully.

Thank you for your business and confidence in Mellon Institutional Funds. Please feel free to contact us with questions or comments.

Sincerely,

/s/ Patrick J. Sheppard

                  One  Boston Place * Boston, MA 02108-4402

                       A MELLON ASSET MANAGEMENT COMPANY

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                    STANDISH MELLON GLOBAL FIXED INCOME FUND

                       MANAGEMENT DISCUSSION AND ANALYSIS
--------------------------------------------------------------------------------

Global bond markets produced modest, positive returns in 2004. The Standish Mellon Global Fixed Income Fund returned 4.98% for the year, after all expenses, compared to a return of 4.90% for the Lehman Global Aggregate Hedged Index.

A return of close to 5% for hedged global bonds is perhaps surprising considering that at the beginning of the year, the consensus expectation was that bond yields would rise as central banks raised interest rates. Indeed, bond yields did rise early in the year and in particular the U.S. bond market experienced a vicious sell-off in the first half. However, as the year progressed, it became apparent that core inflation was well contained in the U.S., the job market strengthened but not as much as anticipated, and growth in large economies overseas was anemic. Bond yields fell during the second half of the year, and in the end, despite the volatility, bond investors managed to earn a bit more than their coupon.

The non-government sectors of the global bond markets were a pleasant surprise producing returns well above government bonds for the second year in a row. The star performers were corporate bonds, particularly the high-yield sector, and emerging markets. A number of factors contributed to the outperformance of the corporate and emerging sectors particularly global growth, low inflation, low interest rates and in the case of the commodity laden emerging markets, high commodity prices. The high yield corporate and emerging market indices both had returns of over 10% for the year. Other non-government sectors also performed well including mortgages, agencies and asset-backed securities.

The range of returns in hedged terms for government bond markets as measured by the JP Morgan Government Bond Indices was modest for the year with only 534 basis points, separating the best market Italy (+8.00%) from the worst, Japan (+2.66%). The U.S. component of the index returned 3.75% while European markets returned 6.77% on average. The U.S. dollar had traded in a modest range for most of the year however it fell sharply in the final quarter. The decline of the dollar was the sharpest relative to the European currencies against which it declined by more than 7%. The U.S. dollar has been under pressure since 2002 as the mix of loose fiscal and monetary policy and the large current account deficit made the currency unattractive to global investors.

The Fund outperformed its benchmark during the year. Our position in investment grade and high yield corporate bonds and emerging market securities was the largest positive contributor relative to our benchmarks. Our country selection was also positive as we were overweight European markets, which produced the best returns. Although Japan was the worst performing market in the index, our zero weighting in the market was a slight drag on performance as Japan did produce a positive return. In currencies, our small primarily, option-based positions detracted a modest amount from our performance.

Our outlook for 2005 is favorable for global bonds. We believe that the performance of global economies will be close to trend, yet the behavior of central banks around the world could be quite different. The Fed will continue to raise interest rates at least in the first half of the year and this will flatten the yield curve but we expect longer dated bonds to be fairly stable. Opportunities for value-added can be found in Europe and in some of the smaller index components such as Australia, New Zealand and the U.K. In the latter three markets, the central banks have been raising interest rates for some time and those increases now appear to be having an effect. These economies have housing markets that are vulnerable to price declines and if the economies soften, we believe bonds in these markets will perform well. Non-government sectors such as corporate and emerging market bonds have richened quite a bit over the past two years and we believe that these sectors will not perform as well as in the past but that the sector still offers opportunities to add-value through security selection.

We appreciate your continued support and look forward to working on your behalf over the next year.


/s/ W. Charles Cook

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                    STANDISH MELLON GLOBAL FIXED INCOME FUND

    COMPARISON OF CHANGE IN VALUE OF $100,000 INVESTMENT IN STANDISH MELLON
          GLOBAL FIXED INCOME FUND AND THE LEHMAN BROTHERS GLOBAL INDEX
--------------------------------------------------------------------------------


                                  [LINE CHART]

          AVERAGE ANNUAL TOTAL RETURNS  (FOR PERIOD ENDED 12/31/2004)
--------------------------------------------------------------------------------

                                                                                                        Since
                                                                                                      Inception
   1 Year                  3 Year                   5 Year                   10 Year                 01/03/1994
-------------------------------------------------------------------------------------------------------------------------
    4.98%                   6.10%                    6.50%                    8.07%                     6.59%

AVERAGE ANNUAL TOTAL RETURNS REFLECT THE CHANGE IN THE VALUE OF AN INVESTMENT, ASSUMING REINVESTMENT OF THE FUND'S DIVIDEND INCOME AND CAPITAL GAINS. THE $100,000 LINE GRAPH AND THE FUND'S RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. DURING PERIODS OF REIMBURSEMENT BY THE FUND'S INVESTMENT ADVISER (IF APPLICABLE), THE FUND'S TOTAL RETURN WILL BE GREATER THAN IT WOULD BE HAD THE REIMBURSEMENT NOT OCCURRED. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                    STANDISH MELLON GLOBAL FIXED INCOME FUND

                           SHAREHOLDER EXPENSE EXAMPLE
--------------------------------------------------------------------------------

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000.00=8.6), then multiply the result by the number in the first line under the heading entitled Expenses Paid During Period to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expenses ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                                EXPENSES PAID
                                            BEGINNING                    ENDING                 DURING PERIOD+
                                          ACCOUNT VALUE              ACCOUNT VALUE             JULY 1, 2004 TO
                                          JULY 1, 2004             DECEMBER 31, 2004          DECEMBER 31, 2004
-------------------------------------------------------------------------------------------------------------------
Actual                                        $1,000.00                   $1,045.20                  $3.34
Hypothetical (5% return
  per year before expenses)                   $1,000.00                   $1,021.87                  $3.30

-------

+ EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.65%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/366 (TO REFLECT THE ONE-HALF YEAR PERIOD).THE EXAMPLE REFLECTS THE COMBINED EXPENSES OF THE FUND AND THE MASTER PORTFOLIO IN WHICH IT INVESTS ALL ITS ASSETS.

                   MELLON INSTITUTIONAL FUNDS INVESTMENT FUND
                    STANDISH MELLON GLOBAL FIXED INCOME FUND

                  PORTFOLIO INFORMATION AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                                              PERCENTAGE OF
  TOP TEN HOLDINGS(*)                        RATE              MATURITY        NET ASSETS
 ------------------------------------------------------------------------------------------
 UK Gilt                                     4.000%             3/7/2009            7.9%
 Australian Government Bond                  7.500             9/15/2009            4.8
 Italy Buoni Poliennali Del Tesoro           4.500              3/1/2007            4.2
 Belgium Government Bond                     4.250             9/28/2013            3.7
 Singapore Government                        5.625              7/1/2008            3.6
 French Treasury Note BTAN                   5.000             1/12/2006            3.2
 New Zealand Government Bond                 6.500             4/15/2013            3.2
 New Zealand Government Bond                 7.000             7/15/2009            3.1
 U.S. Treasury Note                          3.250             8/15/2008            2.8
 U.S. Treasury Note                          4.000            11/15/2012            2.6
                                                                                  -----
                                                                                   39.1%

* Excluding short-term investments and investment of cash collateral.

                                         PERCENTAGE OF
        TOP TEN COUNTRIES                 INVESTMENTS
       -----------------------------------------------
        United States                         30.6%
        Euro                                  37.1
        U.K.                                  11.6
        Canada                                 0.7
        Denmark                                1.3
        Australia                              6.9
        New Zealand                            6.3
        Singapore                              3.6
        Switzerland                            1.9
                                             -----
                                             100.0%

                                        PERCENTAGE OF
        ECONOMIC SECTOR ALLOCATION        INVESTMENTS
       ----------------------------------------------
        Government                            55.8%
        Credit                                37.0
        Mortgage pass thru                     1.9
        Collateralized                         1.3
        ABS/CMBS/CMO                           0.0
        Emerging Markets                       4.0
                                             -----
                                             100.0%

        The Portfolio is actively managed. Current holdings may be different than those presented above.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                    STANDISH MELLON GLOBAL FIXED INCOME FUND

             STATEMENT OF ASSETS AND LIABILITIES DECEMBER 31, 2004
--------------------------------------------------------------------------------

ASSETS
  Investment in Standish Mellon Global Fixed Income Portfolio (Portfolio), at value (Note 1A)      $73,072,628
  Receivable for Fund shares sold                                                                      100,000
  Prepaid expenses                                                                                      11,046
                                                                                                   -----------
    Total assets                                                                                    73,183,674

LIABILITIES
 Distribution payable                                                             $   910,396
 Payable for Fund shares redeemed                                                      11,743
 Accrued transfer agent fees (Note 2)                                                   5,994
 Accrued trustees' fees(Note 2)                                                           500
 Accrued expenses and other liabilities                                                13,927
                                                                                  -----------
    Total liabilities                                                                                  942,560
                                                                                                   -----------
NET ASSETS                                                                                         $72,241,114
                                                                                                   ===========
NET ASSETS CONSIST OF:
  Paid-in capital                                                                                  $89,748,447
  Accumulated net realized loss                                                                   (22,457,453)
  Distributions in excess of net investment income                                                 (1,048,644)
  Net unrealized appreciation                                                                        5,998,764
                                                                                                   -----------
TOTAL NET ASSETS                                                                                   $72,241,114
                                                                                                   ===========
SHARES OF BENEFICIAL INTEREST OUTSTANDING                                                            3,677,744
                                                                                                   ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  (Net Assets/Shares outstanding)                                                                  $     19.64
                                                                                                   ===========

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                    STANDISH MELLON GLOBAL FIXED INCOME FUND

         STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------


INVESTMENT INCOME (NOTE 1B)
  Interest income allocated from Portfolio                                                         $ 4,334,472
  Expenses allocated from Portfolio                                                                   (588,244)
                                                                                                   -----------
    Net investment income allocated from Portfolio                                                   3,746,228
EXPENSES
 Transfer agent fees (Note 2)                                                       $    12,720
 Registration fees                                                                       17,750
 Professional fees                                                                       26,375
 Trustees' fees and expenses (Note 2)                                                     1,999
 Insurance expense                                                                        1,523
 Analytical service fees                                                                  4,510
 Miscellaneous                                                                            2,713
                                                                                    -----------
    Total expenses                                                                       67,590
  Deduct:
  Reimbursement of Fund operating expenses (Note 2)                                     (31,222)
                                                                                    -----------
    Net expenses                                                                                        36,368
                                                                                                   -----------
      Net investment income                                                                          3,709,860
                                                                                                   -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain allocated from Portfolio                                                         8,814,993
  Change in unrealized appreciation (depreciation) allocated from Portfolio                         (7,922,754)
                                                                                                   -----------
    Net realized and unrealized gain allocated from Portfolio                                          892,239
                                                                                                   -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                                                         $ 4,602,099
                                                                                                   ===========

  The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                    STANDISH MELLON GLOBAL FIXED INCOME FUND

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                      FOR THE                 FOR THE
                                                                                     YEAR ENDED              YEAR ENDED
                                                                                 DECEMBER 31, 2004       DECEMBER 31, 2003
                                                                                 -----------------       -----------------
INCREASE (DECREASE) IN NET ASSETS: FROM INVESTMENT OPERATIONS
  Net investment income                                                             $  3,709,860           $  5,973,675
  Net realized gain (loss)                                                             8,814,993                 (1,376)
  Change in net unrealized appreciation (depreciation)                                (7,922,754)             3,796,089
                                                                                    ------------           ------------
  Net increase in net assets from investment operations                                4,602,099              9,768,388
                                                                                    ------------           ------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1C)
  From net investment income                                                          (6,932,393)                    --
                                                                                    ------------           ------------
  Total distributions to shareholders                                                 (6,932,393)                    --
                                                                                    ------------           ------------
FUND SHARE TRANSACTIONS (NOTE 4)
  Net proceeds from sale of shares                                                     2,287,428             10,566,938
  Value of shares issued to shareholders in reinvestment of distributions              6,021,997                     --
  Cost of shares redeemed                                                            (79,923,935)           (38,731,401)
                                                                                    ------------           ------------
  Net decrease in net assets from Fund share transactions                            (71,614,510)           (28,164,463)
                                                                                    ------------           ------------
TOTAL DECREASE IN NET ASSETS                                                         (73,944,804)           (18,396,075)
NET ASSETS
  At beginning of year                                                               146,185,918            164,581,993
                                                                                    ------------           ------------
  At end of year (including distributions in excess of
   net investment income of $1,048,644 and $3,586,640)                              $ 72,241,114           $146,185,918
                                                                                    ============           ============

  The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                    STANDISH MELLON GLOBAL FIXED INCOME FUND

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                             YEAR ENDED DECEMBER 31,
                                                            ------------------------------------------------------------
                                                              2004        2003         2002       2001(A)        2000
                                                            -------     --------    --------     --------       --------
NET ASSET VALUE, BEGINNING OF THE YEAR                      $ 20.67     $  19.43    $  18.45     $  18.53       $  18.76
FROM INVESTMENT OPERATIONS:
   Net investment income(* (1))                                0.83         0.75        0.82         0.84           1.06
   Net realized and unrealized gain (loss) on investments      0.20         0.49        0.44        (0.01)(2)       0.71
                                                            -------     --------    --------     --------       --------
Total from investment operations                               1.03         1.24        1.26         0.83           1.77
                                                            -------     --------    --------     --------       --------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                 (2.06)          --       (0.27)       (0.91)         (2.00)
   From tax return of capital                                    --           --       (0.01)          --             --
                                                            -------     --------    --------     --------       --------
Total distributions to shareholders                           (2.06)          --       (0.28)       (0.91)         (2.00)
                                                            -------     --------    --------     --------       --------
NET ASSET VALUE, END OF YEAR                                $ 19.64     $  20.67    $  19.43     $  18.45       $  18.53
                                                            =======     ========    ========     ========       ========
TOTAL RETURN((+))                                              4.98%        6.38%       6.94%        4.51%          9.79%
RATIOS/SUPPLEMENTAL DATA:
   Expenses (to average daily net assets)(*(3))                0.65%        0.65%       0.60%        0.56%          0.56%
   Net Investment Income (to average daily net assets)(*)      3.86%        3.74%       4.43%        4.46%          5.59%
   Net Assets, End of Year (000's omitted)                  $72,241     $146,186    $164,582     $359,358       $373,739

-------

*    For the periods indicated, the investment adviser voluntarily agreed not to impose a portion of its investment advisory fee payable to the Portfolio and/ or reimbursed the Fund for a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios would have been:
     Net investment income per share (1)                     $ 0.83     $   0.74         N/A          N/A           N/A
     Ratios (to average daily net assets):
      Expenses (3)                                             0.68%        0.70%        N/A          N/A           N/A
      Net investment income                                    3.83%        3.69%        N/A          N/A           N/A

(a) Through its investment in the Portfolio, the Fund has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies effective January 1, 2001 and began amortizing premium and discount on all debt securities on an effective yield basis. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.007, increase net realized and unrealized gains and losses per share by $0.007 and decrease the ratio of net investment income to average net assets from 4.50% to 4.46%. Per share data and ratios/supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(1)  Calculated based on average shares outstanding,
(2) The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain/loss for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values for the Fund.
(3)  Includes the Fund's share of the Portfolio's allocated expenses.
(+)  Total return would have been lower in the absence of expense waivers.

   The accompanying notes are an integral part of the financial statements.

MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON GLOBAL FIXED INCOME
                                     FUND

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)  SIGNIFICANT ACCOUNTING POLICIES:

     Mellon Institutional Funds Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Mellon Global Fixed Income Fund (the "Fund") is a separate non-diversified investment series of the Trust.

     The objective of the Fund is to maximize total return while realizing a market level of income consistent with preserving principal and liquidity. The Fund seeks to achieve its objective by investing all of its investable assets in an interest of Standish Mellon Global Fixed Income Portfolio (the "Portfolio"), a subtrust of the Mellon Institutional Funds Master Portfolio (the "Portfolio Trust"), which is organized as a New York trust and which has the same investment objective as the Fund. The Portfolio seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in U.S. and non-U.S. dollar denominated fixed income securities of U.S. and foreign governments and companies located in the U.S. and various countries, including emerging markets. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 100% at December 31, 2004). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A. INVESTMENT SECURITY VALUATIONS

     The Fund records its investment in the Portfolio at value. The method by which the Portfolio values its securities is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

     B. SECURITIES TRANSACTIONS AND INCOME

     Transactions of the Portfolio are recorded as of the trade date. The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America. All realized and unrealized gains and losses of the Portfolio are allocated pro rata among the investors in the Portfolio.

     C. DISTRIBUTIONS TO SHAREHOLDERS

     Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income will be declared and distributed quarterly. The Fund's dividends from short-term and long-term capital gains, if any, after reduction of capital losses will be declared and distributed at least annually. In determining the amounts of its dividends, the Fund will take into account its share of the income, gains or losses, expenses, and any other tax items of the Portfolio. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless a shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for losses deferred due to wash sales, foreign currency gains and losses, post-October losses, amortization and/or accretion of premiums and discounts on certain securities and the timing of recognition of gains and losses on futures contracts.

     Permanent book and tax basis differences will result in reclassifications to undistributed net investment income, accumulated net realized gain
     (loss) and paid in capital. Undistributed net investment income and accumulated net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

     D. EXPENSES

     The majority of expenses of the Trust or Portfolio Trust are directly identifiable to an individual fund or portfolio. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds or portfolios.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                    STANDISH MELLON GLOBAL FIXED INCOME FUND

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     E. COMMITMENTS AND CONTINGENCIES

     In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risks of loss to be remote.

(2)  INVESTMENT ADVISORY FEE AND TRANSACTIONS WITH AFFILIATES:

     The Fund does not directly pay any investment advisory fees, but indirectly bears its pro rata share of the compensation paid by the Portfolio to Standish Mellon Asset Management Company LLC ("Standish Mellon"), a wholly-owned subsidiary of Mellon Financial Corporation, for such services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Standish Mellon voluntarily agreed to limit the total operating expenses of the Fund and it's pro rata share of the Portfolio expenses (excluding commissions, taxes and extraordinary expenses) to 0.65% of the Fund's average daily net assets. This agreement is voluntary and temporary and may be discontinued or revised by Standish Mellon at any time. Pursuant to this agreement, for the year ended December 31, 2004, Standish Mellon voluntarily reimbursed the Fund for $31,222 of its operating expenses.

     Effective February 23, 2004, the Fund entered into an agreement with Dreyfus Transfer, Inc., a wholly owned subsidiary of The Dreyfus Corporation, a wholly owned subsidiary of Mellon Financial Corporation and an affiliate of Standish Mellon, to provide personnel and facilities to perform transfer agency and certain shareholder services for the Fund. For these services the Fund pays Dreyfus Transfer, Inc. a fixed fee plus per account and transaction based fees, as well as, out-of-pocket expenses. Pursuant to this agreement the Fund paid $4,889 during the period ended December 31, 2004.

     No director, officer or employee of Standish Mellon or its affiliates receives any compensation from the Trust or the Portfolio for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of Standish Mellon or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Portfolio Trust pays the legal fees for the independent counsel of the Trustees.

(3)  INVESTMENT TRANSACTIONS:

     Increases and decreases in the Fund's investment in the Portfolio for the year ended December 31, 2004, aggregated $8,539,443and $93,677,645 respectively.

(4)  SHARES OF BENEFICIAL INTEREST:

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                                                  FOR THE              FOR THE
                                                                                 YEAR ENDED            YEAR ENDED
                                                                             DECEMBER 31, 2004      DECEMBER 31, 2003
                                                                             ------------------     -----------------
     Shares sold                                                                    123,648                 523,070
     Shares issued to shareholders in reinvestment
      of distributions                                                              306,932                      --
     Shares redeemed                                                             (3,825,212)             (1,921,020)
                                                                                  ----------             ----------
     Net increase (decrease)                                                     (3,394,632)             (1,397,950)
                                                                                 ==========              ==========

     At December 31, 2004, two shareholders of record held approximately 69% of the total outstanding shares of the Fund. Investment activity of these shareholders could have a material impact on the Fund.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                    STANDISH MELLON GLOBAL FIXED INCOME FUND

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(5)  FEDERAL TAXES:

     As a regulated investment company qualified under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year.

     As of December 31, 2004, the components of distributable earnings on a tax basis were as follows:

                                              AMOUNT
                                           ------------
                  Capital loss carryovers   $22,396,767

     At December 31, 2004, the Fund, for federal income tax purposes, has capital loss carry overs of $22,396,767 which will reduce the Fund's taxable income arising from net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Such capital loss carryovers are as follows:


               CAPITAL LOSS
                CARRY OVER                EXPIRATION DATE
             -------------               -----------------
             $  3,266,175                  12/31/2007
               15,100,842                  12/31/2008
                  408,689                  12/31/2009
                3,621,061                  12/31/2010
             -------------
              $22,396,767
             =============

     Tax character of distributions paid during the fiscal years ended December 31, 2004 and December 31, 2003, were as follows:


                                                   2004              2003
                                                  AMOUNT            AMOUNT
                                               ------------     ------------
                          Ordinary income       $6,932,393           0

     See corresponding master portfolio for tax basis unrealized appreciation/(depreciation) information.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                    STANDISH MELLON GLOBAL FIXED INCOME FUND

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

     To the Trustees of Mellon Institutional Funds Investment Trust and the Shareholders of Standish Mellon Global Fixed Income Fund:

     In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish Mellon Global Fixed Income Fund (the "Fund") at December 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included agreement of the amount of the investment in the Portfolio at December 31, 2004 to the Portfolio's records, provide a reasonable basis for our opinion.

     PricewaterhouseCoopers LLP
     New York, NY
     February 25, 2005

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                 STANDISH MELLON GLOBAL FIXED INCOME PORTFOLIO

                   SCHEDULE OF INVESTMENTS - DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                                                                               PAR         VALUE
SECURITY DESCRIPTION                                                   RATE      MATURITY                     VALUE      (NOTE 1A)
------------------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES--99.0%

CORPORATE--16.0%

BASIC MATERIALS--1.0%
Freeport-McMoRan Copper & Gold, Inc.                                   10.125%     2/1/2010         USD       130,000   $  148,525
Georgia-Pacific Corp.                                                   8.875      2/1/2010                   115,000      133,831
ICI Wilmington, Inc.                                                    4.375     12/1/2008                   250,000      251,411
International Paper Co.                                                 5.300      4/1/2015                   195,000      197,288
                                                                                                                      ------------
                                                                                                                           731,055
COMMUNICATIONS--2.8%
COX Communications Inc.                                                 7.125     10/1/2012                   295,000      330,654
CSC Holdings, Inc.                                                      7.875    12/15/2007                   155,000      166,238
Dex Media West LLC/Dex Media Finance Co.                                8.500     8/15/2010                    70,000       77,875
Dex Media West LLC/Dex Media Finance Co.                                9.875     8/15/2013                    69,000       79,523
DirecTV Holdings LLC                                                    8.375     3/15/2013                   120,000      134,550
News America Holdings(*)                                                9.250      2/1/2013                   180,000      231,970
RH Donnelley Finance Corp.                                              8.875    12/15/2010                    50,000       55,750
RH Donnelley Finance Corp.                                             10.875    12/15/2012                    90,000      106,875
Salem Communications Corp.                                              7.750    12/15/2010                    90,000       97,313
Sprint Capital Corp.                                                    8.375     3/15/2012                   420,000      511,620
Univision Communications, Inc.                                          7.850     7/15/2011                   200,000      235,971
                                                                                                                      ------------
                                                                                                                         2,028,339
                                                                                                                      ------------
CONSUMER CYCLICAL--0.7%
Lear Corp.                                                              8.110     5/15/2009                   150,000      170,123
Mohegan Tribal Gaming Authority                                         8.000      4/1/2012                   100,000      108,500
Office Depot, Inc.                                                      6.250     8/15/2013                   145,000      154,723
Yum! Brands, Inc.                                                       8.875     4/15/2011                    75,000       92,664
                                                                                                                      ------------
                                                                                                                           526,010
                                                                                                                      ------------
CONSUMER NONCYCLICAL--0.3%
Kroger Co.                                                              8.000     9/15/2029                   185,000      230,359
                                                                                                                      ------------
ENERGY--1.7%
Chesapeake Energy Corp.                                                 8.125      4/1/2011                   100,000      108,250
Halliburton Co.                                                         5.500    10/15/2010                   325,000      342,315
Petronas Capital Ltd.                                                   7.875     5/22/2022                   160,000      198,697
Transcontinental Gas Pipe Line Corp.                                    6.125     1/15/2005                   325,000      325,000
Southern Natural Gas Co.                                                8.875     3/15/2010                   100,000      112,000
Pemex Project Funding Master Trust(*)                                   3.790     6/15/2010                   155,000      159,030
                                                                                                                      ------------
                                                                                                                         1,245,292
                                                                                                                      ------------
FINANCIAL--4.8%
Amvescap PLC                                                            5.375     2/27/2013                   130,000      131,160
Amvescap PLC                                                            5.375    12/15/2014                   205,000      204,332
Boston Properties Inc.                                                  6.250     1/15/2013                    85,000       92,220
Chevy Chase Bank FSB                                                    6.875     12/1/2013                   295,000      304,588
EOP Operating LP                                                        7.000     7/15/2011                   250,000      281,936
EOP Operating LP                                                        7.875     7/15/2031                   155,000      187,882
FleetBoston Financial Corp.                                             7.375     12/1/2009                   210,000      239,853
Ford Motor Credit Co.                                                   6.875      2/1/2006                   130,000      133,926
Ford Motor Credit Co.(*)                                                5.625     10/1/2008                    85,000       86,884
General Motors Acceptance Corp.                                         6.875     9/15/2011                    90,000       92,231
Glencore Funding LLC                                                    6.000     4/15/2014                    95,000       91,910

   The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                 STANDISH MELLON GLOBAL FIXED INCOME PORTFOLIO

                   SCHEDULE OF INVESTMENTS - DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                                                                               PAR         VALUE
SECURITY DESCRIPTION                                                   RATE      MATURITY                     VALUE      (NOTE 1A)
------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL (CONTINUED)
Jefferies Group, Inc.                                                   5.500%    3/15/2016         USD       110,000   $  109,355
Morgan Stanley                                                          4.750      4/1/2014                   200,000      194,882
National City Corp.                                                     6.875     5/15/2019                    80,000       91,422
Nationwide Mutual Insurance 144A                                        7.875      4/1/2033                   215,000      256,151
Nordea Bank 144A                                                        7.500     1/30/2007                   445,000      474,781
Salomon Brothers AF for OAO Siberian Oil Co.                           10.750     1/15/2009                   200,000      213,000
Union Planters Bank NA                                                  5.125     6/15/2007                   105,000      109,347
Wells Fargo & Co.(*)                                                    5.000    11/15/2014                   175,000      176,995
                                                                                                                      ------------
                                                                                                                         3,472,855
                                                                                                                      ------------
INDUSTRIAL--1.8
American Standard, Inc.                                                 7.375      2/1/2008                   145,000      159,040
Ispat Inland                                                            9.750      4/1/2014                   137,000      169,195
Jefferson Smurfit Corp. US                                              8.250     10/1/2012                    15,000       16,350
Oakmont Asset Trust                                                     4.514    12/22/2008                   400,000      403,273
Raytheon Co.                                                            5.500    11/15/2012                    90,000       95,022
Republic Services, Inc.                                                 6.750     8/15/2011                   150,000      168,491
Waste Management, Inc.                                                  6.875     5/15/2009                   245,000      271,454
                                                                                                                      ------------
                                                                                                                         1,282,825
                                                                                                                      ------------
TECHNOLOGY--0.1%
Freescale Semiconductor Inc.                                            4.820     7/15/2009                   100,000      104,125
                                                                                                                      ------------
UTILITIES--2.8%
AES Corp.                                                               8.750     5/15/2013                   100,000      113,625
FirstEnergy Corp.                                                       6.450    11/15/2011                   560,000      608,423
Niagara Mohawk Power Corp.                                              7.750     10/1/2008                   175,000      196,872
Nisource Finance Corporation(*)                                         6.150      3/1/2013                   150,000      162,607
Pepco Holdings, Inc.                                                    6.450     8/15/2012                    85,000       93,923
PPL Capital Funding Trust I                                             7.290     5/18/2006                   315,000      328,614
Progress Energy Inc.                                                    7.000    10/30/2031                   230,000      254,719
TXU Energy Co.                                                          7.000     3/15/2013                   270,000      301,550
                                                                                                                         2,060,333
                                                                                                                      ------------
Total Corporate (Cost $11,197,426)                                                                                      11,681,193
                                                                                                                      ------------
SOVEREIGN BONDS--2.8%
Banco Nacional de Desenvolvimento Economic                              5.832     6/16/2008                    85,000       86,913
Republic of Brazil                                                      3.125     4/15/2012                   119,119      113,460
Republic of Brazil (a)                                                  3.063     4/15/2024                   135,000      124,875
Republic of Colombia                                                   10.000     1/23/2012                    65,000       75,075
Republic of El Salvador                                                 8.500     7/25/2011                   160,000      182,800
Republic of Panama                                                      9.625      2/8/2011                    25,000       29,625
Republic of Panama                                                      7.250     3/15/2015                    35,000       36,225
Republic of Panama                                                      8.875     9/30/2027                   170,000      188,700
Republic of Peru                                                        4.500      3/7/2017                    85,000       79,475
Republic of South Africa                                                9.125     5/19/2009                    60,000       70,864
Republic of South Africa                                                7.375     4/25/2012                   120,000      136,636
Republic of Turkey                                                      9.000     6/30/2011                   265,000      301,954
Russian Federation                                                      5.000     3/31/2030                   325,000      335,156
Serbian Government (#)                                                  3.750    11/15/2024                   140,000      116,550
Ukraine Government Senior Notes                                        11.000     3/15/2007                    67,669       72,533
United Mexican States                                                   8.300     8/15/2031                    95,000      111,150
                                                                                                                      ------------
Total Sovereign Bonds (Cost $1,965,818)                                                                                  2,061,991
                                                                                                                      ------------

  The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                 STANDISH MELLON GLOBAL FIXED INCOME PORTFOLIO

                   SCHEDULE OF INVESTMENTS - DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                                                                               PAR         VALUE
SECURITY DESCRIPTION                                                   RATE      MATURITY                     VALUE      (NOTE 1A)
------------------------------------------------------------------------------------------------------------------------------------
YANKEE BONDS--3.6%
Amvescap PLC                                                            5.900%    1/15/2007         USD       140,000    $ 146,489
Barclays Bank PLC                                                       8.550     6/15/2011                    80,000       97,415
Carnival Corp.                                                          3.750    11/15/2007                   265,000      265,312
Deutsche Telekom International Finance BV                               8.500     6/15/2010                   375,000      446,765
Deutsche Telekom International Finance BV                               5.250     7/22/2013                    90,000       92,575
French Telecom                                                          8.500      3/1/2011                   205,000      244,545
HBOS PLC                                                                5.375     11/1/2013                   225,000      230,694
Inco Ltd.(*)                                                            7.750     5/15/2012                   205,000      242,716
Industrial Bank of Korea 144A                                           4.000     5/19/2014                   175,000      171,168
Potash Corp. of Saskatchewan                                            4.875      3/1/2013                   170,000      170,876
Rogers Wireless Inc. 144A                                               7.250    12/15/2012                   235,000      249,100
Rogers Wireless Inc. 144A                                               7.500     3/15/2015                    45,000       47,475
Royal Caribbean Cruises Ltd.                                            8.250      4/1/2005                   100,000      101,000
Teck Cominco Ltd.                                                       7.000     9/15/2012                    85,000       94,212
                                                                                                                        ----------
Total Yankee Bonds (Cost $2,500,711)                                                                                     2,600,342
                                                                                                                        ----------
U.S. GOVERNMENT AGENCY--7.7% PASS THRU SECURITIES--1.9%
FNMA                                                                    5.500      1/1/2034                   580,152      589,482
FNMA(TBA)(#)                                                            6.500      1/1/2035                   760,000      796,813
                                                                                                                        ----------
Total U.S. Government Agency (Cost$1,389,405)                                                                            1,386,295
                                                                                                                        ----------
U.S. TREASURY OBLIGATIONS--5.8%
U.S. Treasury Note                                                      3.250     8/15/2008                 2,050,000    2,040,472
U.S. Treasury Note                                                      4.000    11/15/2012                 1,910,000    1,906,791
U.S. Treasury Note(*)                                                   6.250     5/15/2030                   270,000      322,808
                                                                                                                        ----------
Total U.S. Treasury Obligations (Cost $ 4,239,174)                                                                       4,270,071
                                                                                                                        ----------
Total U.S. Government Agency (Cost $ 5,628,579)                                                                          5,656,366
                                                                                                                        ----------
FOREIGN DENOMINATED--68.9%
AUSTRALIA--6.8%
Australian Government Bond                                              7.500     9/15/2009         AUD     4,125,000    3,529,896
Australian Government Bond                                              6.250     4/15/2015                 1,750,000    1,466,762
                                                                                                                        ----------
                                                                                                                         4,996,658
                                                                                                                        ----------
CANADA--0.7%
Canadian Pacific Railway Ltd.                                           4.900     6/15/2010         CAD       620,000      528,657
                                                                                                                        ----------
SWISS FRANC--1.9%
Philip Morris Capital Corp.                                             4.000     5/31/2006         CHF     1,530,000    1,369,909
                                                                                                                        ----------
DENMARK--1.3%
Realkredit Danmark A/S                                                  4.000      1/1/2006         DKK     5,140,000      951,543
                                                                                                                        ----------
EURO--36.8%
Allied Domecq Financial Services PLC                                    5.875     6/12/2009         EUR       145,000      215,468
Autostrade SpA                                                          2.621      6/9/2011                   300,000      408,670
Bank of America Corp.                                                   4.750      5/6/2019                   210,000      298,437
Belgium Government Bond                                                 4.250     9/28/2013                 1,875,000    2,667,851
Bertelsmann US Finance, Inc.                                            4.625      6/3/2010                    60,000       85,201
Bundesobligation(*)                                                     3.000     4/11/2008                   980,000    1,337,662
Bundesobligation 144                                                    3.250     4/17/2009                   980,000    1,345,263
Citigroup Inc                                                           2.324      6/3/2011                   370,000      500,463
Deutsche Bundesrepublik                                                 5.000      7/4/2011                   905,000    1,349,137

   The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                  STANDISH MELLON GLOBAL FIXED INCOME PORTFOLIO

                   SCHEDULE OF INVESTMENTS - DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                                                                               PAR         VALUE
SECURITY DESCRIPTION                                                   RATE      MATURITY                     VALUE      (NOTE 1A)
------------------------------------------------------------------------------------------------------------------------------------
EURO (CONTINUED)
Deutsche Republic                                                       4.125%     7/4/2008         EUR       130,000    $ 183,732
Deutsche Republic                                                       5.250      1/4/2011                   110,000      165,584
Deutsche Republic                                                       4.500      1/4/2013                   315,000      456,657
Deutsche Telekom International Finance BV                               8.125     5/29/2012                    95,000      163,409
FBG Treasury Europe                                                     5.750     3/17/2005                    32,000       43,682
FCE Bank PLC                                                            2.578     6/28/2006                   260,000      349,752
France Telecom                                                          7.250     1/28/2013                   280,000      462,232
France Telecom                                                          8.125     1/28/2033                   400,000      768,921
French Treasury Note                                                    4.500     7/12/2006                 1,115,000    1,560,584
French Treasury Note BTAN                                               5.000     1/12/2006                 1,675,000    2,335,084
GE Capital Euro Funding (a)                                             2.278      5/4/2011                   370,000      499,731
General Motors Acceptance Corp.                                         3.904      7/5/2005                   255,000      347,248
Glencore Finance Europe SA/Luxembourg                                   5.375     9/30/2011                   560,000      763,570
Hilton Group Finance PLC                                                6.500     7/17/2009                   125,000      190,840
HJ Heinz BV                                                             5.125     4/10/2006                   100,000      139,912
Household Finance Corp.                                                 6.500      5/5/2009                   300,000      459,297
International Paper Co.                                                 5.375     8/11/2006                   135,000      190,056
Italy Buoni Poliennali Del Tesoro                                       4.500      3/1/2007                 2,155,000    3,045,402
Kappa Beheer BV                                                        10.625     7/15/2009                   135,000      193,672
KFW Group                                                               3.500     4/17/2009                   435,000      603,412
Lear Corp.                                                              8.125      4/1/2008                   205,000      312,379
MPS Capital Trust                                                       7.990      2/7/2011                    85,000      139,238
Nalco Co.                                                               7.750    11/15/2011                   100,000      147,191
National Westminster Bank PLC                                           6.625     10/5/2009                    70,000      107,463
Netherlands Government Bond                                             5.500     7/15/2010                 1,120,000    1,701,570
NGG Finance PLC                                                         5.250     8/23/2006                   190,000      267,992
Nordea Bank Sweden AB                                                   6.000    12/13/2010                   140,000      195,818
Owens-Brockway Glass Containers                                         6.750     12/1/2014                    95,000      134,999
Parker Hannifin Corp.                                                   6.250    11/21/2005                    75,000      105,020
Pemex Project Funding Master Trust 144A                                 6.625      4/4/2010                   180,000      271,903
Sara Lee Corp.                                                          6.125     7/27/2007                   125,000      182,800
Telecom Italia Finance SA                                               7.250     4/20/2011                   185,000      295,708
Telefonica Europe BV                                                    5.125     2/14/2013                   195,000      287,109
Telenet Communications NV                                               9.000    12/15/2013                   275,000      414,102
ThyssenKrupp Finance Nederland BV                                       7.000     3/19/2009                   160,000      244,687
Transco PLC                                                             5.250     5/23/2006                   245,000      344,012
Tyco Intl Group SA                                                      5.500    11/19/2008                   140,000      204,394
Veolia Environnement                                                    4.875     5/28/2013                   135,000      194,512
West LB Covered Bond Bank                                               4.000     3/25/2014                   150,000      207,415
                                                                                                                        ----------
                                                                                                                        26,889,241
                                                                                                                        ----------
NEW ZEALAND--6.3%
New Zealand Government Bond                                             6.500     4/15/2013         NZD     3,135,000    2,324,581
New Zealand Government Bond                                             7.000     7/15/2009                 3,010,000    2,242,789
                                                                                                                        ----------
                                                                                                                         4,567,370
                                                                                                                        ----------
SINGAPORE--3.6%
Singapore Government                                                    5.625%     7/1/2008         SGD     3,780,000   $ 2,611,38
                                                                                                                        ----------

   The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                  STANDISH MELLON GLOBAL FIXED INCOME PORTFOLIO

                   SCHEDULE OF INVESTMENTS - DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                                                                               PAR         VALUE
SECURITY DESCRIPTION                                                   RATE      MATURITY                     VALUE      (NOTE 1A)
------------------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM--11.5%
Inco                                                                   15.750     7/15/2006         GBP       200,000 $     421,45
UK Gilt                                                                 4.000      3/7/2009                 3,085,000    5,806,386
UK Gilt                                                                 8.000     9/27/2013                   645,000    1,542,831
UK Gilt                                                                 4.250      6/7/2032                   325,000      605,428
                                                                                                                      ------------
                                                                                                                         8,376,099
                                                                                                                      ------------
Total Foreign Denominted (Cost $44,344,776)                                                                             50,290,865
                                                                                                                      ------------
TOTAL BONDS AND NOTES (COST $65,637,310)                                                                                72,290,757
                                                                                                                      ------------

CONVERTIBLE PREFERRED STOCKS--0.2%                                                                             SHARES
                                                                                                              -------
Fannie Mae 7.00% CVT Pfd                                                                                        1,200       68,025
Fannie Mae 5.375% CVT Pfd                                                                                           1      105,750
                                                                                                                      ------------
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $160,000)                                                                         173,775
                                                                                                                      ------------
PURCHASED OPTIONS--0.0%                                                                                 CONTRACT SIZE
                                                                                                       --------------
EUR Put/USD Call Strike, Price 1.3, 2/9/2005                                                                  800,000        1,480
EUR Put/USD Call Strike, Price 1.29, 2/10/2005                                                                750,000          825
GBP Put/USD Call Strike, Price 1.875, 2/10/2005                                                               750,000        4,086
AUD Put/USD Call Strike, Price .705, 3/10/2005                                                                750,000          900
CHF Put/USD Call Strike, Price 1.21, 3/10/2005                                                                750,000        1,928
                                                                                                                      ------------
TOTAL PURCHASED OPTIONS (COST $ 20,960)                                                                                      9,219
                                                                                                                      ------------
SHORT-TERM INVESTMENTS--3.9%                                                                                   SHARES
                                                                                                              -------
INVESTMENT COMPANIES--1.2%
Dreyfus Institutional Preferred Plus Money Market Fund((+))                                                   870,406      870,406
                                                                                                                      ------------
INVESTMENT OF CASH COLLATERAL--2.7%
BlackRock Cash Strategies L.L.C.**                                                                          1,971,943    1,971,943
                                                                                                                      ------------
TOTAL SHORT TERM INVESTMENTS (Cost $2,842,349)                                                                           2,842,349
                                                                                                                      ------------
TOTAL INVESTMENTS--103.1% (Cost $68,660,619)                                                                            75,316,100
LIABILTIES IN EXCESS OF OTHER ASSETS--(3.1%)                                                                           (2,243,472)
                                                                                                                      ------------
NET ASSETS--100%                                                                                                      $ 73,072,628
                                                                                                                      ============

NOTES TO SCHEDULE OF INVESTMENTS:
144A-Securities exempt from registration under Rule 144A of the Securities Act of 1933.these securities may be resold in transactions exempt from registration to qualified buyers.

AUD-Australian Dollar
CAD-Canadian Dollar
CHF-Swiss Franc
EUR-Euro
DKK-Danish Krone
GBP-British Pound
NZD-New Zealand Dollar
SGD-Singapore Dollar
USD-United States Dollar

(a)  Variable Rate Security, rate indicated is as of 12/31/2004.
*    Security, or a portion of thereof, was on loan at December 31, 2004.
** Money market fund exempt from registration under the Investment Company Act of 1940 offered only to eligible investors.
#    Delayed delivery security
(+)  Affiliated institutional money market fund.

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                  STANDISH MELLON GLOBAL FIXED INCOME PORTFOLIO

                   SCHEDULE OF INVESTMENTS--DECEMBER 31, 2004
--------------------------------------------------------------------------------
At December 31, 2004, the Portfolio held the following forward foreign currency contracts:

                                          LOCAL
                                        PRINCIPAL          CONTRACT             VALUE           USD AMOUNT            UNREALIZED
CONTRACTS TO RECEIVE                     AMOUNT           VALUE DATE    AT DECEMBER 31, 2004    TO DELIVER               GAIN
------------------------------------------------------------------------------------------------------------------------------------
Euro                                    1,130,000          3/16/2005          $1,534,157       $  1,515,346              $18,811

                                          LOCAL
                                        PRINCIPAL           CONTRACT             VALUE           USD AMOUNT            UNREALIZED
 CONTRACTS TO DELIVER                     AMOUNT           VALUE DATE    AT DECEMBER 31, 2004    TO RECEIVE            GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
Australian Dollar                       6,230,000          3/16/2005         $ 4,844,432          4,738,761            $(105,671)
Canadian Dollar                           620,000          3/16/2005             516,770            507,781               (8,989)
Swiss Franc                             1,610,000          3/16/2005           1,418,676          1,401,218              (17,458)
Danish Krone                                  101           1/3/2005                  18                 18                    0
Danish Krone                            7,820,000          3/16/2005           1,428,415          1,392,004              (36,411)
Euro                                       44,708           1/3/2005              60,652             60,692                   40
Euro                                   21,018,000          3/16/2005          28,535,318         27,965,905             (569,413)
British Pound Sterling                      6,936         12/31/2004              13,303             13,264                  (39)
British Pound Sterling                  4,140,000          3/16/2005           7,902,701          7,934,351               31,650
New Zealand Dollar                      6,500,000          3/16/2005           4,625,303          4,597,987              (27,316)
New Zealand Dollar                         25,799          1/25/2005              18,458             18,356                 (102)
Singapore Dollar                        4,320,000          3/16/2005           2,653,848          2,619,372              (34,476)
                                                                             -----------         ----------            ---------
Total                                                                        $52,017,894        $51,249,709            $(768,185)
                                                                             ===========        ===========            =========

At December 31, 2004 the Portfolio held the following cross currency exchange contracts:

                                          VALUE                  IN                   VALUE             CONTRACT       UNREALIZED
CONTRACTS TO DELIVER              AT DECEMBER 31, 2004      EXCHANGE FOR      AT DECEMBER 31, 2004     VALUE DATE      GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
Australian Dollar                       1,475,058        New Zealand Dollar        $1,462,134           1/25/2005       $(12,924)
New Zealand Dollar                      1,443,677         Australian Dollar         1,475,058           1/25/2005         31,381
                                       ----------                                  ----------                          ---------
                                        2,918,735                                  $2,937,192                           $ 18,457
                                       ==========                                  ==========                          =========

   The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                  STANDISH MELLON GLOBAL FIXED INCOME PORTFOLIO

                   SCHEDULE OF INVESTMENTS--DECEMBER 31, 2004
--------------------------------------------------------------------------------

At December 31, 2004, the Portfolio held the following open swap contracts:


NOTIONAL AMOUNT            EXPIRATION DATE                         DESCRIPTION                              VALUE
-----------------------------------------------------------------------------------------------------------------------

150,000 USD                  11/19/2009         Agreement with Bear Stearns, dated 11/17/04 to
                                                receive the notional amount multiplied by 3.90700%
                                                and to pay the notional amount multiplied by the
                                                3 month LIBOR.                                             $       (322)

150,000 USD                  12/20/2007         Agreement with Bear Stearns, dated 12/08/04 to
                                                receive 2.05% per year times the notional amount. The
                                                Portfolio makes payment only upon a credit event
                                                by Republic of Turkey, an amount equal to the notional
                                                amount times the difference between the par value and the
                                                then-market of Republic of Turkey, 11.875% due 1/15/30.           1,685

150,000 USD                  12/20/2009         Agreement with Bear Stearns, dated 11/17/04 to receive
                                                2.84% per year times the notional amount. The Portfolio
                                                makes payment only upon a credit event by Ukraine
                                                Government, an amount equal to the notional amount times
                                                the difference between the par value and the then-market of
                                                Ukraine Government, 7.65% due 6/11/13.                            2,161

150,000 USD                  12/20/2005         Agreement with Bear Stearns, dated 12/08/04 to pay
                                                1.05% per year times the notional amount. The Portfolio
                                                receives payment only upon a credit event by Republic of
                                                Turkey, an amount equal to the notional amount times the
                                                difference between the par value and the then-market of
                                                Republic of Turkey, 11.875% due 1/15/2030.                         (185)
                                                                                                             ----------
                                                Total Swap Value                                             $    3,339
                                                                                                             ==========

   The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                  STANDISH MELLON GLOBAL FIXED INCOME PORTFOLIO

              STATEMENT OF ASSETS AND LIABILITIES DECEMBER 31, 2004
--------------------------------------------------------------------------------

ASSETS
 Investments in securities (including securities on loan, valued at $1,911,153)
(Note 6)
    Unaffiliated issuers, at value (Note 1A) (cost $67,790,213)                      $74,445,694
    Affiliated issuers, at value (Note 1A) (cost $870,406) (Note 1H)                     870,406
  Foreign currency (cost $183,247)                                                       186,472
  Unrealized appreciation on forward foreign currency exchange contracts (Note 5          81,882
  Receivable for investments sold                                                        559,515
  Interest receivable                                                                  1,394,977
  Open swap contracts, at value (Note 5)                                                   3,339
  Prepaid expenses                                                                         2,599
                                                                                     -----------
    Total assets                                                                      77,544,884

LIABILITIES
 Collateral for securities on loan (Note 6)                                          $ 1,971,943
 Payable for securities purchased                                                      1,592,360
 Unrealized depreciation on forward foreign
 currency exchange contracts (Note 5)
                                                                                         812,799
 Accrued accounting, administration,
 and custody fees (Note 2)   15,499
 Accrued trustee fees and expenses (Note 2)                                                5,410
 Accrued expenses and other liabilities                                                   74,245
                                                                                     -----------
    Total liabilities                                                                  4,472,256
                                                                                     -----------
Net Assets (applicable to investors' beneficial interest)                            $73,072,628
                                                                                     ===========

   The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                  STANDISH MELLON GLOBAL FIXED INCOME PORTFOLIO

          STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1B)
  Interest income (net of foreign withholding tax of $13,724 and including
    securities lending income of $9,485) (Note 6)                                            $ 4,292,491
  Interest income from affiliated investments (Note 1H)                                           41,981
                                                                                             -----------
    Total investment income                                                                    4,334,472

EXPENSES
 Investment advisory fee (Note 2)                                                            $   386,793
 Accounting, administration and custody fees (Note 2)                                            112,685
 Professional fees                                                                                49,022
 Trustees' fees and expenses (Note 2)                                                             24,140
 Insurance expense                                                                                13,705
 Miscellaneous                                                                                     1,899
                                                                                             -----------
    Total expenses                                                                               588,244
                                                                                             -----------
      Net investment income                                                                    3,746,228
                                                                                             -----------
REALIZED AND UNREALIZED GAIN (LOSS) Net realized gain (loss) on:
    Investment securities                                                                     13,610,783
    Foreign currency and forward foreign currency exchange contracts                          (4,772,167)
    Written Option transactions                                                                  (23,623)
                                                                                             -----------
      Net realized gain                                                                        8,814,993
  Change in unrealized appreciation (depreciation)
    Investment securities                                                                    (10,062,071)
    Written Option transactions                                                                  103,694
    Swaps contracts                                                                                3,339
    Foreign currency and forward foreign currency exchange contracts                           2,032,284
                                                                                             -----------
      Change in net unrealized appreciation (depreciation)                                    (7,922,754)
                                                                                             -----------
        Net realized and unrealized gain                                                         892,239
                                                                                             -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                                                   $ 4,638,467
                                                                                             ===========

  The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                  STANDISH MELLON GLOBAL FIXED INCOME PORTFOLIO

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                     FOR THE                 FOR THE
                                                                                    YEAR ENDED              YEAR ENDED
                                                                                 DECEMBER 31, 2004      DECEMBER 31, 2003
                                                                                 ------------------     -----------------
INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS
  Net investment income                                                             $  3,746,228           $  5,997,419
  Net realized gains (loss)                                                            8,814,993                 (1,377)
  Change in net unrealized appreciation (depreciation)                                (7,922,754)             3,796,094
                                                                                    ------------           ------------
  Net increase in net assets from investment operations                                4,638,467              9,792,136
                                                                                    ------------           ------------
CAPITAL TRANSACTIONS
  Contributions                                                                        8,539,443             10,566,938
  Withdrawals                                                                        (93,677,695)           (31,376,618)
                                                                                    ------------           ------------
  Net decrease in net assets from capital transactions                               (85,138,252)           (20,809,680)
                                                                                    ------------           ------------
TOTAL DECREASE IN NET ASSETS                                                         (80,499,785)           (11,017,544)
NET ASSETS
  At beginning of year                                                               153,572,413            164,589,957
                                                                                    ------------           ------------
  At end of year                                                                    $ 73,072,628           $153,572,413
                                                                                    ============           ============

   The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                  STANDISH MELLON GLOBAL FIXED INCOME PORTFOLIO

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                     YEAR ENDED DECEMBER 31,
                                                                   -----------------------------------------------------------
                                                                    2004          2003         2002        2001(A)       2000
                                                                   -------      --------    ---------     --------     --------
TOTAL RETURN((+))                                                     5.00%        6.40%        6.98%        4.54%        9.82%
RATIOS:
   Expenses (to average daily net assets)                             0.63%        0.63%        0.56%        0.53%        0.53%
   Net Investment Income (to average daily net assets)                3.89%        3.75%        4.47%        4.49%        5.61%
   Portfolio Turnover                                                  130%         222%         205%         251%         236%
   Net Assets, End of Year (000's omitted)                         $73,073     $153,572     $164,590     $364,068     $375,348

-------
(a) The Portfolio has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies effective January 1, 2001 and began amortizing premium and discount on all debt securities on an effective yield basis. The effect of this change for the year ended December 31, 2001 was to decrease the ratio of the net investment income to average net assets from 4.53% to 4.49%. Ratios for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(+) Total return for the Portfolio has been calculated based on the total return for the invested Fund, assuming all distributions were reinvested, and adjusted for the difference in expenses as set out in the notes to the financial statements.

   The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                  STANDISH MELLON GLOBAL FIXED INCOME PORTFOLIO

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)  SIGNIFICANT ACCOUNTING POLICIES:

     Mellon Institutional Funds Master Portfolio (the "Portfolio Trust") was organized as a master trust fund under the laws of the state of New York on January 18, 1996 and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Mellon Global Fixed Income Portfolio (the "Portfolio") is a separate non-diversified investment series of the Portfolio Trust.

     The objective of the Portfolio is to maximize total return while realizing a market level of income consistent with preserving principal and liquidity. The Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in U.S. and non-U.S. dollar denominated fixed income securities of U.S. and foreign governments and companies located in the U.S. and various countries, including emerging markets.

     At December 31, 2004 there was one fund, Standish Mellon Global Fixed Income Fund (the "Fund"), invested in the Portfolio. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The Fund's proportionate interest at December 31, 2004 was approximately 100%.

     The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A. INVESTMENT SECURITY VALUATIONS

     Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at value on the basis of valuations furnished by a pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships between securities that are generally recognized by institutional traders. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees.

     Short-term instruments with less than sixty-one days remaining to maturity are valued at amortized cost, which approximates market value. If the Portfolio acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized value based upon the value on such date unless the Trustees determine during such sixty-day period that amortized value does not represent fair value.

     B. SECURITIES TRANSACTIONS AND INCOME

     Securities transactions are recorded as of trade date. Interest income is determined on the basis of coupon interest accrued, adjusted for accretion of discount or amortization of premium using the yield - to - maturity method on long-term debt securities and short-term securities with greater than sixty days to maturity. Realized gains and losses from securities sold are recorded on the identified cost basis.The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

     C. INCOME TAXES

     The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the source of income and diversification requirements applicable to regulated investment companies (under the Internal Revenue
     Code) in order for its investors to satisfy them. The Portfolio allocates at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss deduction or credit.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                  STANDISH MELLON GLOBAL FIXED INCOME PORTFOLIO

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     D. FOREIGN CURRENCY TRANSACTIONS

     Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon current currency exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

     Section 988 of the Internal Revenue Code provides that gains or losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. For financial statement purposes, such amounts are included in net realized gains or losses.

     E. INVESTMENT RISK

     There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

     F. EXPENSES

     The majority of expenses of the Trust or Portfolio are directly identifiable to an individual fund or Portfolio. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds or Portfolio.

     G. COMMITMENTS AND CONTINGENCIES

     In the normal course of business, the Portfolio may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Portfolio under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risks of loss to be remote.

     H. AFFILIATED ISSUERS

     Affiliated issuers represent issuers in which the Fund held investments in other investment companies advised by Standish Mellon Asset Management Company LLC ("Standish Mellon"), a wholly-owned subsidiary Mellon Financial Corporation, or its affiliates.

(2)  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

     The investment advisory fee paid to Standish Mellon for overall investment advisory and administrative services is paid monthly at the annual rate of 0.40% of the Portfolio's average daily net assets

     The Portfolio compensates Mellon Bank, N.A. ("Mellon Bank"), a wholly owned subsidiary of Mellon Financial Corporation, under a custody, administration and accounting services agreement for providing custody, fund administration and fund accounting services for the Portfolio. Pursuant to this agreement the Portfolio paid $98,030 during the year ended December 31, 2004.

     The Fund entered into an agreement with Mellon Bank, to perform certain securities lending activities and to act as the Fund's lending agent. Pursuant to this agreement the Mellon Bank, receives an agreed upon percentage of the net lending revenues. This compensation is a standard form of compensation received by securities lending agents with respect to non-affiliated entities. See Note 6 for further details.

     No director, officer or employee of Standish Mellon or its affiliates receives any compensation from the Trust or the Portfolio for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of Standish Mellon or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Portfolio Trust pays the legal fees for the independent counsel of the Trustees.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                  STANDISH MELLON GLOBAL FIXED INCOME PORTFOLIO

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(3)  PURCHASES AND SALES OF INVESTMENTS:

     Purchases and proceeds from sales of investments, other than short-term obligations, for the year ended December 31, 2004 were as follows:

                                          PURCHASES            SALES
                                        ------------       ------------
     U.S. Government Securities         $ 30,590,581       $ 28,475,379
                                        ============       ============
     Investments (non-U.S.
     Government Securities)             $ 92,886,066       $163,814,245
                                        ============       ============

(4)  FEDERAL TAXES:

     The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 2004, as computed on a federal income tax basis, were as follows:

     Aggregate Cost                      $68,686,712
                                         ===========
     Gross unrealized appreciation         6,671,946
     Gross unrealized depreciation           (42,558)
                                         -----------
     Net unrealized appreciation         $ 6,629,388
                                         ===========

(5)  FINANCIAL INSTRUMENTS:

     In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these instruments are set forth more fully in the Portfolio Trust's registration statement.

     The Portfolio may trade the following financial instruments with off-balance sheet risk:

     OPTIONS

     Call and put options give the holder the right to purchase or sell a security or currency or enter into a swap arrangement on a future date at a specified price. The Portfolio may use options to seek to hedge against risks of market exposure and changes in security prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Portfolio's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Portfolio's exposure to the underlying instrument, or hedge other Portfolio investments. Options, both held and written by the Portfolio, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased options is shown in the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contract or if the counterparty does not perform under the contract's terms.

     Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Portfolio is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

     Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by the dealers.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                  STANDISH MELLON GLOBAL FIXED INCOME PORTFOLIO

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     The Portfolio had entered into options transactions during the year ended December 31, 2004. The option transactions were as follows:


                                                     NUMBER OF
     WRITTEN PUT OPTION TRANSACTIONS                 CONTRACTS     PREMIUMS
                                                    ----------    ----------
        Outstanding, beginning of year                       3    $   69,112
        Options written                                     12       201,669
        Options expired                                     (7)     (119,327)
        Options closed                                      (8)     (151,454)
                                                    ----------    ----------
        Outstanding, end of year                             0             0
                                                    ==========    ==========

                                                    NUMBER OF
        WRITTEN CALL OPTION TRANSACTIONS            CONTRACTS      PREMIUMS
                                                    ----------    ----------
        Outstanding, beginning of year                       0             0
        Options written                                      1    $   26,381
        Options closed                                      (1)      (26,381)
                                                    ----------    ----------
        Outstanding, end of year                             0             0
                                                    ==========    ==========

     FORWARD CURRENCY EXCHANGE CONTRACTS

     The Portfolio may enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or upon the closing of the contract. Forward currency exchange contracts are used by the Portfolio primarily to protect the value of the Portfolio's foreign securities from adverse currency movements. Unrealized appreciation and depreciation of forward currency exchange contracts is included in the Statement of Assets and Liabilities.

     At December 31, 2004 the Portfolio held forward foreign currency exchange contracts. See Schedule of Investments for further details.

     FUTURES CONTRACTS

     The Portfolio may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to margin requirements the Portfolio deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Portfolio's exposure to the underlying instrument, while selling futures tends to decrease the Portfolio's exposure to the underlying instrument or hedge other investments. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparty does not perform under the contract's terms. The Portfolio enters into financial futures transactions primarily to seek to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

     At December 31, 2004 the Portfolio did not have any futures contracts outstanding.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                  STANDISH MELLON GLOBAL FIXED INCOME PORTFOLIO

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     SWAP AGREEMENTS

     The Portfolio may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the corporate or sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular corporate or sovereign issuer's default. In connection with these agreements, cash or securities may be set aside as collateral in accordance with the terms of the swap agreement. The Portfolio earns interest on cash set aside as collateral. Swaps are marked to market daily based upon quotations from market makers and change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and differences could be material. Payments received or made from credit default swaps at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Net payments of interest on interest rate swap agreements, if any, are included as part of realized gain or loss. Entering into these agreements involves, to varying degrees, elements of credit, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

     At December 31, 2004 the Portfolio held swap contracts. See Schedule of Investments for further details.

(6)  SECURITY LENDING:

     The Portfolio may lend its securities to financial institutions which the Portfolio deems to be creditworthy. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is allocated to the Portfolio on the next business day. For the duration of a loan, the Portfolio receives the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from the investment of the collateral. As with other extensions of credit, the Portfolio bears the risk of delay in recovery or even loss of rights in its securities on loan should the borrower of the securities fail financially or default on its obligations to the Portfolio. In the event of borrower default, the Portfolio generally has the right to use the collateral to offset losses incurred. The Portfolio may incur a loss in the event it was delayed or prevented from exercising its rights to dispose of the collateral. The Portfolio also bears the risk in the event that the interest and/or dividends received on invested collateral is not sufficient to meet the Portfolio's obligations due on the loans.

     The Portfolio loaned securities during the year ended December 31, 2004 resulting in $9,485 of security lending income. At December 31, 2004, the Portfolio had securities valued at $1,911,153 on loan. See the Statement of Investments for further detail on the security positions on loan and collateral held.

(7)  DELAYED DELIVERY TRANSACTIONS:

     The Portfolio may purchase securities on a when-issued, delayed delivery or forward commitment basis. Payment and delivery may take place a month or more after the date of the transactions. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Income on the securities will not be earned until settlement date. The Portfolio instructs its custodian to segregate securities having value at least equal to the amount of the purchase commitment.

     The Portfolio may enter into to be announced ("TBA") purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 0.01% from the principal amount. The Portfolio holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the Portfolio may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Investment security valuations" above.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                  STANDISH MELLON GLOBAL FIXED INCOME PORTFOLIO

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     The Portfolio may enter into TBA sale commitments to hedge its portfolio positions. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, an offsetting TBA purchase commitment deliverable is held as "cover" for the transaction.

     Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Investment security valuations" above. The contract is 'marked-to-market' daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Portfolio realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

     At December 31, 2004 the Portfolio held delayed delivery securities. See Schedule of Investments for further details.

(8)  LINE OF CREDIT:

     The Portfolio, and other subtrusts in the Portfolio Trust and funds in the Trust are parties to a committed line of credit facility, which enables each portfolio/fund to borrow, in the aggregate, up to $35 million. Interest is charged to each participating portfolio/fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. In addition, a facility fee, computed at an annual rate of 0.060 of 1% on the daily unused portion of the facility, is allocated ratably among the participating portfolios/funds at the end of each quarter. For the year ended December 31, 2004, a facility fee of $1,227 was allocated to the Portfolio.

     During the year ended December 31, 2004, the Portfolio had average borrowings outstanding of $221,500 on a total of four days and incurred $68 of interest expense.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                  STANDISH MELLON GLOBAL FIXED INCOME PORTFOLIO

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

     To the Trustees of Mellon Institutional Funds Master Portfolio and Investors of Standish Mellon Global Fixed Income Portfolio:

     In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish Mellon Global Fixed Income Portfolio (the "Portfolio") at December 31, 2004, and the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

     PricewaterhouseCoopers LLP
     New York, NY
     February 25, 2005

TRUSTEES AND OFFICERS

The following table lists the Trust's trustees and officers; their address and date of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies; and total annual remuneration paid as of December 31, 2004. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing The Mellon Institutional Funds at P.O. Box 8585, Boston, MA 02266-8585 or calling toll free 1-800-221-4795.

INDEPENDENT TRUSTEES

                                                                                        NUMBER OF                        TRUSTEE
                                                                  PRINCIPAL           PORTFOLIOS IN       OTHER       REMUNERATION
NAME                                     TERM OF OFFICE         OCCUPATION(S)         FUND COMPLEX    DIRECTORSHIPS    (YEAR ENDED
ADDRESS, AND               POSITION(S)    AND LENGTH OF          DURING PAST           OVERSEEN BY       HELD BY      DECEMBER 31,
DATE OF BIRTH            HELD WITH TRUST   TIME SERVED             5 YEARS               TRUSTEE         TRUSTEE          2004)
------------------------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming            Trustee      Trustee since     Chairman of the Board          30             None        Fund: $500
c/o Decision Resources, Inc.              11/3/1986         and Chief Executive                                    Portfolio: $3,575
260 Charles Street                                          Officer, Decision
Waltham, MA 02453                                           Resources, Inc.
9/30/40

Caleb Loring III             Trustee      Trustee since     Trustee, Essex Street          30             None        Fund: $500
c/o Essex Street Associates               11/3/1986         Associates (family                                     Portfolio: $3,876
P.O. Box 181                                                investment trust office)
Beverly, MA 01915
11/14/43

Benjamin M. Friedman         Trustee      Trustee since     William Joseph Maier,          30             None        Fund: $500
c/o Harvard University                    9/13/1986         Professor of Political                                 Portfolio: $3,575
Cambridge, MA 02138                                         Economy, Harvard
8/5/44                                                      University

John H. Hewitt               Trustee      Trustee since     Trustee, Mertens               30             None        Fund: $500
P.O. Box 2333                             11/3/1986         House, Inc. (hospice)                                  Portfolio: $3,575
New London, NH 03257
4/11/35

INTERESTED TRUSTEES

Patrick J. Sheppard    Trustee, President   Since 2003      Senior Vice President          30             None          Fund: $0
Mellon Institutional        and Chief                       and Chief Operating Officer,                             Portfolio: $0
Asset Management        Executive Officer                   Mellon Institutional
One Boston Place                                            Asset Management;
Boston, MA 02108                                            formerly Vice President
7/24/65                                                     and Chief Financial Officer,
                                                            Mellon Institutional
                                                            Asset Management

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                                                                                                                     NUMBER OF
                                                                                                                   PORTFOLIOS IN
NAME                                     TERM OF OFFICE                                                            FUND COMPLEX
ADDRESS, AND               POSITION(S)    AND LENGTH OF               PRINCIPAL OCCUPATION(S)                       OVERSEEN BY
DATE OF BIRTH            HELD WITH TRUST   TIME SERVED                  DURING PAST 5 YEARS                           TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
Barbara A. McCann        Vice President   Since 2003            Senior Vice President and Head of Operations            30
Mellon Institutional      and Secretary                         Mellon Institutional Asset Management, formerly
Asset Management                                                First Vice President, Mellon Institutional Asset
One Boston Place                                                Management and Mellon Global Investments
Boston, MA 02108
2/20/61
Steven M. Anderson       Vice President   Vice President        Vice President and Mutual Funds Controller,             30
Mellon Institutional      and Treasurer   since 1999;           Mellon Institutional Asset Management
Asset Management                          Treasurer             Institutional Asset
One Boston Place                          since 2002
Boston, MA 02108
7/14/65
Denise B. Kneeland       Assistant Vice   Since 1996            Vice President and Manager, Mutual Funds Operations,    30
Mellon Institutional        President                           Mellon Institutional Asset Management
Asset Management
One Boston Place
Boston, MA 02108
8/19/51
Cara E. Hultgren         Assistant Vice   Since 2001            Assistant Vice President and Manager,                   30
Mellon Institutional        President                           Shareholder Services, Mellon Institutional
Asset Management                                                Asset Management since 2001;
One Boston Place                                                Shareholder Representative,
Boston, MA 02108                                                Standish Mellon Asset Management
1/19/71

Jan F. Jumet                  Chief       Since 2004            Senior Vice President and Chief Compliance Officer      30
Standish Mellon Assest     Compliance                           for Standish Mellon Asset Management Company LLC;
Management Company LLC       Officer                            formerly Director of Compliance and Administration
One Boston Place                                                and Chief Administration Officer for Standish Mellon
Boston, MA 02108                                                Asset Management Company LLC, Senior
8/9/66                                                          Vice President and Chief Administration Officer
                                                                for Mellon Bond Associates, LLP, and
                                                                First Vice President and Senior Sales Associate
                                                                for Mellon Institutional Asset Management

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

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

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

One Boston Place
Boston, MA 02108-4408
800.221.4795
www.melloninstitutionalfunds.com
                                                                      0934AR1204

Annual Report                      STANDISH MELLON
                                   INTERNATIONAL FIXED INCOME FUND

YEAR ENDED DECEMBER 31, 2004

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund' s historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Commencing with the fiscal quarter ending September 30, 2004, the Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The Fund' s Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

To view the Fund' s proxy voting guidelines and proxy voting record for the 12-month period ended June 30, 2004, visit the SEC' s web site at http:
//www.sec.gov. You may also call 1-800-221-4795 to request a free copy of the proxy voting guidelines.

February 28, 2005

Dear Mellon Institutional Fund Shareholder:

Enclosed you will find your Fund's annual report for the fiscal year ended December 31, 2004.

The year was largely positive for the financial markets, as the economic expansion continued. However, as the year progressed, anticipated GDP growth diminished in line with typical expectations at this point in the economic cycle.

The S&P 500 entered 2004 with a sharp climb, fueled to a large degree by above-trend GDP growth: 4.4% in the fourth quarter of 2003 and 5.0% in the first quarter of the year, driven by a potent mix of tax cuts, monetary policy and government spending. But the momentum stalled, as the market dealt with the prospect of inflation and a new tightening cycle by the Federal Reserve, the uncertainties of a tight presidential campaign, and the ever-present threats posed by terrorism. The equity markets greeted the reelection of President Bush with optimism, as the S&P 500 surged past 1200 in the closing weeks of the year to its 2004 peak.

In the bond market, the year started with much speculation about when and how the Fed would end one of the longest stretches of easy monetary policy on record, which had driven rates to historical lows. In the fall of 2003, the prospect of deflation was still a factor in the Fed's deliberations and was its stated rationale for maintaining an accommodative stance. In the first quarter, however, the Fed began to refer to a "measured pace" of tightening. The market reacted by switching gears dramatically, sending the 10-year U.S. Treasury note from 3.7% on March 16 to 4.9% on June 14. Since then, as the economic outlook softened, with relatively tame inflation, yields have settled back to about 4%, roughly the same as a year ago.

Looking ahead, it is clear that there are some causes for concern. Consumers are weighted with debt and potentially vulnerable in a rising rate environment. Companies are hoarding cash and are being deliberate in boosting employment and spending on plant and equipment. The stimulus of monetary policy, tax cuts and government spending is waning. Nevertheless, business activity has some significant momentum, which should carry over into 2005, with reasonable profit growth and modest inflation. Finally, the president's ambitious plans to privatize Social Security, reform health care, and revise the tax code could potentially have major fiscal implications that the market will be watching carefully.

Thank you for your business and confidence in Mellon Institutional Funds. Please feel free to contact us with questions or comments.

Sincerely,

/s/ Patrick J. Sheppard

                  One Boston Place  *  Boston, MA 02108-4402

                       A MELLON ASSET MANAGEMENT COMPANY

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                 STANDISH MELLON INTERNATIONAL FIXED INCOME FUND

                      MANAGEMENT DISCUSSION AND ANALYSIS
--------------------------------------------------------------------------------

International bond markets produced modest, positive returns in 2004. The Standish Mellon International Fixed Income Fund returned 4.88% for the year, after all expenses, compared to a return of 5.21% for the J.P. Morgan Hedged Non-U.S. Government Bond Index.

A return of close to 5% for hedged international bonds is perhaps surprising considering that at the beginning of the year, the consensus expectation was that bond yields would rise as central banks raised interest rates. Indeed, bond yields did rise early in the year, and this rise was lead by the U.S. bond market, which experienced a vicious sell-off in the first half. However, as the year progressed, it became apparent that core inflation was well contained in the U.S., the job market strengthened but not as much as anticipated, and growth in large economies overseas was anemic. Bond yields in the U.S. and overseas fell during the second half of the year, and in the end, despite the volatility, bond investors managed to earn a bit more than their coupon.

The non-government sectors of the international bond markets were a pleasant surprise, producing returns well above government bonds for the second year in a row. The star performers were corporate bonds, particularly the high-yield sector, and emerging markets. A number of factors contributed to the outperformance of the corporate and emerging sectors, particularly global growth, low inflation, low interest rates and in the case of the commodity laden emerging markets, high commodity prices. The high yield corporate and emerging market indices both had returns of over 10% for the year. Other non-government sectors also performed well, including mortgages, agencies and asset-backed securities.

The range of returns in hedged terms for government bond markets as measured by the JP Morgan Government Bond Indices was modest for the year with only 534 basis points separating the best market, Italy, (+8.00%) from the worst, Japan (+2.66%). The U.S. component of the index returned 3.75% while European markets returned 6.77% on average. The U.S. dollar had traded in a modest range for most of the year; however it fell sharply in the final quarter. The decline of the dollar was the sharpest relative to the European currencies against which it declined by more than 7%. The U.S. dollar has been under pressure since 2002 as the mix of loose fiscal and monetary policy and the large current account deficit made the currency unattractive to global investors.

The Fund underperformed its benchmark during the year. Our position in investment grade and high yield corporate bonds and emerging market securities was the largest positive contributor relative to our benchmark. The results of our country weightings were mixed. We were overweight European markets, which produced the best returns; however we had a zero weight in the Japanese bond market which weighed on our performance. Although Japan was the worst performing market in the index, our zero weighting in the market was a drag on performance as Japan did produce a positive return. In currencies, our small primarily, option-based positions detracted a modest amount from our performance.

Our outlook for 2005 is favorable for international bonds. We believe that the performance of global economies will be close to trend, yet the behavior of central banks around the world could be quite different. We expect that the Fed will continue to raise interest rates at least in the first half of the year and this will flatten the yield curve but we expect longer dated bonds to be fairly stable. Opportunities for value-added can be found in Europe and in some of the smaller index components such as Australia, New Zealand and the U.K. In the latter three markets, the central banks have been raising interest rates for some time and those increases now appear to be having an effect. These economies have housing markets that are vulnerable to price declines and, if the economies soften, we believe bonds in these markets will perform well. Non-government sectors such as corporate and emerging market bonds have richened quite a bit over the past two years, and we believe that these sectors will not perform as well as in the past but that the sector still offers opportunities to add-value through security selection.

We appreciate your continued support and look forward to working on your behalf over the next year.

W. Charles Cook

MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON INTERNATIONAL FIXED
                                  INCOME FUND

    COMPARISON OF CHANGE IN VALUE OF $100,000 INVESTMENT IN STANDISH MELLON INTERNATIONAL FIXED INCOME FUND AND THE J.P. MORGAN HEDGED NON-U.S. GOVERNMENT
                                  BOND INDEX
--------------------------------------------------------------------------------

          AVERAGE ANNUAL TOTAL RETURNS  (FOR PERIOD ENDED 12/31/2004)
--------------------------------------------------------------------------------

                                                                                                                   Since
                                                                                                                 Inception
              1 Year                  3 Year                   5 Year                   10 Year                 01/02/1991
------------------------------------------------------------------------------------------------------------------------------------
               4.88%                   5.41%                    5.98%                    8.36%                     8.47%

AVERAGE ANNUAL TOTAL RETURNS REFLECT THE CHANGE IN THE VALUE OF AN INVESTMENT, ASSUMING REINVESTMENT OF THE FUND'S DIVIDEND INCOME AND CAPITAL GAINS. THE $100,000 LINE GRAPH AND THE FUND'S RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. DURING PERIODS OF REIMBURSEMENT BY THE FUND'S INVESTMENT ADVISER (IF APPLICABLE), THE FUND'S TOTAL RETURN WILL BE GREATER THAN IT WOULD BE HAD THE REIMBURSEMENT NOT OCCURRED. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON INTERNATIONAL FIXED
                                  INCOME FUND
                          SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000.00=8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                                                 EXPENSES PAID
                                                             BEGINNING                    ENDING               DURING PERIOD((+))
                                                           ACCOUNT VALUE              ACCOUNT VALUE             JUNE 1, 2004 TO
                                                           JUNE 1, 2004             DECEMBER 31, 2004         SEPTEMBER 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
Actual                                                         $1,000.00                   $1,042.40                  $2.77
Hypothetical (5% return
  per year before expenses)                                    $1,000.00                   $1,021.37                  $2.90

-------

((+)) EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.54%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/366 (TO REFLECT THE ONE-HALF YEAR PERIOD).

MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON INTERNATIONAL FIXED
                                  INCOME FUND

                 PORTFOLIO INFORMATION AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                                                                     PERCENTAGE OF
         TOP TEN HOLDINGS(*)                                        RATE              MATURITY        NET ASSETS
        ----------------------------------------------------------------------------------------------------------
        UK Gilt                                                     4.000              3/7/2009           10.6%
        Australian Government Bond                                  7.500             9/15/2009            4.9
        Republic of Austria                                         5.625             7/15/2007            4.6
        French Treasury Note                                        4.500             7/12/2006            4.2
        Deutsche Bundesrepublik                                     4.000              1/4/2028            4.1
        Belgium Government Bond                                     4.250             9/28/2013            4.0
        Netherlands Government Bond                                 5.500             7/15/2010            4.0
        Bundesschatzanweisungen                                     2.750             6/23/2006            3.8
        Singapore Government Bond                                   3.500              7/1/2012            3.8
        New Zealand Government Bond                                 7.000             7/15/2009            3.4
                                                                                                        ------
                                                                                                          47.4%

        * Excluding short-term investments and investment of cash collateral.

                                         PERCENTAGE OF
        TOP TEN COUNTRIES                 NET ASSETS
        --------------------------------------------
        United Kingdom                        18.6%
        United States                         17.5
        Germany                               13.3
        France                                 7.9
        New Zealand                            6.8
        Australia                              6.7
        Netherlands                            5.3
        Austria                                4.6
        Brazil                                 4.1
        Singapore                              3.8
                                             -----
                                              88.6%

                                         PERCENTAGE OF
        INDUSTRY SECTOR                   INVESTMENTS
        --------------------------------------------
        Foreign Government                    68.7%
        Corporate                             22.9
        Mortgage                               0.8
        Emerging Markets                       4.1
        Asset backed                           0.0
        Cash & equivalents                     3.5
                                             -----
                                             100.0%

        The Fund is actively managed. Current holdings may be different than those presented above.

MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON INTERNATIONAL FIXED
                                  INCOME FUND

                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                                                                               PAR         VALUE
SECURITY DESCRIPTION                                                   RATE      MATURITY                     VALUE      (NOTE 1A)
------------------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES--91.4%

CORPORATE--3.9%

BASIC MATERIALS--0.3%
International Steel Group (*)                                           6.500%    4/15/2014         USD       835,000   $  895,538
                                                                                                                      ------------

COMMUNCATIONS--0.7%
CSC Holdings, Inc.                                                      7.875    12/15/2007                   420,000      450,450
RH Donnelley Finance Corp. 144A                                         8.875    12/15/2010                   125,000      139,375
RH Donnelley Finance Corp. 144A                                        10.875    12/15/2012                   195,000      231,563
Sprint Capital Corp.                                                    8.375     3/15/2012                 1,100,000    1,339,956
                                                                                                                      ------------
                                                                                                                         2,161,344
                                                                                                                      ------------

CONSUMER CYCLICAL--0.4%
Mohegan Tribal Gaming Authority                                         8.000      4/1/2012                   650,000      705,250
Yum! Brands, Inc.                                                       8.875     4/15/2011                   450,000      555,984
                                                                                                                      ------------
                                                                                                                         1,261,234
                                                                                                                      ------------

CONSUMER NON-CYCLICAL--0.7%
Aramark Services, Inc.                                                  7.000     7/15/2006                 2,040,000    2,136,425
                                                                                                                      ------------

ENERGY--0.7%
Chesapeake Energy Corp.                                                 8.125      4/1/2011                   555,000      600,788
Pemex Project Funding Master Trust 144A                                 3.790     6/15/2010                   515,000      528,390
Petronas Capital Ltd. 144A                                              7.875     5/22/2022                   430,000      533,997
Salomon Brothers AF for OAO Siberian Oil Co.                           10.750     1/15/2009                   485,000      516,525
                                                                                                                      ------------
                                                                                                                         2,179,700
                                                                                                                      ------------

FINANCIAL--0.9%
Amvescap PLC                                                            5.375     2/27/2013                   245,000      247,185
Chevy Chase Bank FSB                                                    6.875     12/1/2013                   705,000      727,913
Glencore Funding LLC 144A                                               6.000     4/15/2014                 1,625,000    1,572,152
                                                                                                                      ------------
                                                                                                                         2,547,250
                                                                                                                      ------------

UTILITIES--0.2%
AES Corp. 144A                                                          8.750     5/15/2013                   610,000      693,113
                                                                                                                      ------------
Total Corporate (Cost $11,283,370)                                                                                      11,874,604
                                                                                                                      ------------

SOVEREIGN BONDS--3.4%
Banco Nacional de Desenvolvimento Economic (a)                          5.832     6/16/2008                   500,000      511,250
Republic of Brazil (a)                                                  3.125     4/15/2012                   529,416      504,269
Republic of Brazil (a)                                                  3.063     4/15/2024                   600,000      555,000
Republic of Colombia                                                   10.000     1/23/2012                   435,000      502,425
Republic of El Salvador                                                 8.500     7/25/2011                   510,000      582,675
Republic of El Salvador                                                 8.250     4/10/2032                   370,000      373,700
Republic of Panama                                                      9.625      2/8/2011                   135,000      159,975
Republic of Panama                                                      7.250     3/15/2015                   215,000      222,525
Republic of Panama                                                      8.875     9/30/2027                   500,000      555,000
Republic of Peru                                                        4.500      3/7/2017                   415,000      388,025
Republic of South Africa                                                9.125     5/19/2009                   275,000      324,792
Republic of South Africa                                                7.375     4/25/2012                   370,000      421,293
Republic of Turkey                                                      9.000     6/30/2011                   990,000    1,128,056
Republic of Turkey                                                     11.500     1/23/2012                   400,000      514,380
Russian Federation                                                     11.000     7/24/2018                   360,000      500,400
Russian Federation                                                     12.750     6/24/2028                   190,000      310,770
Russian Federation                                                      5.000     3/31/2030                   845,000      871,406
Serbian Government (#)                                                  3.750    11/15/2024                   625,000      520,313
Ukraine Government 144A (*)                                             7.650     6/11/2013                   380,000      404,700

   The accompanying notes are an integral part of the financial statements.

MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON INTERNATIONAL FIXED
                                  INCOME FUND

                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                                                                                PAR        VALUE
SECURITY DESCRIPTION                                                    RATE     MATURITY                      VALUE     (NOTE 1A)
------------------------------------------------------------------------------------------------------------------------------------
SOVEREIGN BONDS (CONTINUED)
Ukraine Government Senior Notes                                        11.000%    3/15/2007         USD       294,008  $   315,142
United Mexican States                                                   8.300     8/15/2031                   535,000      625,950
                                                                                                                      ------------
Total Sovereign Bonds (Cost $9,981,671)                                                                                 10,292,046
                                                                                                                      ------------

YANKEE BONDS--2.0%
Amvescap PLC                                                            5.900     1/15/2007                   250,000      261,588
British Sky Broadcasting PLC                                            7.300    10/15/2006                 1,035,000    1,099,486
HBOS PLC 144A                                                           5.375     11/1/2013                 1,575,000    1,614,857
Ispat Inland                                                            9.750      4/1/2014                   832,000    1,027,520
Rogers Wireless Inc. 144A                                               7.250    12/15/2012                 1,380,000    1,462,800
Rogers Wireless Inc. 144A                                               7.500     3/15/2015                   255,000      269,025
Royal Caribbean Cruises Ltd.                                            8.250      4/1/2005                   225,000      227,250
                                                                                                                      ------------
Total Yankee Bonds (Cost $5,819,325)                                                                                     5,962,526
                                                                                                                      ------------

FOREIGN DENOMINATED--82.1%
AUSTRALIA--6.7%
Australian Government Bond                                              7.500     9/15/2009         AUD    17,465,000   14,945,364
Australian Government Bond (*)                                          6.250     4/15/2015                 6,480,000    5,431,212
                                                                                                                      ------------
                                                                                                                        20,376,576
                                                                                                                      ------------

CANADA--0.6%
Canadian Pacific Railway Ltd.                                           4.900     6/15/2010         CAD     2,000,000    1,705,344
                                                                                                                      ------------

DENMARK--0.8%
Realkredit Danmark A/S                                                  4.000      1/1/2006         DKK    13,965,000    2,585,271
                                                                                                                      ------------

EURO--47.9%
Allied Domecq Financial Services PLC                                    5.875     6/12/2009         EUR       370,000      549,816
Autostrade SpA (a)                                                      2.621      6/9/2011                   900,000    1,226,009
Bank of America Corp                                                    4.750      5/6/2019                   780,000    1,108,481
Barclays BAnk PLC                                                       7.500    12/15/2010                 1,025,000    1,665,327
Belgium Government Bond                                                 4.250     9/28/2013                 8,600,000   12,236,541
Bundesobligation (*)                                                    3.000     4/11/2008                 3,555,000    4,852,435
Bundesschatzanweisungen                                                 2.750     6/23/2006                 8,375,000   11,421,389
Citigroup Inc. (a)                                                      2.324      6/3/2011                 1,250,000    1,690,753
Depfa ACS Bank 144A                                                     3.875     7/15/2013                 2,550,000    3,503,336
Deutsche Bundesrepublik                                                 4.000      1/4/2028                 8,755,000   12,372,198
Deutsche Bundesrepublik                                                 4.500      1/4/2013                   325,000      471,154
Deutsche Bundesrepublik                                                 4.750      7/4/2034                 5,795,000    8,465,063
Deutsche Cap Trust IV (a)                                               5.330     9/29/2049                   600,000      874,437
Deutsche Telekom International Finance BV                               8.125     5/29/2012                   525,000      903,052
Dexia Municipal Agency                                                  5.375     4/26/2007                 2,355,000    3,388,771
FBG Treasury Europe                                                     5.750     3/17/2005                    81,000      110,570
FCE Bank PLC (a)                                                        2.578     6/28/2006                   880,000    1,183,778
France Telecom                                                          7.250     1/28/2013                 1,605,000    2,649,578
France Telecom                                                          8.125     1/28/2033                 1,760,000    3,383,252
French Treasury Note                                                    4.500     7/12/2006                 8,995,000   12,589,647
GE Capital Euro Funding (a)                                             2.278      5/4/2011                 1,260,000    1,701,786
General Motors Acceptance Corp.                                         4.375     9/26/2006                   440,000      601,793
General Motors Accpetance Corp. (a)                                     3.904      7/5/2005                   865,000    1,177,918
Glencore Finance Europe SA/Luxembourg                                   5.375     9/30/2011                 2,515,000    3,429,249
HBOS PLC                                                                6.050    11/23/2049                   390,000      598,118
Hilton Group Finance PLC                                                6.500     7/17/2009                   565,000      862,595
HJ Heinz BV                                                             5.125     4/10/2006                   550,000      769,518

   The accompanying notes are an integral part of the financial statements.

MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON INTERNATIONAL FIXED
                                  INCOME FUND

                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                                                                               PAR         VALUE
SECURITY DESCRIPTION                                                   RATE      MATURITY                     VALUE      (NOTE 1A)
------------------------------------------------------------------------------------------------------------------------------------
EURO (CONTINUED)
Household Finance Corp.                                                 6.500%     5/5/2009         EUR       335,000   $  512,882
International Paper Co.                                                 5.375     8/11/2006                   405,000      570,169
Kappa Beheer BV                                                        10.625     7/15/2009                   365,000      523,631
KFW Group                                                               3.500     4/17/2009                 1,435,000    1,990,565
Lear Corp.                                                              8.125      4/1/2008                   830,000    1,264,755
Morgan Stanley                                                          5.750      4/1/2009                   585,000      871,046
MPS Capital Trust                                                       7.990      2/7/2011                   550,000      900,952
Nalco Co.                                                               7.750    11/15/2011                   490,000      721,236
Natexis Banque                                                          4.375     6/20/2013                   615,000      859,765
National Westminster Bank PLC                                           6.625     10/5/2009                   550,000      844,356
Netherlands Government Bond                                             5.500     7/15/2010                 8,000,000   12,154,072
Owens-Brockway Glass Containers 144A                                    6.750     12/1/2014                   520,000      738,940
Parker Hannifin Corp.                                                   6.250    11/21/2005                   200,000      280,054
Pemex Project Funding Master Trust 144A                                 6.625      4/4/2010                   440,000      664,653
Republic of Austria                                                     5.625     7/15/2007                 9,555,000   13,865,281
Sara Lee Corp.                                                          6.125     7/27/2007                   545,000      797,010
Spain Government Bond                                                   4.250    10/31/2007                 4,705,000    6,646,904
Telecom Italia Finance SA                                               7.250     4/20/2011                   985,000    1,574,446
Telefonica Europe BV                                                    5.125     2/14/2013                   545,000      802,432
Telenor ASA                                                             5.875     12/5/2012                 1,100,000    1,694,128
ThyssenKrupp Finance Nederland BV                                       7.000     3/19/2009                   420,000      642,304
Tyco International Group SA                                             5.500    11/19/2008                   760,000    1,109,569
Veolia Environnement                                                    4.875     5/28/2013                   620,000      893,313
                                                                                                                      ------------
                                                                                                                       144,709,027
                                                                                                                      ------------

NEW ZEALAND--6.8%
New Zealand Government Bond                                             6.500     4/15/2013         NZD    13,760,000   10,202,946
New Zealand Government Bond                                             7.000     7/15/2009                13,775,000   10,263,925
                                                                                                                      ------------
                                                                                                                        20,466,871
                                                                                                                      ------------

SINGAPORE--3.8%
Singapore Government Bond                                               3.500      7/1/2012         SGD    17,235,000   11,383,825
                                                                                                                      ------------

UNITED KINGDOM--15.5%
Inco                                                                   15.750     7/15/2006         GBP       796,000    1,677,387
UK Gilt                                                                 4.000      3/7/2009                17,100,000   32,184,509
UK Gilt                                                                 8.000     9/27/2013                 3,860,000    9,233,065
UK Gilt                                                                 4.250      6/7/2032                 2,040,000    3,800,223
                                                                                                                      ------------
                                                                                                                        46,895,184
                                                                                                                      ------------
Total Foreign Denominated (Cost $225,331,322)                                                                          248,122,098
                                                                                                                      ------------
TOTAL BONDS AND NOTES (COST $252,415,688)                                                                              276,251,274
                                                                                                                      ------------

CONVERTIBLE PREFERRED STOCK--0.2%                                                                          SHARES
                                                                                                        -------------
Fannie Mae 7.00% CVT Pfd (Cost $502,500)                                                                       10,050      569,709
                                                                                                                      ------------

PURCHASED OPTIONS--0.0%                                                                                 CONTRACT SIZE
                                                                                                        -------------
EUR Put/USD Call, Strike Price 1.30, 2/9/05 (USD)                                                           3,535,000        6,540
EUR Put/USD Call, Strike Price 1.29, 2/10/05 (USD)                                                          3,295,000        3,625
GBP Put/USD Call, Strike Price 1.875, 2/10/05 (USD)                                                         3,295,000       17,958
AUD Put/USD Call, Strike Price 0.705, 3/10/05 (USD)                                                         3,215,000        3,858
CHF Put/USD Call, Strike Price 1.21, 3/10/05 (USD)                                                          3,295,000        8,467
                                                                                                                      ------------
TOTAL PURCHASED OPTIONS (Cost $91,714)                                                                                      40,448
                                                                                                                      ------------

   The accompanying notes are an integral part of the financial statements.

MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON INTERNATIONAL FIXED
                                  INCOME FUND

                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                                                                                PAR        VALUE
SECURITY DESCRIPTION                                                    RATE     MATURITY                      VALUE     (NOTE 1A)
------------------------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--9.5%

U.S. GOVERNMENT--5.1%
Treasury Bill((+)**)                                                   2.215%     3/17/2005         USD    15,520,000 $  15,454,13
                                                                                                                      ------------

INVESTMENT COMPANIES--2.7%                                                                                  SHARES
                                                                                                        -------------
Dreyfus Institutional Preferred Money Market Plus((+)(+))                                                   8,112,606    8,112,606
                                                                                                                      ------------

INVESTMENT OF CASH COLLATERAL--1.7%
BlackRock Cash Strategies L.L.C ***                                                                         5,258,600    5,258,600
                                                                                                                      ------------
TOTAL SHORT TERM INVESTMENTS--(Cost $28,822,633)                                                                        28,825,339
                                                                                                                      ------------
TOTAL INVESTMENTS--101.1% (COST $281,832,535)                                                                          305,686,770

LIABILITIES IN EXCESS OF OTHER ASSETS--(1.1%)                                                                           (3,280,653)
                                                                                                                      ------------
NET ASSETS--100.0%                                                                                                    $302,406,117
                                                                                                                      ============

144A-Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified buyers.
AUD-Australian Dollar
CAD-Canadian Dollar
DKK-Danish Krone
EUR-Euro
GBP-British Pound
NZD-New Zealand Dollar
SGD-Singapore Dollar
USD-U.S. Dollar

(a)  Variable Rate Security, rate indicated is as of 12/31/2004.
*    Security, or a portion thereof, was on loan at December 31, 2004.
#    Delayed delivery security.
(+)  Security is pledged as collateral for futures contracts.
(+)(+) Affiliated institutional money market fund.
**   Rate noted is yield to maturity.
*** Money Market Fund exempt from registration under the Investment Company Act of 1940 offered only to eligible investors.

At December 31, 2004 the Portfolio held the following futures contracts:

                                                                                         UNDERLYING FACE          UNREALIZED
CONTRACT                                       POSITION         EXPIRATION DATE          AMOUNT AT VALUE            (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
U.S. 5 Year Note (205 Contracts)                 Short              3/21/2005             $22,453,906             $(162,783)
U.S. 10 Year Note (45 Contracts)                 Short              3/21/2005               5,037,188               (52,525)
                                                                                                                  ---------
                                                                                                                  $(215,308)
                                                                                                                  =========

   The accompanying notes are an integral part of the financial statements.

MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON INTERNATIONAL FIXED
                                  INCOME FUND

                  SCHEDULE OF INVESTMENTS--DECEMBER 31, 2004
--------------------------------------------------------------------------------

At December 31, 2004, the Portfolio held the following forward foreign currency exchange contracts:

                                         LOCAL
                                        PRINCIPAL          CONTRACT           VALUE AT          USD AMOUNT            UNREALIZED
CONTRACTS TO RECEIVE                     AMOUNT           VALUE DATE      DECEMBER 31, 2004     TO DELIVER               GAIN
------------------------------------------------------------------------------------------------------------------------------------
Euro                                   32,495,000          3/16/2005         $44,117,194        $43,847,056         $    270,138
                                                                                                                    ============

                                          LOCAL
                                        PRINCIPAL          CONTRACT           VALUE AT          USD AMOUNT            UNREALIZED
 CONTRACTS TO DELIVER                     AMOUNT           VALUE DATE      DECEMBER 31, 2004     TO RECEIVE             GAIN/LOSS
------------------------------------------------------------------------------------------------------------------------------------
Australian Dollar                      25,290,000          3/16/2005        $ 19,665,441       $ 19,259,357          $  (406,084)
Canadian Dollar                         2,150,000          3/16/2005           1,792,025          1,760,852              (31,173)
Danish Krone                           24,490,000          3/16/2005           4,473,386          4,359,358             (114,028)
Euro                                    2,547,855           1/3/2005           3,456,491          3,469,014               12,523
Euro                                  138,594,000          3/16/2005         188,163,669        184,609,867           (3,553,802)
British Pound Sterling                 23,850,000          3/16/2005          45,526,430         45,708,764              182,334
New Zealand Dollar                        105,446          1/25/2005              75,442             75,025                 (417)
New Zealand Dollar                     29,050,000          3/16/2005          20,671,544         20,547,855             (123,689)
Singapore Dollar                       19,035,000          3/16/2005          11,693,517         11,541,610             (151,907)
                                                                            ------------       ------------          -----------
TOTAL                                                                       $295,517,945       $291,331,702          $(4,186,243)
                                                                            ============       ============          ===========

At December 31, 2004 the Fund held the following cross currency exchange contracts:

                                        VALUE AT                 IN                 VALUE AT            CONTRACT       UNREALIZED
 CONTRACTS TO DELIVER                DECEMBER 31, 2004       EXCHANGE FOR        DECEMBER 31, 2004      VALUE DATE       GAIN/LOSS
------------------------------------------------------------------------------------------------------------------------------------
New Zealand Dollar                   $  5,900,743         Australian Dollar      $  6,029,008           1/25/2005     $  128,265
Australian Dollar                       6,029,008        New Zealand Dollar         5,976,184           1/25/2005       (52,824)
                                       ----------                                 -----------                         ----------
                                      $11,929,751                                 $12,005,192                         $   75,441
                                      ===========                                 ===========                         ==========

   The accompanying notes are an integral part of the financial statements.

MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON INTERNATIONAL FIXED
                                  INCOME FUND

                  SCHEDULE OF INVESTMENTS--DECEMBER 31, 2004
--------------------------------------------------------------------------------

At December 31, 2004, the Fund held the following open swap contracts:

PORTFOLIO/COUNTERPARTY                  EXPIRATION DATE                        DESCRIPTION                              VALUE
------------------------------------------------------------------------------------------------------------------------------------
840,000 USD                                 11/19/09          Agreement with Bear Stearns, dated 11/17/04
                                                               to receive the notional amount multiplied by
                                                              3.90700% and to pay the notional amount
                                                              multiplied by the 3 month LIBOR.                       $ (1,806)

650,000 USD                                 12/20/07          Agreement with Bear Stearns, dated 12/08/04
                                                              to receive 2.05% per year times the notional amount.
                                                              The Fund makes payment only upon a credit
                                                              event by Republic of Turkey, the notional amount
                                                              times the difference between the par value and the
                                                              then-market of Republic of Turkey, 11.875% due 1/15/30.    7,300

840,000 USD                                 12/20/09          Agreement with Bear Stearns, dated 11/17/04
                                                              to receive 2.84% per year times the notional amount.
                                                              The Fund makes payment only upon a credit event
                                                              by Ukraine Government, the notional amount times the
                                                              difference between the par value and the then-market
                                                              of Ukraine Government, 7.65% due 6/11/13.                 12,100

650,000 USD                                 12/20/05          Agreement with Bear Stearns, dated 12/08/04
                                                              to pay 1.05% per year times the notional amount.
                                                              The Fund receives payment only upon a credit event
                                                              by Republic of Turkey, the notional amount times the
                                                              difference between the par value and the then-market
                                                              of Republic of Turkey, 11.875% due 1/15/30.                (800)
                                                                                                                       -------
                                                              Total Swap Value                                         $16,794
                                                                                                                       =======

   The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
              STANDISH MELLON INTERNATIONAL FIXED INCOME FUND

             STATEMENT OF ASSETS AND LIABILITIES DECEMBER 31, 2004
--------------------------------------------------------------------------------

ASSETS

 Investments in securities (including securities on loan, valued at $5,048,081) (Note 7)
    Unaffiliated issuers, at value (Note1A) (cost $273,719,929)                                                   $297,574,164
    Affiliated issuers, at value (Note 1A) (cost $8,112,606) (Note 1H)                                               8,112,606
  Foreign currency, at value (cost $1,023,158)                                                                       1,072,175
  Receivable for investments sold                                                                                    3,098,658
  Receivable for Fund shares sold                                                                                      287,485
  Interest receivable                                                                                                5,243,650
  Swap contracts, at value (Note 6)                                                                                     16,794
  Unrealized appreciation on forward currency exchange contracts (Note 6)                                              593,260
  Prepaid expenses                                                                                                      32,000
                                                                                                                  ------------
    Total assets                                                                                                   316,030,792

LIABILITIES
 Collateral for securities on loan (Note 7)                                      $5,258,600
 Payable for Fund shares redeemed                                                   562,030
 Payable for investments purchased                                                1,234,747
 Unrealized depreciation on forward currency exchange contracts (Note 6)
                                                                                  4,433,924
 Payable for variation margin on open futures contracts (Note 6)                     40,780
 Distribution payable                                                             1,947,420
 Accrued accounting, custody, administration and transfer agent fees (Note 2)        47,431
 Accrued trustees' fees and expenses (Note 2)                                        19,375
 Accrued expenses and other liabilities                                              80,368
                                                                                 ----------
    Total liabilities                                                                                               13,624,675
                                                                                                                  ------------
NET ASSETS                                                                                                        $302,406,117
                                                                                                                  ============
NET ASSETS CONSIST OF:
  Paid-in capital                                                                                                 $326,855,742
  Accumulated net realized loss                                                                                   (52,267,830)
  Undistributed net investment income                                                                                7,577,775
  Net unrealized appreciation                                                                                       20,240,430
                                                                                                                  ------------
TOTAL NET ASSETS                                                                                                  $302,406,117
                                                                                                                  ============
SHARES OF BENEFICIAL INTEREST OUTSTANDING                                                                           14,164,418
                                                                                                                  ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  (Net Assets/Shares outstanding)                                                                                 $      21.35
                                                                                                                  ============

   The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                STANDISH MELLON INTERNATIONAL FIXED INCOME FUND

                             STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1B)
  Interest income (Net of $128,672 foreign tax expense and including
    securities lending income of $17,062 (Note 7))                                                                $ 14,277,141
  Interest income from affiliated investments (Note 1H)                                                                258,253
                                                                                                                  ------------
    Total investment income                                                                                         14,535,394

EXPENSES
 Investment advisory fee (Note 2)                                                          $   1,471,638
 Accounting, administration and custody fees (Note 2)                                            236,187
 Professional fees                                                                               118,160
 Registration fees                                                                                17,800
 Trustees' fees and expenses (Note 2)                                                             67,814
 Transfer agent fees--Institutional Class (Note 2)                                                 6,840
 Transfer agent fees--Service Class (Note 2)                                                       2,032
 Service Fees--Service Class (Note 2)                                                                199
 Insurance expense                                                                                19,035
 Miscellaneous                                                                                    39,237
                                                                                            ------------
    Total expenses                                                                             1,978,942
Deduct:
 Reimbursement of Fund operating expenses--Service Class (Note 2)                                 (2,032)
                                                                                            ------------
    Net expenses                                                                                                     1,976,910
                                                                                                                  ------------
      Net investment income                                                                                         12,558,484
                                                                                                                  ------------
REALIZED AND UNREALIZED GAIN (LOSS)
 Net realized gain (loss)
    Investment security transactions                                                          49,260,014
    Financial futures contracts                                                                 (118,328)
    Written options transactions                                                                (131,568)
    Foreign currency and forward foreign currency exchange contracts                         (24,591,440)
                                                                                            ------------
      Net realized gain                                                                                             24,418,678
  Change in unrealized appreciation (depreciation)
    Investment securities                                                                    (23,050,969)
    Financial futures contracts                                                                 (150,582)
    Written options transactions                                                                 299,511
    Swap contracts                                                                                16,794
    Foreign currency and forward foreign currency exchange contracts                           5,167,414
                                                                                            ------------
      Change in net unrealized appreciation (depreciation)                                                         (17,717,832)
                                                                                                                  ------------
    Net realized and unrealized gain on investments                                                                  6,700,846
                                                                                                                  ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                                                                        $ 19,259,330
                                                                                                                  ============

   The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                STANDISH MELLON INTERNATIONAL FIXED INCOME FUND

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                     FOR THE                FOR THE
                                                                                    YEAR ENDED             YEAR ENDED
                                                                                 DECEMBER 31, 2004      DECEMBER 31, 2003
                                                                                 -----------------      -----------------
INCREASE (DECREASE) IN NET ASSETS: FROM INVESTMENT OPERATIONS
  Net investment income                                                             $ 12,558,484           $ 14,790,796
  Net realized gains (loss)                                                           24,418,678             (7,210,791)
  Change in net unrealized appreciation (depreciation)                               (17,717,832)            12,057,374
                                                                                    ------------           ------------
  Net increase in net assets from investment operations                               19,259,330             19,637,379
                                                                                    ------------           ------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1E)
  From net investment income-Institutional Class                                      (9,610,131)                    --
                                                                                    ------------           ------------
  Total distributions to shareholders                                                 (9,610,131)                    --
                                                                                    ------------           ------------
FUND SHARE TRANSACTIONS (NOTE 4)
 Net proceeds from sale of shares
    Institutional Class                                                              150,741,250            244,264,085
    Service Class                                                                         25,910              1,066,887
  Value of shares issued to shareholders in reinvestment of distributions
    Institutional Class                                                                7,662,711                     --
  Redemption fees credited to capital
    Institutional Class                                                                      542                     --
  Cost of shares redeemed
    Institutional Class                                                             (235,353,049)          (258,534,627)
    Service Class                                                                        (96,133)            (3,750,467)
                                                                                    ------------           ------------
  Net decrease in net assets from Fund share transactions                            (77,018,769)           (16,954,122)
                                                                                    ------------           ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                              (67,369,570)             2,683,257
NET ASSETS
  At beginning of period                                                             369,775,687            367,092,430
                                                                                    ------------           ------------
  At end of period (including undistributed net investment income of
    $7,577,775 and distributions in excess of
         net investment income of $11,010,459)                                      $302,406,117           $369,775,687
                                                                                    ============           ============

   The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                STANDISH MELLON INTERNATIONAL FIXED INCOME FUND

                   FINANCIAL HIGHLIGHTS-INSTITUTIONAL CLASS
--------------------------------------------------------------------------------

                                                                              YEAR ENDED DECEMBER 31,
                                                            -----------------------------------------------------------
                                                              2004         2003         2002        2001(A)       2000
                                                            --------     --------    --------     --------     --------
NET ASSET VALUE, BEGINNING OF THE PERIOD                    $  21.02     $  20.04    $  19.43     $  18.97     $  21.32
                                                            --------     --------    --------     --------     --------
FROM INVESTMENT OPERATIONS:
   Net investment income(1)                                     0.75         0.66        0.75         0.76         1.12
   Net realized and unrealized gain (loss) on investments       0.27         0.32        0.46         0.01         0.84
                                                            --------     --------    --------     --------     --------
Total from investment operations                                1.02         0.98        1.21         0.77         1.96
                                                            --------     --------    --------     --------     --------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                  (0.69)          --       (0.47)       (0.31)       (4.31)
   From tax return of capital                                     --           --       (0.13)          --           --
                                                            --------     --------    --------     --------     --------
Total distributions to shareholders                            (0.69)          --       (0.60)       (0.31)       (4.31)
                                                            --------     --------    --------     --------     --------
NET ASSET VALUE, END OF YEAR                                $  21.35     $  21.02    $  20.04     $  19.43     $  18.97
                                                            ========     ========    ========     ========     ========
TOTAL RETURN                                                    4.88%        4.89%       6.44%        4.07%        9.68%
RATIOS/SUPPLEMENTAL DATA:
   Expenses (to average daily net assets)                       0.54%        0.59%       0.59%        0.56%        0.53%
   Net Investment Income (to average daily net assets)          3.43%        3.20%       3.89%        3.94%        5.21%
   Portfolio Turnover                                            170%         185%        159%         211%         240%
   Net Assets, End of Year (000's omitted)                  $302,406     $369,706    $364,460     $422,626     $454,333

-------

* The Fund has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies effective January 1, 2001 and began amortizing premium and discount on all debt securities on an effective yield basis. The effect of this change for the year ended December 31,2001 was to decrease net investment income per share by $0.007, increase net realized and unrealized gains and losses per share by $0.007 and decrease the ratio of net investment income to average net assets from 3.98% to 3.94%. Per share data and ratios/supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(1)  Calculated based on average shares outstanding.

   The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                STANDISH MELLON INTERNATIONAL FIXED INCOME FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)  SIGNIFICANT ACCOUNTING POLICIES:

     Mellon Institutional Funds Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Mellon International Fixed Income Fund (the "Fund") is a separate diversified investment series of the Trust.

     During the year ended December 31, 2004 the Fund had offered two classes of shares: Institutional Class and Service Class. On April 30, 2004 the Service Class was liquidated and closed. Expenses of the Fund, until the time when the Service Class was closed, were borne pro-rata by the holders of each class of shares, except for transfer agent fees and an account service fee of up to 0.25% of the average daily net assets of the Service Class of shares. Each class voted separately as a class only with respect to its own service plan (Service Class only) or other matters that relate only to that class. Shares of the Service Class received their pro-rata share of the net assets of the Fund (after satisfaction of any class-specific expenses) when the Service Class was liquidated.

     The objective of the Fund is to maximize total return while realizing a market level of income consistent with preserving principal and liquidity. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in fixed income securities. The Fund also invests, under normal circumstances, at least 65% of net assets in non-U.S. dollar denominated fixed income securities of foreign governments and companies located in various countries, including emerging markets.

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A. INVESTMENT SECURITY VALUATIONS

     Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are primarily traded. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by a pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships between securities that are generally recognized by institutional traders. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees.

     Short-term instruments with less than sixty-one days remaining to maturity are valued at amortized cost, which approximates market value. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized value based upon the value on such date unless the Trustees determine during such sixty-day period that amortized value does not represent fair value.

     B. SECURITIES TRANSACTIONS AND INCOME

     Securities transactions are recorded as of the trade date. Interest income is determined on the basis of coupon interest accrued, adjusted for accretion of discount or amortization of premium using the yield-to-maturity method on long-term debt securities and short-term securities of greater than sixty days to maturity. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

     C. FOREIGN CURRENCY TRANSACTIONS

     Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon current currency exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

     Section 988 of the Internal Revenue Code provides that gains or losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. For financial statement purposes, such amounts are included in net realized gains or losses.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                STANDISH MELLON INTERNATIONAL FIXED INCOME FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     D. INVESTMENT RISK

     There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

     E. DISTRIBUTIONS TO SHAREHOLDERS

     Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income will be declared and distributed quarterly. The Fund's dividends from short-term and long-term capital gains, if any, after reduction of capital losses will be declared and distributed at least annually. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for losses deferred due to wash sales, foreign currency gains and losses, post-October losses, amortization and/or accretion of premiums and discounts on certain securities and the timing of recognition of gains and losses on futures contracts.

     Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications among undistributed net investment income, accumulated net realized gain (loss) and paid in capital. Undistributed net investment income and accumulated net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

     F. EXPENSES

     The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

     G. COMMITMENTS AND CONTINGENCIES

     In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risks of loss to be remote.

     H. AFFILIATED ISSUERS

     Affiliated issuers represent issuers held in the Fund in other investment companies advised by Standish Mellon Asset Management Company LLC ("Standish Mellon"), a wholly-owned subsidiary Mellon Financial Corporation, or its affiliates.

(2)  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

     The investment advisory fee paid to Standish Mellon for overall investment advisory and administrative services, and general office facilities is paid monthly at the annual rate of 0.40% of the Fund's average daily net assets. Standish Mellon voluntarily agreed to limit the Service Class operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) for the year ended December 31, 2004, so that the Service Class annual operating expenses did not exceed the total operating expenses of the Institutional Class (net of any expense limitation) for the comparable period plus 0.25% (the maximum Service Fee). Pursuant to this agreement, for the year ended December 31, 2004, Standish Mellon reimbursed the Service Class $2,032 for class specific operating expenses.

     Effective February 23, 2004, the Fund entered into an agreement with Dreyfus Transfer, Inc., a wholly owned subsidiary of The Dreyfus Corporation, a wholly owned subsidiary of Mellon Financial Corporation and an affiliate of Standish Mellon, to provide personnel and facilities to perform transfer agency and certain shareholder services for the Fund. For these services the Fund pays Dreyfus Transfer, Inc. a fixed fee plus per account and transaction based fees, as well as, out-of-pocket expenses. Pursuant to this agreement the Fund paid $16,638 during the period ended December 31, 2004.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                STANDISH MELLON INTERNATIONAL FIXED INCOME FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     The Fund has contracted Mellon Bank, N.A. ("Mellon Bank"), a wholly owned subsidiary of Mellon Financial Corporation and an affiliate of Standish Mellon, to provide custody, fund administration and fund accounting services for the Fund. For these services the Fund pays Mellon Bank a fixed fee plus asset and transaction based fees, as well as, out-of-pocket expenses. Pursuant to this agreement the Fund paid $174,384 during the year ended December 31, 2004.

     The Fund entered into an agreement with Mellon Bank to perform certain securities lending activities and to act as the Fund's lending agent. Pursuant to this agreement Mellon Bank receives an agreed upon percentage of the net lending revenues. This compensation is a standard form of compensation received by securities lending agents with respect to non-affiliated entities. See Note 7 for further details.

     No director, officer or employee of Standish Mellon or its affiliates receives any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of Standish Mellon or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

(3)  PURCHASES AND SALES OF INVESTMENTS:

     Purchases and proceeds from sales of investments, other than short-term obligations, for the year ended December 31, 2004 were as follows:

                                          PURCHASES            SALES
                                        ------------       ------------
     U.S. Government Securities         $ 29,053,223       $ 29,662,489
                                        ============       ============

     Investments (non-U.S.
        Government Securities)          $543,530,866       $645,092,944
                                        ============       ============

(4)  SHARES OF BENEFICIAL INTEREST:

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                                              FOR THE                FOR THE
                                                                             YEAR ENDED             YEAR ENDED
INSTITUTIONAL CLASS:                                                      DECEMBER 31, 2004     DECEMBER 31, 2003
                                                                         ------------------     -----------------
Shares sold                                                                   7,131,845             11,910,779
Shares issued to shareholders in
  reinvestment of distributions                                                 359,246                     --
Shares redeemed                                                             (10,919,398)           (12,510,470)
                                                                            -----------            -----------
Net decrease                                                                 (3,428,307)              (599,691)
                                                                            ===========            ===========

                                                                              FOR THE               FOR THE
                                                                             YEAR ENDED            YEAR ENDED
SERVICE CLASS:                                                            DECEMBER 31, 2004     DECEMBER 31, 2003
                                                                         ------------------     -----------------
Shares sold                                                                       1,242                 52,864
Shares issued to shareholders in
  reinvestment of distributions                                                      --                     --
Shares redeemed                                                                 (4,616)               (182,602)
                                                                            -----------            -----------
Net decrease                                                                    (3,374)               (129,738)
                                                                            ===========            ===========

A significant portion of the Fund's shares are beneficially owned by fiduciary accounts over which Standish Mellon and its affiliates have either sole or joint investment discretion. Investment activity of these shareholders could have a material impact on the Fund.

The Fund imposes a redemption fee of 2% of the net asset value of the shares, with certain exceptions, which are redeemed or exchanged less than 90 days from the day of their purchase. The redemption fee is paid directly to the Fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading in the Fund. The fee does not apply to shares that are acquired through reinvestment of distributions. For the year ended December 31, 2004, the Fund received $542 of redemption fees.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                STANDISH MELLON INTERNATIONAL FIXED INCOME FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(5) FEDERAL TAXES:

     As a regulated investment company qualified under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year.

     The tax basis components of distributable earnings and the federal tax cost as of December 31, 2004, was as follows:

                                                              AMOUNT
                                                           ------------
                  Unrealized appreciation                  $ 23,998,155
                  Unrealized depreciation                      (148,925)
                                                           ------------
                  Net unrealized appreciation/depreciation   23,849,230
                  Undistributed ordinary income               4,002,987
                  Capital loss carry-forward                 52,478,133
                  Cost for federal income tax purposes     $281,837,540

     At December 31, 2004, the Fund, for federal income tax purposes, has capital loss carryovers of $52,478,133 which will reduce the Fund's taxable income arising from net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Such capital loss carryovers are as follows:

               CAPITAL LOSS
                CARRY OVER                EXPIRATION DATE
             -------------                ----------------
              $19,147,781                  12/31/2007
               19,786,516                  12/31/2008
                6,955,771                  12/31/2009
                6,588,065                  12/31/2010
             -------------
              $52,478,133
             -------------

     Tax character of distributions paid during the fiscal years ended December 31, 2004 and December 31, 2003, were as follows:

             Distributions paid from:       2004                   2003
                                        ------------          ------------
             Ordinary income             $9,610,131                 0

(6)  FINANCIAL INSTRUMENTS:

     In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these instruments are set forth more fully in the Fund's Prospectus and Statement of Additional Information.

     The Fund may trade the following instruments with off-balance sheet risk:

     OPTIONS

     Call and put options give the holder the right to purchase or sell a security or currency or enter into a swap arrangement on a future date at a specified price. The Fund may use options to seek to hedge against risks of market exposure and changes in securities prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. Options, both held and written by the Fund, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased options is shown in the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contract or if the counterparty does not perform under the contract's terms.

     Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Fund is exercised, the premium reduces the

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                STANDISH MELLON INTERNATIONAL FIXED INCOME FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     cost basis of the securities purchased by the Fund. The Fund, as writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

     Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by the dealers.

     The Fund had entered into option transactions during the year ended December 31, 2004. The option transactions of the Fund were as follows:

                                                                       NUMBER OF
     WRITTEN PUT CURRENCY OPTIONS TRANSACTIONS                         CONTRACTS               PREMIUMS
                                                                       ----------             ----------
        Outstanding, beginning of period                                        3             $  184,869
        Options written                                                        12                630,460
        Options expired                                                        (7)              (366,118)
        Options closed                                                         (8)              (449,211)
                                                                       ----------             ----------
        Outstanding, end of period                                              0                      0
                                                                       ==========             ==========

                                                                       NUMBER OF
        WRITTEN CALL OPTIONS TRANSACTIONS                              CONTRACTS               PREMIUMS
                                                                       ----------             ----------
        Outstanding, beginning of period                                        0                      0
        Options written                                                         2             $  148,954
        Options expired                                                        (1)               (38,338)
        Options closed                                                         (1)              (110,616)
                                                                       ----------             ----------
        Outstanding, end of period                                              0                      0
                                                                       ==========             ==========

                                                                       NUMBER OF
        WRITTEN PUT OPTIONS TRANSACTIONS                               CONTRACTS               PREMIUMS
                                                                       ----------             ----------
        Outstanding, beginning of period                                        0                      0
        Options written                                                         1             $   71,730
        Options expired                                                         0                      0
        Options closed                                                         (1)               (71,730)
                                                                       ----------             ----------
        Outstanding, end of period                                              0                      0
                                                                       ==========             ==========

     FORWARD CURRENCY EXCHANGE CONTRACTS

     The Fund may enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or upon the closing of the contract. Forward currency exchange contracts are used by the Fund primarily to protect the value of the Fund's foreign securities from adverse currency movements. Unrealized appreciation and depreciation of forward currency exchange contracts is included in the Statement of Assets and Liabilities.

     The Fund had entered into foreign currency exchange contracts during the year ended December 31, 2004. See Schedule of Investments for further details.

     FUTURES CONTRACTS

     The Fund may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to the margin requirements, the Fund deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                STANDISH MELLON INTERNATIONAL FIXED INCOME FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     Fund's exposure to the underlying instrument, while selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparties do not perform under the contract's terms. The Fund enters into financial futures transactions primarily to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

     The Fund had entered in to futures transactions during the year ended December 31, 2004. See Schedule of Investments for further details.

     SWAP AGREEMENTS

     The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into interest rate and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. The Fund may use credit default swaps to provide a measure of protection against defaults of issuers (i.e., to reduce risk where the Fund owns or has exposure to the corporate or sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular corporate or sovereign issuer's default. In connection with these agreements, cash or securities may be set aside as collateral in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral. Swaps are marked to market daily based upon quotations from market makers and change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and differences could be material. Payments received or made from credit default swaps at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Net payments of interest on interest rate swap agreements, if any, are included as part of realized gain or loss. Entering into these agreements involves, to varying degrees, elements of credit, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

     At December 31, 2004 the Fund held swap contracts. See Schedule of Investments for further details.

(7)  SECURITY LENDING:

     The Fund may lend its securities to financial institutions which the Fund deems to be creditworthy. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is allocated to the Fund on the next business day. For the duration of a loan, the Fund receives the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from the investment of the collateral. As with other extensions of credit, the Fund bears the risk of delay in recovery or even loss of rights in its securities on loan should the borrower of the securities fail financially or default on its obligations to the Fund. In the event of borrower default, the Fund generally has the right to use the collateral to offset losses incurred. The Fund may incur a loss in the event it was delayed or prevented from exercising its rights to dispose of the collateral. The Fund also bears the risk in the event that the interest and/or dividends received on invested collateral is not sufficient to meet the Fund's obligations due on the loans.

     The Fund loaned securities during the year ended December 31, 2004 resulting in security lending income of $17,062. At December 31, 2004, the Fund had securities valued at $5,048,081 on loan. See Schedule of Investments for further detail on the security positions on loan.

(8)  LINE OF CREDIT:

     The Fund, and other funds in the Trust and subtrusts in the Mellon Institutional Funds Master Portfolio Trust (the "Portfolio Trust") are parties to a committed line of credit facility, which enables each portfolio/fund to borrow, in the aggregate, up to $35 million. Interest is charged to each participating portfolio/fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. In addition, a facility fee, computed at an annual rate of .060 of 1% committed amount, is allocated ratably among the participating portfolios/funds at the end of each quarter. For the year ended December 31, 2004, a facility fee of $4,670 was allocated to the Fund.

     During the year ended December 31, 2004, the Fund had average borrowings outstanding of $1,623,857 on a total of seven days and incurred $855 of interest expense.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                STANDISH MELLON INTERNATIONAL FIXED INCOME FUND

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

     To the Trustees of Mellon Institutional Funds Investment Trust and the Shareholders of Standish Mellon International Fixed Income Fund:

     In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish Mellon International Fixed Income Fund (the "Fund") at December 31, 2004, and the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion

     PricewaterhouseCoopers LLP
     New York, NY
     February 25, 2005

TRUSTEES AND OFFICERS

The following table lists the Trust's trustees and officers; their address and date of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies; and total annual remuneration paid as of December 31, 2004. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing The Mellon Institutional Funds at P.O. Box 8585, Boston, MA 02266-8585 or calling toll free 1-800-221-4795.

INDEPENDENT TRUSTEES

                                                                                        NUMBER OF                        TRUSTEE
                                                                  PRINCIPAL           PORTFOLIOS IN       OTHER       REMUNERATION
NAME                                     TERM OF OFFICE         OCCUPATION(S)         FUND COMPLEX    DIRECTORSHIPS    (YEAR ENDED
ADDRESS, AND               POSITION(S)    AND LENGTH OF          DURING PAST           OVERSEEN BY       HELD BY      DECEMBER 31,
DATE OF BIRTH            HELD WITH TRUST   TIME SERVED             5 YEARS               TRUSTEE         TRUSTEE          2004)
------------------------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming            Trustee      Trustee since     Chairman of the Board          30             None        Fund: $6,905
c/o Decision Resources, Inc.              11/3/1986         and Chief Executive
260 Charles Street                                          Officer, Decision
Waltham, MA 02453                                           Resources, Inc.
9/30/40

Caleb Loring III             Trustee      Trustee since     Trustee, Essex Street          30             None        Fund: $7,768
c/o Essex Street Associates               11/3/1986         Associates (family
P.O. Box 181 investment trust office)
Beverly, MA 01915
11/14/43

Benjamin M. Friedman         Trustee      Trustee since     William Joseph Maier,          30             None        Fund: $6,905
c/o Harvard University                    9/13/1986         Professor of Political
Cambridge, MA 02138                                         Economy, Harvard
8/5/44                                                      University

John H. Hewitt               Trustee      Trustee since     Trustee, Mertens               30             None        Fund: $6,905
P.O. Box 2333 11/3/1986 House, Inc. (hospice)
New London, NH 03257
4/11/35

INTERESTED TRUSTEES

Patrick J. Sheppard    Trustee, President   Since 2003      Senior Vice President          30             None         Fund: $0
Mellon Institutional        and Chief                       and Chief Operating Officer,
Asset Management        Executive Officer                   Mellon Institutional
One Boston Place                                            Asset Management;
Boston, MA 02108                                            formerly Vice President
7/24/65                                                     and Chief Financial Officer,
                                                            Mellon Institutional
                                                            Asset Management

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                                                                                                                     NUMBER OF
                                                                                                                   PORTFOLIOS IN
NAME                                     TERM OF OFFICE                                                            FUND COMPLEX
ADDRESS, AND               POSITION(S)    AND LENGTH OF               PRINCIPAL OCCUPATION(S)                       OVERSEEN BY
DATE OF BIRTH            HELD WITH TRUST   TIME SERVED                  DURING PAST 5 YEARS                           TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Barbara A. McCann        Vice President   Since 2003            Senior Vice President and Head of Operations            30
Mellon Institutional      and Secretary                         Mellon Institutional Asset Management, formerly
Asset Management                                                First Vice President, Mellon Institutional Asset
One Boston Place                                                Management and Mellon Global Investments
Boston, MA 02108
2/20/61

Steven M. Anderson       Vice President   Vice President        Vice President and Mutual Funds Controller,             30
Mellon Institutional      and Treasurer   since 1999;           Mellon Institutional Asset Management
Asset Management                          Treasurer             Institutional Asset
One Boston Place                          since 2002
Boston, MA 02108
7/14/65

Denise B. Kneeland       Assistant Vice   Since 1996            Vice President and Manager, Mutual Funds Operations,    30
Mellon Institutional        President                           Mellon Institutional Asset Management
Asset Management
One Boston Place
Boston, MA 02108
8/19/51

Cara E. Hultgren         Assistant Vice   Since 2001            Assistant Vice President and Manager,                   30
Mellon Institutional        President                           Shareholder Services, Mellon Institutional
Asset Management                                                Asset Management since 2001;
One Boston Place                                                Shareholder Representative,
Boston, MA 02108                                                Standish Mellon Asset Management
1/19/71

Jan F. Jumet                  Chief       Since 2004            Senior Vice President and Chief Compliance Officer      30
Standish Mellon Assest     Compliance                           for Standish Mellon Asset Management Company LLC;
Management Company LLC       Officer                            formerly Director of Compliance and Administration
One Boston Place                                                and Chief Administration Officer for Standish Mellon
Boston, MA 02108                                                Asset Management Company LLC, Senior
8/9/66                                                          Vice President and Chief Administration Officer
                                                                for Mellon Bond Associates, LLP, and
                                                                First Vice President and Senior Sales Associate
                                                                for Mellon Institutional Asset Management

One Boston Place
Boston, MA 02108-4408
800.221.4795
www.melloninstitutionalfunds.com

                                                                      0931AR1204

[LOGO] Mellon
       --------------------------
       Mellon Institutional Funds


ANNUAL REPORT                      STANDISH MELLON
                                   SHORT-TERM ASSET RESERVE FUND
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2004

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Commencing with the fiscal quarter ending September 30, 2004, the Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The Fund' s Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

To view the Fund' s proxy voting guidelines and proxy voting record for the 12-month period ended June 30, 2004, visit the SEC' s web site at http:
//www.sec.gov. You may also call 1-800-221-4795 to request a free copy of the proxy voting guidelines.

[LOGO] Mellon
       --------------------------
       Mellon Institutional Funds

February 28, 2005

Dear Mellon Institutional Fund Shareholder:

Enclosed you will find your Fund's annual report for the fiscal year ended December 31, 2004.

The year was largely positive for the financial markets, as the economic expansion continued. However, as the year progressed, anticipated GDP growth diminished in line with typical expectations at this point in the economic cycle.

The S&P 500 entered 2004 with a sharp climb, fueled to a large degree by above-trend GDP growth: 4.4% in the fourth quarter of 2003 and 5.0% in the first quarter of the year, driven by a potent mix of tax cuts, monetary policy and government spending. But the momentum stalled, as the market dealt with the prospect of inflation and a new tightening cycle by the Federal Reserve, the uncertainties of a tight presidential campaign, and the ever-present threats posed by terrorism. The equity markets greeted the reelection of President Bush with optimism, as the S&P 500 surged past 1200 in the closing weeks of the year to its' 2004 peak.

In the bond market, the year started with much speculation about when and how the Fed would end one of the longest stretches of easy monetary policy on record, which had driven rates to historical lows. In the fall of 2003, the prospect of deflation was still a factor in the Fed's deliberations and was its stated rationale for maintaining an accommodative stance. In the first quarter, however, the Fed began to refer to a "measured pace" of tightening. The market reacted by switching gears dramatically, sending the 10-year U.S. Treasury note from 3.7% on March 16 to 4.9% on June 14. Since then, as the economic outlook softened, with relatively tame inflation, yields have settled back to about 4%, roughly the same as a year ago.

Looking ahead, it is clear that there are some causes for concern. Consumers are weighted with debt and potentially vulnerable in a rising rate environment. Companies are hoarding cash and are being deliberate in boosting employment and spending on plant and equipment. The stimulus of monetary policy, tax cuts and government spending is waning. Nevertheless, business activity has some significant momentum, which should carry over into 2005, with reasonable profit growth and modest inflation. Finally, the president's ambitious plans to privatize Social Security, reform health care, and revise the tax code could potentially have major fiscal implications that the market will be watching carefully.

Thank you for your business and confidence in Mellon Institutional Funds. Please feel free to contact us with questions or comments.

Sincerely,

/s/ Patrick J. Sheppard


                  One Boston Place  *  Boston, MA 02108-4402

                        A MELLON ASSET MANAGEMENT COMPANY

                   MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                 STANDISH MELLON SHORT-TERM ASSET RESERVE FUND

                       MANAGEMENT DISCUSSION AND ANALYSIS
--------------------------------------------------------------------------------

Economic activity maintained a healthy pace in 2004. The employment picture improved with monthly job gains averaging approximately 185,000. Investment spending and capacity utilization picked up and despite higher interest rates, the housing market and consumer spending kept pace. Amid rising oil prices and a weaker dollar, the Federal Reserve maintained a tame inflation outlook. Bond market volatility was low as the Fed hiked interest rates in a predictable and steady fashion from 1% to 2.25% by the end of the year. The unusual aspect of this tightening cycle has been the decline in 10- and 30-year yields as short rates have risen. So while the yield curve has flattened similarly to previous cycles, long-term interest rates have moved to lower levels than expected. To a large degree, the massive foreign purchases of U.S. Treasuries have kept long-term interest rates lower than anticipated during a period of tighter monetary policy.

Over the past year, broad sectors outperformed Treasuries with particularly strong excess returns from investment grade corporate bonds. Spread sectors, especially mortgages, benefited from declining interest rate volatility. The credit sector fared well amid steady economic activity. Treasury inflation-protected securities (TIPS) outperformed nominal Treasuries as both actual and expected levels of inflation rose.

The prospects for economic growth in 2005 are good. We expect reasonably strong economic data will support continued rate hikes by the Fed. Under tighter monetary conditions, we anticipate upward pressure on interest rates and a flatter yield curve. With today's low volatility environment and narrow yield spreads, many sectors appear overvalued.

Performance of the fund was negatively impacted by the increase in short-term interest rates throughout the year. Performance for the fund was .75% for the year versus the iMoneyNet benchmark of .78%. Although long-term interest rates ended the year near where they began, short-term interest rates rose 125 basis points, in line with the Fed's actions. The strategic duration target for the fund is at approximately 1 year and the fund is marked to market. This combination of a longer duration and mark-to-market accounting translates into a performance disadvantage compared to a money market fund benchmark, which has a much shorter duration and constant $1.00 NAV accounting. These negative factors were partially offset by the long-term advantages of fund. By having a longer strategic duration, the fund is able to move out on a normally positively sloped yield curve. In addition, the fund is able to invest in a broader and better yielding set of investments than those normally available to a money market fund. As a result, performance for the fund for the year was only slightly below its money market fund benchmark.

/s/ Laurie Carroll                        /s/ Johnson Moore

                   MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
              STANDISH MELLON SHORT-TERM ASSET RESERVE (STAR) FUND

             COMPARISON OF CHANGE IN VALUE OF $100,000 INVESTMENT IN
              STANDISH MELLON STAR FUND AND IMONEYNET FUND AVERAGE
--------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
                          (FOR PERIOD ENDED 12/31/2004)
--------------------------------------------------------------------------------

                                                                                                        Since
                                                                                                      Inception
   1 Year                  3 Year                   5 Year                   10 Year                 01/03/1989
-------------------------------------------------------------------------------------------------------------------------
    .75%                    1.78%                    3.66%                    4.80%                     5.45%

AVERAGE ANNUAL TOTAL RETURNS REFLECT THE CHANGE IN THE VALUE OF AN INVESTMENT, ASSUMING REINVESTMENT OF THE FUND'S DIVIDEND INCOME AND CAPITAL GAINS. THE $100,000 LINE GRAPH AND THE FUND'S RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. DURING PERIODS OF REIMBURSEMENT BY THE FUND'S INVESTMENT ADVISER (IF APPLICABLE), THE FUND'S TOTAL RETURN WILL BE GREATER THAN IT WOULD BE HAD THE REIMBURSEMENT NOT OCCURRED. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

                   MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                  STANDISH MELLON SHORT-TERM ASSET RESERVE FUND

                           SHAREHOLDER EXPENSE EXAMPLE
--------------------------------------------------------------------------------

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000.00=8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                                  EXPENSES PAID
                                              BEGINNING                    ENDING                 DURING PERIOD+
                                            ACCOUNT VALUE              ACCOUNT VALUE             JULY 1, 2004 TO
                                            JULY 1, 2004             DECEMBER 31, 2004          DECEMBER 31, 2004
---------------------------------------------------------------------------------------------------------------------
Actual                                        $1,000.00                  $1,006.60                    $2.27
Hypothetical (5% return
  per year before expenses)                   $1,000.00                  $1,022.87                    $2.29

-------

+ EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.45%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/366 (TO REFLECT THE ONE-HALF YEAR PERIOD).THE EXAMPLE REFLECTS THE COMBINED EXPENSES OF THE FUND AND THE MASTER PORTFOLIO IN WHICH IT INVESTS ALL ITS ASSETS.

                   MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                  STANDISH MELLON SHORT-TERM ASSET RESERVE FUND

            PORTFOLIO INFORMATION AS OF DECEMBER 31, 2004 (UNAUDITED)
--------------------------------------------------------------------------------

        SUMMARY OF COMBINED RATINGS
        --------------------------------------------
                                      PERCENTAGE OF
        QUALITY BREAKDOWN              INVESTMENTS
        --------------------------------------------
        Treasury/Agency                    6.5%
        AAA                               30.5
        AA                                11.2
        A                                 46.3
        BBB                                4.4
        Cash & Equivalents                 1.1
                                         -----
               TOTAL                     100.0%

        Based on ratings from Standard & Poor's and/or Moody's Investors Services. If a security receives split (different) ratings from multiple rating organizations, the Fund treats the security as being rated in the higer rating category.

                                                                                                     PERCENTAGE OF
         TOP TEN HOLDINGS*                                          RATE             MATURITY         NET ASSETS
        ----------------------------------------------------------------------------------------------------------
        American Express Master Trust 2002-1 A                      2.473            12/15/2005          4.1%
        Mound Financing PLC 3A A1-1 144A                            2.350              2/8/2008          3.7
        Morgan Stanley Dean Witter                                  7.750             6/15/2005          3.0
        Diageo Capital PLC                                          6.125             8/15/2005          3.0
        CS First Boston (USA), Inc. Notes MTN                       2.790             6/19/2006          3.0
        Citigroup Global Markets Holdings, Inc.                     2.578              6/6/2006          3.0
        Washington Mutual, Inc.                                     2.450             11/3/2005          3.0
        Gracechurch Card Funding PLC 4 A                            2.453             6/15/2008          3.0
        Bear Stearns Co., Inc. MTN                                  2.633             9/15/2006          3.0
        Toyota Auto Receivables Owner Trust 2003-B A3               2.433             8/15/2007          3.0
                                                                                                       ------
                                                                                                        31.8%

        * Excluding short-term investments and investment of cash collateral.

                                         PERCENTAGE OF
        ECONOMIC SECTOR ALLOCATION        INVESTMENTS
        --------------------------------------------
        Treasury/Agency                        6.5%
        Credit                                23.9
        Floating rate credit                  38.6
        Asset-Backed                           8.7
        Floating rate asset-backed            21.2
        Cash & equivalents                     1.1
                                             -----
                                             100.0%

        The Portfolio is actively managed. Current holdings may be different than those presented above.

                   MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                 STANDISH MELLON SHORT-TERM ASSET RESERVE FUND

              STATEMENT OF ASSETS AND LIABILITIES DECEMBER 31, 2004
--------------------------------------------------------------------------------

ASSETS
  Investment in Standish Mellon Short-Term Asset Reserve Portfolio
    ("Portfolio"), at value (Note 1A)                                                                              $67,266,628
  Receivable for Fund shares sold                                                                                          650
  Prepaid expenses                                                                                                      24,245
                                                                                                                   -----------
    Total assets                                                                                                    67,291,523

LIABILITIES

 Payable for Fund shares redeemed                   $       750
 Distributions payable                                   42,459
 Accrued transfer agent fees (Note 2)                     7,839
 Accrued Trustees' fees and expenses                        510
 Accrued expenses and other liabilities                  10,340
                                                    -----------

    Total liabilities                                                                                                   61,898
                                                                                                                   -----------
NET ASSETS                                                                                                         $67,229,625
                                                                                                                   ===========
NET ASSETS CONSIST OF:

  Paid-in capital                                                                                                  $69,842,343
  Accumulated net realized loss                                                                                     (2,428,981)
  Undistributed net investment income                                                                                    1,458
  Net unrealized depreciation                                                                                         (185,195)
                                                                                                                   -----------
TOTAL NET ASSETS                                                                                                   $67,229,625
                                                                                                                   ===========
SHARES OF BENEFICIAL INTEREST OUTSTANDING                                                                            3,480,171
                                                                                                                   ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  (Net Assets/Shares outstanding)                                                                                  $     19.32
                                                                                                                   ===========

   The accompanying notes are an integral part of the financial statements.

                   MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                  STANDISH MELLON SHORT-TERM ASSET RESERVE FUND

          STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1B)

  Investment income allocated from Portfolio                                                        $1,714,379
  Expenses allocated from Portfolio                                                                   (400,334)
                                                                                                    ----------
    Net investment income allocated from Portfolio                                                   1,314,045

EXPENSES
 Transfer agent fees (Note 2)                       $    16,909
 Registration fees                                       27,245
 Professional fees                                       24,491
 Trustees' fees and expenses (Note 2)                     2,010
 Insurance expense                                        1,362
 Shareholder reports                                      8,612
 Analytical Services Fees                                 4,998
 Miscellaneous                                            3,735
                                                     ----------
    Total expenses                                       89,362
  Deduct:
    Reimbursement of Fund operating expenses
      (Note 2)                                          (55,494)
                                                     ----------
      Total expenses                                                                                    33,868
                                                                                                    ----------
        Net investment income                                                                        1,280,177
                                                                                                    ----------
REALIZED AND UNREALIZED GAIN (LOSS) Net realized gain (loss) allocated from
 Portfolio on:
    Investment transactions and futures transactions (63,934) Change in unrealized appreciation (depreciation) allocated from Portfolio on:
    Investments and futures                                                                           (423,401)
                                                                                                    ----------
  Net realized and unrealized loss on investments                                                    (487,335)
                                                                                                    ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                                                          $  792,842
                                                                                                    ==========

   The accompanying notes are an integral part of the financial statements.

                   MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                 STANDISH MELLON SHORT-TERM ASSET RESERVE FUND

                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                       FOR THE                FOR THE
                                                                                      YEAR ENDED             YEAR ENDED
                                                                                   DECEMBER 31, 2004      DECEMBER 31, 2003
                                                                                   -----------------      -----------------
INCREASE (DECREASE) IN NET ASSETS: FROM INVESTMENT OPERATIONS
  Net investment income                                                            $   1,280,177           $  2,842,200
  Net realized gains (losses)                                                            (63,934)               509,269
  Change in net unrealized appreciation (depreciation)                                  (423,401)              (754,524)
                                                                                   -------------           ------------
  Net increase in net assets from investment operations                                  792,842              2,596,945
                                                                                   -------------           ------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1C)
  From net investment income                                                          (1,475,658)            (3,213,940)
                                                                                   -------------           ------------
  Total distributions to shareholders                                                 (1,475,658)            (3,213,940)
                                                                                   -------------           ------------
FUND SHARE (PRINCIPAL) TRANSACTIONS (NOTE 4)
  Net proceeds from sale of shares                                                    62,046,776            153,359,955
  Value of shares issued to shareholders
   in reinvestment of distributions declared                                           1,074,063              2,836,562
  Cost of shares redeemed                                                           (137,044,992)          (160,362,595)
                                                                                   -------------           ------------
  Net increase in net assets from Fund share transactions                            (73,924,153)            (4,166,078)
                                                                                   -------------           ------------
TOTAL DECREASE IN NET ASSETS                                                         (74,606,969)            (4,783,073)
NET ASSETS
  At beginning of year                                                               141,836,594            146,619,667
                                                                                   -------------           ------------
  At end of year (including undistributed net investment income of
    $1,458 and distributions in excess of net investment income of $33,067)        $  67,229,625           $141,836,594
                                                                                   =============           ============

   The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                 STANDISH MELLON SHORT-TERM ASSET RESERVE FUND

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                               YEAR ENDED DECEMBER 31,
                                                            -----------------------------------------------------------
                                                              2004        2003         2002         2001          2000
                                                            -------     --------     --------     --------     --------
NET ASSET VALUE, BEGINNING OF THE YEAR                      $ 19.48     $  19.55     $  19.55     $  19.36     $  19.23
                                                            -------     --------     --------     --------     --------
FROM INVESTMENT OPERATIONS:
   Net investment income(* (1))                                0.27         0.31         0.58         0.95         1.15
   Net realized and unrealized gain (loss) on investments     (0.12)       (0.04)        0.03         0.21         0.13
                                                            -------     --------     --------     --------     --------
Total from investment operations                               0.15         0.27         0.61         1.16         1.28
                                                            -------     --------     --------     --------     --------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                 (0.31)       (0.34)       (0.61)       (0.97)       (1.15)
                                                            -------     --------     --------     --------     --------
   Total distributions to shareholders                        (0.31)       (0.34)       (0.61)       (0.97)       (1.15)
                                                            -------     --------     --------     --------     --------
NET ASSET VALUE, END OF YEAR                                $ 19.32     $  19.48     $  19.55     $  19.55     $  19.36
                                                            =======     ========     ========     ========     ========
TOTAL RETURN((+))                                              0.75%        1.48%        3.14%        6.14%        6.94%
RATIOS/SUPPLEMENTAL DATA:
   Expenses (to average daily net assets)(*(2))                0.45%        0.36%        0.36%        0.36%        0.36%
   Net Investment Income (to average daily net assets)(*)      1.33%        1.60%        2.99%        4.89%        6.07%
   Net Assets, End of Year (000's omitted)                  $67,230     $141,837     $146,620     $133,939     $183,858

-------
* For the periods indicated, the investment adviser voluntarily agreed not to impose all or a portion of its investment advisory fee charged to the Portfolio and/ or reimbursed the Fund for a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios would have been:

   Net investment income per share (1)                      $  0.25     $   0.30     $   0.56     $   0.94     $   1.15
   Ratios (to average daily net assets):
      Expenses (2)                                             0.51%        0.43%        0.46%        0.41%        0.38%
      Net investment income                                    1.27%        1.53%        2.89%        4.84%        6.05%


(a) Through its investment in the Portfolio, the Fund has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies effective January 1, 2001 and began amortizing premium and discount on all debt securities on an effective yield basis. The effect of this change for the year ended December 31, 2001 was to increase net investment income per share by $0.001, decrease net realized and unrealized gains and losses per share by $0.001 and increase the ratio of net investment income to average net assets by less than 0.01%. Per share data and ratios/supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(1)  Calculated based on average shares outstanding.
(2) Includes the Fund's share of the Standish Mellon Short-Term Asset Reserve Portfolio's Allocated expenses.
+    Total return would have been lower in the absence of expense waivers.

   The accompanying notes are an integral part of the financial statements.

                   MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                  STANDISH MELLON SHORT-TERM ASSET RESERVE FUND

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)  SIGNIFICANT ACCOUNTING POLICIES:

     Mellon Institutional Funds Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Mellon Short-Term Asset Reserve Fund (the "Fund") is a separate diversified investment series of the Trust.

     The objective of the Fund is to achieve a high level of current income consistent with preserving principal and liquidity. The Fund seeks to achieve its objective by investing all of its investable assets in an interest of the Standish Mellon Short-Term Asset Reserve Portfolio (the "Portfolio"), a subtrust of Mellon Institutional Funds Master Portfolio (the "Portfolio Trust"), which is organized as a New York trust and which has the same investment objective as the Fund. The Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in dollar-denominated money market instruments, short-term fixed income securities and asset-backed securities of U.S. and foreign governments, banks and companies. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 100% at December 31, 2004). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A. INVESTMENT SECURITY VALUATIONS

     The Fund records its investment in the Portfolio at value. The method by which the Portfolio values its securities is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

     B. SECURITIES TRANSACTIONS AND INCOME

     Securities transactions of the Portfolio are recorded as of the trade date. Currently, the Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America. All realized and unrealized gains and losses of the Portfolio are allocated pro rata among the investors in the Portfolio.

     C. DISTRIBUTIONS TO SHAREHOLDERS

     Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income will be declared daily and distributed monthly. The Fund's dividends from short-term and long-term capital gains, if any, after reduction of capital losses will be declared and distributed at least annually. In determining the amounts of its dividends, the Fund will take into account its share of the income, gains or losses, expenses, and any other tax items of the Portfolio. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless a shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for capital loss carryforwards and amortization and/or accretion of premiums and discounts on certain securities.

     Permanent book and tax basis differences will result in reclassifications to undistributed net investment income, accumulated net realized gain
     (loss) and paid in capital. Undistributed net investment income and accumulated net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

     D. EXPENSES

     The majority of expenses of the Trust or Portfolio Trust are directly identifiable to an individual fund or portfolio. Expenses which are not readily identifiable to a specific fund or portfolio are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds or portfolios.

                   MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                  STANDISH MELLON SHORT-TERM ASSET RESERVE FUND

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     E. COMMITMENTS AND CONTINGENCIES

     In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risks of loss to be remote.

(2)  INVESTMENT ADVISORY FEE AND TRANSACTIONS WITH AFFILIATES:

     The Fund does not directly pay any investment advisory fees, but indirectly bears its pro rata share of the compensation paid by the Portfolio to Standish Mellon Asset Management Company LLC ("Standish Mellon"), a wholly-owned subsidiary Mellon Financial Corporation, for such services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Standish Mellon voluntarily agreed to limit the total operating expenses of the Fund and its pro rata share of the Portfolio expenses (excluding brokerage commissions, taxes and extraordinary expenses) to 0.45% of the Fund's average daily net assets for the year ended December 31,2004. Pursuant to these agreements, for the year ended December 31, 2004, Standish Mellon voluntarily reimbursed the Fund for $55,494 of its operating expenses. This agreement is voluntary and temporary and may be discontinued or revised by Standish Mellon at any time.

     Effective February 23, 2004, the Fund entered into an agreement with Dreyfus Transfer, Inc., a wholly owned subsidiary of The Dreyfus Corporation, a wholly owned subsidiary of Mellon Financial Corporation and an affiliate of Standish Mellon, to provide personnel and facilities to perform transfer agency and certain shareholder services for the Fund. For these services the Fund pays Dreyfus Transfer, Inc. a fixed fee plus per account and transaction based fees as well as out-of-pocket expenses. Pursuant to this agreement the Fund paid $6,756 during the period ended December 31, 2004.

     No director, officer or employee of Standish Mellon or its affiliates receives any compensation from the Trust or the Portfolio for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of Standish Mellon or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Portfolio Trust pays the legal fees for the independent counsel of the Trustees.

(3)  INVESTMENT TRANSACTIONS:

     Increases and decreases in the Fund's investment in the Portfolio for the year ended December 31, 2004, aggregated $63,157,972 and $138,574,542, respectively.

(4)  SHARES OF BENEFICIAL INTEREST:

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                    FOR THE             FOR THE
                                                  YEAR ENDED           YEAR ENDED
                                              DECEMBER 31, 2004     DECEMBER 31, 2003
                                             ------------------     -----------------
     Shares sold                                 3,186,297               7,856,671
     Shares issued to shareholders in payment
     of distributions declared                      55,316                 145,331
     Shares redeemed                            (7,042,292)             (8,221,254)
                                                ----------              ----------
     Net decrease                               (3,800,679)               (219,252)
                                                ==========              ==========

     At December 31, 2004, one shareholder of record held approximately 14% of the total outstanding shares of the Fund. Investment activity of this shareholder could have a material impact on the Fund.

                   MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                  STANDISH MELLON SHORT-TERM ASSET RESERVE FUND

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(5)  FEDERAL TAXES:

     As a regulated investment company qualified under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year.

     As of December 31, 2004 and December 31, 2003, the components of distributable earnings on a tax basis were as follows:

                                                       2004
                                                    ------------
                 Undistributed ordinary income      $     1,458
                 Capital loss carry forward          (2,356,373)

     At December 31, 2004, the Fund, for federal income tax purposes, has capital loss carryovers of $2,356,373 which will reduce the Fund's taxable income arising from net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Such capital loss carryovers are as follows:

               CAPITAL LOSS
                CARRY OVER                EXPIRATION DATE
              ------------                ----------------
               $  381,998                  12/31/2005
                   80,787                  12/31/2006
                  848,377                  12/31/2007
                  816,280                  12/31/2008
                  228,931                  12/31/2012
               ----------
               $2,356,373
               ==========

     Tax character of distributions paid during the fiscal year ended December 31, 2004 and December 31, 2003 were as follows:

                                    2004                           2003
                                ------------                   ------------
 Ordinary income                 $1,475,658                     $3,213,940

     See corresponding master portfolio for tax basis unrealized appreciation/(depreciation) information.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                 STANDISH MELLON SHORT-TERM ASSET RESERVE FUND

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

     To the Trustees of Mellon Institutional Funds Investment Trust and the Shareholders of Standish Mellon Short-Term Asset Reserve Fund:

     In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish Mellon Short-Term Asset Reserve Fund (the "Fund") at December 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included agreement of the amount of the investment in the Portfolio at December 31, 2004 to the Portfolio's records, provide a reasonable basis for our opinion.

     PricewaterhouseCoopers LLP
     New York, NY
     February 25, 2005

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
              STANDISH MELLON SHORT-TERM ASSET RESERVE PORTFOLIO

                  SCHEDULE OF INVESTMENTS--DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                                                  EXPECTED
                                                                                  MATURITY                     PAR         VALUE
SECURITY                                                                RATE     (UNAUDITED)   MATURITY        VALUE      (NOTE 1A)
------------------------------------------------------------------------------------------------------------------------------------

BONDS AND NOTES--98.2%

ASSET BACKED--25.6%
American Express Master Trust 2002-1 A(a)                                2.473%   1/18/2005  12/15/2005  $  2,735,000  $ 2,735,165
Chase Funding Mortgage Loan Asset Backed 2003-3 2A2(a)                   2.688    5/25/2005   4/25/2033     1,327,746    1,331,774
Chase Manhattan Auto Owner Trust 2002-B A3                               3.580    1/15/2005   5/15/2006        19,172       19,175
Chase Manhattan Auto Owner Trust 2003-B A4                               2.570    7/15/2008   2/16/2010     1,000,000      982,345
Citibank Credit Card Issuance Trust 2004-A1 A1                           2.550    1/20/2007   1/20/2009     1,250,000    1,228,729
Discover Card Master Trust I 2000-5 A(a)                                 2.583    5/16/2005  11/15/2007       725,000      725,491
GE Dealer Floorplan Master Note Trust 2004-1(a)                          2.460    7/20/2006   7/20/2008       400,000      400,046
Gracechurch Card Funding PLC 4 (a)                                       2.453    6/15/2006   6/15/2008     2,000,000    2,001,448
GS Auto Loan Trust 2004-1 A4                                             2.650    3/15/2008   5/16/2011       315,000      308,916
Honda Auto Receivables Owner Trust 2002-4 A4                             2.700    4/15/2007   3/17/2008       600,000      596,553
Lehman Brothers Commercial Mortgage Trust 2004-LLFA A1(a)                2.533    1/16/2007  10/15/2017       399,629      400,112
M & I Auto Loan Trust 2003-1 A4                                          2.970   12/20/2007   4/20/2009       700,000      692,728
Option One Mortgage Loan Trust 2004-1(a)                                 2.708    7/25/2018   1/25/2034       266,308      266,433
Option One Mortgage Loan Trust 2004-3 A2 (a)                             2.568    5/25/2006  11/25/2034       397,210      397,217
Residential Asset Securities Corp. 1998 KS3 A16(a)                       2.918    3/26/2012  10/25/2029       477,304      479,567
SLM Student Loan Trust 2004-9 A2 (a)                                     2.000    1/25/2011   1/25/2009     1,000,000      999,531
Toyota Auto Receivables Owner Trust 2003-B A3(a)                         2.433    6/15/2006   8/15/2007     2,000,000    2,000,456
Wachovia Auto Owner Trust 2004-B A4                                      3.440    9/20/2008   3/21/2011       400,000      396,070
Washington Mutual 2003-AR4                                               3.551    8/25/2005   5/25/2033       244,365      244,051
World Financial Network Credit Card 2004-B A                             2.503    9/15/2006   7/15/2010     1,000,000    1,000,161
                                                                                                                       -----------
Total Asset Backed (Cost $17,243,011)                                                                                   17,205,968
                                                                                                                       -----------
COLLATERALIZED MORTGAGE OBLIGATIONS--5.9%
Mound Financing PLC 3A A1-1 144A(a)                                      2.350     2/8/2006    2/8/2008     2,500,000    2,501,050
Permanent Financing PLC 3A(a)                                            2.585   12/12/2005   6/10/2007     1,490,000    1,491,295
                                                                                                                       -----------
Total Collateralized Mortgage Obligations (Cost $3,990,000)                                                              3,992,345
                                                                                                                       -----------
CORPORATE--59.3%
BANKING--13.6%
Citigroup Global Markets Holdings, Inc.                                  2.578                 6/6/2006     2,000,000    2,003,754
HSBC Bank USA                                                            2.590                9/21/2007     1,500,000    1,500,636
National City Bank Of Indiana                                            2.375                8/15/2006       700,000      689,600
National City Bank of Indiana (a)                                        2.580                9/16/2005       440,000      440,334
US Bancorp Notes MTN                                                     2.625                3/15/2006       500,000      495,691
Wachovia Corp.                                                           2.503                7/20/2007     1,000,000      999,714
Washington Mutual, Inc.(a)                                               2.450                11/3/2005     2,000,000    2,003,270
Zions Bancorporation                                                     2.700                 5/1/2006     1,000,000      991,457
                                                                                                                       -----------
                                                                                                                         9,124,456
                                                                                                                       -----------
BROKERAGES--14.2%
Bear Stearns Co., Inc. MTN(a)                                            2.633                9/15/2006     2,000,000    2,001,118
CS First Boston (USA), Inc. Notes MTN(a)                                 2.790                6/19/2006     2,000,000    2,007,050
JP Morgan Chase & Co.                                                    2.600               12/12/2006       850,000      851,894
Merrill Lynch & Co.(*)                                                   2.460                 2/6/2009     1,000,000      999,972
Morgan Stanley                                                           5.800                 4/1/2007       935,000      980,229
Morgan Stanley Dean Witter                                               7.750                6/15/2005     2,000,000    2,043,650
Morgan Stanley Dean Witter Senior Notes(a)                               2.610                1/31/2006       620,000      622,500
                                                                                                                       -----------
                                                                                                                         9,506,413
                                                                                                                       -----------
COMMUNICATIONS--3.0%
Verizon Wireless Capital 144A                                            2.415                5/23/2005     1,000,000      999,733
Viacom, Inc.                                                             5.625                 5/1/2007     1,000,000    1,045,501
                                                                                                                       -----------
                                                                                                                         2,045,234
                                                                                                                       -----------

   The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
              STANDISH MELLON SHORT-TERM ASSET RESERVE PORTFOLIO

                  SCHEDULE OF INVESTMENTS--DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                                                  EXPECTED
                                                                                  MATURITY                     PAR         VALUE
SECURITY                                                                RATE     (UNAUDITED)   MATURITY       VALUE      (NOTE 1A)
------------------------------------------------------------------------------------------------------------------------------------
CONSUMER NONCYCLICAL--8.2%
Coca-Cola Enterprises                                                   2.500%                9/15/2006   $ 1,559,000  $ 1,536,649
Diageo Capital PLC                                                       6.125                8/15/2005     2,000,000    2,039,292
General Mills, Inc.                                                      2.625               10/24/2006     2,000,000    1,965,994
                                                                                                                       -----------
                                                                                                                         5,541,935
                                                                                                                       -----------
FINANCIAL--11.1%
CIT Group, Inc.(a)                                                       2.730                6/19/2006       500,000      501,094
CIT Group, Inc. Senior Notes(a)                                          2.921                9/22/2006     1,550,000    1,556,774
Countrywide Home Loans, Inc                                              2.450                2/17/2006       700,000      699,817
Credit Agricole Indosuez(a)                                              2.308                2/28/2005     2,000,000    2,000,000
Genworth Financial, Inc.(*)                                              2.640                6/15/2007     1,000,000      998,813
John Deere Capital Corp.                                                 2.570                3/16/2006       500,000      500,313
SLM Corp. Notes MTN(a)                                                   2.300                1/13/2006       700,000      701,271
Textron Financial Corp. MTN                                              2.690                10/3/2006       500,000      492,910
                                                                                                                       -----------
                                                                                                                         7,450,992
                                                                                                                       -----------
HEALTH CARE--1.0%

Unitedhealth Group, Inc.                                                 3.375                8/15/2007       700,000      694,635
                                                                                                                       -----------
INSURANCE--5.2%
Allstate Corp. Senior Notes                                              7.875                 5/1/2005     1,500,000    1,523,972
Met Life Global Funding I 144A(a)                                        2.101                10/5/2007     1,000,000      999,588
Nationwide Life Global Fund 144A(a)                                      2.590                9/28/2007     1,000,000      999,660
                                                                                                                       -----------
                                                                                                                         3,523,220
                                                                                                                       -----------

TECHNOLOGY--1.5%
First Data Corp.                                                         4.700                11/1/2006     1,000,000    1,022,351
                                                                                                                       -----------
PUBLIC UTILITY--1.5%
Alabama Power Co.                                                        2.571                8/25/2009     1,000,000      999,922
                                                                                                                       -----------
Total Corporate (Cost $39,989,144)                                                                                      39,909,158
                                                                                                                       -----------
YANKEE BONDS--2.2%
HBOS Treasury Services PLC 144A (Cost $1,500,000)                        2.140                1/12/2007     1,500,000    1,502,478
                                                                                                                       -----------
U.S. GOVERNMENT AGENCY--5.2% GOVERNMENT BACKED--3.6%
FNMA                                                                     4.500    3/25/2008   5/25/2012       750,000      760,133
FHLMC                                                                    5.000    7/15/2007   6/15/2016       650,000      662,290
FHLMC                                                                    4.500   12/15/2007   1/15/2019       494,985      499,833
FHLMC                                                                    5.000    6/15/2009   1/15/2023       465,000      476,277
                                                                                                                       -----------
Total Government Backed (Cost $2,409,510)                                                                                2,398,533
                                                                                                                       -----------
PASS THRU SECURITIES--1.6%
FHLMC                                                                    2.614    9/15/2007   7/15/2011       628,634      621,484
FHLMC                                                                    5.500    9/15/2007  10/15/2018       425,000      435,524
                                                                                                                       -----------
Total Pass Thru Securities (Cost $1,065,223)                                                                             1,057,008
                                                                                                                       -----------
Total U.S. Government Agency (Cost $3,474,733)                                                                           3,455,541
                                                                                                                       -----------
TOTAL BONDS AND NOTES (COST $66,196,888)                                                                                66,065,490
                                                                                                                       -----------

   The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
              STANDISH MELLON SHORT-TERM ASSET RESERVE PORTFOLIO

                  SCHEDULE OF INVESTMENTS--DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                                                                              PAR          VALUE
SECURITY DESCRIPTION                                                                RATE      MATURITY       VALUE       (NOTE 1A)
------------------------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--5.0%
COMMERCIAL PAPER--2.1%
Market Street Fund++                                                                   2.230%    1/3/2005   $  400,000 $    400,00
Starbird Funding Corp.++                                                               2.220     1/3/2005    1,000,000   1,000,000
                                                                                                                       -----------
                                                                                                                         1,400,000
                                                                                                                       -----------
U.S. GOVERNMENT--0.3%
FNMA Discount Note++ (b)                                                               2.180     2/9/2005      200,000     199,552
                                                                                                                       -----------
                                                                                                             SHARES
                                                                                                            ---------
INVESTMENT COMPANIES--0.0%
Dreyfus Institutional Preferred Plus((+))                                                                       25,358      25,358
                                                                                                                       -----------
INVESTMENT OF CASH COLLATERAL--2.6%
BlackRock Cash Strategies L.L.C.(**)                                                                         1,714,212   1,714,212
                                                                                                                       -----------
TOTAL SHORT TERM INVESTMENTS--(Cost $3,339,122)                                                                          3,339,122
                                                                                                                       -----------
TOTAL INVESTMENTS--103.2% (COST $69,536,010)                                                                            69,404,612
LIABILITIES IN EXCESS OF OTHER ASSETS--(3.2%)                                                                           (2,137,984)
                                                                                                                       -----------
NET ASSETS--100.0%                                                                                                     $67,266,628
                                                                                                                       ===========

NOTES TO SCHEDULE OF INVESTMENTS:
FHLMC-Federal Home Loan Mortgage Corporation
FNMA-Federal National Mortgage Association
MTC-Medium Term Notes
144A-Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified buyers.
(a)  Variable Rate Security, rate indicated is as of 12/31/04.
(b) Denotes all or part of security is pledged as collateral for futures transactions.
+    Affiliated institutional money market fund.
++   Rate noted is yield to maturity
*    Security, or a portion thereof, was on loan at December 31, 2004.
** Money market fund exempt from registration under the Investment Company Acts of 1940 offered only to eligible investors.

At December 31, 2004 the Portfolio held the following futures contracts:

                                                                                         UNDERLYING FACE           UNREALIZED
CONTRACT                                       POSITION         EXPIRATION DATE          AMOUNT AT VALUE           GAIN/(LOSS)
------------------------------------------------------------------------------------------------------------------------------
EURO Future (23 Contracts)                       Long               3/14/2005             $ 5,572,700               $ 10,149
EURO Future (23 Contracts)                       Long               6/13/2005               5,595,338                (28,014)
EURO Future (23 Contracts)                       Long               9/19/2005               5,587,038                (32,077)
EURO Future (23 Contracts)                       Long              12/19/2005               5,549,038                 (3,855)
                                                                                                                    --------
                                                                                                                    $(53,797)
                                                                                                                    ========

   The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
              STANDISH MELLON SHORT-TERM ASSET RESERVE PORTFOLIO

             STATEMENT OF ASSETS AND LIABILITIES DECEMBER 31, 2004
--------------------------------------------------------------------------------

ASSETS

 Investments in securities (including securities on loan, valued at $1,679,767
(Note 6))

    Unaffiliated issuers, at value (Note 1A) (cost $69,510,652)                  $69,379,254
    Affiliated issuers, at value (Note 1A) (cost $25,358) (Note 1F)                   25,358
  Interest and dividends receivable                                                  277,911
  Variation margin receivable                                                          6,038
  Prepaid expenses                                                                     2,086
                                                                                 -----------
  Total assets                                                                    69,690,647

LIABILITIES
 Collateral for securities on loan (Note 6)                                      $  1,714,212
 Payable for securities purchased                                                     665,505
 Accrued accounting, administration and custody fees (Note 2)                          14,071
 Accrued advisory fees                                                                    923
 Accrued trustees' fees and expenses (Note 2)                                           5,721
 Accrued expenses and other liabilities                                                23,587
                                                                                  -----------
  Total liabilities                                                                                                  2,424,019
                                                                                                                   -----------
NET ASSETS (APPLICABLE TO INVESTORS' BENEFICIAL INTEREST)                                                          $67,266,628
                                                                                                                   ===========

   The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
              STANDISH MELLON SHORT-TERM ASSET RESERVE PORTFOLIO
         STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1B)

  Interest income (including securities lending income of $1,351 (Note 6))                                          $1,711,952
  Income from affiliated investment (Note 1F)                                                                            2,427
                                                                                                                    ----------
    Total investment income                                                                                          1,714,379
EXPENSES
 Investment advisory fee (Note 2)                   $   243,135
 Accounting, administration and custody fees (Note 2)    89,505
 Legal and audit services                                27,688
 Trustees' fees and expenses (Note 2)                    25,539
 Insurance expense                                       12,257
 Miscellaneous                                            2,210
                                                     ----------
    Total expenses                                                                                                     400,334
                                                                                                                    ----------
      Net investment income                                                                                          1,314,045
                                                                                                                    ==========
REALIZED AND UNREALIZED GAIN (LOSS)

 Net realized gain (loss) on:
 Investment security transactions                        68,181
 Futures transactions                                  (132,115)
                                                     ----------
  Net realized gain (loss) (63,934) Change in unrealized appreciation
  (depreciation) on:
  Investment securities                                (325,503)
  Futures contracts                                     (97,898)
                                                       ----------
    Change in net unrealized appreciation (depreciation)                                                             (423,401)
                                                                                                                    ----------
      Net realized and unrealized loss                                                                               (487,335)
                                                                                                                    ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                                                                         $   826,710
                                                                                                                    ==========

   The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
              STANDISH MELLON SHORT-TERM ASSET RESERVE PORTFOLIO
                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                   FOR THE                  FOR THE
                                                                                 YEAR ENDED                YEAR ENDED
                                                                             DECEMBER 31, 2004         DECEMBER 31, 2003
                                                                              ------------------       -----------------
INCREASE (DECREASE) IN NET ASSETS: FROM INVESTMENT OPERATIONS

  Net investment income                                                           $    1,314,045          $   2,845,203
  Net realized gain (loss)                                                               (63,934)               509,270
  Change in net unrealized appreciation (depreciation)                                  (423,401)              (754,526)
                                                                                     ------------            ------------
  Net increase in net assets from investment operations                                  826,710              2,599,947
                                                                                     ------------            ------------
CAPITAL TRANSACTIONS
  Contributions                                                                       63,157,972            153,343,305
  Withdrawals                                                                       (138,574,542)          (160,857,552)
                                                                                     ------------            ------------
  Net decrease in net assets from capital transactions                               (75,416,570)            (7,514,247)
                                                                                     ------------            ------------
TOTAL DECREASE IN NET ASSETS                                                         (74,589,860)            (4,914,300)
NET ASSETS
  At beginning of year                                                               141,856,488            146,770,788
                                                                                     ------------            ------------
  At end of year                                                                   $  67,266,628           $141,856,488
                                                                                     ============            ============

   The accompanying notes are an integral part of the financial statements.

                 MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
              STANDISH MELLON SHORT-TERM ASSET RESERVE PORTFOLIO

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                        YEAR ENDED DECEMBER 31,
                                                                    ------------------------------------------------------------
                                                                      2004       2003         2002         2001(A)       2000
                                                                   --------    --------     ---------     --------    --------
TOTAL RETURN((+))                                                     0.79%        1.48%        3.14%        6.15%        6.96%

RATIOS:
   Expenses (to average daily net assets)(*)                          0.41%        0.36%        0.36%        0.35%        0.34%
   Net Investment Income (to average daily net assets)(*)             1.36%        1.60%        2.99%        4.89%        6.07%
   Portfolio Turnover                                                   39%         113%         160%         174%          70%
   Net Assets, End of Year (000's omitted)                         $67,267     $141,856     $146,771     $134,055     $180,548

-------
* For the periods indicated, the investment adviser voluntarily agreed not to impose all or a portion of its investment advisory fee and/ or reimbursed the Fund for a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios would have been:

  Ratios (to average daily net assets):

   Expenses                                                             N/A        0.37%        0.38%          N/A          N/A
   Net investment income                                                N/A        1.59%        2.97%          N/A          N/A

(

(a) The Portfolio has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies effective January 1, 2001 and began amortizing premium and discount on all debt securities on an effective yield basis. The effect of this change for the year ended December 31, 2001 was to increase the ratio of the net investment income to average net assets by less than 0.01%. Ratios for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(+) Total return for the Portfolio has been calculated based on the total return for the invested Fund, assuming all distributions were reinvested, and adjusted for the difference in expenses as set out in the notes to the financial statements. Total return would have been lower in the absence of expense waivers.

   The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
              STANDISH MELLON SHORT-TERM ASSET RESERVE PORTFOLIO

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)  SIGNIFICANT ACCOUNTING POLICIES:

     Mellon Institutional Funds Master Portfolio (the "Portfolio Trust") was organized as a master trust fund under the laws of the State of New York on January 18, 1996 and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Mellon Short-Term Asset Reserve Portfolio (the "Portfolio") is a separate diversified investment series of the Portfolio Trust.

     At December 31, 2004 there was one fund, Standish Mellon Short-Term Asset Reserve Fund (the "Fund"), invested in the Portfolio. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The Fund's proportionate interest at December 31, 2004 was approximately 100%.

     The objective of the Portfolio is to achieve a high level of current income consistent with preserving principal and liquidity. The Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in dollar-denominated money market instruments, short-term fixed income securities and asset-backed securities of U.S. and foreign governments, banks and companies.

     The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A. INVESTMENT SECURITY VALUATIONS

     Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by a pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships between securities that are generally recognized by institutional traders. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees.

     Short-term instruments with less than sixty-one days remaining to maturity are valued at amortized cost, which approximates market value. If the Portfolio acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized value based upon the value on such date unless the Trustees determine during such sixty-day period that amortized value does not represent fair value.

     B. SECURITIES TRANSACTIONS AND INCOME

     Securities transactions are recorded as of trade date. Interest income is determined on the basis of interest accrued, adjusted for accretion of discount or amortization of premium using the yield-to-maturity method on long-term debt securities and short-term securities with greater than sixty days to maturity. Realized gains and losses from securities sold are recorded on the identified cost basis.

     C. INCOME TAXES

     The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the source of income and diversification requirements applicable to regulated investment companies (under the Internal Revenue
     Code) in order for its investors to satisfy them. The Portfolio allocates at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss deduction or credit.

     D. EXPENSES

     The majority of expenses of the Trust or Portfolio Trust are directly identifiable to an individual fund or portfolio. Expenses which are not readily identifiable to a specific fund or portfolio are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds or portfolios.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
              STANDISH MELLON SHORT-TERM ASSET RESERVE PORTFOLIO

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     E. COMMITMENTS AND CONTINGENCIES

     In the normal course of business, the Portfolio may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Portfolio under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risks of loss to be remote.

     F. AFFILIATED ISSUERS

     Affiliated issuers represent investments held in the Portfolio in other investment companies advised by Standish Mellon Asset Management Company LLC ("Standish Mellon"), a wholly-owned subsidiary Mellon Financial Corporation, or its affiliates.

(2) INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

     The investment advisory fee paid to Standish Mellon for overall investment advisory and administrative services is paid monthly at the annual rate of 0.25% of the Portfolio's average daily net assets.

     The Portfolio compensates Mellon Bank, N.A. under a custody, administration and accounting services agreement for providing custody, fund administration and fund accounting services for the Portfolio. Pursuant to this agreement the Portfolio paid $77,893 during the year ended December 31, 2004.

     The Fund entered into an agreement with Mellon Bank to perform certain securities lending activities and to act as the Fund's lending agent. Pursuant to this agreement Mellon Bank receives an agreed upon percentage of the net lending revenues. This compensation is a standard form of compensation received by securities lending agents with respect to non-affiliated entities.For further details see Note 6.

     No director, officer or employee of Standish Mellon or its affiliates receives any compensation from the Trust or the Portfolio for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of Standish Mellon or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Portfolio Trust pays the legal fees for the independent counsel of the Trustees.

(3) PURCHASES AND SALES OF INVESTMENTS:

     Purchases and proceeds from sales of investments, other than short-term obligations, for the year ended December 31, 2004 were as follows:


                                            PURCHASES            SALES
                                          ----------         ----------
     U.S. Government Securities          $10,285,317        $16,873,386
                                          ==========         ==========
     Investments (non-U.S.
     Government Securities)            $24,208,797        $68,625,142
                                          ==========         ==========

(4)  FEDERAL TAXES:

     The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 2004, as computed on a federal income tax basis, were as follows:

     Aggregate Cost                      $69,536,010
                                          ==========
     Gross unrealized appreciation            53,794
     Gross unrealized depreciation          (185,192)
                                          ----------
     Net unrealized depreciation        $   (131,398)
                                          ==========

(5)  FINANCIAL INSTRUMENTS:

     In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these instruments are set forth more fully in the Portfolio Trust's registration statement.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
              STANDISH MELLON SHORT-TERM ASSET RESERVE PORTFOLIO

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     The Portfolio may trade the following financial instruments with off-balance sheet risk:

     OPTIONS

     Call and put options give the holder the right to purchase or sell a security or currency or enter into a swap arrangement on a future date at a specified price. The Portfolio may use options to seek to hedge against risks of market exposure and changes in security prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Portfolio's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Portfolio's exposure to the underlying instrument, or hedge other Portfolio investments. Options, both held and written by the Portfolio, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased options is shown in the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contract or if the counterparty does not perform under the contract's terms.

     Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Portfolio is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

     Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by the dealers.

     The Portfolio did not enter into any option transactions during the year ended December 31, 2004.

     INTEREST RATE FLOORS

     Interest rate floors purchased by the Portfolio entitle the Portfolio to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate amount. Credit and market risk exist with respect to these instruments. If forecasts of interest rates and other market factors are incorrect, investment performance will diminish compared to what performance would have been if these investment techniques were not used. Even if the forecasts are correct, there are risks that the positions may correlate imperfectly with the asset or liability being hedged, a liquid secondary market may not always exist, or a counterparty to a transaction may not perform. The Portfolio expects to enter these transactions primarily for hedging purposes including, but not limited to, preserving a return or spread on a particular investment or portion of its portfolio, protecting against interest rate fluctuations, as a duration management technique or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate floors are "marked-to-market" daily based on quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations. Periodic payments of interest, if any, are reported as additions to interest income in the Statement of Operations. Realized gains or losses from these agreements are disclosed in the Statement of Operations.

     The Portfolio did not enter into any open interest rate floor agreements during the year ended December 31, 2004.

     FUTURES CONTRACTS

     The Portfolio may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to margin requirements the Portfolio deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Portfolio's exposure to the underlying instrument, while selling futures tends to decrease the Portfolio's exposure to the underlying instrument or hedge other investments. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparty does not perform under the contract's terms. The Portfolio enters into financial futures transactions primarily to seek to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
              STANDISH MELLON SHORT-TERM ASSET RESERVE PORTFOLIO

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     At December 31, 2004, the Portfolio held financial futures contracts. At December 31, 2004, the Portfolio had segregated sufficient cash and/or securities to cover margin requirements on open futures contracts. See Schedule of Investments for further detail.

(6) SECURITY LENDING:

     The Portfolio may lend its securities to financial institutions which the Portfolio deems to be creditworthy. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is allocated to the Portfolio on the next business day. For the duration of a loan, the Portfolio receives the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from the investment of the collateral. As with other extensions of credit, the Portfolio bears the risk of delay in recovery or even loss of rights in its securities on loan should the borrower of the securities fail financially or default on its obligations to the Portfolio. In the event of borrower default, the Portfolio generally has the right to use the collateral to offset losses incurred. The Portfolio may incur a loss in the event it was delayed or prevented from exercising its rights to dispose of the collateral. The Portfolio also bears the risk in the event that the interest and/or dividends received on invested collateral is not sufficient to meet the Portfolio's obligations due on the loans.

     The Portfolio loaned securities during the year ended December 31, 2004 resulting in $1,351 of security lending income. At December 31, 2004, the Portfolio had securities valued at $1,679,767 on loan. See the Statement of Investments for further detail on the security positions on loan and collateral held.

(7) DELAYED DELIVERY TRANSACTIONS:

     The Portfolio may purchase securities on a when-issued, delayed delivery or forward commitment basis. Payment and delivery may take place a month or more after the date of the transactions. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Income on the securities will not be earned until settlement date. The Portfolio instructs its custodian to segregate securities having value at least equal to the amount of the purchase commitment.

     The Portfolio may enter into to be announced ("TBA") purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 0.01% from the principal amount. The Portfolio holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the Portfolio may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Investment security valuations" above.

     The Portfolio may enter into TBA sale commitments to hedge its portfolio positions. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, an offsetting TBA purchase commitment deliverable is held as "cover" for the transaction.

     Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Investment security valuations" above. The contract is 'marked-to-market' daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Portfolio realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

     At December 31, 2004, the Portfolio did not have any delayed delivery transactions.

(8)  LINE OF CREDIT:

     The Portfolio, and other subtrusts in the Portfolio Trust and funds in the Trust are parties to a committed line of credit facility, which enables each portfolio/fund to borrow, in the aggregate, up to $35 million. Interest is charged to each participating portfolio/fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. In addition, a facility fee, computed at an annual rate of 0.060 of 1% on the daily unused portion of the facility, is allocated ratably among the participating portfolios/funds at the end of each quarter. For the year ended December 31, 2004, a facility fee of $1,515 was allocated to the Portfolio.

     During the year ended December 31, 2004, the Portfolio had average borrowings outstanding of $219,500 on a total of six days and incurred $90 of interest expense.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
              STANDISH MELLON SHORT-TERM ASSET RESERVE PORTFOLIO
            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

     To the Trustees of Mellon Institutional Funds Master Portfolio and Investors of the Standish Mellon Short-Term Asset Reserve Portfolio:

     In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish Mellon Short-Term Asset Reserve Portfolio (the "Portfolio") at December 31, 2004, and the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

     PricewaterhouseCoopers LLP
     New York, NY
     February 25, 2005

TRUSTEES AND OFFICERS

The following table lists the Trust's trustees and officers; their address and date of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies; and total annual remuneration paid as of December 31, 2004. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing The Mellon Institutional Funds at P.O. Box 8585, Boston, MA 02266-8585 or calling toll free 1-800-221-4795.

INDEPENDENT TRUSTEES

                                                                                        NUMBER OF                        TRUSTEE
                                                                  PRINCIPAL           PORTFOLIOS IN       OTHER       REMUNERATION
NAME                                     TERM OF OFFICE         OCCUPATION(S)         FUND COMPLEX    DIRECTORSHIPS    (YEAR ENDED
ADDRESS, AND               POSITION(S)    AND LENGTH OF          DURING PAST           OVERSEEN BY       HELD BY      DECEMBER 31,
DATE OF BIRTH            HELD WITH TRUST   TIME SERVED             5 YEARS               TRUSTEE         TRUSTEE          2004)
------------------------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming            Trustee      Trustee since     Chairman of the Board          30             None         Fund: $500
c/o Decision Resources, Inc.              11/3/1986         and Chief Executive                                Portfolio: $3,792
260 Charles Street                                          Officer, Decision
Waltham, MA 02453                                           Resources, Inc.
9/30/40

Caleb Loring III             Trustee      Trustee since     Trustee, Essex Street          30             None         Fund: $500
c/o Essex Street Associates               11/3/1986         Associates (family                                 Portfolio: $4,111
P.O. Box 181 investment trust office) Beverly, MA 01915
11/14/43

Benjamin M. Friedman         Trustee      Trustee since     William Joseph Maier,          30             None         Fund: $500
c/o Harvard University                    9/13/1986         Professor of Political                             Portfolio: $3,792
Cambridge, MA 02138                                         Economy, Harvard
8/5/44                                                      University

John H. Hewitt               Trustee      Trustee since     Trustee, Mertens               30             None         Fund: $500
P.O. Box 2333                             11/3/1986         House, Inc. (hospice)                              Portfolio: $3,792
New London, NH 03257
4/11/35

INTERESTED TRUSTEES

Patrick J. Sheppard    Trustee, President   Since 2003      Senior Vice President          30             None         Fund: $0
Mellon Institutional        and Chief                       and Chief Operating Officer,                             Portfolio: $0
Asset Management        Executive Officer                   Mellon Institutional
One Boston Place                                            Asset Management;
Boston, MA 02108                                            formerly Vice President
7/24/65                                                     and Chief Financial Officer,
                                                            Mellon Institutional
                                                            Asset Management
PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                                                                                                                     NUMBER OF
                                                                                                                   PORTFOLIOS IN
NAME                                     TERM OF OFFICE                                                            FUND COMPLEX
ADDRESS, AND               POSITION(S)    AND LENGTH OF               PRINCIPAL OCCUPATION(S)                       OVERSEEN BY
DATE OF BIRTH            HELD WITH TRUST   TIME SERVED                  DURING PAST 5 YEARS                           TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Barbara A. McCann        Vice President   Since 2003            Senior Vice President and Head of Operations            30
Mellon Institutional      and Secretary                         Mellon Institutional Asset Management, formerly
Asset Management                                                First Vice President, Mellon Institutional Asset
One Boston Place                                                Management and Mellon Global Investments
Boston, MA 02108
2/20/61

Steven M. Anderson       Vice President   Vice President        Vice President and Mutual Funds Controller,             30
Mellon Institutional      and Treasurer   since 1999;           Mellon Institutional Asset Management
Asset Management                          Treasurer             Institutional Asset
One Boston Place                          since 2002
Boston, MA 02108
7/14/65

Denise B. Kneeland       Assistant Vice   Since 1996            Vice President and Manager, Mutual Funds Operations,    30
Mellon Institutional        President                           Mellon Institutional Asset Management
Asset Management
One Boston Place
Boston, MA 02108
8/19/51

Cara E. Hultgren         Assistant Vice   Since 2001            Assistant Vice President and Manager,                   30
Mellon Institutional        President                           Shareholder Services, Mellon Institutional
Asset Management                                                Asset Management since 2001;
One Boston Place                                                Shareholder Representative,
Boston, MA 02108                                                Standish Mellon Asset Management
1/19/71

Jan F. Jumet                  Chief       Since 2004            Senior Vice President and Chief Compliance Officer      30
Standish Mellon Assest     Compliance                           for Standish Mellon Asset Management Company LLC;
Management Company LLC       Officer                            formerly Director of Compliance and Administration
One Boston Place                                                and Chief Administration Officer for Standish Mellon
Boston, MA 02108                                                Asset Management Company LLC, Senior
8/9/66                                                          Vice President and Chief Administration Officer
                                                                for Mellon Bond Associates, LLP, and
                                                                First Vice President and Senior Sales Associate
                                                                for Mellon Institutional Asset Management

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

                       THIS PAGE INTENTIONALLY LEFT BLANK

One Boston Place
Boston, MA 02108-4408
800.221.4795
www.melloninstitutionalfunds.com
                                                                      0926AR1204

                                               [LOGO] Mellon
                                                      --------------------------
                                                      Mellon Institutional Funds


Annual Report                      STANDISH MELLON
                                   FIXED INCOME FUND
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2004

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund' s historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Commencing with the fiscal quarter ending September 30, 2004, the Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The Fund' s Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

To view the Fund' s proxy voting guidelines and proxy voting record for the 12-month period ended June 30, 2004, visit the SEC' s web site at http:
//www.sec.gov. You may also call 1-800-221-4795 to request a free copy of the proxy voting guidelines.

February 28, 2005

Dear Mellon Institutional Fund Shareholder:

Enclosed you will find your Fund's annual report for the fiscal year ended December 31, 2004.

The year was largely positive for the financial markets, as the economic expansion continued. However, as the year progressed, anticipated GDP growth diminished in line with typical expectations at this point in the economic cycle.

The S&P 500 entered 2004 with a sharp climb, fueled to a large degree by above-trend GDP growth: 4.4% in the fourth quarter of 2003 and 5.0% in the first quarter of the year, driven by a potent mix of tax cuts, monetary policy and government spending. But the momentum stalled, as the market dealt with the prospect of inflation and a new tightening cycle by the Federal Reserve, the uncertainties of a tight presidential campaign, and the ever-present threats posed by terrorism. The equity markets greeted the reelection of President Bush with optimism, as the S&P 500 surged past 1200 in the closing weeks of the year to its' 2004 peak.

In the bond market, the year started with much speculation about when and how the Fed would end one of the longest stretches of easy monetary policy on record, which had driven rates to historical lows. In the fall of 2003, the prospect of deflation was still a factor in the Fed's deliberations and was its stated rationale for maintaining an accommodative stance. In the first quarter, however, the Fed began to refer to a "measured pace" of tightening. The market reacted by switching gears dramatically, sending the 10-year U.S. Treasury note from 3.7% on March 16 to 4.9% on June 14. Since then, as the economic outlook softened, with relatively tame inflation, yields have settled back to about 4%, roughly the same as a year ago.

Looking ahead, it is clear that there are some causes for concern. Consumers are weighted with debt and potentially vulnerable in a rising rate environment. Companies are hoarding cash and are being deliberate in boosting employment and spending on plant and equipment. The stimulus of monetary policy, tax cuts and government spending is waning. Nevertheless, business activity has some significant momentum, which should carry over into 2005, with reasonable profit growth and modest inflation. Finally, the president's ambitious plans to privatize Social Security, reform health care, and revise the tax code could potentially have major fiscal implications that the market will be watching carefully.

Thank you for your business and confidence in Mellon Institutional Funds. Please feel free to contact us with questions or comments.

Sincerely,

/s/ Patrick J. Sheppard

                    One Boston Place * Boston, MA 02108-4402

                       A MELLON ASSET MANAGEMENT COMPANY

                   MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                        STANDISH MELLON FIXED INCOME FUND

                      MANAGEMENT DISCUSSION AND ANALYSIS
--------------------------------------------------------------------------------

Economic activity maintained a healthy pace in 2004. The Standish Mellon Fixed Income Fund returned 5.74% for the year 2004 while the Lehman Brothers Aggregate Index returned 4.34% for the same period.

The employment picture improved with monthly job gains averaging approximately 185,000. Investment spending and capacity utilization picked up and despite higher interest rates, the housing market and consumer spending kept pace. Amid rising oil prices and a weaker dollar, the Federal Reserve maintained a tame inflation outlook. Bond market volatility was low as the Fed hiked interest rates in a predictable and steady fashion from 1% to 2.25% by the end of the year. The unusual aspect of this tightening cycle has been the decline in 10- and 30-year yields as short rates have risen. So while the yield curve has flattened similarly to previous cycles, long-term interest rates have moved to lower levels than expected. To a large degree, the massive foreign purchases of U.S. Treasuries have kept long-term interest rates lower than anticipated during a period of tighter monetary policy.

Over the past year, broad sectors outperformed Treasuries with particularly strong excess returns from high yield corporate bonds. Spread sectors, especially mortgages, benefited from declining interest rate volatility. Investment grade and lower quality corporate bonds fared well amid steady economic activity. International bonds outperformed as Europe's lagging economic growth resulted in lower European yields relative to the U.S. Over the course of the year, the primary sources of outperformance were the overweight positions in corporate and non-U.S. bonds, as well as the defensive yield curve strategy. As the yield curve flattened, the Fund's underweight position in intermediate bonds (bullet strategy) relative to cash and longer maturities (barbell strategy) benefited returns. Portfolio positioning also capitalized on the lower volatility environment with an increased allocation to mortgages. Toward year-end, we took some profits in the non-dollar position. Similarly, with much narrower corporate bond spreads, we selectively reduced the Fund's credit exposure in both the high yield and investment grade corporate sectors.

The prospects for economic growth in 2005 are good. We expect reasonably strong economic data will support continued rate hikes by the Fed. Under tighter monetary conditions, we anticipate upward pressure on interest rates and a flatter yield curve. With today's low volatility environment and narrow yield spreads, many sectors appear overvalued. Given the vulnerability to a correction in spread sectors, we have positioned the Fund defensively, particularly with a reduced corporate bond position. We have increased our allocation to Treasury inflation-protected securities (TIPS) as seasonal inflation patterns and breakeven inflation rates in the area of 2.5% make TIPS attractive relative to nominal Treasuries. With weaker European growth prospects, we anticipate rising U.S. rates relative to Europe which will benefit the remaining international position. Ultimately, if as we expect, the Fed maintains their tightening stance, the Fund's shorter than benchmark duration and barbell curve position will continue to contribute positively to performance.

As always, we look forward to serving you in the coming year.

/s/ Catherine Powers                      /s/ Marc Seidner

                   MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                       STANDISH MELLON FIXED INCOME FUND

            COMPARISON OF CHANGE IN VALUE OF $100,000 INVESTMENT IN
        STANDISH MELLON FIXED INCOME FUND AND THE LEHMAN AGGREGATE INDEX
--------------------------------------------------------------------------------


                                  [LINE CHART]


          AVERAGE ANNUAL TOTAL RETURNS  (FOR PERIOD ENDED 12/31/2004)
--------------------------------------------------------------------------------

                                                                                                      Since
                                                                                                    Inception
 1 Year                  3 Year                   5 Year                   10 Year                 03/30/1987
-----------------------------------------------------------------------------------------------------------------------
  5.74%                   6.63%                    7.44%                    7.44%                     7.83%

AVERAGE ANNUAL TOTAL RETURNS REFLECT THE CHANGE IN THE VALUE OF AN INVESTMENT, ASSUMING REINVESTMENT OF THE FUND'S DIVIDEND INCOME AND CAPITAL GAINS. THE $100,000 LINE GRAPH AND THE FUND'S RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. DURING PERIODS OF REIMBURSEMENT BY THE FUND'S INVESTMENT ADVISER (IF APPLICABLE), THE FUND'S TOTAL RETURN WILL BE GREATER THAN IT WOULD BE HAD THE REIMBURSEMENT NOT OCCURRED. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

                   MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                        STANDISH MELLON FIXED INCOME FUND

                          SHAREHOLDER EXPENSE EXAMPLE
--------------------------------------------------------------------------------

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2004 to September 30, 2004).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000.00=8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            EXPENSES PAID
                                        BEGINNING                    ENDING               DURING PERIOD((+))
                                      ACCOUNT VALUE              ACCOUNT VALUE             JUNE 1, 2004 TO
                                      JULY 1, 2004             DECEMBER 31, 2004         SEPTEMBER 30, 2004
---------------------------------------------------------------------------------------------------------------
Actual                                    $1,000.00                 $1,051.40                    $2.48

Hypothetical (5% return
  per year before expenses)               $1,000.00                 $1,022.72                    $2.44

-------
((+)) EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.48%,
      MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/366 (TO REFLECT THE ONE-HALF YEAR PERIOD). THE EXAMPLE REFLECTS THE COMBINED EXPENSES OF THE FUND AND THE MASTER PORTFOLIO IN WHICH IT INVESTS ALL ITS ASSETS.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                       STANDISH MELLON FIXED INCOME FUND

           PORTFOLIO INFORMATION AS OF DECEMBER 31, 2004 (UNAUDITED)
--------------------------------------------------------------------------------

                                         PERCENTAGE OF
        SUMMARY OF COMBINED RATINGS       INVESTMENTS
        ----------------------------------------------
        QUALITY BREAKDOWN
        ----------------------------------------------
        Treasury/Agency                      49.5
        AAA                                   7.8
        AA                                    3.0
        A                                    11.0
        BBB                                  22.4
        BB                                    5.7
        B                                     0.6
                                            -----
                                            100.0

        Based on ratings from Standard & Poor's and/or Moody's Investors Services. If a security receives split (different) ratings from multiple rating organizations, the Fund treats the security as being rated in the higer rating category.

                                                                                                     PERCENTAGE OF
         TOP TEN HOLDINGS*                                          RATE             MATURITY         NET ASSETS
        ----------------------------------------------------------------------------------------------------------

        FNMA                                                        5.500%             1/1/2035          8.4%
        FNMA                                                        6.000              1/1/2035           7.6
        FNMA                                                        5.500              1/1/2020           4.6
        U.S. Treasury Note                                          4.250             8/15/2013           4.3
        FNMA                                                        6.000              1/1/2020           4.3
        U.S. Treasury Note                                          6.250             5/15/2030           3.9
        U.S. Treasury Inflation Index Bond                          3.000             7/15/2012           2.2
        FNMA                                                        5.000              1/1/2020           1.7
        FNMA                                                        5.500              2/1/2020           1.3
        Capital One Multi-Asset Execution Trust 2002-B1 B1 MBS      3.083             7/15/2008           1.3
                                                                                                       ------
                                                                                                        39.6%

        * Excluding short-term investments and investment of cash collateral.

                                         PERCENTAGE OF
        ECONOMIC SECTOR ALLOCATION        INVESTMENTS
        ----------------------------------------------
        Treasury/Agency                      16.6
        Mortgage pass through                32.9
        Credit                               36.9
        ABS/CMO/CMBS                          7.4
        Nondollar                             3.0
        Emerging markets                      3.2
                                            -----
                                            100.0

        The Portfolio is actively managed. Current holdings may be different than those presented above.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                       STANDISH MELLON FIXED INCOME FUND

                  STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2004
--------------------------------------------------------------------------------

ASSETS
  Investment in Standish Mellon Fixed Income Portfolio (Portfolio), at value (Note 1A)                            $465,542,782
  Receivable for Fund shares sold                                                                                      143,901
  Prepaid expenses                                                                                                      18,799
                                                                                                                  ------------
    Total assets                                                                                                   465,705,482

LIABILITIES
 Payable for Fund shares redeemed                                                               $     11,546
 Distribution payable                                                                              2,333,714
 Accrued transfer agent fees (Note 2)                                                                 11,989
 Accrued professional fees                                                                            24,740
 Accrued trustees' fees (Note 2)                                                                         499
 Accrued expenses                                                                                     16,342
                                                                                                ------------
    Total liabilities                                                                                                2,398,830
                                                                                                                  ------------
NET ASSETS                                                                                                        $463,306,652
                                                                                                                  ------------


NET ASSETS CONSIST OF:

  Paid-in capital                                                                                                 $639,278,455
  Accumulated net realized loss                                                                                   (185,183,868)
  Net investment income                                                                                              1,584,919
  Net unrealized appreciation                                                                                        7,627,146
                                                                                                                  ------------
TOTAL NET ASSETS                                                                                                  $463,306,652
                                                                                                                  ============
SHARES OF BENEFICIAL INTEREST OUTSTANDING                                                                           23,076,603
                                                                                                                  ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  (Net Assets/Shares outstanding)                                                                                 $      20.08
                                                                                                                  ============

   The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                       STANDISH MELLON FIXED INCOME FUND

         STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1B)
 Interest income allocated from Portfolio                                                                         $ 21,875,662
  Dividend income allocated from Portfolio                                                                             151,965
  Expenses allocated from Portfolio                                                                                 (2,305,986)
                                                                                                                  ------------
   Net investment income allocated from Portfolio                                                                  19,721,641
EXPENSES
 Transfer agent fees (Note 2)                                                                   $     34,739
 Registration fees                                                                                    27,005
 Professional fees                                                                                    90,037
 Trustees' fees and expenses (Note 2)                                                                  1,999
 Shareholder reports                                                                                  16,169
 Industry association fees                                                                            12,571
 Insurance expense                                                                                     2,375
 Miscellaneous                                                                                         4,720
                                                                                                ------------
    Total expenses                                                                                                     189,615
                                                                                                                  ------------
      Net investment income                                                                                         19,532,026
                                                                                                                  ------------
REALIZED AND UNREALIZED GAIN (LOSS)
 Net realized gain (loss) allocated from Portfolio on:
    Investments, futures, options, swaps and foreign currency transactions                                          20,499,067
 Change in unrealized appreciation (depreciation) allocated from Portfolio on:
    Investments, futures, options, swaps and foreign currencies                                                    (13,157,811)
                                                                                                                   -----------
    Net realized and unrealized gain (loss) on investments                                                           7,341,256
                                                                                                                   -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                                                                         $26,873,282
                                                                                                                   ===========

   The accompanying notes are an integral part of the financial statements.

                   MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                        STANDISH MELLON FIXED INCOME FUND

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                    FOR THE                FOR THE
                                                                                   YEAR ENDED             YEAR ENDED
                                                                                DECEMBER 31, 2004      DECEMBER 31, 2003
                                                                                -----------------      -----------------
INCREASE (DECREASE) IN NET ASSETS: FROM INVESTMENT OPERATIONS
  Net investment income                                                           $   19,532,026          $  29,885,520
  Net realized gains                                                                  20,499,067             15,573,883
  Change in net unrealized appreciation                                              (13,157,811)            (4,658,158)
                                                                                   -------------          -------------
  Net increase in net assets from investment operations                               26,873,282             40,801,245
                                                                                   -------------          -------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1C)
  From net investment income                                                         (27,209,831)           (25,303,177)
                                                                                   -------------          -------------
  Total distributions to shareholders                                                (27,209,831)           (25,303,177)
                                                                                   -------------          -------------
FUND SHARE TRANSACTIONS (NOTE 4)
  Net proceeds from sale of shares                                                    46,761,132             24,407,420
  Value of shares issued to shareholders
   in reinvestment of distributions                                                   18,592,134             18,529,816
  Cost of shares redeemed                                                           (197,499,402)          (403,886,019)
                                                                                   -------------          -------------
  Net decrease in net assets from Fund share transactions                           (132,146,136)          (360,948,783)
                                                                                   -------------          -------------
TOTAL DECREASE IN NET ASSETS                                                        (132,482,685)          (345,450,715)
NET ASSETS
  At beginning of year                                                               595,789,337            941,240,052
                                                                                   -------------          -------------
  At end of year (including undistributed net
  investment income of $1,584,919 and $2,677,342)                                  $ 463,306,652          $ 595,789,337
                                                                                   =============          =============

   The accompanying notes are an integral part of the financial statements.

                   MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                       STANDISH MELLON FIXED INCOME FUND

                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                      YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------------------
                                                               2004         2003         2002          2001           2000
                                                             --------     --------     --------     ----------     ----------
NET ASSET VALUE, BEGINNING OF YEAR                           $  20.08     $  19.70     $  18.93     $    18.92     $    18.55
                                                             --------     --------     --------     ----------     ----------
FROM INVESTMENT OPERATIONS:
   Net investment income(* (1))                                  0.77         0.75         0.93           1.22           1.35
   Net realized and unrealized gains (loss) on investments       0.36         0.28         0.71           0.10           0.47
                                                             --------     --------     --------     ----------     ----------
Total from investment operations                                 1.13         1.03         1.64           1.32           1.82
                                                             --------     --------     --------     ----------     ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                   (1.13)       (0.65)       (0.87)         (1.31)         (1.45)
   From net realized gains on investments                          --           --           --             --             --
                                                             --------     --------     --------     ----------     ----------
Total distributions to shareholders                             (1.13)       (0.65)       (0.87)         (1.31)         (1.45)
                                                             --------     --------     --------     ----------     ----------
NET ASSET VALUE, END OF YEAR                                 $  20.08     $  20.08     $  19.70     $    18.93     $    18.92
                                                             ========     ========     ========     ==========     ==========
TOTAL RETURN ((+))                                               5.74%        5.24%        8.89%          7.16%         10.21%
RATIOS/SUPPLEMENTAL DATA:
   Expenses (to average daily net assets)(*(2))                  0.48%        0.42%        0.38%          0.38%          0.37%
   Net Investment Income (to average daily net assets)(*)        3.77%        3.76%        4.86%          6.35%          7.23%
   Net Assets, End of Year (000's omitted)                   $463,307     $595,789     $941,240     $1,475,570     $2,220,981
-------
* For the periods indicated, the investment advisor voluntarily agreed not to impose a portion of its its investment advisory fee in the Portfolio and/or reimbursed the Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios would have been:
   Net investment income per share (1)                            N/A     $   0.73     $   0.93            N/A            N/A
   Ratios (to average daily net assets):
      Expenses(2)                                                 N/A         0.45%        0.42%           N/A            N/A
      Net investment income                                       N/A         3.73%        4.82%           N/A            N/A

(a) The Fund has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies effective January 1, 2001 and began amortizing premium and discount on all debt securities on an effective yield basis. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.004, increase net realized and unrealized gains and losses per share by $0.004 and decrease the ratio of net investment income to average net assets from 6.37% to 6.35%. Per share data and ratios/supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(1) Calculated based on average shares outstanding. (2) Includes the Fund's share of the Portfolio's allocated expenses. (+) Total return would have been lower in the absence of expense waivers.

   The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                       STANDISH MELLON FIXED INCOME FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)  SIGNIFICANT ACCOUNTING POLICIES:

     Mellon Institutional Funds Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Mellon Fixed Income Fund (the "Fund") is a separate diversified investment series of the Trust.

     The objective of the Fund is to achieve a high level of current income, consistent with conserving principal and liquidity, and secondarily to seek capital appreciation when changes in interest rates and economic conditions indicate that capital appreciation may be available without significant risk to principal. The Fund seeks to achieve its objective by investing all of its investable assets in an interest of the Standish Mellon Fixed Income Portfolio (the "Portfolio"), a subtrust of Mellon Institutional Funds Master Portfolio (the "Portfolio Trust"), which is organized as a New York trust and which has the same investment objective as the Fund. The Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in fixed income securities issued by U.S. and foreign governments and companies. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 100% at December 31, 2004). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A. INVESTMENT SECURITY VALUATIONS

     The Fund records its investment in the Portfolio at value. The method by which the Portfolio values its securities is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

     B. SECURITIES TRANSACTIONS AND INCOME

     Securities transactions in the Portfolio are recorded as of the trade date. Currently, the Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America. All realized and unrealized gains and losses of the Portfolio are allocated pro rata among the investors in the Portfolio.

     C. DISTRIBUTIONS TO SHAREHOLDERS

     Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income will be declared daily and distributed monthly. The Fund's dividends from short-term and long-term capital gains, if any, after reduction of capital losses will be declared and distributed at least annually. In determining the amounts of its dividends, the Fund will take into account its share of the income, gains or losses, expenses, and any other tax items of the Portfolio. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless a shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for capital loss carryforwards and amortization and/or accretion of premiums and discounts on certain securities.

     Permanent book and tax basis differences will result in reclassifications to undistributed net investment income, accumulated net realized gain
     (loss) and paid in capital. Undistributed net investment income and accumulated net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

     D. EXPENSES

     The majority of expenses of the Trust or Portfolio Trust are directly identifiable to an individual fund or portfolio. Expenses which are not readily identifiable to a specific fund or portfolio are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds or Portfolios.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                       STANDISH MELLON FIXED INCOME FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     E. COMMITMENTS AND CONTINGENCIES

     In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risks of loss to be remote.

(2)  INVESTMENT ADVISORY FEE AND TRANSACTIONS WITH AFFILIATES:

     The Fund does not directly pay any investment advisory fees, but indirectly bears its pro rata share of the compensation paid by the Portfolio to Standish Mellon Asset Management Company LLC ("Standish Mellon"), a wholly-owned subsidiary of Mellon Financial Corporation, for such services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

     Effective February 23, 2004, the Fund entered into an agreement with Dreyfus Transfer, Inc., a wholly owned subsidiary of The Dreyfus Corporation, a wholly owned subsidiary of Mellon Financial Corporation and an affiliate of Standish Mellon, to provide personnel and facilities to perform transfer agency and certain shareholder services for the Fund. For these services the Fund pays Dreyfus Transfer, Inc. a fixed fee plus per account and transaction based fees, as well as, out-of-pocket expenses. Pursuant to this agreement the Fund paid $19,762 during the period ended December 31, 2004.

     No director, officer or employee of Standish Mellon or its affiliates receives any compensation from the Trust or the Portfolio for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of Standish Mellon or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Portfolio Trust pays the legal fees for the independent counsel of the Trustees.

(3)  INVESTMENT TRANSACTIONS:

     Increases and decreases in the Fund's investment in the Portfolio for the year ended December 31, 2004, aggregated $65,727,299 and $238,255,854, respectively.

(4)  SHARES OF BENEFICIAL INTEREST:

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                                                    FOR THE                FOR THE
                                                                                   YEAR ENDED             YEAR ENDED
                                                                               DECEMBER 31, 2004       DECEMBER 31, 2003
                                                                              ------------------       -----------------
     Shares sold                                                                      2,338,169              1,222,331
     Shares issued to shareholders in
          payment of distributions declared                                             927,191                928,677
        Shares redeemed                                                              (9,861,429)           (20,268,022)
                                                                                     ----------             -----------
        Net decrease                                                                 (6,596,069)           (18,117,014)
                                                                                     ==========             ===========

(5) FEDERAL TAXES:

     As a regulated investment company qualified under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year.

     As of December 31, 2004, the components of distributable earnings on a tax basis were as follows:

                                                          AMOUNT
                                                       ------------
                  Undistributed ordinary income       $  1,368,942
                  Accumulated losses                   185,181,079

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                       STANDISH MELLON FIXED INCOME FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     At December 31, 2004, the Fund, for federal income tax purposes, has capital loss carryovers of $185,181,079 which will reduce the Fund's taxable income arising from net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Such capital loss carryovers are as follows:

               CAPITAL LOSS
                CARRY OVER                EXPIRATION DATE
              ------------                ----------------
             $  30,546,743                 12/31/2007
               118,614,149                 12/31/2008
                36,020,187                 12/31/2009
              ------------
              $185,181,079
              ============

     Tax character of distributions paid during the fiscal years ended December 31, 2004 and December 31, 2003 were as follows:

                                             2004                   2003
                                          ----------             ----------
                  Ordinary income        $27,209,831             $25,303,177

     See corresponding master portfolio for tax basis unrealized appreciation/(depreciation) information.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
                       STANDISH MELLON FIXED INCOME FUND

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

     To the Trustees of Mellon Institutional Funds Investment Trust and the Shareholders of Standish Mellon Fixed Income Fund:

     In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish Mellon Fixed Income Fund (the "Fund") at December 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included agreement of the amount of the invesment in the Portfolio at December 31, 2004, to the Portfolio's records, provide a reasonable basis for our opinion.

     PricewaterhouseCoopers LLP
     New York, NY
     February 25, 2005

                   MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                     STANDISH MELLON FIXED INCOME PORTFOLIO

                   SCHEDULE OF INVESTMENTS--DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                                                                             PAR          VALUE
 SECURITY DESCRIPTION                                                          RATE         MATURITY         VALUE       (NOTE 1A)
------------------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES--116.7%
ASSET BACKED--20.1%
Advanta Mortgage Loan Trust 1999-3 A4                                          7.750%     10/25/2026   $  428,539    $    441,311
American Express Credit Account Master Trust 2000-2 B (a)                      2.753       9/17/2007    1,250,000       1,250,224
American Express Credit Account Master Trust 2004-C 144 A(a)                   2.903       2/15/2012    4,500,000       4,506,593
American Express Master Trust 2002-1 A(a)                                      2.473      12/15/2005    4,400,000       4,400,265
Capital Auto Receivables Asset Trust 2004-2 D                                  5.820       5/15/2012    1,950,000       1,950,000
Capital One Master Trust 2001-2 C (a)                                          3.503       1/15/2009    2,000,000       2,009,560
Capital One Multi-Asset Execution Trust 2002-B1 B1 (a)                         3.083       7/15/2008    5,840,000       5,855,734
Capital One Multi-Asset Execution Trust 2003-B2 B2                             3.500       2/17/2009      725,000         725,356
Capital One Multi-Asset Execution Trust 2004-C1 C1                             3.400      11/16/2009    2,950,000       2,927,893
Chase Credit Card Master Trust 2000-3 A (a)                                    2.533       1/15/2008    2,480,000       2,482,290
Chase Credit Card Master Trust 2004-2 C (a)                                    2.953       9/15/2009    1,000,000       1,005,799
Chase Credit Card Master Trust 2002-6 B (a)                                    2.753       1/15/2008    2,245,000       2,248,218
Chase Credit card Master Trust 2002-8 A (a)                                    2.463       3/17/2008    1,900,000       1,900,999
Chase Funding Loan Acquisition Trust 2003-A A3 (a)                             2.598       9/25/2013      466,279         466,364
Chase Funding Mortgage Loan Asset-Backed 2001-1 2A1(a)                         2.658      12/25/2030    1,445,179       1,445,788
Chase Manhattan Auto Owner Trust 2003-A A3                                     1.520       5/15/2007    1,060,646       1,052,859
Chec Loan Trust 2004-2 A1 (a)                                                  2.588      10/25/2034    1,591,076       1,591,105
Chase Credit Card Master Trust 2002-2 C (a)                                    3.303       7/16/2007    2,985,000       2,990,198
Citibank Credit Card Issuance Trust 2000-C1 C1                                 7.450       9/15/2007    3,250,000       3,347,759
Citibank Credit Card Issuance Trust 2001-C3 C3                                 6.650       5/15/2008    1,420,000       1,477,426
Citibank Credit Card issuance Trust 2002-A2 A2 (a)                             2.320       2/15/2007    4,545,000       4,543,796
Countrywide Asset-Backed Certificates 2004-10 2AV1 (a)                         2.578       9/15/2014    1,097,609       1,097,721
Countrywide Asset-backed Certificates 2004-14 A1 (a)                           2.560      12/25/2022    2,300,000       2,300,000
CS First Boston Mortgage Securities Corp. 2002-HE4                             6.940       8/25/2032      650,000         668,897
First USA Credit Card Master Trust 1998-4 (a)                                  2.910       3/18/2008    1,875,000       1,876,138
Harley-Davidson Motorcycle Trust 2001-3 B                                      3.720      10/15/2009    1,332,550       1,335,593
Honda Auto Receivables Owner Trust 2004-1 A3                                   2.400       2/21/2008    1,383,000       1,367,544
Household Credit Card Master Note Trust I 2001 Cl A (a)                        2.543       8/15/2008    3,250,000       3,253,986
John Deere Owner Trust 2004-A A1                                               1.140       5/13/2005    1,110,929       1,109,986
MBNA Master Credit Card Trust 2000-A C                                         7.900       7/16/2007    2,145,000       2,156,730
MBNA Master Credit Card Trust 2000-C C (a)                                     3.203       7/15/2007    4,400,000       4,399,313
MBNA Credit Card Master Note Trust 2001-C3 C3                                  6.550      12/15/2008    1,595,000       1,664,281
MMCA Automobile Trust 2002-1 Cl B                                              5.370       1/15/2010      315,866         319,128
Morgan Stanley Auto Loan Trust                                                 1.330       5/15/2006      126,419         126,308
Option One Mortgage Loan Trust 2004-3 A2 (a)                                   2.568      11/25/2034    2,736,336       2,736,387
Residential Asset Mortgage Products, Inc. 2004-RS12 AII1 (a)                   2.547       5/25/2027    2,700,000       2,700,000
Residential Asset Securities Corp. 2004-KS10 AI1 (a)                           2.588       3/25/2025    1,325,995       1,326,137
Residential Asset Securities Corp. 2003-KS11 AI1 (a)                           2.588       9/25/2021      955,746         955,888
Specialty Underwriting & Residential Finance 2004-BC4 A2A (a)                  2.570      10/25/2035    2,860,000       2,860,000
USAA Auto Owner Trust 2004-3 A1                                                2.337      11/15/2005    2,002,075       2,001,361
Vanderbilt Mortgage Finance 1999-A 1A6                                         6.750        3/7/2029    1,110,000       1,170,677
WFS Financial Owner Trust 2004-1 D                                             3.170       8/22/2011    1,730,422       1,715,172
WFS Financial Owner Trust 2004-4 C                                             3.210       5/17/2012    2,025,000       2,015,849
WFS Financial Owner Trust 2004-4 Cl A2                                         2.500      12/17/2007    1,335,000       1,328,775
Whole Auto Loan Trust 2004-1 A1                                                2.150      10/15/2005    3,472,978       3,469,738
Whole Loan Auto Trust 2003-1 A2                                                1.400       4/15/2006      730,470         728,643
                                                                                                                     ------------
Total Asset Backed (Cost $93,701,925)                                                                                  93,303,789
                                                                                                                     ------------
COLLATERALIZED MORTGAGE OBLIGATIONS--4.5%
GNMA 2004-51 A                                                                 4.145       2/16/2018    2,055,517       2,068,936
GNMA 2004-57 A                                                                 3.022       1/16/2019      990,250         971,472
GNMA 2004-12 A                                                                 3.110       1/16/2019    1,228,394       1,201,701

   The accompanying notes are an integral part of the financial statements.

                   MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                     STANDISH MELLON FIXED INCOME PORTFOLIO

                   SCHEDULE OF INVESTMENTS--DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                                                                            PAR           VALUE
 SECURITY DESCRIPTION                                                          RATE        MATURITY         VALUE        (NOTE 1A)
------------------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
GNMA 2004-25 AC                                                               3.377%      1/16/2023    $  885,000    $    870,335
GNMA 2004-43 A                                                                2.822      12/16/2019     1,389,459       1,354,351
GNMA 2004-67 A                                                                3.648       9/16/2017     1,080,990       1,076,320
GNMA 2003-48 AC                                                               2.712       2/16/2020     2,690,669       2,630,118
GNMA 2003-72 A                                                                3.206       4/16/2018     2,350,390       2,323,157
GNMA 2004-97 AB                                                               3.084       1/16/2022     1,994,150       1,946,230
GNMA 2004-77 A                                                                3.402       3/16/2020       866,205         854,653
GNMA 2003-88 AC                                                               2.914       6/16/2018     1,707,918       1,672,205
GNMA 2003-96 B                                                                3.607       8/16/2018       615,000         610,615
Structured Asset Mortgage Investments, Inc. 1998-2 B                          6.750       4/30/2030       115,514         115,145
Washington Mutual 2003-AR10 (a)                                               4.086      10/25/2033     1,800,000       1,785,046
Washington Mutual 2004-AR9 A7 (a)                                             4.240       8/25/2034     1,250,000       1,250,985
                                                                                                                     ------------
Total Collateralized Mortgage Obligations (Cost $20,867,163)                                                           20,731,269
                                                                                                                     ------------
CORPORATE--30.0%
BANKING--5.3%
Amsouth Bank NA                                                               4.850        4/1/2013     1,100,000       1,098,812
Bank of America Corp.                                                         7.400       1/15/2011     2,100,000       2,432,594
BB&T Corp.                                                                    4.750       10/1/2012     1,000,000       1,005,074
Chevy Chase Bank FSB                                                          6.875       12/1/2013     1,370,000       1,414,525
Citigroup, Inc.                                                               5.625       8/27/2012     1,305,000       1,389,747
City National Corp.                                                           5.125       2/15/2013       940,000         949,414
JP Morgan Chase & Co                                                          5.125       9/15/2014     1,600,000       1,610,496
National City Bank                                                            6.200      12/15/2011     1,300,000       1,429,156
National City Corp.                                                           6.875       5/15/2019       675,000         771,372
Provident Cap Trust I                                                         8.600       12/1/2026       590,000         650,792
Rabobank Capital Funding Trust III 144A                                       5.254      10/15/2049     1,450,000       1,442,119
Regions Financial Corp.                                                       6.375       5/15/2012     1,000,000       1,102,459
Southtrust Corp.                                                              5.800       6/15/2014       330,000         349,457
Union Planters Corp.                                                          4.375       12/1/2010       525,000         524,058
Union Planters Corp.                                                          7.750        3/1/2011     1,965,000       2,300,964
US Bank National Association                                                  6.375        8/1/2011       890,000         988,392
Wachovia Corp.                                                                4.875       2/15/2014       650,000         647,841
Washington Mutual, Inc.                                                       4.625        4/1/2014     2,175,000       2,079,415
Wells Fargo & Co.                                                             6.375        8/1/2011       850,000         941,075
Wells Fargo & Co.                                                             5.000      11/15/2014       480,000         485,472
Zions Bancorporation                                                          6.000       9/15/2015     1,145,000       1,220,575
                                                                                                                     ------------
                                                                                                                       24,833,809
                                                                                                                     ------------
BASIC MATERIALS--2.1%

Cabot Corp. 144A                                                              5.250        9/1/2013       900,000         900,967
Georgia-Pacific Corp.                                                         8.000       1/15/2024       980,000       1,136,800
ICI Wilmington, Inc.                                                          4.375       12/1/2008       335,000         336,891
International Flavors & Fragrances, Inc.                                      6.450       5/15/2006       950,000         987,874
International Paper Co.(*)                                                    5.300        4/1/2015     1,150,000       1,163,494
International Steel Group(*)                                                  6.500       4/15/2014     1,045,000       1,120,763
Lubrizol Corp.                                                                4.625       10/1/2009       930,000         928,565
Lubrizol Corp.(*)                                                             6.500       10/1/2034     1,400,000       1,425,840
Meadwestvaco Corp.                                                            6.800      11/15/2032       545,000         595,757
RPM International                                                             6.250      12/15/2013     1,145,000       1,191,029
                                                                                                                     ------------
                                                                                                                        9,787,980
                                                                                                                     ------------

   The accompanying notes are an integral part of the financial statements.

                   MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                     STANDISH MELLON FIXED INCOME PORTFOLIO

                   SCHEDULE OF INVESTMENTS--DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                                                                           PAR           VALUE
 SECURITY DESCRIPTION                                                          RATE        MATURITY         VALUE        (NOTE 1A)
------------------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS--3.1%
AT&T Wireless Services, Inc.                                                  8.750%       3/1/2031    $  430,000    $    579,775
Clear Channel Communication                                                   4.250       5/15/2009     1,030,000       1,019,576
Comcast Corp.(*)                                                              5.500       3/15/2011       325,000         343,510
L-3 Communications Corp.                                                      7.625       6/15/2012     1,450,000       1,591,375
News America Holdings(*)                                                      9.250        2/1/2013       536,000         690,754
News America Inc 144A(*)                                                      5.300      12/15/2014       295,000         298,481
SBC Communications(*)                                                         5.625       6/15/2016       710,000         733,466
Sprint Capital Corp.                                                          8.750       3/15/2032     1,720,000       2,291,571
TCI Communications, Inc.                                                      7.875       2/15/2026       825,000       1,013,121
Time Warner, Inc.                                                             6.750       4/15/2011     1,925,000       2,165,354
Univision Communications, Inc.                                                7.850       7/15/2011       917,000       1,081,925
Verizon Global Funding Corp.(*)                                               4.375        6/1/2013     2,050,000       1,997,567
Verizon Global Funding Corp.(*)                                               7.750       6/15/2032       575,000         717,419
                                                                                                                     ------------
                                                                                                                       14,523,894
                                                                                                                     ------------
CONSUMER CYCLICAL--1.3%
Caesars Entertainment, Inc.                                                   8.500      11/15/2006       520,000         562,900
Caesars Entertainment, Inc.                                                   8.875       9/15/2008       900,000       1,019,250
DaimlerChrysler NA Holding Corp.                                              8.500       1/18/2031       325,000         406,072
DR Horton, Inc.(*)                                                            8.500       4/15/2012       170,000         189,550
Heinz (H.J.) Co.                                                              6.189       12/1/2005     1,105,000       1,132,122
MGM Mirage, Inc.                                                              6.950        2/1/2005       720,000         721,800
MGM Mirage, Inc.                                                              6.000       10/1/2009       410,000         420,250
Mohegan Tribal Gaming Authority                                               8.000        4/1/2012       840,000         911,400
Station Casinos                                                               6.000        4/1/2012       850,000         865,938
                                                                                                                     ------------
                                                                                                                        6,229,282
                                                                                                                     ------------
CONSUMER NONCYCLICAL--2.9%
Altria Group, Inc.                                                            7.000       11/4/2013       900,000         975,194
Aramark Services, Inc.                                                        7.000       7/15/2006     2,290,000       2,398,241
Aramark Services, Inc.                                                        7.000        5/1/2007     1,225,000       1,306,959
Erac USA Finance Co. 144A                                                     7.950      12/15/2009     1,000,000       1,161,184
Kroger Co.                                                                    7.250        6/1/2009       600,000         672,063
Kroger Co.                                                                    8.000       9/15/2029       955,000       1,189,149
Laboratory Corp. of America Holdings                                          5.500        2/1/2013       895,000         927,989
RR Donnelley & Sons Co.                                                       4.950        4/1/2014     1,710,000       1,716,163
Safeway, Inc.                                                                 6.150        3/1/2006     1,470,000       1,516,249
Stater Brothers Holding(*)                                                    8.125       6/15/2012       865,000         914,738
Wyeth                                                                         5.500       3/15/2013       555,000         576,824
                                                                                                                     ------------
                                                                                                                       13,354,753
                                                                                                                     ------------
ENERGY--1.3%
Amerada Hess Corp.                                                            7.300       8/15/2031     1,190,000       1,327,565
Halliburton Co.(*)                                                            5.500      10/15/2010       705,000         742,561
Southern Natural Gas Co.                                                      6.700       10/1/2007     1,910,000       2,003,113
Tosco Corp.                                                                   7.250        1/1/2007       615,000         656,065
XTO Energy, Inc.(*)                                                           7.500       4/15/2012     1,220,000       1,427,651
                                                                                                                     ------------
                                                                                                                        6,156,955
                                                                                                                     ------------
FINANCIAL--8.1%
Archstone-Smith Operating Trust                                               5.000       8/15/2007       850,000         873,673
Archstone-Smith Operating Trust                                               5.625       8/15/2014       225,000         233,755
Arden Realty LP REIT                                                          5.200        9/1/2011       780,000         786,923

   The accompanying notes are an integral part of the financial statements.

                   MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                     STANDISH MELLON FIXED INCOME PORTFOLIO

                   SCHEDULE OF INVESTMENTS--DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                                                                            PAR           VALUE
 SECURITY DESCRIPTION                                                          RATE        MATURITY         VALUE        (NOTE 1A)
------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL (CONTINUED)
ASIF Global Financing 144A                                                    3.850%     11/26/2007   $   870,000    $    873,323
Bear Stearns Cos., Inc.(*)                                                    4.500      10/28/2010       905,000         912,753
Boeing Capital Corp.                                                          4.750       8/25/2008       350,000         361,986
Boeing Capital Corp.                                                          7.375       9/27/2010       780,000         899,280
Boston Properties LP                                                          5.625       4/15/2015       675,000         695,770
Countrywide Home Loans, Inc.                                                  4.000       3/22/2011     2,379,000       2,313,007
Deluxe Corp. 144A                                                             3.500       10/1/2007       485,000         478,754
Duke Really LP                                                                5.875       8/15/2012     1,150,000       1,213,989
Duke Realty LP                                                                7.750      11/15/2009       915,000       1,047,365
Duke Realty LP                                                                6.950       3/15/2011        25,000          27,929
EOP Operating LP                                                              7.000       7/15/2011     1,100,000       1,240,517
ERP Operating LP                                                              6.625       3/15/2012       450,000         501,937
Ford Motor Credit Co.                                                         7.200       6/15/2007     2,290,000       2,442,617
Ford Motor Credit Co.(*)                                                      5.625       10/1/2008     1,900,000       1,942,117
General Electric Capital Corp.                                                6.125       2/22/2011       800,000         876,312
General Motors Acceptance Corp.(*)                                            6.750       12/1/2014     1,300,000       1,301,777
Glencore Funding LLC 144A                                                     6.000       4/15/2014     1,320,000       1,277,071
Goldman Sachs Group, Inc.(*)                                                  3.875       1/15/2009       650,000         648,528
Goldman Sachs Group, Inc.                                                     5.700        9/1/2012       750,000         795,014
Healthcare Realty Trust, Inc.                                                 8.125        5/1/2011       540,000         629,058
Household Finance Corp.                                                       6.375      10/15/2011     1,848,000       2,040,924
Jefferies Group, Inc.                                                         7.750       3/15/2012     1,920,000       2,178,509
Leucadia National Corp.                                                       7.000       8/15/2013     1,160,000       1,194,800
MassMutual Global Funding II 144A                                             3.800       4/15/2009       650,000         644,152
Morgan Stanley                                                                4.750        4/1/2014     1,350,000       1,315,451
Nationwide Mutual Insurance Co. 144A                                          8.250       12/1/2031     1,000,000       1,235,879
Nationwide Mutual Insurance Co. 144A                                          6.600       4/15/2034       485,000         485,562
Principal Life Income Funding Trusts (a)                                      2.080      10/14/2005     1,935,000       1,934,774
Prudential Financial, Inc.                                                    5.100       9/20/2014       925,000         929,433
Simon Property Group LP 144A                                                  4.875       8/15/2010       795,000         810,328
SLM Corp.                                                                     5.000       10/1/2013     2,600,000       2,632,854
                                                                                                                     ------------
                                                                                                                       37,776,121
                                                                                                                     ------------
INDUSTRIAL--1.4%
American Standard, Inc.(*)                                                    7.375        2/1/2008       500,000         548,413
ICI Wilmington                                                                5.625       12/1/2013     1,365,000       1,413,720
Northrop Grumman Corp.                                                        7.125       2/15/2011       545,000         625,449
Raytheon Co.                                                                  6.750       8/15/2007       248,000         267,172
Raytheon Co.                                                                  5.500      11/15/2012       380,000         401,204
Sealed Air Corp. 144A                                                         5.625       7/15/2013       570,000         589,675
Waste Management, Inc.                                                        6.875       5/15/2009     1,220,000       1,351,732
Waste Management, Inc.                                                        7.375        8/1/2010       275,000         315,220
Waste Management, Inc.(*)                                                     7.000       7/15/2028       900,000       1,015,107
Waste Management, Inc.                                                        7.375       5/15/2029        35,000          41,117
                                                                                                                     ------------
                                                                                                                        6,568,809
                                                                                                                     ------------
SERVICES--0.3%
CVS Corp.(*)                                                                  4.000       9/15/2009       360,000         358,308
May Dept Stores                                                               6.650       7/15/2024     1,145,000       1,204,801
                                                                                                                     ------------
                                                                                                                        1,563,109
                                                                                                                     ------------

   The accompanying notes are an integral part of the financial statements.

                   MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                     STANDISH MELLON FIXED INCOME PORTFOLIO

                  SCHEDULE OF INVESTMENTS--DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                                                                             PAR          VALUE
SECURITY DESCRIPTION                                                           RATE         MATURITY         VALUE       (NOTE 1A)
------------------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--0.8%
CSX Corp.                                                                      6.250%     10/15/2008   $  865,000    $    932,623
Fedex Corp.                                                                    2.650        4/1/2007    1,090,000       1,067,575
Norfolk Southern Corp.(*)                                                      6.750       2/15/2011      325,000         366,267
Union Pacific Corp.                                                            3.875       2/15/2009    1,400,000       1,389,919
                                                                                                                     ------------
                                                                                                                        3,756,384
                                                                                                                     ------------
TECHNOLOGY--0.1%
Freescale Semiconductor, Inc.                                                  6.875       7/15/2011      335,000         359,288
                                                                                                                     ------------
UTILITIES--3.3%
Appalachian Power Co.                                                          5.950       5/15/2033      450,000         454,656
Arizona Public Service(*)                                                      6.500        3/1/2012      400,000         444,652
Consumers Energy Co.                                                           6.250       9/15/2006      625,000         652,537
Consumers Energy Co.                                                           5.375       4/15/2013      995,000       1,029,024
Dominion Resources, Inc.                                                       5.250        8/1/2033    1,575,000       1,577,848
First Energy Corp.                                                             7.375      11/15/2031      400,000         456,794
Illinois Power Co.                                                             7.500       6/15/2009    1,190,000       1,342,166
Indianapolis Power & Light 144A                                                6.600        1/1/2034      285,000         305,322
Monongahela Power 144A                                                         6.700       6/15/2014      260,000         288,047
Nevada Power Co. 144A                                                          5.875       1/15/2015      275,000         277,063
Niagara Mohawk Power Corp.                                                     7.750       10/1/2008    1,000,000       1,124,983
Nisource Finance Corp.                                                         7.875      11/15/2010      750,000         881,684
Pacific Gas & Electric Co.                                                     3.600        3/1/2009      550,000         540,868
Pepco Holdings, Inc.                                                           5.500       8/15/2007      850,000         883,929
Public Service Co. of Colorado                                                 4.375       10/1/2008      930,000         943,015
Southern California Edison Co. (a)                                             2.353       1/13/2006    1,550,000       1,555,358
Southern California Edison Co.                                                 8.000       2/15/2007    1,100,000       1,197,879
Txu Corp. 144A                                                                 6.500      11/15/2024    1,105,000       1,106,844
                                                                                                                     ------------
                                                                                                                       15,062,669
                                                                                                                     ------------
Total Corporate (Cost $136,411,986)                                                                                   139,973,053
                                                                                                                     ------------
MUNICIPAL BONDS--0.9%
Badger Tob Asset Securitization Corp.                                          6.125        6/1/2027      965,000         958,486
Golden State Tobacco Securitization Corp.                                      5.000        6/1/2021    1,795,000       1,803,634
Sacramento County California Pension Funding (b)                               0.000       7/10/2030    1,675,000       1,586,225
                                                                                                                     ------------
Total Municipal Obligations (Cost $4,137,374)                                                                           4,348,345
                                                                                                                     ------------
SOVEREIGN BONDS--3.0%
Banco Nacional de Desenvolvimento Economic (a)                                 5.832       6/16/2008    1,325,000       1,354,813
Republic of El Salvador                                                        9.500       8/15/2006    1,200,000       1,308,000
Republic of El Salvador 144A                                                   8.500       7/25/2011      870,000         993,975
Republic of Panama                                                             9.625        2/8/2011    1,010,000       1,196,850
Republic of South Africa                                                       6.500        6/2/2014    1,250,000       1,362,250
Russian Federation                                                            10.000       6/26/2007    1,315,000       1,483,583
Russian Federation(*)                                                          8.250       3/31/2010      955,000       1,052,295
Russian Federation                                                             5.000       3/31/2030      800,000         825,000
Ukraine Government 144A (a)                                                    5.330        8/5/2009      545,000         575,307
United Mexican States                                                          6.375       1/16/2013      750,000         796,875
United Mexican States                                                          6.750       9/27/2034    2,785,000       2,754,365
                                                                                                                     ------------
Total Sovereign Bonds (Cost $13,395,756)                                                                               13,703,313
                                                                                                                     ------------

   The accompanying notes are an integral part of the financial statements.


                   MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                     STANDISH MELLON FIXED INCOME PORTFOLIO

                   SCHEDULE OF INVESTMENTS--DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                                                                             PAR          VALUE
 SECURITY DESCRIPTION                                                          RATE         MATURITY         VALUE       (NOTE 1A)
------------------------------------------------------------------------------------------------------------------------------------
YANKEE BONDS--5.6%
Amvescap PLC                                                                   5.375%      2/27/2013   $1,090,000    $  1,099,723
Bombardier, Inc. 144A                                                          7.450        5/1/2034    1,415,000       1,206,288
Bombardier, Inc. 144A                                                          6.300        5/1/2014      690,000         598,575
British Sky Broadcasting PLC                                                   6.875       2/23/2009      115,000         126,156
British Sky Broadcasting PLC                                                   8.200       7/15/2009    3,555,000       4,109,267
Celulosa Arauco Constitution                                                   5.125        7/9/2013      935,000         925,980
Deutsche Telekom International Finance BV                                      8.500       6/15/2010      700,000         833,961
Deutsche Telekom International Finance BV                                      8.750       6/15/2030      965,000       1,274,242
Domtar, Inc.(*)                                                                5.375       12/1/2013      560,000         554,432
Donohue Forest Products                                                        7.625       5/15/2007    1,560,000       1,613,620
Export-Import Bank Korea                                                       4.500       8/12/2009      895,000         902,480
French Telecom                                                                 8.500        3/1/2011      440,000         524,877
HBOS PLC 144A                                                                  5.375       11/1/2013    1,200,000       1,230,367
Nordea Bank Sweden AB 144A                                                     5.250      11/30/2012    1,660,000       1,718,837
Northern Rock PLC 144A                                                         5.600       4/30/2014      640,000         660,796
Pearson Dollar Finance PLC 144A                                                4.700        6/1/2009      875,000         891,798
Petro-Canada                                                                   5.000      11/15/2014      920,000         916,616
Rogers Wireless Inc. 144A                                                      7.250      12/15/2012      385,000         408,100
Rogers Wireless Inc. 144A                                                      7.500       3/15/2015      110,000         116,050
Royal Caribbean Cruises Ltd.                                                   8.750        2/2/2011    1,720,000       2,031,750
Sappi Papier Holding AG 144A                                                   6.750       6/15/2012    1,076,000       1,195,553
St. George Bank Ltd. 144A                                                      5.300      10/15/2015      890,000         906,178
Teck Cominco Ltd.                                                              7.000       9/15/2012    1,465,000       1,623,764
UPM-Kymmene Corp. Senior Notes 144A                                            5.625       12/1/2014      580,000         604,932
                                                                                                                     ------------
Total Yankee Bonds (Cost $24,964,332)                                                                                  26,074,342
                                                                                                                     ------------

NON-AGENCY--4.4%
NON-AGENCY PASS THRU SECURITIES--4.4%

Bear Stearns Commercial Mortgage Securities 2003-T12 A3                        4.240       8/13/2039    1,890,000       1,878,553
Calwest Industrial Trust 2002-CALW A                                           6.127       2/15/2017    1,120,000       1,218,375
Capco America Securitization Corp. 1998-D7 A1B                                 6.260      10/15/2030    1,165,000       1,255,228
DLJ Commercial Mortgage Corp. 1998-CF2 B1 (a)                                  7.050      11/12/2031    2,350,000       2,562,687
First Chicago/Lennar Trust 1997-CHL1 D(a)                                      7.863       4/29/2039    3,995,001       4,161,668
GMAC Commercial Mortgage Securities, Inc. 1996-C1 F non-ERISA                  7.860      11/15/2006    2,375,000       2,524,994
Lehman Brothers 2004-LLFA A1 (a)                                               2.533      10/15/2017    4,395,919       4,401,229
Mach One Trust 2004-1A A1                                                      3.890       5/28/2040    1,117,393       1,113,316
JP Morgan Commercial Mortgage Finance Corp. 1997-C5 A3                         7.088       9/15/2029    1,274,034       1,354,889
                                                                                                                     ------------
Total Non-Agency (Cost $19,938,924)                                                                                    20,470,939
                                                                                                                     ------------
U.S. GOVERNMENT AGENCY--33.6%
PASS THRU SECURITIES--33.6%
FHLMC Gold                                                                     4.000       10/1/2009      687,015         689,927
FHLMC Gold                                                                     7.000       11/1/2031      223,621         237,001
FHLMC Gold                                                                     7.000       11/1/2031      189,433         200,768
FHLMC Gold                                                                     6.000       10/1/2033    2,772,726       2,865,521
FHLMC Gold                                                                     5.500        1/1/2034    1,065,688       1,083,306
FHLMC Gold                                                                     5.500        3/1/2034      422,829         429,820
FNMA                                                                           4.000        5/1/2010    2,710,092       2,696,001
FNMA                                                                           3.640        6/1/2010    2,665,000       2,561,355
FNMA                                                                           3.530        7/1/2010    1,200,026       1,159,996
FNMA                                                                           5.139      12/25/2011    1,050,216       1,095,887

   The accompanying notes are an integral part of the financial statements.

                   MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                     STANDISH MELLON FIXED INCOME PORTFOLIO

                   SCHEDULE OF INVESTMENTS--DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                                                                            PAR           VALUE
 SECURITY DESCRIPTION                                                          RATE        MATURITY         VALUE        (NOTE 1A)
------------------------------------------------------------------------------------------------------------------------------------
PASS THRU SECURITIES (CONTINUED)
FNMA                                                                          8.500%       6/1/2012  $     47,010    $     49,767
FNMA                                                                          5.000        7/1/2018     1,032,094       1,049,600
FNMA                                                                          5.000        1/1/2019       538,711         547,683
FNMA                                                                          5.500       11/1/2024     2,020,402       2,066,277
FNMA                                                                          5.500        1/1/2025     5,050,000       5,164,665
FNMA                                                                          7.500       11/1/2029           896             960
FNMA                                                                          5.500        5/1/2033     1,247,226       1,267,283
FNMA                                                                          5.500        1/1/2034       918,999         933,777
FNMA                                                                          5.500        1/1/2034     2,393,128       2,431,613
FNMA (TBA)(#)                                                                 5.000        1/1/2020     7,775,000       7,896,484
FNMA (TBA)(#)                                                                 6.000        1/1/2020    18,900,000      19,797,750
FNMA (TBA)(#)                                                                 6.000        1/1/2035    34,225,000      35,380,094
FNMA (TBA)(#)                                                                 5.500        1/1/2020    20,500,000      21,179,063
FNMA (TBA)(#)                                                                 5.500        1/1/2035    38,615,000      39,194,225
FNMA (TBA)(#)                                                                 5.500        2/1/2020     6,000,000       6,185,628
GNMA                                                                          9.000       2/15/2021        20,801          23,385
GNMA                                                                          6.500       8/15/2032       342,782         361,157
                                                                                                                     ------------
Total U.S. Government Agency (Cost $156,510,531)                                                                      156,548,993
                                                                                                                     ------------
US TREASURY OBLIGATIONS--11.6%
U.S. Treasury Inflation Index Bonds(*)                                        3.000       7/15/2012     9,352,344      10,436,262
U.S. Treasury Note(*)                                                         1.625       1/31/2005        25,000          24,994
U.S. Treasury Note(*)                                                         1.625       3/31/2005     5,255,000       5,246,792
U.S. Treasury Note(*)                                                         4.250       8/15/2013    19,775,000      19,931,045
U.S. Treasury Note(*)                                                         6.250       5/15/2030    15,265,000      18,250,620
                                                                                                                     ------------
Total U.S. Treasury Obligations (Cost $53,315,731)                                                                     53,889,713
                                                                                                                     ------------
FOREIGN DENOMINATED--3.0%
EURO--3.0%
Deutsche Republic                                                             4.125         7/4/2008  EUR 3,265,000     4,614,492
Deutsche Republic                                                             4.500        1/4/2013     3,205,000       4,646,304
Deutsche Republic                                                             4.750        7/4/2034     3,195,000       4,667,100
                                                                                                                     ------------
Total Foreign Denominated (Cost $11,628,666)                                                                           13,927,896
                                                                                                                     ------------
TOTAL BONDS AND NOTES (COST $534,872,388)                                                                             542,971,652
                                                                                                                     ------------
CONVERTIBLE PREFERRED STOCKS--0.8%                                                                         SHARES
                                                                                                          -------
Equity Office Properties Trust 5.25% 144A CVT Pfd REIT                                                     50,600       2,599,575
Fannie Mae 5.375% CVT Pfd                                                                                       8         846,000
Fannie Mae 7.00% CVT Pfd                                                                                    7,950         450,666
                                                                                                                     ------------
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $3,732,200)                                                                    3,896,241

PURCHASED OPTIONS--0.0%                                                                             CONTRACT SIZE
                                                                                                    -------------
US Treasury Note 3.00% Call , Strike Price 101.109 2/18/05                                                232,150           1,814
US Treasury Note 4.25% Call , Strike Price 99.875 3/02/05                                                  45,250          50,047
US Treasury Note 4.25% Put, Strike Price 98.0078 3/02/05                                                   45,750          20,176
                                                                                                                     ------------
TOTAL PURCHASED OPTIONS (Cost $232,187)                                                                                    72,037
                                                                                                                     ------------

   The accompanying notes are an integral part of the financial statements.

                   MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                     STANDISH MELLON FIXED INCOME PORTFOLIO

                   SCHEDULE OF INVESTMENTS--DECEMBER 31, 2004

                                                                                                            PAR           VALUE
 SECURITY DESCRIPTION                                                          RATE        MATURITY         VALUE        (NOTE 1A)
------------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--25.1%
U.S. GOVERNMENT AGENCY--9.0%
FNMA Discount Note((+)(+))                                                    2.171%      1/13/2005   $12,860,000    $ 12,850,632
FNMA Discount Note((+)(+))                                                    2.096       1/19/2005    28,965,000      28,933,217
                                                                                                                    -------------
                                                                                                                       41,783,849
                                                                                                                    -------------
U.S. TREASURY BILL--0.0%
U.S. Treasury Bill( !)                                                        2.215       3/17/2005       400,000         398,302
                                                                                                                    -------------

INVESTMENT COMPANIES--0.3%                                                                               SHARES
                                                                                                       ----------
Dreyfus Institutional Preferred Plus Money Market Fund ((+))                                            1,491,436       1,491,436
                                                                                                                    -------------
INVESTMENT OF CASH COLLATERAL--15.8%
BlackRock Cash Strategies L.L.C( **)                                                                   73,522,325      73,522,325
                                                                                                                    -------------
TOTAL SHORT TERM INVESTMENTS (Cost $117,195,800)                                                                      117,195,912
                                                                                                                    -------------
TOTAL INVESTMENTS--142.7% (COST $656,032,575)                                                                         664,135,842

OTHER ASSETS, LESS LIABILITIES--(42.7)%                                                                             (198,593,060)
                                                                                                                    -------------
NET ASSETS--100%                                                                                                     $465,542,782
                                                                                                                    =============

NOTES TO SCHEDULE OF INVESTMENTS:

144A-Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified buyers.
EUR-Euro
FHLMC-Federal Home Loan Mortgage Company
FNMA-Federal National Mortgage Association
GNMA-Government National Mortgage Association
REIT-Real Estate Investment Trust
TBA-To Be Announced
(a) Variable Rate Security, rate indicated is as of 12/31/04.
(b) Zero coupon security.
(+) Affiliated institutional money market fund.
(+)(+) Rate noted is yield to maturity
*  Security, or a portion thereof, was on loan at December 31, 2004.
** Money market fund exempt from registration under the Investment Company Act of 1940 offered only to eligible investors.
#     Delayed Delivery contract.
!     Denotes all of part of security pledged as collateral.

At December 31, 2004 the Portfolio held the following futures contracts:

                                                                                         UNDERLYING FACE          UNREALIZED
CONTRACT                                       POSITION         EXPIRATION DATE          AMOUNT AT VALUE          GAIN/(LOSS)
------------------------------------------------------------------------------------------------------------------------------------
U.S. Long Bond CBT (20 Contracts)                Long               3/21/2005            $  2,250,000             $   39,432
U.S. 5 Year Note (335 Contracts)                 Short              3/21/2005              36,692,969               (264,987)
U.S. 10 Year Note (131 Contracts)                Short              3/21/2005              14,663,813               (154,172)
                                                                                                                   ---------
                                                                                                                   $(379,727)
                                                                                                                   =========

   The accompanying notes are an integral part of the financial statements.

                   MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                     STANDISH MELLON FIXED INCOME PORTFOLIO

                   SCHEDULE OF INVESTMENTS--DECEMBER 31, 2004
--------------------------------------------------------------------------------

At December 31, 2004, the Portfolio held the following forward foreign currency exchange contracts:

                                            LOCAL
                                          PRINCIPAL          CONTRACT           VALUE AT            USD AMOUNT          UNREALIZED
  CONTRACTS TO DELIVER                     AMOUNT           VALUE DATE      DECEMBER 31, 2004       TO RECEIVE            (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
Euro                                    8,410,000          3/16/2005         $11,417,929        $11,201,952            $(215,977)

During the year ended December 31, 2004, the Portfolio entered into the following option transactions:

WRITTEN PUT OPTION TRANSACTIONS                                                              NUMBER OF CONTRACTS       PREMIUMS
-----------------------------------------------------------------------------------------------------------------------------------
Outstanding, beginning of period                                                                       4             $    287,972
Options written                                                                                       12                1,077,286
Options expired                                                                                      (12)              (1,089,115)
Options closed                                                                                        (3)                (211,092)
                                                                                                    ------           ------------
Outstanding, end of period                                                                             1             $     65,051
                                                                                                    ======           ============


SECURITY                                                                                           CONTRACT              VALUE
-----------------------------------------------------------------------------------------------------------------------------------
US Treasury Note 4.25% Put, Strike Price 96.195, 3/2/05 (premiums received $65,051)                    1                  $11,712
                                                                                                    ------           ------------

WRITTEN CALL OPTION TRANSACTIONS                                                             NUMBER OF CONTRACTS        PREMIUMS
-----------------------------------------------------------------------------------------------------------------------------------
Outstanding, beginning of period                                                                       4             $    220,133
Options written                                                                                       11                  598,720
Options expired                                                                                       (6)                (320,027)
Options closed                                                                                        (8)                (467,717)
                                                                                                    ------           ------------
Outstanding, end of period                                                                             1                  $31,109
                                                                                                    ======           ============

SECURITY                                                                                           CONTRACT              VALUE
-----------------------------------------------------------------------------------------------------------------------------------
US Treasury Note 4.25% Call, Strike Price 101.406, 3/2/05 (premiums received $31,109)                  1             $     47,332
                                                                                                    ------           ------------

   The accompanying notes are an integral part of the financial statements.

                   MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                     STANDISH MELLON FIXED INCOME PORTFOLIO

                   SCHEDULE OF INVESTMENTS--DECEMBER 31, 2004
--------------------------------------------------------------------------------

At December 31, 2004, the Portfolio held the following swap contracts:

NOTIONAL AMOUNT

PORTFOLIO/COUNTERPARTY         EXPIRATION DATE                        DESCRIPTION                                       VALUE
------------------------------------------------------------------------------------------------------------------------------------

1,415,000 USD                      6/20/09              Agreement with Merrill Lynch, dated 4/23/04
                                                        to receive 1.56% per year times the notional
                                                        amount. The Portfolio makes payment only upon
                                                        a credit event by Georgia Pacific Corp., the notional
                                                        amount times the difference between the par value
                                                        and the then-market of Georgia Pacific Corp.,
                                                        8.125% due 5/15/11.                                           $ 38,440

1,000,000 USD                     12/20/08              Agreement with Bear Stearns, dated 12/15/04
                                                        to receive 1.96% per year times the notional amount.
                                                        The Portfolio makes payment only upon a credit
                                                        event by General Motors Acceptance Corp.,
                                                        the notional amount times the difference between
                                                        the par value and the then-market of General Motors
                                                        Acceptance Corp., 6.875% due 8/28/12.                            3,570

1,100,000 USD                     12/20/07              Agreement with Bear Stearns, dated 12/08/04
                                                        to receive 2.05% per year times the notional amount.
                                                        The Portfolio makes payment only upon a credit
                                                        event by Republic of Turkey, the notional amount
                                                        times the difference between the par value
                                                        and the then-market of Republic of Turkey,
                                                        11.875% due 1/15/30.                                            12,353

2,300,000 USD                     12/20/09              Agreement with Bear Stearns, dated 11/17//04
                                                        to receive 2.84% per year times the notional amount.
                                                        The Portfolio makes payment only upon a credit
                                                        event by Ukraine Government, the notional
                                                        amount times the difference between the par
                                                        value and the then-market of Ukraine Government,
                                                        7.65% due 6/11/13.                                              33,132

1,000,000 USD                     12/17/08              Agreement with Lehman Brothers, dated 12/15/04
                                                        to receive the notional amount multiplied by
                                                        3.68375% and to pay the notional amount multiplied
                                                         by the month LIBOR.                                           (5,269)

$940,000 USD                       9/20/09              Agreement with Merrill Lynch, dated 8/25/04
                                                        to pay 5.05% per year times the notional amount.
                                                        The Portfolio receives payment only upon a credit
                                                        event by Bombardier, Inc., the notional amount
                                                        times the difference between the par value and the
                                                        then-market of Bombardier, Inc., 6.75% due 5/1/12.            (27,864)

2,300,000 USD                     11/19/09              Agreement with Bear Stearns, dated 11/17/04
                                                        to receive the notional amount multiplied by
                                                        3.90700% and to pay the notional amount
                                                        multiplied by the 3 month LIBOR.                               (4,945)

1,100,000 USD                     12/20/05              Agreement with Bear Stearns, dated 12/08/04
                                                        to pay 1.05% per year times the notional amount.
                                                        The Portfolio receives payment only upon a credit
                                                        event by Republic of Turkey, the notional amount
                                                        times the difference between the par value and the
                                                        then-market of Republic of Turkey, 11.875% due 1/15/30.        (1,353)
                                                                                                                      --------
                                                        Total Swap Value                                              $ 48,064
                                                                                                                      ========

   The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                    STANDISH MELLON FIXED INCOME PORTFOLIO

             STATEMENT OF ASSETS AND LIABILITIES DECEMBER 31, 2004
--------------------------------------------------------------------------------


ASSETS
 Investments in securities (including securities on loan, valued at $72,044,892) (Note 7)
  Unaffiliated issuers, at value (Note 1A) (cost $654,541,139)                                                    $662,644,406
  Affiliated issuers, at value (Note 1A)(cost $1,491,436) (Note 1H)                                                  1,491,436
  Interest and dividends receivable                                                                                  4,166,313
  Receivable for investments sold                                                                                    1,151,732
  Swap contracts contracts, at value (Note 5)                                                                           48,064
  Prepaid expenses                                                                                                       2,950
                                                                                                                  ------------
  Total assets                                                                                                     669,504,901

LIABILITIES
 Payable for investments purchased                                                         $129,894,582
 Collateral for securities on loan (Note 7)                                                  73,522,325
 Due to custodian                                                                                39,739
 Payable for variation margin on open futures contracts (Note 5)                                 66,906
 Unrealized depreciation on forward foreign currency exchange contracts (Note 5)
                                                                                                215,977
 Options written, at value (premiums received $96,160) (Note 5)                                  59,044
 Accrued professional fees                                                                       78,767
 Accrued accounting and custody fees (Note 2)                                                    26,502
 Accrued trustees' fees and expenses (Note 2)                                                    25,370
 Accrued expenses                                                                                32,907
                                                                                           ------------
    Total liabilities                                                                                              203,962,119
                                                                                                                  ------------
NET ASSETS (APPLICABLE TO INVESTORS' BENEFICIAL INTEREST)                                                         $465,542,782
                                                                                                                  ============

   The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                    STANDISH MELLON FIXED INCOME PORTFOLIO

         STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1C)
  Interest income (including securities lending income of $48,570 (Note 6))                                       $ 21,804,716
  Income from affiliated investments (Note 1H)                                                                          70,946
  Dividend income                                                                                                      151,965
                                                                                                                  ------------
    Total investment Income                                                                                         22,027,627

EXPENSES
 Investment advisory fee (Note 2)                                                          $  1,925,294
 Accounting and custody fees (Note 2)                                                           171,984
 Professional fees                                                                               84,257
 Trustees' fees and expenses (Note 2)                                                            95,651
 Insurance expense                                                                               21,360
 Miscellaneous                                                                                    7,440
                                                                                           ------------
    Total expenses                                                                                                   2,305,986
                                                                                                                  ------------
      Net investment income                                                                                         19,721,641
                                                                                                                  ------------

REALIZED AND UNREALIZED GAIN (LOSS)
 Net realized gain (loss)
 Investment security transactions                                                            21,025,877
 Financial futures contracts                                                                   (170,191)
 Swap transactions                                                                              750,811
 Written Option transactions                                                                  1,077,281
 Foreign currency transactions and forward foreign currency exchange contracts               (2,184,711)
                                                                                           ------------
    Net realized gain                                                                                               20,499,067
  Change in unrealized appreciation (depreciation)
  Investment security transactions                                                          (14,049,184)
  Financial futures contracts                                                                  (319,720)
  Written Option transactions                                                                   (77,753)
  Swaps                                                                                         (50,372)
  Foreign currency transactions and forward foreign currency exchange contracts               1,339,218
                                                                                           ------------
    Change in net unrealized appreciation (depreciation)                                                           (13,157,811)
                                                                                                                  ------------
      Net realized and unrealized gain (loss)                                                                        7,341,256
                                                                                                                  ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                                                                        $ 27,062,897
                                                                                                                  ------------

   The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                    STANDISH MELLON FIXED INCOME PORTFOLIO

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                      FOR THE               FOR THE
                                                                                    YEAR ENDED             YEAR ENDED
                                                                                 DECEMBER 31, 2004      DECEMBER 31, 2003
                                                                                 ------------------     -----------------
INCREASE (DECREASE) IN NET ASSETS: FROM INVESTMENT OPERATIONS
  Net investment income                                                            $  19,721,641          $  30,021,028
  Net realized gains                                                                  20,499,067             15,573,886
  Change in net unrealized appreciation (depreciation)                               (13,157,811)            (4,658,156)
                                                                                   -------------          -------------
  Net increase in net assets from investment operations                               27,062,897             40,936,758
                                                                                   -------------          -------------
CAPITAL TRANSACTIONS
  Contributions                                                                       65,727,299             24,345,488
  Withdrawals                                                                       (238,255,854)          (398,371,613)
                                                                                   -------------          -------------
  Net increase (decrease) in net assets from capital transactions                   (172,528,555)          (374,026,125)
                                                                                   -------------          -------------
TOTAL DECREASE IN NET ASSETS                                                        (145,465,658)          (333,089,367)
                                                                                   -------------          -------------
NET ASSETS
  At beginning of year                                                               611,008,440            944,097,807
                                                                                   -------------          -------------
  At end of year                                                                   $ 465,542,782          $ 611,008,440
                                                                                   =============          =============

   The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                    STANDISH MELLON FIXED INCOME PORTFOLIO

                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                       YEAR ENDED DECEMBER 31,
                                                                    ------------------------------------------------------------
                                                                     2004         2003        2002         2001(A)       2000
                                                                   --------     --------    ---------    ----------   ----------
TOTAL RETURN((+))                                                     5.77%        5.25%        8.89%        7.18%       10.23%
RATIOS:
   Expenses (to average daily net assets)(*)                          0.45%        0.41%        0.38%        0.36%        0.35%
   Net Investment Income (to average daily net assets)(*)             3.80%        3.78%        4.86%        6.37%        7.24%
   Portfolio Turnover                                                   98%         398%         384%         329%         233%
   Net Assets, End of Year (000's omitted)                         $465,543     $611,008     $944,098   $1,495,389   $2,226,002
-------
*  For the periods indicated, the investment adviser voluntarily agreed not to impose all or a portion of its investment advisory fee and/or reimbursed the Fund for a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios would have been:
  Ratios (to average daily net assets):
   Expenses                                                             N/A        0.42%        0.39%          N/A          N/A
   Net investment income                                                N/A        3.77%        4.85%          N/A          N/A

(a) The Portfolio has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies effective January 1, 2001 and began amortizing premium and discount on all debt securities on an effective yield basis. The effect of this change for the year ended December 31, 2001 was to decrease the ratio of the net investment income to average net assets from 6.39% to 6.37%. Ratios for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(+) Total return for the Portfolio has been calculated based on the total return for the invested Fund, assuming all distributions were reinvested, and adjusted for the difference in expenses as set out in the notes to the financial statements. Total return would have been lower in the absence of expense waivers.

   The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                    STANDISH MELLON FIXED INCOME PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)  SIGNIFICANT ACCOUNTING POLICIES:

     Mellon Institutional Funds Master Portfolio (the "Portfolio Trust") was organized as a master trust fund under the laws of the State of New York on January 18, 1996 and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Mellon Fixed Income Portfolio (the "Portfolio") is a separate diversified investment series of the Portfolio Trust.

     At December 31, 2004 there was one fund, Standish Mellon Fixed Income Fund (the "Fund"), invested in the Portfolio. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The Fund's proportionate interest at December 31, 2004 was approximately 100%.

     The objective of the Portfolio is to achieve a high level of current income, consistent with conserving principal and liquidity, and secondarily to seek capital appreciation when changes in interest rates and economic conditions indicate that capital appreciation may be available without significant risk to principal by investing, under normal circumstances, at least 80% of net assets in fixed income securities issued by U.S. and foreign governments and companies.

     The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A. INVESTMENT SECURITY VALUATIONS

     Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by a pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships between securities that are generally recognized by institutional traders. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees.

     Short-term instruments with less than sixty-one days remaining to maturity are valued at amortized cost, which approximates market value. If the Portfolio acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized value based upon the value on such date unless the Trustees determine during such sixty-day period that amortized value does not represent fair value.

     B. SECURITIES TRANSACTIONS AND INCOME

     Securities transactions are recorded as of trade date. Interest income is determined on the basis of coupon interest accrued, adjusted for accretion of discount or amortization of premium using the yield - to - maturity method on long-term debt securities and short-term securities with greater than sixty days to maturity. Realized gains and losses from securities sold are recorded on the identified cost basis. The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid.

     C. INCOME TAXES

     The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state income taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the source of income and diversification requirements applicable to regulated investment companies (under the Internal Revenue
     Code) in order for its investors to satisfy them. The Portfolio allocates at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss deduction or credit.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                    STANDISH MELLON FIXED INCOME PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     D. FOREIGN CURRENCY TRANSACTIONS

     The Portfolio maintains its records in U.S. dollars. Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon current currency exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

     Section 988 of the Internal Revenue Code provides that gains or losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. For financial statement purposes, such amounts are included in net realized gains or losses.

     E. INVESTMENT RISK

     There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

     F. COMMITMENTS AND CONTINGENCIES

     In the normal course of business, the Portfolio may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Portfolio under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risks of loss to be remote.

     G. EXPENSES

     The majority of expenses of the Trust or Portfolio are directly identifiable to an individual fund or Portfolio. Expenses which are not readily identifiable to a specific fund or Portfolio are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

     H. AFFILIATED ISSUERS

     Affiliated issuers represent issuers in which the Portfolio held investments in other investment companies advised by Standish Mellon Asset Management Company LLC ("Standish Mellon"), a wholly-owned subsidiary of Mellon Financial Corporation, or its affiliates.

(2)  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

     The investment advisory fee paid to Standish Mellon for overall investment advisory and administrative services is paid monthly at the annual rate of 0.40% of the Portfolio's first $250,000,000 of average daily net assets, 0.35% of the next $250,000,000 of average daily net assets, and 0.30% of the average daily net assets in excess of $500,000,000.

     The Portfolio compensates Mellon Bank, N.A. under a custody, administration and accounting services agreement for providing custody, fund administration and fund accounting services for the Portfolio. Pursuant to this agreement the Portfolio paid $150,228 during the year ended December 31, 2004.

     The Fund entered into an agreement with Mellon Bank to perform certain securities lending activities and to act as the Fund's lending agent. Pursuant to this agreement Mellon Bank receives an agreed upon percentage of the net lending revenues. This compensation is a standard form of compensation received by securities lending agents with respect to non-affiliated entities. See Note 6 for further details.

     No director, officer or employee of Standish Mellon or its affiliates receives any compensation from the Trust or the Portfolio for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of Standish Mellon or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Portfolio Trust pays the legal fees for the independent counsel of the Trustees.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                    STANDISH MELLON FIXED INCOME PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(3)  PURCHASES AND SALES OF INVESTMENTS:

     Purchases and proceeds from sales of investments, other than short-term obligations, for the year ended December 31, 2004 were as follows:

                                                      PURCHASES          SALES
                                                    ------------      ------------

     U.S. Government Securities                     $330,557,690      $291,609,634
                                                    ============      ============

     Investments (non-U.S. Government Securities)   $256,413,208      $369,093,760
                                                    ============      ============

(4)  FEDERAL TAXES:

     The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 2004, as computed on a federal income tax basis, were as follows:

     Aggregate Cost                                 $656,415,090
                                                    ============
     Gross unrealized appreciation                     9,279,843
                                                    ============
     Gross unrealized depreciation                    (1,559,091)
                                                    ============
     Net unrealized appreciation                    $  7,720,752
                                                    ============

(5)  FINANCIAL INSTRUMENTS:

     In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these instruments are set forth more fully in the Portfolio Trust's registration statement.

     The Portfolio may trade the following financial instruments with off-balance sheet risk:

     OPTIONS

     Call and put options give the holder the right to purchase or sell a security or currency or enter into a swap arrangement on a future date at a specified price. The Portfolio may use options to seek to hedge against risks of market exposure and changes in security prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Portfolio's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Portfolio's exposure to the underlying instrument, or hedge other Portfolio investments. Options, both held and written by the Portfolio, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased option is shown in the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contract or if the counterparty does not perform under the contract's terms.

     Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Portfolio is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

     Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by the dealers.

     The Portfolio held options at December 31, 2004. See Schedule of Investments for further details.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                    STANDISH MELLON FIXED INCOME PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     INTEREST RATE FLOORS

     Interest rate floors purchased by the Portfolio entitle the Portfolio to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate amount. Credit and market risk exist with respect to these instruments. If forecasts of interest rates and other market factors are incorrect, investment performance will diminish compared to what performance would have been if these investment techniques were not used. Even if the forecasts are correct, there are risks that the positions may correlate imperfectly with the asset or liability being hedged, a liquid secondary market may not always exist, or a counterparty to a transaction may not perform. The Portfolio expects to enter these transactions primarily for hedging purposes including, but not limited to, preserving a return or spread on a particular investment or portion of its portfolio, protecting against interest rate fluctuations, as a duration management technique or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate floors are "marked-to-market" daily based on quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations. Periodic payments of interest, if any, are reported as additions to interest income in the Statement of Operations. Realized gains or losses from these agreements are disclosed in the Statement of Operations.

     The Portfolio did not enter into any interest rate floors during the year ended December 31, 2004.

     FORWARD CURRENCY EXCHANGE CONTRACTS

     The Portfolio may enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or upon the closing of the contract. Forward currency exchange contracts are used by the Portfolio primarily to protect the value of the Portfolio's foreign securities from adverse currency movements. Unrealized appreciation and depreciation of forward currency exchange contracts is included in the Statement of Assets and Liabilities.

     The Portfolio held open foreign currency exchange contracts at December 31, 2004. See Schedule of Investments for further details.

     FUTURES CONTRACTS

     The Portfolio may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to margin requirements the Portfolio deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Portfolio's exposure to the underlying instrument, while selling futures tends to decrease the Portfolio's exposure to the underlying instrument or hedge other investments. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparty does not perform under the contract's terms. The Portfolio enters into financial futures transactions primarily to seek to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

     The Portfolio held open financial futures contracts at December 31, 2004. At December 31, 2004, the Portfolio had segregated sufficient cash and/or securities to cover margin requirements on open futures contracts. See Schedule of Investments for further details.

     SWAP AGREEMENTS

     The Portfolio may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the corporate or sovereign issuer) or to take an active long or short position with respect to the likelihood of a

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                    STANDISH MELLON FIXED INCOME PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     particular corporate or sovereign issuer's default. In connection with these agreements, cash or securities may be set aside as collateral in accordance with the terms of the swap agreement. The Portfolio earns interest on cash set aside as collateral. Swaps are marked to market daily based upon quotations from market makers and change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and differences could be material. Payments received or made from credit default swaps at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Net payments of interest on interest rate swap agreements, if any, are included as part of realized gain and loss. Entering into these agreements involves, to varying degrees, elements of credit, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

     The Portfolio held open swap contracts at December 31, 2004. See Schedule of Investments for further details.

(6)  SECURITY LENDING:

     The Portfolio may lend its securities to financial institutions which the Portfolio deems to be creditworthy. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is allocated to the Portfolio on the next business day. For the duration of a loan, the Portfolio receives the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from the investment of the collateral. As with other extensions of credit, the Portfolio bears the risk of delay in recovery or even loss of rights in its securities on loan should the borrower of the securities fail financially or default on its obligations to the Portfolio. In the event of borrower default, the Portfolio generally has the right to use the collateral to offset losses incurred. The Portfolio may incur a loss in the event it was delayed or prevented from exercising its rights to dispose of the collateral. The Portfolio also bears the risk in the event that the interest and/or dividends received on invested collateral is not sufficient to meet the Portfolio's obligations due on the loans.

     The Portfolio loaned securities during the year ended December 31, 2004 resulting in $48,570 of security lending income. At December 31, 2004, the Portfolio had securities valued at $72,044,892 on loan. See the Statement of Investments for further detail on the security positions on loan.

(7)  DELAYED DELIVERY TRANSACTIONS:

     The Portfolio may purchase securities on a when-issued, delayed delivery or forward commitment basis. Payment and delivery may take place a month or more after the date of the transactions. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Income on the securities will not be earned until settlement date. The Portfolio instructs its custodian to segregate securities having value at least equal to the amount of the purchase commitment.

     The Portfolio may enter into to be announced ("TBA") purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 0.01% from the principal amount. The Portfolio holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the Portfolio may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Investment security valuations" above.

     The Portfolio may enter into TBA sale commitments to hedge its portfolio positions. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, an offsetting TBA purchase commitment deliverable is held as "cover" for the transaction.

     Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Investment security valuations" above. The contract is 'marked-to-market' daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Portfolio realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. See Schedule of Investments for further details.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                    STANDISH MELLON FIXED INCOME PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(8)  LINE OF CREDIT:

     The Portfolio, and other subtrusts in the Portfolio Trust and funds in the Trust are parties to a committed line of credit facility, which enables each portfolio/fund to borrow, in the aggregate, up to $35 million. Interest is charged to each participating portfolio/fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. In addition, a facility fee, computed at an annual rate of 0.060 of 1% on the daily unused portion of the facility, is allocated ratably among the participating portfolios/funds at the end of each quarter. For the year ended December 31, 2004, the expense allocated to the Portfolio was $6,879

     During the year ended December 31, 2004, the Portfolio had average borrowings outstanding of $1,428,200 on a total of five days and incurred $456 of interest expense.

                  MELLON INSTITUTIONAL FUNDS MASTER PORTFOLIO
                    STANDISH MELLON FIXED INCOME PORTFOLIO

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

     To the Trustees of Mellon Institutional Funds Master Portfolio and Investors of Standish Mellon Fixed Income Portfolio:

     In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish Mellon Fixed Income Portfolio (the "Portfolio") at December 31, 2004, and the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

     PricewaterhouseCoopers LLP
     New York, NY
     February 25, 2005

TRUSTEES AND OFFICERS

The following table lists the Trust's trustees and officers; their address and date of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies; and total annual remuneration paid as of December 31, 2004. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing The Mellon Institutional Funds at P.O. Box 8585, Boston, MA 02266-8585 or calling toll free 1-800-221-4795.

INDEPENDENT TRUSTEES

                                                                                        NUMBER OF                        TRUSTEE
                                                                  PRINCIPAL           PORTFOLIOS IN       OTHER       REMUNERATION
NAME                                     TERM OF OFFICE         OCCUPATION(S)         FUND COMPLEX    DIRECTORSHIPS    (YEAR ENDED
ADDRESS, AND               POSITION(S)    AND LENGTH OF          DURING PAST           OVERSEEN BY       HELD BY      DECEMBER 31,
DATE OF BIRTH            HELD WITH TRUST   TIME SERVED             5 YEARS               TRUSTEE         TRUSTEE          2004)
------------------------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming            Trustee      Trustee since     Chairman of the Board          30             None        Fund: $500
c/o Decision Resources, Inc.              11/3/1986         and Chief Executive                                   Portfolio: $9,886
260 Charles Street                                          Officer, Decision
Waltham, MA 02453                                           Resources, Inc.
9/30/40

Caleb Loring III             Trustee      Trustee since     Trustee, Essex Street          30             None        Fund: $500
c/o Essex Street Associates               11/3/1986         Associates (family                                   Portfolio: $11,380
P.O. Box 181 investment trust office)
Beverly, MA 01915
11/14/43

Benjamin M. Friedman         Trustee      Trustee since     William Joseph Maier,          30             None        Fund: $500
c/o Harvard University                    9/13/1986         Professor of Political                                Portfolio: $9,886
Cambridge, MA 02138                                         Economy, Harvard
8/5/44                                                      University

John H. Hewitt               Trustee      Trustee since     Trustee, Mertens               30             None        Fund: $500
P.O. Box 2333                             11/3/1986         House, Inc. (hospice)                                 Portfolio: $9,886
New London, NH 03257
4/11/35

INTERESTED TRUSTEES

Patrick J. Sheppard    Trustee, President   Since 2003      Senior Vice President          30             None         Fund: $0
Mellon Institutional        and Chief                       and Chief Operating Officer,                             Portfolio: $0
Asset Management        Executive Officer                   Mellon Institutional
One Boston Place                                            Asset Management;
Boston, MA 02108                                            formerly Vice President
7/24/65                                                     and Chief Financial Officer,
                                                            Mellon Institutional
                                                            Asset Management

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                                                                                                                      NUMBER OF
                                                                                                                    PORTFOLIOS IN
NAME                                     TERM OF OFFICE                                                             FUND COMPLEX
ADDRESS, AND               POSITION(S)    AND LENGTH OF                PRINCIPAL OCCUPATION(S)                       OVERSEEN BY
DATE OF BIRTH            HELD WITH TRUST   TIME SERVED                  DURING PAST 5 YEARS                            TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Barbara A. McCann        Vice President   Since 2003             Senior Vice President and Head of Operations            30
Mellon Institutional      and Secretary                          Mellon Institutional Asset Management, formerly
Asset Management                                                 First Vice President, Mellon Institutional Asset
One Boston Place                                                 Management and Mellon Global Investments
Boston, MA 02108
2/20/61

Steven M. Anderson       Vice President   Vice President         Vice President and Mutual Funds Controller,             30
Mellon Institutional      and Treasurer   since 1999;            Mellon Institutional Asset Management
Asset Management                          Treasurer              Institutional Asset
One Boston Place                          since 2002
Boston, MA 02108
7/14/65

Denise B. Kneeland       Assistant Vice   Since 1996             Vice President and Manager, Mutual Funds Operations,    30
Mellon Institutional        President                            Mellon Institutional Asset Management
Asset Management
One Boston Place
Boston, MA 02108
8/19/51

Cara E. Hultgren         Assistant Vice   Since 2001             Assistant Vice President and Manager,                   30
Mellon Institutional        President                            Shareholder Services, Mellon Institutional
Asset Management                                                 Asset Management since 2001;
One Boston Place                                                 Shareholder Representative,
Boston, MA 02108                                                 Standish Mellon Asset Management
1/19/71

Jan F. Jumet                  Chief       Since 2004             Senior Vice President and Chief Compliance Officer      30
Standish Mellon Assest     Compliance                            for Standish Mellon Asset Management Company LLC;
Management Company LLC       Officer                             formerly Director of Compliance and Administration
One Boston Place                                                 and Chief Administration Officer for Standish Mellon
Boston, MA 02108                                                 Asset Management Company LLC, Senior
8/9/66                                                           Vice President and Chief Administration Officer
                                                                 for Mellon Bond Associates, LLP, and
                                                                 First Vice President and Senior Sales Associate
                                                                 for Mellon Institutional Asset Management

[LOGO] Mellon
       --------------------------
       Mellon Institutional Funds


One Boston Place
Boston, MA 02108-4408
800.221.4795
www.melloninstitutionalfunds.com

                                                                      0923AR1204

Annual Report                      STANDISH MELLON
                                   OPPORTUNISTIC HIGH YIELD FUND

YEAR ENDED DECEMBER 31, 2004

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund' s historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Commencing with the fiscal quarter ending September 30, 2004, the Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The Fund' s Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information regarding the operation of the SEC's Public
Reference    Room    may    be    obtained    by    calling    1-800-SEC-0330.

To view the Fund' s proxy voting guidelines and proxy voting record for the 12-month period ended June 30, 2004, visit the SEC' s web site at http:
//www.sec.gov. You may also call 1-800-221-4795 to request a free copy of the proxy voting guidelines.

February 28, 2005

Dear Mellon Institutional Fund Shareholder:

Enclosed you will find your Fund's annual report for the fiscal year ended December 31, 2004.

The year was largely positive for the financial markets, as the economic expansion continued. However, as the year progressed, anticipated GDP growth diminished in line with typical expectations at this point in the economic cycle.

The S&P 500 entered 2004 with a sharp climb, fueled to a large degree by above-trend GDP growth: 4.4% in the fourth quarter of 2003 and 5.0% in the first quarter of the year, driven by a potent mix of tax cuts, monetary policy and government spending. But the momentum stalled, as the market dealt with the prospect of inflation and a new tightening cycle by the Federal Reserve, the uncertainties of a tight presidential campaign, and the ever-present threats posed by terrorism. The equity markets greeted the reelection of President Bush with optimism, as the S&P 500 surged past 1200 in the closing weeks of the year to its 2004 peak.

In the bond market, the year started with much speculation about when and how the Fed would end one of the longest stretches of easy monetary policy on record, which had driven rates to historical lows. In the fall of 2003, the prospect of deflation was still a factor in the Fed's deliberations and was its stated rationale for maintaining an accommodative stance. In the first quarter, however, the Fed began to refer to a "measured pace" of tightening. The market reacted by switching gears dramatically, sending the 10-year U.S. Treasury note from 3.7% on March 16 to 4.9% on June 14. Since then, as the economic outlook softened, with relatively tame inflation, yields have settled back to about 4%, roughly the same as a year ago.

Looking ahead, it is clear that there are some causes for concern. Consumers are weighted with debt and potentially vulnerable in a rising rate environment. Companies are hoarding cash and are being deliberate in boosting employment and spending on plant and equipment. The stimulus of monetary policy, tax cuts and government spending is waning. Nevertheless, business activity has some significant momentum, which should carry over into 2005, with reasonable profit growth and modest inflation. Finally, the president's ambitious plans to privatize Social Security, reform health care, and revise the tax code could potentially have major fiscal implications that the market will be watching carefully.

Thank you for your business and confidence in Mellon Institutional Funds. Please feel free to contact us with questions or comments.

Sincerely,
/s/ Patrick J. Sheppard

Patrick J. Sheppard

                  One Boston Place  *  Boston, MA 02108-4402

                       A MELLON ASSET MANAGEMENT COMPANY

MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON OPPORTUNISTIC HIGH
                                  YIELD FUND

                      MANAGEMENT DISCUSSION AND ANALYSIS
--------------------------------------------------------------------------------

For the year 2004, the Standish Mellon Opportunistic High Yield Bond Fund has returned 10.85% while the Merrill Lynch Master II High Yield Index was up 10.87% for the same period. The 10-year US Treasury yield closed the month at 4.22%, down from 4.35% at the November close and basically coming full circle from its starting point (4.25%) at the start of the year. The Lehman Aggregate Index gained .92% in December and finished with a 2004 return of 4.34%. On an index comparison basis high yield has bested higher quality fixed income by over 600 basis points in 2004. With a strong fourth quarter, equities had a good year in 2004 as the S&P 500 gained 10.74% and small cap stocks performed significantly better than that. The other star in the fixed income asset class was Emerging Markets, which, along with high yield closed the year with a string of good months and recorded a 2004 return of close to 12%.

During the year the Index benchmark for the Fund was changed from the Lehman Brothers US High Yield Index to the Merrill Lynch Master II High Yield Index. Both indexes use similar methodology but the change was made for reasons of market acceptance, usability and transparency to outside investors. The Lehman High Yield Index returned 11.13% for 2004.

As the high yield rally has continued in the last four months, lower quality names have led performance. For December CCC-rated bonds returned a healthy +3.09%, and as they did in November, October and September, clearly outdistanced both the BB (+1.24%) and B (+1.16%) quality sectors. The hot performance of CCC's in the last four months of 2004 has left the relative performance situation in high yield an almost miniature repeat of 2003, with lower-priced, higher-yielding bonds significantly outperforming issues from stronger credits. For the year BB's reported a YTD result of +9.33%, B's stand at +10.44% and CCC's finished with a remarkable return of +15.75%.

The lower quality theme favoring higher yields and lower dollar prices during 2004 was even more clearly demonstrated by the performance of the market's distressed credits. Looking at credit quality on a ratings-blind basis shows distressed credits (those with spreads greater than 1,000 basis points over Treasuries) had another huge month in December at +7.44% as compared to non-distressed names return of 1.24%. Spreads on the non-distressed cohort widened a small bit in December from +271 to +279. With strong performance in the fourth quarter, bonds categorized as distressed (+24.78% annual return) outperformed their non-distressed peers (+10.23%) in 2004.

As was the case in the previous two months, outperformance by speculative, distressed credits dominated the top industry returns in December, primarily driven by snapbacks in some of the sectors that have struggled for most of the year. Air Transport again topped this list as labor negotiation progress and some relief on the fuel cost front boosted optimism and produced a monthly return of 7.23%. Airlines remain as the only losing sector on the year at -.40%. Telecom was another winner in December at +2.28%. No industries had negative returns for the month. Some of the weaker December performances were turned in by some of the market's more stable sectors including Consumer Products (.57%), Gaming (+.75%) and the previously strong Building Materials sector (+.50%).

Generally speaking industry returns were quite closely bunched in 2004 with Airlines being the only industry without a positive yearly return. The Fund had a small exposure to the airline sector through some EETC holdings in Continental and Northwest Airlines, two of the more liquid companies in a tough industry. Those holdings were actually a small positive for performance as they were purchased at favorable prices. The snap back dynamic among sectors that underperformed in 2003 sponsored the year's big industry winners as Textile and Apparel (+28.08 2004 return), Steel (+19.32%) and Chemicals (+15.48%) topped the yearly return chart. With the exception of Chemicals none of these industries represents a large part of the high yield market.

On an issuer specific basis the largest index contributions came from three sources: 1) recovering pipelines and utilities (El Paso, Williams and Edison International) 2) Wireline Telecom (AT&T, Quest and MCI) and 3) large distressed issuers (Charter, Calpine and Levi Strauss). The Fund had large exposures to the pipeline and utility area which was helpful to performance although our holdings were concentrated more in the regulated operating pipeline and first mortgage utility bonds than in the holding company issues that provided the very largest returns. Although we did have investments (where permitted by ratings guidelines) to the wireline telecom providers our exposure was smaller than the index and focused on the safety of operating-company and shorter-maturity bonds. Our stance here was dictated by continued competition and the technological threats to the business model of these companies. Lastly, Standish portfolios are never highly exposed to distressed issuers. We did not like in 2004 and continue not to like for 2005, the finances of Charter or Calpine. Neither company looks like it can come close to supporting its current debt load and both situations appear to contain large risks to the capital of bondholders despite the two issuers ability to solve liquidity problems by accessing the high yield market by issuing various types of secured paper.

MARKET ENVIRONMENT

In 2004 high yield investors were once more handsomely rewarded for concentrating on the highest yielding opportunities in the market. Risk seeking investors also had a big hand in shaping the composition of the new issues that came to market as speculative-grade issues represented a large share of new deals. In 2004 new global high yield issuance hit an all-time record of over $160 billion. Almost 20% of that new issuance was rated speculative grade CCC or lower. As a contrast in 2003 about 7% of new issuance carried speculative ratings and, in the credit stressed environment of 2001 and 2002, the share was around 3%. An interesting note on the demand side was the fervent search for high yield bonds that took place despite annual outflows of over $4 billion from high yield mutual funds. Yield-thirsty institutional investors and other constituencies such, as hedge funds and structured credit vehicles, more than made up for the slide in retail demand as compared to 2003 when mutual funds had significant inflows.

PORTFOLIO STRATEGY AND OUTLOOK

On the year high yield spreads tightened over 100 basis points as the broad ML Master II Index spread fell from 418 bp at the close of 2003 to +310 at year-end 2004. Much of this spread tightening took place in the fourth quarter of the year. High yield is now at a point where the market looks overpriced on the basis of historically very low yields (the average B-rated bond yields about 6.80%) and spreads, combined with a risky overall ratings profile given the expansion of speculative rated securities. The broad Merrill Lynch Index now has 14% of its market value in CCC and lower rated securities and the similar Lehman index reports over 17%. This extreme valuation situation is more stable than it appears however as a number of positive market forces derived from stable credit conditions and an acute lack of attractive yield-oriented investment alternatives have provided supporting technicals and comfort to investors holding credit risk.

Over the last half of 2004 the credit risk of the Standish portfolio has been reduced a bit and even more focus has been placed on identifying improving credit situations. The portfolio also now holds a number of floating-rate high yield bond issues and these should continue to provide good performance and serve as a counterbalance to some of the longer duration investments that have been made in improving credits where spreads are expected to tighten. As always credit vigilance will be high and that should be the driver of portfolio returns in 2005.


/s/Jonathan Uhrig

Jonathan Uhrig

MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON OPPORTUNISTIC HIGH
                                YIELD BOND FUND

   COMPARISON OF CHANGE IN VALUE OF $100,000 INVESTMENT IN STANDISH MELLON OPPORTUNISTIC HIGH YIELD BOND FUND, THE LEHMAN BROTHERS HIGH YIELD INDEX AND
                 THE MERRILL LYNCH HIGH YIELD MASTER II INDEX
--------------------------------------------------------------------------------
          AVERAGE ANNUAL TOTAL RETURNS  (FOR PERIOD ENDED 12/31/2004)
--------------------------------------------------------------------------------

                                                                                                        Since
                                                                                                      Inception
                         1 Year                                3 Year                                04/02/2001
------------------------------------------------------------------------------------------------------------------------------------
                         10.85%                                12.71%                                   9.18%

AVERAGE ANNUAL TOTAL RETURNS REFLECT THE CHANGE IN THE VALUE OF AN INVESTMENT, ASSUMING REINVESTMENT OF THE FUND'S DIVIDEND INCOME AND CAPITAL GAINS. THE $100,000 LINE GRAPH AND THE FUND'S RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. DURING PERIODS OF REIMBURSEMENT BY THE FUND'S INVESTMENT ADVISER (IF APPLICABLE), THE FUND'S TOTAL RETURN WILL BE GREATER THAN IT WOULD BE HAD THE REIMBURSEMENT NOT OCCURRED. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON OPPORTUNISTIC HIGH
                                  YIELD FUND

                          SHAREHOLDER EXPENSE EXAMPLE
--------------------------------------------------------------------------------

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000.00=8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expenses ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                                                 EXPENSES PAID
                                                             BEGINNING                    ENDING               DURING PERIOD((+))
                                                           ACCOUNT VALUE              ACCOUNT VALUE             JUNE 1, 2004 TO
                                                           JUNE 1, 2004             DECEMBER 31, 2004         SEPTEMBER 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
Actual                                                         $1,000.00                   $1,097.40                  $0.53
Hypothetical (5% return
  per year before expenses)                                    $1,000.00                   $1,024.63                  $0.51
(
-------

((+)) EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.10%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/366 (TO REFLECT THE ONE-HALF YEAR PERIOD).

MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON OPPORTUNISTIC HIGH
                                  YIELD FUND

                 PORTFOLIO INFORMATION AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                         PERCENTAGE OF
        SUMMARY OF COMBINED RATINGS       INVESTMENTS
       --------------------------------------------
        QUALITY BREAKDOWN
        --------------------------------------------
        Treasury                               1.9%
        BBB                                    3.3
        BB                                    41.8
        B                                     49.8
        CCC                                    2.4
        NR                                     0.8
                                             _____
                                             100.0%

        Based on ratings from Standard & Poor's and/or Moody's Investors Services. If a security receives split (different) ratings from multiple rating organizations, the Fund treats the security as being rated in the higer rating category.

                                                                                            PERCENTAGE OF
 TOP TEN HOLDINGS(*)                                        RATE             MATURITY         NET ASSETS
----------------------------------------------------------------------------------------------------------
Freescale Semiconductor Inc.                                6.875%            7/15/2011           2.7%
Chevy Chase Bank FSB                                        6.875             12/1/2013           2.6
Sovereign Capital Trust II Convertible Preferred            4.375                                 2.4
Georgia-Pacific Corp.                                       8.000             1/15/2024           1.9
Chumash Casino & Resort Enterprises 144A                    9.000             7/15/2010           1.7
Williams Cos, Inc.                                          7.875              9/1/2021           1.7
PX Escrow Corp.                                             9.625              2/1/2006           1.5
El Paso Natural Gas Co.                                     8.625             1/15/2022           1.5
INVISTA 144A                                                9.250              5/1/2012           1.4
Crown Cork & Seal Co, Inc.                                  8.000             4/15/2023           1.4
                                                                                               ______
                                                                                                 18.8%

*   Excluding short-term investments and investment of cash collateral.

                                                           PERCENTAGE OF
 SUMMARY OF INDUSTRIES                                      INVESTMENTS
-----------------------------------------------------------------------
Banking                                                           4.9%
Basic industry                                                   12.9
Capital goods                                                    12.7
Consumer cyclical                                                 4.5
Consumer non-cyclical                                             8.1
Energy                                                            9.8
Finance                                                           0.7
Media                                                            12.9
Real estate                                                       0.3
Services cyclical                                                12.9
Services non-cyclical                                             1.5
Technology                                                        3.3
Telecommunications                                                4.9
Utility                                                           8.4
Municipal                                                         0.3
Agency                                                            0.1
Cash & Equivalents                                                1.8
                                                                _____
                                                                100.0%

The Fund is actively managed. Current holdings may be different than those presented above.

MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON OPPORTUNISTIC HIGH
                                  YIELD FUND

                  SCHEDULE OF INVESTMENTS--DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                                                                            PAR           VALUE
 SECURITY DESCRIPTION                                                          RATE        MATURITY         VALUE        (NOTE 1A)
------------------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES--95.6%

CONVERTIBLE CORPORATE BONDS--0.3%

Centerpoint Energy, Inc. 144A CVT (cost $55,000)                              2.875%      1/15/2024     $  55,000  $       57,888
                                                                                                                      ___________
CORPORATE--84.1%
BANKING--2.6%
Chevy Chase Bank FSB                                                          6.875       12/1/2013       455,000         469,788
                                                                                                                      ___________
BASIC INDUSTRY--12.0%
Airgas, Inc.                                                                  6.250       7/15/2014        25,000          25,500
Arch Western Finance                                                          6.750        7/1/2013        55,000          56,788
BCP Caylux Holdings Luxembourg SCA 144A                                       9.625       6/15/2014       100,000         112,750
Berry Plastics                                                               10.750       7/15/2012        55,000          62,975
Earle M Jorgenson Co.                                                         9.750        6/1/2012       100,000         112,500
Equistar Chemicals LP/ Equistar Funding Corp.                                10.125        9/1/2008        90,000         103,725
Equistar Chemicals LP/Equistar Funding Corp.                                 10.625        5/1/2011        15,000          17,400
Freeport-McMoRan Copper & Gold, Inc.                                         10.125        2/1/2010        75,000          85,688
Freeport-McMoRan Copper & Gold, Inc.                                          6.875        2/1/2014        70,000          69,563
Georgia-Pacific Corp.                                                         7.375       7/15/2008       220,000         239,250
Georgia-Pacific Corp.                                                         8.000       1/15/2024       300,000         348,000
KRATON Polymers LLC/Capital Corp. 144A                                        8.125       1/15/2014        15,000          15,638
Lubrizol Corp.                                                                4.625       10/1/2009       150,000         149,769
Lyondell Chemical Co.(*)                                                      9.625        5/1/2007       100,000         110,000
Nalco Co.                                                                     7.750      11/15/2011       175,000         189,000
Neenah Paper, Inc. 144A                                                       7.375      11/15/2014        10,000          10,150
Peabody Energy Corp.                                                          6.875       3/15/2013        40,000          43,300
Steel Dynamics, Inc.                                                          9.500       3/15/2009       100,000         109,500
Stone Container Corp.                                                         8.375        7/1/2012       145,000         158,050
Westlake Chemical Corp.                                                       8.750       7/15/2011       104,000         117,520
                                                                                                                      ___________
                                                                                                                        2,137,066
                                                                                                                      ___________
CAPITAL GOODS--8.5%
Alliant Techsystems, Inc.                                                     8.500       5/15/2011       100,000         109,500
Alliant Techsystems, Inc. 144A                                                2.750       2/15/2024        35,000          37,056
Crown Cork & Seal Co, Inc.                                                    8.000       4/15/2023       250,000         246,250
Esterline Technologies Corp.                                                  7.750       6/15/2013        70,000          76,475
L-3 Communications Corp.                                                      7.625       6/15/2012        85,000          93,288
Leucadia National Corp.                                                       7.000       8/15/2013        65,000          66,950
National Waterworks, Inc.                                                    10.500       12/1/2012        55,000          61,875
Norcraft Finance Co.                                                          9.000       11/1/2011        40,000          43,200
Owens-Brockway 144A                                                           6.750       12/1/2014        50,000          50,500
Owens-Brockway                                                                7.750       5/15/2011        55,000          59,538
Owens-Illinois, Inc.(*)                                                       7.500       5/15/2010       210,000         222,863
Pinnacle Foods Holding Corp. 144A(*)                                          8.250       12/1/2013        85,000          80,963
Silgan Holdings, Inc.                                                         6.750      11/15/2013        85,000          88,400
Solo Cup Co.(*)                                                               8.500       2/15/2014        50,000          52,000
Texas Industries, Inc.                                                       10.250       6/15/2011       110,000         128,700
Trinity Industries, Inc.                                                      6.500       3/15/2014       100,000         100,000
                                                                                                                      ___________
                                                                                                                        1,517,558
                                                                                                                      ___________
CONSUMER CYCLICAL--2.4%
Advanced Accessory Systems LLC(*)                                            10.750       6/15/2011        85,000          80,750
Domino's, Inc.                                                                8.250        7/1/2011        76,000          83,030
Friendly Ice Cream Corp.(*)                                                   8.375       6/15/2012        25,000          24,531

   The accompanying notes are an integral part of the financial statements.

ELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON OPPORTUNISTIC HIGH
                                  YIELD FUND

                  SCHEDULE OF INVESTMENTS--DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                                                                            PAR           VALUE
 SECURITY DESCRIPTION                                                          RATE        MATURITY         VALUE        (NOTE 1A)
------------------------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICAL (CONTINUED)
Keystone Automotive Operations, Inc.                                          9.750%      11/1/2013     $  40,000   $      42,800
Russell Corp.                                                                 9.250        5/1/2010       125,000         134,063
Scotts Co.                                                                    6.625      11/15/2013        65,000          68,413
                                                                                                                      ___________
                                                                                                                          433,587
                                                                                                                      ___________
CONSUMER NON-CYCLICAL--7.2%
Altria Group, Inc.                                                            7.000       11/4/2013        50,000          54,177
Chattem, Inc. (b)                                                             5.400        3/1/2010        50,000          51,000
Chattem, Inc.                                                                 7.000        3/1/2014        60,000          61,800
Del Monte Corp.                                                               8.625      12/15/2012       105,000         117,600
Elizabeth Arden, Inc.                                                         7.750       1/15/2014        40,000          42,400
Fisher Scientific International 144A                                          6.750       8/15/2014       140,000         150,150
Ingles Markets, Inc.                                                          8.875       12/1/2011        75,000          80,250
RJ Reynolds Tobacco Holdings, Inc.(*)                                         7.750       5/15/2006        65,000          67,925
Rite Aid Corp.(*)                                                            12.500       9/15/2006       140,000         157,500
Rite Aid Corp.                                                                9.500       2/15/2011        75,000          82,313
Smithfield Foods, Inc.                                                        7.750       5/15/2013        70,000          77,875
Standard Commercial Corp.                                                     8.000       4/15/2012        50,000          51,375
Stater Brothers Holdings (b)                                                  5.990       6/15/2010       125,000         128,438
Stater Brothers Holdings(*)                                                   8.125       6/15/2012       150,000         158,625
                                                                                                                      ___________
                                                                                                                        1,281,428
                                                                                                                      ___________
ENERGY--10.0%
Amerigas Partners LP/Amerigas Eagle Finance Corp.                             8.875       5/20/2011       100,000         109,000
ANR Pipeline Co.                                                              7.375       2/15/2024       100,000         106,000
Dynegy Holdings, Inc. 144A                                                    9.875       7/15/2010       150,000         167,625
El Paso Natural Gas Co.                                                       8.625       1/15/2022       225,000         262,406
El Paso Natural Gas Co.                                                       7.500      11/15/2026       110,000         114,813
El Paso Production Holding Co.                                                7.750        6/1/2013        45,000          47,138
Enterprise Products Operating LP 144A                                         4.625      10/15/2009        60,000          59,906
Frontier Oil Corp. 144A                                                       6.625       10/1/2011        25,000          25,500
Newfield Exploration Co. 144A                                                 6.625        9/1/2014       100,000         105,750
Premcor Refining Group, Inc.                                                  9.500        2/1/2013        40,000          46,400
Southern Natural Gas Co.                                                      8.875       3/15/2010        25,000          28,000
Tennessee Gas Pipeline Co.                                                    8.375       6/15/2032        50,000          56,375
Tesoro Petroleum Corp.                                                        8.000       4/15/2008        35,000          38,063
Transcontinental Gas Pipe Line Corp.                                          8.875       7/15/2012       200,000         243,250
Williams Cos, Inc.                                                            7.875        9/1/2021       275,000         306,625
Xcel Energy, Inc. 144A                                                        7.500      11/21/2007        40,000          61,900
                                                                                                                      ___________
                                                                                                                        1,778,751
                                                                                                                      ___________
FINANCIAL--0.7%
Glencore Funding LLC 144A                                                     6.000       4/15/2014        75,000          72,561
Marsh & McLennan Cos., Inc.                                                   5.375       7/15/2014        60,000          58,624
                                                                                                                      ___________
                                                                                                                          131,185
                                                                                                                      ___________
INDUSTRIAL--0.9%
Douglas Dynamics LLC 144A                                                     7.750       1/15/2012       155,000         157,131
                                                                                                                      ___________
MEDIA--11.2%
American Media Operation, Inc.                                               10.250        5/1/2009        95,000         100,106
Cablevision Systems Corp. 144A (b)                                            6.669        4/1/2009       200,000         212,000
Dex Media West LLC/Dex Media Finance Co.                                      8.500       8/15/2010        85,000          94,563
Dex Media West LLC/Dex Media Finance Co.                                      9.875       8/15/2013        83,000          95,658

   The accompanying notes are an integral part of the financial statements.

MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON OPPORTUNISTIC HIGH
                                  YIELD FUND

                  SCHEDULE OF INVESTMENTS--DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                                                                            PAR           VALUE
 SECURITY DESCRIPTION                                                          RATE        MATURITY         VALUE        (NOTE 1A)
------------------------------------------------------------------------------------------------------------------------------------
MEDIA (CONTINUED)
DirecTV Holdings LLC                                                          8.375%      3/15/2013     $  86,000   $      96,428
Echostar DBS Corp.                                                            5.750       10/1/2008       140,000         141,750
Entercom Radio LLC/Entercom Capital, Inc.                                     7.625        3/1/2014        50,000          53,813
Entravision Communications Corp.                                              8.125       3/15/2009       100,000         106,750
Lamar Media Corp.                                                             7.250        1/1/2013        20,000          21,600
Nextel Communications, Inc.                                                   6.875      10/31/2013        95,000         103,075
PX Escrow Corp.                                                               9.625        2/1/2006       330,000         264,000
Radio One, Inc.                                                               8.875        7/1/2011        75,000          81,656
RH Donnelley Finance Corp. 144A                                               8.875      12/15/2010       140,000         156,100
RH Donnelley Finance Corp. 144A                                              10.875      12/15/2012       135,000         160,313
Salem Communications Corp.                                                    7.750      12/15/2010       130,000         140,563
Sinclair Broadcast Group, Inc.                                                4.875       7/15/2018        60,000          57,525
Spanish Broadcasting System                                                   9.625       11/1/2009       100,000         105,000
                                                                                                                      ___________
                                                                                                                        1,990,900
                                                                                                                      ___________
REAL ESTATE--0.3%
BF Saul REIT                                                                  7.500        3/1/2014        50,000          51,500
                                                                                                                      ___________
SERVICES: CYCLICAL--11.8%
American Casino & Entertainment Properties LLC                                7.850        2/1/2012        55,000          58,438
Ameristar Casinos, Inc.                                                      10.750       2/15/2009       140,000         156,100
Chumash Casino & Resort Enterprises 144A                                      9.000       7/15/2010       280,000         310,100
Cinemark USA, Inc.(*)                                                         9.000        2/1/2013        75,000          85,594
Continental Airlines, Inc.                                                    8.307        4/2/2018        44,667          39,051
Continental Airlines, Inc.                                                    6.795        8/2/2018        74,510          65,113
Corrections Corp of America                                                   7.500        5/1/2011        30,000          32,063
Goodman Global Holdings 144A (b)                                              5.760       6/15/2012       125,000         126,875
Host Marriott LP 144A(*)                                                      3.250       4/15/2024        55,000          63,250
Isle of Capri Casinos                                                         7.000        3/1/2014       175,000         178,500
Meristar Hospitality Operating Partnership LP                                10.500       6/15/2009       100,000         109,000
Mohegan Tribal Gaming Authority                                               8.000        4/1/2012        25,000          27,125
Mohegan Tribal Gaming Authority                                               7.125       8/15/2014       225,000         236,813
Northwest Airlines Corp.                                                      8.304        9/1/2010       178,893         150,611
Speedway Motorsports, Inc.                                                    6.750        6/1/2013       150,000         157,875
Station Casinos, Inc.                                                         6.000        4/1/2012       150,000         152,813
True Temper Sports, Inc.                                                      8.375       9/15/2011        65,000          60,450
Turning Stone Casino Resort Enterprise 144A                                   9.125      12/15/2010        95,000         102,838
                                                                                                                      ___________
                                                                                                                        2,112,609
                                                                                                                      ___________
SERVICES: NON-CYCLICAL--1.3%
Browning-Ferris Industries                                                    9.250        5/1/2021        75,000          79,875
Kinetic Concepts, Inc.                                                        7.375       5/15/2013        91,000          98,280
Medex, Inc.                                                                   8.875       5/15/2013        20,000          23,300
Neighborcare, Inc.                                                            6.875      11/15/2013        30,000          31,425
                                                                                                                      ___________
                                                                                                                          232,880
                                                                                                                      ___________
TELECOMMUNICATIONS--3.2%
AT&T Corp.                                                                    9.750      11/15/2031       100,000         119,375
Consolidated Communications Illinois/Texas Holdings, Inc. 144A                9.750        4/1/2012        90,000          97,200
Qwest Corp.                                                                   7.200      11/10/2026       115,000         110,400
Qwest Corp. 144A(*)                                                           7.875        9/1/2011       175,000         189,875
Rural Cellular Corp.                                                          8.250       3/15/2012        50,000          52,875
                                                                                                                      ___________
                                                                                                                          569,725
                                                                                                                      ___________

   The accompanying notes are an integral part of the financial statements.

MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON OPPORTUNISTIC HIGH
                                  YIELD FUND

                  SCHEDULE OF INVESTMENTS--DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                                                                            PAR           VALUE
 SECURITY DESCRIPTION                                                          RATE        MATURITY         VALUE        (NOTE 1A)
------------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY & ELECTRONICS--3.4%
Communications & Power Industries, Inc.                                       8.000%       2/1/2012     $  25,000   $      26,500
Freescale Semiconductor Inc.(*) (b)                                           4.820       7/15/2009       100,000         104,125
Freescale Semiconductor Inc.                                                  6.875       7/15/2011       445,000         477,263
                                                                                                                      ___________
                                                                                                                          607,888
                                                                                                                      ___________
UTILITIES--8.6%
AES Corp.(*)                                                                  8.875       2/15/2011       123,000         140,528
AES Corp. 144A                                                                8.750       5/15/2013       160,000         181,800
DPL, Inc.                                                                     6.875        9/1/2011       100,000         109,213
FPL Energy Wind Funding LLC 144A                                              6.876       6/27/2017        94,600          97,556
Monongahela Power 144A                                                        6.700       6/15/2014        65,000          72,012
MSW Energy Holdings                                                           7.375        9/1/2010        65,000          68,250
Nevada Power Co.                                                              6.500       4/15/2012       200,000         211,500
Northwestern Corp. 144A                                                       5.875       11/1/2014        35,000          35,804
NRG Energy, Inc. 144A                                                         8.000      12/15/2013        45,000          49,050
Reliant Energy, Inc.                                                          6.750      12/15/2014        20,000          19,875
Reliant Energy, Inc.                                                          9.250       7/15/2010        55,000          61,325
TECO Energy, Inc.                                                             7.500       6/15/2010        50,000          55,250
Texas Utilities Corp. 144A                                                    4.800      11/15/2009       175,000         175,313
Texas Utilities Corp. 144A                                                    5.550      11/15/2014       205,000         203,649
Texas Genco LLC/Texas Genco Financing Corp. 144A                              6.875      12/15/2014        50,000          51,688
                                                                                                                      ___________
                                                                                                                        1,532,813
                                                                                                                      ___________
Total Corporate (Cost $14,007,048)                                                                                     15,004,809
                                                                                                                      ___________
MUNICIPAL--0.3%
South Carolina Tobacco Settlement Authority (Cost $44,685)                    6.000       5/15/2022        50,000          49,402
                                                                                                                      ___________
YANKEE BONDS--8.0%
Bombardier, Inc. 144A(*)                                                      6.300        5/1/2014       100,000          86,750
Crown European Holdings SA                                                    9.500        3/1/2011       175,000         199,500
Culligan Finance Corp., BV 144A                                               8.000       10/1/2014       100,000         142,443
GT Group Telecom, Inc. Senior Step Up Notes (~) (a)                          13.250        2/1/2010       900,000              90
INVISTA 144A                                                                  9.250        5/1/2012       230,000         256,450
Jean Coutu Group Pjc, Inc. 144A                                               7.625        8/1/2012        45,000          47,588
JSG Funding PLC                                                               9.625       10/1/2012        50,000          55,750
Norampac, Inc.(*)                                                             6.750        6/1/2013        45,000          47,363
Nova Chemicals Corp.                                                          6.500       1/15/2012        55,000          58,300
Quebecor Media, Inc.                                                         11.125       7/15/2011        95,000         108,538
Rogers Wireless, Inc. 144A(*)                                                 8.000      12/15/2012        60,000          63,450
Rogers Wireless, Inc. 144A (b)                                                5.525      12/15/2010        60,000          62,850
Royal Caribbean Cruises Ltd.                                                  8.750        2/2/2011       110,000         129,938
Royal Caribbean Cruises Ltd.(*) (a)                                           0.000       5/18/2021        50,000          43,125
Russel Metals, Inc.                                                           6.375        3/1/2014        50,000          50,750
Stena AB                                                                      7.500       11/1/2013        70,000          73,325
                                                                                                                      ___________
Total Yankee Bonds (Cost $1,732,618)                                                                                    1,426,210
                                                                                                                      ___________
EURO--2.9%
Hornbach Baumarkt AG 144A                                                     6.125      11/15/2014  EUR   15,000          20,629
NTL Cable PLC 144A(*)                                                         8.750       4/15/2014       135,000         204,202
Remy Cointreau S.A. 144A                                                      6.500        7/1/2010        40,000          57,656
Telenet Communications NV 144A                                                9.000      12/15/2013       100,000         150,583

   The accompanying notes are an integral part of the financial statements.

MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON OPPORTUNISTIC HIGH
                                  YIELD FUND

                  SCHEDULE OF INVESTMENTS--DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                                                                            PAR           VALUE
 SECURITY DESCRIPTION                                                          RATE        MATURITY         VALUE        (NOTE 1A)
------------------------------------------------------------------------------------------------------------------------------------
EURO (CONTINUED)
Valentia Telecommunications Ltd                                               7.250%      8/15/2013  EUR   60,000   $      91,348
                                                                                                                      ___________
Total Euro Securities (Cost $283,036)                                                                                     524,418
                                                                                                                      ___________
TOTAL BONDS AND NOTES (COST $16,122,387)                                                                               17,062,727
                                                                                                                      ___________
CONVERTIBLE PREFERRED STOCKS--4.7%                                                                         SHARES
                                                                                                          _______
Fannie Mae 7.00% CVT Pfd                                                                                      300         $17,006
Ford Motor Co. Capital Trust II 6.50% CVT Pfd                                                                 850          44,872
General Motors Corp. Series C 6.25% CVT Pfd                                                                   750          19,995
Kansas City Southern 4.25% 144A CVT Pfd                                                                       160         105,220
Omnicare, Inc. 4.00% CVT Pfd                                                                                  700          38,325
Sovereign Capital Trust II 4.375% CVT Pfd                                                                   8,850         431,438
Tyco International Group SA 3.125% 144A CVT Pfd                                                           105,000         176,400
                                                                                                                      ___________
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $732,493)                                                                        833,256
                                                                                                                      ___________
WARRANTS--0.0%
GT Group Telecom, Inc., 02-01/2010 (^)                                                                      1,900              19
McLeod USA, Inc., 04/16/2007 (^)                                                                            3,291             691
                                                                                                                      ___________
TOTAL WARRANTS (COST $87,862)                                                                                                 710
                                                                                                                      ___________
SHORT TERM INVESTMENTS--13.6%
INVESTMENT COMPANIES--2.1%
Dreyfus Institutional Preferred Plus Money Market Fund ((+))                                              376,823         376,823
INVESTMENT OF CASH COLLATERAL--11.5%
BlackRock Cash Strategies L.L.C.(**)                                                                    2,059,543       2,059,543
                                                                                                                      ___________
TOTAL SHORT TERM INVESTMENTS--(Cost $2,436,366)                                                                         2,436,366
                                                                                                                      ___________
TOTAL INVESTMENTS--113.9% (COST $19,379,108)                                                                           20,333,059
LIABILITIES IN EXCESS OF OTHER ASSETS--(13.9%)                                                                         (2,478,786)
                                                                                                                      ___________
NET ASSETS--100.0%                                                                                                    $17,854,273
                                                                                                                      ___________

NOTES TO SCHEDULE OF INVESTMENTS:

144A-- Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified buyers.

CVT--Convertible
(a) Debt obligation initially issued in zero coupon form which converts to coupon form at a specific rate and date. The rate shown is the rate applicable at December 31, 2004. The maturity date shown is the ultimate maturity.
(b)  Variable Rate Security, rate indicated is as of 12/31/2004.
*    Security, or a portion thereof, was on loan at 12/31/2004.
**   Money market fund exempt from registration under the Investment Company Act of 1940 offered only to eligible investors.
EUR-Euro
REIT-Real Estate Investment Trust
Step Up--Coupon rate increases in increments to maturity. Rate disclosed is as of 12/31/2004. Maturity date disclosed is the ultimate maturity.
(+)     Affiliated institutional money market fund.
~       Defaulted security.
^       Non-income producing security.

   The accompanying notes are an integral part of the financial statements.

MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON OPPORTUNISTIC HIGH
                                  YIELD FUND

                  SCHEDULE OF INVESTMENTS--DECEMBER 31, 2004
--------------------------------------------------------------------------------

At December 31, 2004, the Fund held the following forward foreign currency exchange contracts:
                                          LOCAL
                                        PRINCIPAL          CONTRACT           VALUE AT          USD AMOUNT            UNREALIZED
CONTRACTS TO DELIVERAMOUNTVALUE DATEDECEMBER 31, 2004TO RECEIVE(LOSS)
------------------------------------------------------------------------------------------------------------------------------------
Euro                                      366,000          3/16/2005            $496,904           $487,342              $(9,562)

                                           LOCAL
                                           PRINCIPAL          CONTRACT           VALUE AT          USD AMOUNT            UNREALIZED
   CONTRACTS TO RECEIVE                     AMOUNT           VALUE DATE      DECEMBER 31, 2004     TO DELIVER               GAIN
------------------------------------------------------------------------------------------------------------------------------------
Euro                                      120,000          3/16/2005            $162,919           $159,590               $3,329

At December 31, 2004, the Fund held the following open swap contracts:
NOTIONAL AMOUNT                  EXPIRATION DATE                            DESCRIPTION                                  VALUE
------------------------------------------------------------------------------------------------------------------------------------
420,000 USD                                  6/20/09         Agreement with Merrill Lynch, dated 7/14/04
                                                             to receive 1.60% per year times the notional amount.
                                                             The Portfolio makes payment only upon a credit
                                                             event by Georgia Pacific Corp., an amount equal to
                                                             the notional amount times the difference between
                                                             the par value and the then-market of Georgia
                                                             Pacific Corp., 8.125% due 5/15/11.                        $12,085

420,000 USD                                  6/20/09         Agreement with Merrill Lynch, dated 7/14/04
                                                             to pay 0.77% per year times the notional amount.
                                                             The Portfolio receives payment only upon a
                                                             credit event by Mead Westvaco Corp., an amount
                                                             equal to the notional amount times the difference
                                                             between the par value and the then-market of
                                                             Mead Westvaco Corp., 6.85% due 4/01/12.                    (7,368)

                                                                                                                       _______
                                                             Total Swap Value                                         $  4,717
                                                                                                                       _______
                                                                                                                       _______

   The accompanying notes are an integral part of the financial statements.
                                       13

MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON OPPORTUNISTIC HIGH
                                  YIELD FUND

             STATEMENT OF ASSETS AND LIABILITIES DECEMBER 31, 2004
--------------------------------------------------------------------------------
ASSETS
 Investments in securities (including securities on loan, valued at $2,009,807
(Note 7))
  Unaffiliated issuers, at value (Note 1A) (cost $19,002,285)                                                      $19,956,236
  Affiliated issuers, at value (Note 1A) (cost $376,823) (Note 1H)                                                     376,823
  Cash                                                                                                                   5,385
  Foreign currency, at value (cost $5,243)                                                                               5,494
  Swap contracts, at value (Note 6)                                                                                      4,717
  Interest and dividends receivable                                                                                    344,904
  Unrealized appreciation on forward foreign currency exchange contracts (Note 6)                                        3,329
  Prepaid expenses                                                                                                       5,619
                                                                                                                   ___________
  Total assets                                                                                                      20,702,507
LIABILITIES
 Collateral for securities on loan (Note 7)                                                                       $  2,059,543
 Distribution payable                                                                                                  731,232
 Unrealized depreciation on forward currency exchange contracts (Note 6)                                                  9,56
 Accrued professional fees                                                                                              26,516
 Accrued accounting, custody, administration and transfer agent fees (Note 2)                                           14,877
 Accrued trustees' fees and expenses (Note 2)                                                                            2,199
 Accrued expenses and other liabilities                                                                                  4,305
                                                                                                                   ___________
  Total liabilities                                                                                                  2,848,234
                                                                                                                   ___________
NET ASSETS                                                                                                         $17,854,273
                                                                                                                   ___________
NET ASSETS CONSIST OF:
  Paid-in capital                                                                                                  $32,985,327
  Accumulated net realized loss                                                                                    (16,118,947)
  Net investment income                                                                                                 34,540
  Net unrealized appreciation                                                                                          953,353
                                                                                                                   ___________
TOTAL NET ASSETS                                                                                                   $17,854,273
                                                                                                                   ___________
                                                                                                                   ___________
SHARES OF BENEFICIAL INTEREST OUTSTANDING                                                                            1,022,217
                                                                                                                   ___________
                                                                                                                   ___________
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE

  (Net Assets/Shares outstanding)                                                                               $        17.47
                                                                                                                   ___________
                                                                                                                   ___________

   The accompanying notes are an integral part of the financial statements.

MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON OPPORTUNISTIC HIGH
                                  YIELD FUND

         STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1B)
  Interest income (including securities lending income of $5,527 (Note 7))   $2,616,134
  Interest income from affiliated investments (Note 1H)                          10,273
  Dividend income                                                                41,378
                                                                             __________
    Total investment income                                                   2,667,785
EXPENSES
 Investment advisory fee (Note 2)                                             $ 139,739
 Accounting, custody, administration and transfer agent fees (Note 2)            76,995
 Professional fees                                                               41,235
 Registration fees                                                                6,360
 Trustees' fees and expenses (Note 2)                                             8,030
 Insurance expense                                                                8,882
 Miscellaneous                                                                    7,845
                                                                             __________
    Total expenses                                                              289,086
DEDUCT:
 Waiver of investment advisory fee (Note 2)                                    (139,739)
 Reimbursement of Fund operating expenses (Note 2)                             (114,412)
                                                                             __________
    Total expense deductions                                                   (254,151)
                                                                             __________
      Net expenses                                                               34,935
                                                                              __________
        Net investment income                                                  2,632,850
REALIZED AND UNREALIZED GAIN (LOSS)
 Net realized gain (loss) on:
 Investment security transactions                                             2,710,298
 Foreign currency transactions and forward currency exchange contracts           (64,55)
 Swap transactions                                                              (11,910)
                                                                              __________

    Net realized gain                                                          2,633,830
  Change in unrealized appreciation (depreciation) on:
  Investment securities                                                      (1,883,585)
  Foreign currency transactions and forward currency exchange contracts          79,267
  Swap transactions                                                              16,027
                                                                             __________
    Change in net unrealized appreciation (depreciation)                      (1,788,291)
                                                                              __________
  Net realized and unrealized gain on investments                              845,539
                                                                              __________
NET INCREASE IN NET ASSETS FROM OPERATIONS                                    $3,478,389
                                                                              __________
                                                                              __________

   The accompanying notes are an integral part of the financial statements.

MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON OPPORTUNISTIC HIGH
                                  YIELD FUND

                      STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                      FOR THE               FOR THE
                                                                                     YEAR ENDED            YEAR ENDED
                                                                                  DECEMBER 31, 2004     DECEMBER 31, 2003
                                                                                  __________________     _________________
INCREASE (DECREASE) IN NET ASSETS:
FROM INVESTMENT OPERATIONS
  Net investment income                                                             $  2,632,850          $  2,973,253
  Net realized gains                                                                   2,633,830             1,430,331
  Change in net unrealized appreciation (depreciation)                                (1,788,291)            2,875,365
                                                                                     ___________           ___________
  Net increase in net assets from investment operations                                3,478,389             7,278,949
                                                                                     ___________           ___________
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1E)
  From net investment income                                                          (2,893,284)           (3,206,052)
                                                                                     ___________           ___________
  Total distributions to shareholders                                                 (2,893,284)           (3,206,052)
                                                                                     ___________           ___________
FUND SHARE TRANSACTIONS (NOTE 4)
  Net proceeds from sale of shares                                                     1,609,132            30,966,852
  Value of shares issued to shareholders in reinvestment of distributions              1,369,851             2,344,012
  Cost of shares redeemed                                                            (27,553,173)          (34,572,371)
                                                                                     ____________          ___________
  Net (decrease) in net assets from Fund share transactions                         (24,574,190)            (1,261,507)
                                                                                     ___________           ___________
TOTAL INCREASE (DECREASE) IN NET ASSETS                                             (23,989,085)             2,811,390
NET ASSETS
  At beginning of year                                                                41,843,358            39,031,968
                                                                                     ___________           ___________
  At end of year (including net investment income of $34,540 and 94,915)             $17,854,273           $41,843,358
                                                                                     ___________           ___________
                                                                                     ___________           ___________

   The accompanying notes are an integral part of the financial statements.

MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON OPPORTUNISTIC HIGH
                                  YIELD FUND

                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                       FOR THE PERIOD
                                                                                                        APRIL 2, 2001
                                                                                                      (COMMENCEMENT OF
                                                                  YEAR ENDED SEPTEMBER 30,              OPERATIONS) TO
                                                            ______________________________________
                                                              2004            2003           2002     DECEMBER 31, 2001
                                                             _______        _______         _______   ___________________
NET ASSET VALUE, BEGINNING OF YEAR                          $  17.64       $  15.72      $  16.36        $  20.00
                                                             _______        _______       _______         _______
FROM INVESTMENT OPERATIONS:
   Net investment income( (1)*)                                 1.38           1.36          1.41            1.34
   Net realized and unrealized gain (loss) on investments       0.47           1.97         (0.46)          (1.93)
                                                             _______        _______       _______         _______
Total from investment operations                                1.85           3.33          0.95           (0.59)
                                                             _______        _______       _______         _______

LESS DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                  (2.02)         (1.41)        (1.58)          (2.98)
   From tax return of capital                                     --             --         (0.01)          (0.07)
                                                             _______        _______       _______         _______
Total distributions to shareholders                            (2.02)         (1.41)        (1.59)          (3.05)
                                                             _______        _______       _______         _______
NET ASSET VALUE, END OF YEAR                                $  17.47       $  17.64      $  15.72        $  16.36
                                                             _______        _______       _______         _______
                                                             _______        _______       _______         _______
TOTAL RETURN((+))                                              10.85%         21.77%         6.07%          (2.91)%((+)(+)(+))
RATIOS/SUPPLEMENTAL DATA:
   Expenses (to average daily net assets)(*)                   0.10%          0.10%         0.10%           0.10 %((+)(+))
   Net Investment Income (to average daily net assets)(*)      7.57%          8.00%         8.78%           9.46%((+)(+))
   Portfolio Turnover                                            36%           133%          121%            191%((+)(+)(+))
   Net Assets, End of Year (000's omitted)                  $17,854        $41,843       $39,032         $46,193
-------

* For the periods indicated, the investment adviser voluntarily agreed not to impose all or a portion of its investment advisory fee and/or reimbursed the Fund for a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios would have been:

   Net investment income per share(1)          $    1.25      $    1.22      $   1.31    $    1.28
   Ratios (to average daily net assets):
      Expenses                                     0.83%          0.91%         0.73%         0.54%((+)(+))
      Net investment income                        6.84%          7.19%         8.15%         9.02%((+)(+))

(1)       Calculated based on average shares outstanding.
(+)       Total return would have been lower in the absence of fee waivers and expense limitations.
(+)(+)     Computed on an annualized basis.
(+)(+)(+)  Not annualized

   The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST

                 STANDISH MELLON OPPORTUNISTIC HIGH YIELD FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)  SIGNIFICANT ACCOUNTING POLICIES:

     Mellon Institutional Funds Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Mellon Opportunistic High Yield Bond Fund (the "Fund") is a separate non-diversified investment series of the Trust.

     The objective of the Fund is to maximize total return, consistent with preserving principal, primarily through the generation of current income and, to a lesser extent, capital appreciation by investing, under normal circumstances, at least 80% of net assets in below investment grade fixed income securities.

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A. INVESTMENT SECURITY VALUATIONS

     Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are primarily traded. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at value on the basis of valuations furnished by a pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships between securities that are generally recognized by institutional traders. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees.

     Short-term instruments with less than sixty-one days remaining to maturity are valued at amortized cost, which approximates market value. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized value based upon the value on such date unless the Trustees determine during such sixty-day period that amortized value does not represent fair value.

     B. SECURITIES TRANSACTIONS AND INCOME

     Securities transactions are recorded as of the trade date. Interest income is determined on the basis of coupon interest accrued, adjusted for accretion of discount or amortization of premium using the yield-to-maturity method on long-term debt securities and short-term securities with greater than sixty days to maturity. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts usually received or paid.

     C. FOREIGN CURRENCY TRANSACTIONS

     The Fund keeps its books and records in U.S. dollars. Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon current currency exchange rates at the valuation date. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

     Section 988 of the Internal Revenue Code provides that gains or losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. For financial statement purposes, such amounts are included in net realized gains or losses.

     D. INVESTMENT RISK

     There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST

                 STANDISH MELLON OPPORTUNISTIC HIGH YIELD FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

     E. DISTRIBUTIONS TO SHAREHOLDERS

     Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income will be declared and distributed quarterly. The Fund's dividends from short-term and long-term capital gains, if any, after reduction of capital losses will be declared and distributed at least annually. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for losses deferred due to wash sales, foreign currency gains and losses, post-October losses, amortization and/or accretion of premiums and discounts on certain securities and the timing of recognition of gains and losses on futures contracts.

     Permanent book and tax basis differences will result in reclassifications among undistributed net investment income, accumulated net realized gain
     (loss) and paid in capital. Undistributed net investment income and accumulated net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

     F. EXPENSES

     The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

     G. COMMITMENTS AND CONTINGENCIES

     In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risks of loss to be remote.

     H. AFFILIATED ISSUERS

     Affiliated issuers represent issuers in which the Fund held investments in other investment companies advised by Standish Mellon Asset Management Company LLC ("Standish Mellon"), a wholly-owned subsidiary Mellon Financial Corporation, or its affiliates.

(2)  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

     The investment advisory fee paid to Standish Mellon for overall investment advisory, administrative services, and general office facilities, is paid monthly at the annual rate of 0.40% of the Fund's average daily net assets. Standish Mellon voluntarily agreed to limit total Fund operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) to 0.10% of the Fund's average daily net assets for the year ended December 31, 2004. Pursuant to this agreement, for the year ended December 31, 2004, Standish Mellon collectively and voluntarily waived its investment advisory fee in the amount of $139,739 and reimbursed the Fund for $114,412 of its operating expenses. This agreement is voluntary and temporary and may be discontinued or revised by Standish Mellon at any time.

     Effective February 23, 2004, the Fund entered into an agreement with Dreyfus Transfer, Inc., a wholly owned subsidiary of The Dreyfus Corporation, a wholly owned subsidiary of Mellon Financial Corporation and an affiliate of Standish Mellon, to provide personnel and facilities to perform transfer agency and certain shareholder services for the Fund. For these services the Fund pays Dreyfus Transfer, Inc. a fixed fee plus per account and transaction based fees, as well as, out-of-pocket expenses. Pursuant to this agreement the Fund paid $3,277 during the period ended December 31, 2004.

     The Fund has contracted Mellon Bank, N.A. ("Mellon Bank"), a wholly owned subsidiary of Mellon Financial Corporation and an affiliate of Standish Mellon, to provide custody, fund administration and fund accounting services for the Fund. For these services the Fund pays Mellon Bank a fixed fee plus asset and transaction based fees, as well as, out-of-pocket expenses. Pursuant to this agreement the Fund paid $60,759 during the year ended December 31, 2004.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST

                 STANDISH MELLON OPPORTUNISTIC HIGH YIELD FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     The Fund entered into an agreement with Mellon Bank to perform certain securities lending activities and to act as the Fund's lending agent. Pursuant to this agreement Mellon Bank receives an agreed upon percentage of the net lending revenues. This compensation is a standard form of compensation received by securities lending agents with respect to non-affiliated entities. See Note 7 for further details.

     No director, officer or employee of Standish Mellon or its affiliates receives any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of Standish Mellon or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

(3)  PURCHASES AND SALES OF INVESTMENTS:

     Purchases and proceeds from sales of investments, other than short-term obligations, for the year ended December 31, 2004 were as follows:

                                                         PURCHASES       SALES
                                                     ____________  ____________
     Investments (non-U.S. Government Securities)   $  11,814,623  $ 35,491,280
                                                     ____________  ____________
                                                     ____________  ____________

(4)  SHARES OF BENEFICIAL INTEREST:

     The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                    FOR THE               FOR THE
                                                  YEAR ENDED             YEAR ENDED
                                              DECEMBER 31, 2004       DECEMBER 31, 2003
                                             __________________       _________________
     Shares sold                                    91,564                1,812,094
        Shares issued to shareholders in
          reinvestment of distributions declared    78,037                  137,526
        Shares redeemed                         (1,519,183)              (2,061,476)
                                               __________               __________
        Net increase (decrease)                 (1,349,582)                (111,856)
                                                __________               __________
                                                __________               __________

     At December 31, 2004, three shareholders of record held approximately 48%

     of the total outstanding shares of the Fund. Investment activity of these shareholders could have a material impact on the Fund.

     A significant portion of the Fund's shares represent investments by fiduciary accounts over which Standish Mellon and its affiliates have either sole or joint investment discretion.

(5)  FEDERAL TAXES:

     As a regulated investment company qualified under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year.

     The tax basis components of distributable earnings and the federal tax cost as of December 31, 2004, was as follows:

                                                      AMOUNT
                                                       ____________
                  Unrealized appreciation             $  1,497,960
                  Unrealized depreciation                 (558,458)
                                                        ___________

                  Net unrealized appreciation/depreciation   939,502
                  Undistributed ordinary income               28,307
                  Capital loss carry-forward              16,104,498
                  Cost for federal income tax purposes   $19,393,557

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST

                 STANDISH MELLON OPPORTUNISTIC HIGH YIELD FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     At December 31, 2004, the Fund, for federal income tax purposes, has capital loss carryovers of $16,104,478 which will reduce the Fund's taxable income arising from net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Such capital loss carryovers are as follows:

               CAPITAL LOSS
                CARRY OVER               EXPIRATION DATE
              ____________               ________________
            $   8,800,951                 12/31/2010
                7,303,547                 12/31/2011
              ____________
              $ 16,104,478
              ____________
              ____________

    Tax character of distributions paid during the fiscal years ended December
     31, 2004 and December 31, 2003, were as follows:

                                     2004                  2003
                                  __________            __________
           Ordinary income        $2,893,284            $3,206,052

(6)     FINANCIAL INSTRUMENTS:

     In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these instruments are set forth more fully in the Fund's Prospectus and Statement of Additional Information.

     The Fund may trade the following instruments with off-balance sheet risk:

     OPTIONS

     Call and put options give the holder the right to purchase or sell a security or currency or enter into a swap arrangement on a future date at a specified price. The Fund may use options to seek to hedge against risks of market exposure and changes in securities prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. Options, both held and written by the Fund, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased options is shown in the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contract or if the counterparty does not perform under the contract's terms.

     Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Fund is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

     Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by the dealers.

     The Fund did not enter into any option transactions during the year ended at December 31, 2004.

     FORWARD CURRENCY EXCHANGE CONTRACTS

     The Fund may enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or upon the closing of the contract. Forward currency exchange contracts are used by the Fund primarily to protect the value of the Fund's foreign securities from adverse currency movements. Unrealized appreciation and depreciation of forward currency exchange contracts is included in the Statement of Assets and Liabilities.

     The Fund held forward currency exchange contracts at December 31, 2004. See Schedule of Investments for further details.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST

                 STANDISH MELLON OPPORTUNISTIC HIGH YIELD FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     FUTURES CONTRACTS

     The Fund may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to the margin requirements, the Fund deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Fund's exposure to the underlying instrument, while selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparties do not perform under the contract's terms. The Fund enters into financial futures transactions primarily to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

     The Fund did not enter into any futures contracts during the year ended December 31, 2004.

     SWAP AGREEMENTS

     The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into interest rate and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. The Fund may use credit default swaps to provide a measure of protection against defaults of issuers (i.e., to reduce risk where the Fund owns or has exposure to the corporate or sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular corporate or sovereign issuer's default. In connection with these agreements, cash or securities may be set aside as collateral in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral. Swaps are marked to market daily based upon quotations from market makers and change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and differences could be material. Payments received or made from credit default swaps at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Net payments of interest on interest rate swap agreements, if any, are included as part of realized gain or loss. Entering into these agreements involves, to varying degrees, elements of credit, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

      The Fund held swap contracts at December 31, 2004. See Schedule of Investments for further details.

(7)  SECURITY LENDING:

     The Fund may lend its securities to financial institutions which the Fund deems to be creditworthy. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is allocated to the Fund on the next business day. For the duration of a loan, the Fund receives the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from the investment of the collateral. As with other extensions of credit, the Fund bears the risk of delay in recovery or even loss of rights in its securities on loan should the borrower of the securities fail financially or default on its obligations to the Fund. In the event of borrower default, the Fund generally has the right to use the collateral to offset losses incurred. The Fund may incur a loss in the event it was delayed or prevented from exercising its rights to dispose of the collateral. The Fund also bears the risk in the event that the interest and/or dividends received on invested collateral is not sufficient to meet the Fund's obligations due on the loans.

     The Fund loaned securities during the year ended December 31, 2004 resulting in security lending income of $5,527. At December 31, 2004, the Fund had securities worth $2,009,807 on loan. See Schedule of Investments for further detail on the security positions on loan and collateral held.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST

                 STANDISH MELLON OPPORTUNISTIC HIGH YIELD FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(8)  DELAYED DELIVERY TRANSACTIONS:

     The Fund may purchase securities on a when-issued, delayed delivery or forward commitment basis. Payment and delivery may take place a month or more after the date of the transactions. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Income on the securities will not be earned until settlement date. The Fund instructs its custodian to segregate securities having value at least equal to the amount of the purchase commitment.

     The Fund may enter into to be announced ("TBA") purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 0.01% from the principal amount. The Fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the Fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Investment security valuations" above.

     The Fund may enter into TBA sale commitments to hedge its portfolio positions. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, an offsetting TBA purchase commitment deliverable is held as "cover" for the transaction.

     Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Investment security valuations" above. The contract is 'marked-to-market' daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

     The Fund did not enter into any delayed delivery transactions during the year ended December 31, 2004.

(9)  CONCENTRATION OF RISK:

     The Fund invests in low rated (non-investment grade) and comparable quality unrated high yield securities. Investments in high yield securities are accompanied by a greater degree of credit risk and the value of high yield securities tends to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default of an issuer may be significantly greater for holders of high yield securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

     There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent with investments of domestic origin. The Fund's investment in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(10) LINE OF CREDIT:

     The Fund, and other funds in the Trust and subtrusts in the Mellon Institutional Funds Master Portfolio Trust (the "Portfolio Trust") are parties to a committed line of credit facility, which enables each portfolio/fund to borrow, in the aggregate, up to $35 million. Interest is charged to each participating portfolio/fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. In addition, a facility fee, computed at an annual rate of .060 of 1% committed amount, is allocated ratably among the participating portfolios/funds at the end of each quarter. For the year ended December 31, 2004, a facility fee of $420 was allocated to the Fund.

     During the year ended December 31, 2004, the Fund did not borrow under the credit facility.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST

                 STANDISH MELLON OPPORTUNISTIC HIGH YIELD FUND

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

     To the Trustees of Mellon Institutional Funds Investment Trust and the Shareholders of Standish Mellon Opportunistic High Yield Bond Fund:

     In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish Mellon Opportunistic High Yield Bond Fund (the "Fund") at December 31, 2004, and the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion

     PricewaterhouseCoopers LLP
     New York, NY
     February 25, 2005

TRUSTEES AND OFFICERS

The following table lists the Trust's trustees and officers; their address and date of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies; and total annual remuneration paid as of December 31, 2004. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing The Mellon Institutional Funds at P.O. Box 8585, Boston, MA 02266-8585 or calling toll free 1-800-221-4795.

INDEPENDENT TRUSTEES

                                                                                        NUMBER OF                        TRUSTEE
                                                                  PRINCIPAL           PORTFOLIOS IN       OTHER       REMUNERATION
NAME                                     TERM OF OFFICE         OCCUPATION(S)         FUND COMPLEX    DIRECTORSHIPS    (YEAR ENDED
ADDRESS, AND               POSITION(S)    AND LENGTH OF          DURING PAST           OVERSEEN BY       HELD BY      DECEMBER 31,
DATE OF BIRTH            HELD WITH TRUST   TIME SERVED             5 YEARS               TRUSTEE         TRUSTEE          2004)
------------------------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming            Trustee      Trustee since     Chairman of the Board          30             None         Fund:  $959
c/o Decision Resources, Inc.              11/3/1986         and Chief Executive
260 Charles Street                                          Officer, Decision
Waltham, MA 02453                                           Resources, Inc.
9/30/40

Caleb Loring III             Trustee      Trustee since     Trustee, Essex Street          30             None        Fund: $1,052
c/o Essex Street Associates               11/3/1986         Associates (family
P.O. Box 181                                                investment trust office)
Beverly, MA 01915
11/14/43

Benjamin M. Friedman         Trustee      Trustee since     William Joseph Maier,          30             None         Fund:  $959
c/o Harvard University                    9/13/1986         Professor of Political
Cambridge, MA 02138                                         Economy, Harvard
8/5/44                                                      University

John H. Hewitt               Trustee      Trustee since     Trustee, Mertens               30             None         Fund:  $959
P.O. Box 2333                             11/3/1986         House, Inc. (hospice)
New London, NH 03257
4/11/35

INTERESTED TRUSTEES

Patrick J. Sheppard    Trustee, President   Since 2003      Senior Vice President          30             None         Fund:    $0
Mellon Institutional        and Chief                       and Chief Operating Officer,
Asset Management        Executive Officer                   Mellon Institutional
One Boston Place                                            Asset Management;
Boston, MA 02108                                            formerly Vice President
7/24/65                                                     and Chief Financial Officer,
                                                            Mellon Institutional
                                                            Asset Management

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                                                                                                                     NUMBER OF
                                                                                                                   PORTFOLIOS IN
NAME                                     TERM OF OFFICE                                                            FUND COMPLEX
ADDRESS, AND               POSITION(S)    AND LENGTH OF               PRINCIPAL OCCUPATION(S)                       OVERSEEN BY
DATE OF BIRTH            HELD WITH TRUST   TIME SERVED                  DURING PAST 5 YEARS                           TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Barbara A. McCann        Vice President   Since 2003            Senior Vice President and Head of Operations            30
Mellon Institutional      and Secretary                         Mellon Institutional Asset Management, formerly
Asset Management                                                First Vice President, Mellon Institutional Asset
One Boston Place                                                Management and Mellon Global Investments
Boston, MA 02108
2/20/61

Steven M. Anderson       Vice President   Vice President        Vice President and Mutual Funds Controller,             30
Mellon Institutional      and Treasurer   since 1999;           Mellon Institutional Asset Management
Asset Management                          Treasurer             Institutional Asset
One Boston Place                          since 2002
Boston, MA 02108
7/14/65

Denise B. Kneeland       Assistant Vice   Since 1996            Vice President and Manager, Mutual Funds Operations,    30
Mellon Institutional        President                           Mellon Institutional Asset Management
Asset Management
One Boston Place
Boston, MA 02108
8/19/51

Cara E. Hultgren         Assistant Vice   Since 2001            Assistant Vice President and Manager,                   30
Mellon Institutional        President                           Shareholder Services, Mellon Institutional
Asset Management                                                Asset Management since 2001;
One Boston Place                                                Shareholder Representative,
Boston, MA 02108                                                Standish Mellon Asset Management
1/19/71

Jan F. Jumet                  Chief       Since 2004            Senior Vice President and Chief Compliance Officer      30
Standish Mellon Assest     Compliance                           for Standish Mellon Asset Management Company LLC;
Management Company LLC       Officer                            formerly Director of Compliance and Administration
One Boston Place                                                and Chief Administration Officer for Standish Mellon
Boston, MA 02108                                                Asset Management Company LLC, Senior
8/9/66                                                          Vice President and Chief Administration Officer
                                                                for Mellon Bond Associates, LLP, and
                                                                First Vice President and Senior Sales Associate
                                                                for Mellon Institutional Asset Management

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

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

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

One Boston Place
Boston, MA 02108-4408
800.221.4795
www.melloninstitutionalfunds.com

Annual Report                      STANDISH MELLON
                                   OPPORTUNISTIC EMERGING MARKETS DEBT FUND

YEAR ENDED DECEMBER 31, 2004

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund' s historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Commencing with the fiscal quarter ending September 30, 2004, the Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The Fund' s Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information regarding the operation of the SEC's Public
Reference    Room    may    be    obtained    by    calling    1-800-SEC-0330.

To view the Fund' s proxy voting guidelines and proxy voting record for the 12-month period ended June 30, 2004, visit the SEC' s web site at http:
//www.sec.gov. You may also call 1-800-221-4795 to request a free copy of the proxy voting guidelines.

February 28, 2005

Dear Mellon Institutional Fund Shareholder:

Enclosed you will find your Fund's annual report for the fiscal year ended December 31, 2004.

The year was largely positive for the financial markets, as the economic expansion continued. However, as the year progressed, anticipated GDP growth diminished in line with typical expectations at this point in the economic cycle.

The S&P 500 entered 2004 with a sharp climb, fueled to a large degree by above-trend GDP growth: 4.4% in the fourth quarter of 2003 and 5.0% in the first quarter of the year, driven by a potent mix of tax cuts, monetary policy and government spending. But the momentum stalled, as the market dealt with the prospect of inflation and a new tightening cycle by the Federal Reserve, the uncertainties of a tight presidential campaign, and the ever-present threats posed by terrorism. The equity markets greeted the reelection of President Bush with optimism, as the S&P 500 surged past 1200 in the closing weeks of the year to its' 2004 peak.

In the bond market, the year started with much speculation about when and how the Fed would end one of the longest stretches of easy monetary policy on record, which had driven rates to historical lows. In the fall of 2003, the prospect of deflation was still a factor in the Fed's deliberations and was its stated rationale for maintaining an accommodative stance. In the first quarter, however, the Fed began to refer to a "measured pace" of tightening. The market reacted by switching gears dramatically, sending the 10-year U.S. Treasury note from 3.7% on March 16 to 4.9% on June 14. Since then, as the economic outlook softened, with relatively tame inflation, yields have settled back to about 4%, roughly the same as a year ago.

Looking ahead, it is clear that there are some causes for concern. Consumers are weighted with debt and potentially vulnerable in a rising rate environment. Companies are hoarding cash and are being deliberate in boosting employment and spending on plant and equipment. The stimulus of monetary policy, tax cuts and government spending is waning. Nevertheless, business activity has some significant momentum, which should carry over into 2005, with reasonable profit growth and modest inflation. Finally, the president's ambitious plans to privatize Social Security, reform health care, and revise the tax code could potentially have major fiscal implications that the market will be watching carefully.

Thank you for your business and confidence in Mellon Institutional Funds. Please feel free to contact us with questions or comments.

Sincerely,
/s/Patrick J. Sheppard
Patrick J. Sheppard

                  One Boston Place  *  Boston, MA 02108-4402

                       A MELLON ASSET MANAGEMENT COMPANY

   MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON OPPORTUNISTIC
                          EMERGING MARKETS DEBT FUND

                      MANAGEMENT DISCUSSION AND ANALYSIS
--------------------------------------------------------------------------------
The Emerging Market debt asset class performed well in 2004, due both to a supportive environment for risky assets and to fundamental improvements in the economic condition of many emerging market countries. Volatility in the Treasury market did spill over into Emerging Market debt, particularly during the April-May sell-off. The year 2004 was the third full year for the Opportunistic Emerging Market Fund and it returned 11.54%, barely behind the J.P. Morgan EMBI Global benchmark (11.74% return). Uruguay was the best performing market with a return of 34%; the country continued recovering strongly from its collapse in 2002 and benefited from early constructive signals sent by the incoming Vasquez administration. Other notable performers included Dominican Republic, Venezuela, and Ecuador, all with returns above 20%, the later two helped by strong oil prices and reduced political uncertainty. The worst performing market in the high-beta universe was Ukraine; it managed a 7.2% return in 2004, as political noise was a constant throughout the year. Other key markets such as Mexico and Russia returned 8.6% and 11.5%, respectively. Argentina's bond prices also performed strongly, returning 19.8%, as its long-delayed exchange draws nearer.

Emerging market debt was driven by three important factors for most of 2004: the US economic outlook, continued improvements in Emerging Market countries' fundamentals, and new inflows into the asset class.

Early in the year, strong inflows into the asset class kept the momentum from 2003 going, but long-duration supply and political scandals in EM bellwether Brazil put some pressure on spreads, which range-traded during most of the first four months of the year. However, due to stronger than expected payroll reports, Treasuries sold off by over 100 bps during April and May. This negatively affected emerging market spreads as investors remembered the fallout from the 1994 Mexico crisis that was in part caused by a rise in Treasury yields. Throughout this period, EM spreads widened by more than 100 basis points.

EM spreads remained volatile until late May, when tame inflation and weak employment growth led the market to believe that a dramatic tightening by the Fed was not to occur. Since then, EM spreads have been on a clear downward path. Once US Treasury rates stabilized, emerging market spreads continued to contract, falling by 200 basis points by yearend. Throughout the year, but especially in the second half, new inflows into the asset class from institutional and retail investors helped keep bond prices well supported. Moreover, most of the positive rating actions in EM universe materialized throughout the second half of the year, supporting higher bond valuations.

In late June the Federal Reserve began its long awaited tightening process, raising its benchmark rate by 25 basis points. In total, the Fed tightened rates by 125 basis points in 2004. Its' "measured" pace of tightening has provided support to fixed income markets.

In terms of performance, the Fund had two distinct phases. During the first half of the year, performance was disappointing, as risk in high-beta credits and interest rate duration were not cut enough during the April-May selloff. However, the underperformance was almost made up during the second half, as the Fund correctly overweighted high-beta assets in Brazil, Ecuador, Argentina (Boden 12), Russia (Aries bonds) and Turkey.

In 2005 we expect the first half of the year to be somewhat of a continuation of the trends in 2004 with the Federal Reserve continuing its policy "normalization" and continued credit improvement in many emerging markets. During the second half of the year the outlook is less certain as, depending on incoming data on inflation and growth, the Federal Reserve might change its "measured" pace of tightening and all fixed income assets, including emerging market debt, might overshoot in either direction. Other factors such as a disorderly decline in the value of the US dollar, another terrorist strike or investor uneasiness with upcoming elections in several countries during 2006 could pose challenges during the course of the year.

We thank you for your continued support.


/s/John L. Peta                         /s/Boris Seguna
John L. Peta                            Boris Seguna

   MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON OPPORTUNISTIC
                          EMERGING MARKETS DEBT FUND

    COMPARISON OF CHANGE IN VALUE OF $100,000 INVESTMENT IN STANDISH MELLON OPPORTUNISTIC EMERGING MARKETS DEBT FUND AND THE JP MORGAN EMBI GLOBAL INDEX
--------------------------------------------------------------------------------
          AVERAGE ANNUAL TOTAL RETURNS  (FOR PERIOD ENDED 12/31/2004)
--------------------------------------------------------------------------------

                                                     Since
                                                  Inception
                         1 Year       3 Year     03/27/2001
--------------------------------------------------------------------------------
                         11.54%       17.60%       16.09%

AVERAGE ANNUAL TOTAL RETURNS REFLECT THE CHANGE IN THE VALUE OF AN INVESTMENT, ASSUMING REINVESTMENT OF THE FUND'S DIVIDEND INCOME AND CAPITAL GAINS. THE $100,000 LINE GRAPH AND THE FUND'S RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. DURING PERIODS OF REIMBURSEMENT BY THE FUND'S INVESTMENT ADVISER (IF APPLICABLE), THE FUND'S TOTAL RETURN WILL BE GREATER THAN IT WOULD BE HAD THE REIMBURSEMENT NOT OCCURRED. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

   MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON OPPORTUNISTIC
                          EMERGING MARKETS DEBT FUND

                          SHAREHOLDER EXPENSE EXAMPLE
--------------------------------------------------------------------------------

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000.00=8.6), then multiply the result by the number in the first line under the heading entitled Expenses Paid During Period to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expenses ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                   Expenses Paid
                                 Beginning                    Ending               During Period((+))
                               Account Value              Account Value             July 1, 2004 to
                               July 1, 2004             December 31, 2004          December 31, 2004
--------------------------------------------------------------------------------------------------------
Actual                             $1,000.00                   $1,166.00                  $1.63
Hypothetical (5% return
  per year before expenses)        $1,000.00                   $1,023.63                  $1.53
(
-------

((+)) EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.30%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/366 (TO REFLECT THE ONE-HALF YEAR PERIOD).

   MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON OPPORTUNISTIC
                          EMERGING MARKETS DEBT FUND

                   FUND INFORMATION AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                                                            PERCENTAGE OF
 TOP TEN HOLDINGS                                           RATE              MATURITY        NET ASSETS
---------------------------------------------------------------------------------------------------------
Russian Federation 144A                                     5.000             3/31/2030            9.6%
Republic of Brazil                                         11.000             8/17/2040            4.7
Republic of Brazil                                         10.125             5/15/2027            3.7
Banco Nacional de Comercio Exterior SNC 144A                3.875             1/21/2009            3.5
Aries Vermogensverwaltng 144A                               7.750            10/25/2009            3.5
Republic of Argentina                                       6.000             3/31/2023            3.0
Republic of Argentina                                       2.008              8/3/2012            2.9
Republic of Turkey                                         11.875             1/15/2030            2.8
Republic of Venezuela                                       9.250             9/15/2027            2.7
Petroliam Nasional Berhad 144A                              7.750             8/15/2015            2.7
                                                                                                   ____
                                                                                                  39.1%

                                        PERCENTAGE OF
        GEOGRAPHIC REGION                 INVESTMENTS
        --------------------------------------------
        Latin America                         61.4%
        Europe                                20.0
        Middle East                            8.6
        Asia                                   4.5
        Africa                                 4.0
        Cash & Equivalents                     1.5
                                             _____
                                             100.0%

   MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON OPPORTUNISTIC
                          EMERGING MARKETS DEBT FUND


                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                                                                   PAR         VALUE
SECURITY DESCRIPTION                                      RATE       MATURITY                     VALUE      (NOTE 1A)
-----------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES--98.7%

CORPORATE--9.0%

ENERGY--9.0%
Morgan Stanley Bank AG for OAO Gazprom 144A                 9.625%    3/1/2013         USD        75,000  $     88,50
Pemex Project Funding Master Trust 144A                     3.790    6/15/2010                    95,000       97,470
Pemex Project Funding Master Trust                          7.375   12/15/2014                   120,000      133,380
Pemex Project Funding Master Trust                          8.625     2/1/2022                   240,000      278,640

Petroliam Nasional Berhad 144A                              7.750    8/15/2015                   240,000      293,089
Salomon Brothers AF for OAO Siberian Oil Co.               10.750    1/15/2009                    95,000      101,175
                                                                                                          ___________

Total Corporate (Cost $966,410)                                                                               992,254
                                                                                                          ___________
SOVEREIGN BONDS--85.9%
Banco Nacional de Comercio Exterior SNC 144A                3.875    1/21/2009                   400,000      390,000
Dominican Republic 144A                                     9.500    9/27/2006                   120,000      112,200
Ministry Finance Russia                                     3.000    5/14/2008                   190,000      176,225
Nigeria Promissory Notes Series RC                          5.092     1/5/2010                   470,000      157,450
Philippine Government International Bond                    9.375    1/18/2017                   170,000      176,588
Republic of Argentina                                       2.008     8/3/2012                   380,000      324,520
Republic of Argentina                                      12.250    6/19/2018                    84,900       28,017
Republic of Argentina                                       6.000    3/31/2023                   590,000      330,400
Republic of Argentina                                      12.000    6/19/2031                   137,800       45,474
Republic of Brazil                                         14.500   10/15/2009                   120,000      160,020
Republic of Brazil                                         12.000    4/15/2010                   210,000      259,350
Republic of Brazil                                         11.000    1/11/2012                   165,000      200,310
Republic of Brazil                                          3.125    4/15/2012                   304,830      290,350
Republic of Brazil                                         10.125    5/15/2027                   355,000      404,280
Republic of Brazil                                         11.000    8/17/2040                   435,000      515,910
Republic of Brazil (a)                                      3.063    4/15/2024                   195,000      180,375
Republic of Brazil*                                        14.500   10/15/2009                    20,000       26,668
Republic of Colombia                                       10.500     7/9/2010                    65,000       75,725
Republic of Colombia                                       10.000    1/23/2012                    65,000       75,075
Republic of Colombia                                       10.750    1/15/2013                    30,000       35,850
Republic of Colombia*                                       9.750    4/23/2009                   115,000      131,100
Republic of Colombia*                                       8.125    5/21/2024                   100,000       97,000
Republic of Ecuador 144A                                   12.000   11/15/2012                    85,000       87,125
Republic of Ecuador                                         8.000    8/15/2030                    80,000       69,600
Republic of El Salvador                                     8.250    4/10/2032                    55,000       55,550
Republic of El Salvador 144A                                8.500    7/25/2011                    20,000       22,850
Republic of El Salvador 144A                                7.750    1/24/2023                    75,000       81,938
Republic of Indonesia 144A                                  6.750    3/10/2014                    25,000       25,063
Republic of Panama                                          9.625     2/8/2011                   115,000      136,275
Republic of Panama                                          7.250    3/15/2015                    40,000       41,400
Republic of Panama                                          8.875    9/30/2027                   160,000      177,600
Republic of Peru                                            9.125    2/21/2012                   150,000      174,375
Republic of Peru                                            9.875     2/6/2015                    60,000       74,100
Republic of Peru                                            8.375     5/3/2016                    40,000       44,800

   The accompanying notes are an integral part of the financial statements.

   MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON OPPORTUNISTIC
                          EMERGING MARKETS DEBT FUND

                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                                                                               PAR         VALUE
SECURITY DESCRIPTION                                                   RATE      MATURITY                     VALUE      (NOTE 1A)
------------------------------------------------------------------------------------------------------------------------------------
SOVEREIGN BONDS (CONTINUED)
Republic of Peru                                                        4.500%     3/7/2017         USD       150,000  $   140,250
Republic of South Africa                                                9.125     5/19/2009                    95,000      112,201
Republic of South Africa                                                6.500      6/2/2014                   130,000      141,674
Republic of Turkey                                                     10.500     1/13/2008                    70,000       80,222
Republic of Turkey                                                     11.750     6/15/2010                   200,000      251,300
Republic of Turkey                                                     11.500     1/23/2012                   135,000      173,603
Republic of Turkey                                                     11.875     1/15/2030                   213,000      306,654
Republic of Turkey                                                      8.000     2/14/2034                    45,000       46,558
Republic of Uruguay                                                     7.500     3/15/2015                   138,000      134,895
Republic of Venezuela                                                   5.375      8/7/2010                   110,000      103,290
Republic of Venezuela                                                   3.090     4/20/2011                   150,000      136,125
Republic of Venezuela                                                   8.500     10/8/2014                    30,000       31,500
Republic of Venezuela                                                   9.250     9/15/2027                   280,000      295,400
Russian Federation                                                     12.750     6/24/2028                    80,000      130,850
Russian Federation 144A                                                 5.000     3/31/2030                 1,020,000    1,051,875
Serbian Government #                                                    3.750    11/15/2024                   105,000       87,413
Ukraine Government 144A                                                 6.365      8/5/2009                   100,000      105,561
Ukraine Government 144A*                                                7.650     6/11/2013                   100,000      106,500
Ukraine Government Senior Notes                                        11.000     3/15/2007                    60,668       65,029
United Mexican States                                                   7.500     1/14/2012                    50,000       56,700
United Mexican States                                                   9.875      2/1/2010                   140,000      172,550
United Mexican States                                                   6.375     1/16/2013                    55,000       58,438
United Mexican States                                                   6.625      3/3/2015                    65,000       69,810
United Mexican States                                                   8.125    12/30/2019                    55,000       64,763
United Mexican States                                                   8.000     9/24/2022                   140,000      161,700
United Mexican States                                                   7.500      4/8/2033                   119,000      128,818
United Mexican States                                                   6.750     9/27/2034                    50,000       49,450
                                                                                                                       ___________
Total Sovereign Bonds (Cost $8,885,493)                                                                                  9,446,692
                                                                                                                       ___________
FOREIGN DENOMINATED--3.8%
EURO--3.5%
Aries Vermogensverwaltng 144A                                           7.750    10/25/2009         EUR       250,000      387,479
                                                                                                                       ___________
FRENCH FRANC--0.3%
Ivory Coast FLIRB ~                                                     2.000     3/29/2018         FRF     1,170,000       37,503
                                                                                                                       ___________
Total Foreign Denominated (Cost $358,978)                                                                                  424,982
                                                                                                                       ___________
TOTAL BONDS AND NOTES (COST $10,210,881)                                                                                10,863,928
                                                                                                                       ___________

   The accompanying notes are an integral part of the financial statements.

   MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON OPPORTUNISTIC
                          EMERGING MARKETS DEBT FUND

                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                                                                               PAR         VALUE
SECURITY DESCRIPTION                                                    RATE       MATURITY                     VALUE      (NOTE 1A)
------------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--5.6%
U.S. GOVERNMENT--0.2%
U.S. Treasury Bill ((+)(+))                                             2.215%    3/17/2005         USD        25,000      $24,894
INVESTMENT COMPANIES--1.9%                                                                                    SHARES
                                                                                                            _________
Dreyfus Institutional Preferred Plus Money Market Fund ((+))                                                  209,372      209,372
INVESTMENT OF CASH COLLATERAL--3.5%
BlackRock Cash Strategies L.L.C **                                                                            381,850      381,850
                                                                                                                       ___________
TOTAL SHORT TERM INVESTMENTS (Cost $616,109)                                                                               616,116
                                                                                                                       ___________
TOTAL INVESTMENTS--104.3% (Cost $10,826,990)                                                                            11,480,044
LIABILTIES IN EXCESS OF OTHER ASSETS--(4.3)%                                                                             (477,922)
                                                                                                                       ___________
NET ASSETS--100%                                                                                                       $11,002,122
                                                                                                                       ___________
                                                                                                                       ___________

NOTES TO SCHEDULE OF INVESTMENTS:
144A-Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified buyers.
(a)  Variable Rate Security, rate indicated is as of 12/31/04.
*    Security, or a portion thereof, was on loan at December 31, 2004.
**   Money Market Fund exempt from registration under the Investment Company Act of 1940 offered only to eligible investors.
FLIRB-Front Loaded Interest Reduction Bond
~    Defaulted security.
EUR-Euro
FRF-French Franc
USD-United States Dollar
(+)     Affiliated institutional money market fund.
(+)(+)  Security is pledged as collateral for futures contracts.
#       Delayed delivery security

At December 31, 2004 the Fund held the following forward foreign currency exchange contracts:

                                             LOCAL
                                         PRINCIPAL         CONTRACT            VALUE AT          USD AMOUNT            UNREALIZED
  CONTRACTS TO RECEIVE                      AMOUNT        VALUE DATE      DECEMBER 31, 2004      TO DELIVER               GAIN
------------------------------------------------------------------------------------------------------------------------------------
Brazilian Real                             300,000         1/14/2005            $112,300           $106,838             $   5,462
Euro                                       154,000         3/16/2005             209,080            205,282                 3,798
                                                                                ________           ________              ________
  TOTAL                                                                         $321,380           $312,120             $   9,260
                                                                                ________           ________              ________
                                                                                ________           ________              ________

                                           LOCAL
                                         PRINCIPAL         CONTRACT             VALUE            USD AMOUNT            UNREALIZED
  CONTRACTS TO DELIVER                      AMOUNT        VALUE DATE    AT DECEMBER 31, 2004     TO RECEIVE              (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
Euro                                       382,000         3/16/2005            $518,627           $511,273              $(7,354)
At December 31, 2004 the Fund held the following futures contracts:

                                                                                         UNDERLYING FACE           UNREALIZED
CONTRACT                                       POSITION         EXPIRATION DATE          AMOUNT AT VALUE             (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
U.S. 10 Year Note (5 Contracts)                  Short              3/21/2005                $554,977               $(4,733)

   The accompanying notes are an integral part of the financial statements.

   MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON OPPORTUNISTIC
                          EMERGING MARKETS DEBT FUND

                  SCHEDULE OF INVESTMENTS--DECEMBER 31, 2004
--------------------------------------------------------------------------------
At December 31, 2004, the Fund held the following swap contracts:


NOTIONAL AMOUNT                         EXPIRATION DATE                        DESCRIPTION                               VALUE
------------------------------------------------------------------------------------------------------------------------------------
275,000 USD                                 12/20/07          Agreement with Bear Stearns, dated 12/08/04
                                                              to receive 2.05% per year times the notional amount.
                                                              The Fund makes payment only upon a credit
                                                              event by Republic of Turkey, an amount equal to the
                                                              notional amount times the difference between the par
                                                              value and the then-market of Republic of Turkey,
                                                              11.875% due 1/15/30.                                   $   3,088

110,000 USD                                 12/20/09          Agreement with Bear Stearns, dated 11/17/04
                                                              to receive 2.84% per year times the notional amount.
                                                              The Fund makes payment only upon a credit event
                                                              by Ukraine Government, an amount equal to the notional
                                                              amount times the difference between the par value and the
                                                              then-market of Ukraine Government, 7.65% due 6/11/13.      1,585

275,000 USD                                 12/20/05          Agreement with Bear Stearns, dated 12/08/04
                                                              to pay 1.05% per year times the notional amount.
                                                              The Fund receives payment only upon a credit
                                                              event by Republic of Turkey, an amount equal to the
                                                              notional amount times the difference between the par
                                                              value and the then-market of Republic of Turkey,
                                                              11.875% due 1/15/30.                                        (338)

110,000 USD                                 11/19/09          Agreement with Bear Stearns, dated 11/17/04
                                                              to receive the notional amount multiplied
                                                              by 3.90700% and to pay the notional amount
                                                              multiplied by the 3 month LIBOR.                            (237)
                                                                                                                      ________
                                                              Total Swap Value                                       $   4,098
                                                                                                                      ________
                                                                                                                      ________

   The accompanying notes are an integral part of the financial statements.

   MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON OPPORTUNISTIC
                          EMERGING MARKETS DEBT FUND

             STATEMENT OF ASSETS AND LIABILITIES DECEMBER 31, 2004
--------------------------------------------------------------------------------

ASSETS
 Investments in securities (including securities on loan, valued at $371,647)
(Note 7)
    Unaffiliated issuers, at value (Note 1A) (cost $10,617,618)                             $11,270,672
    Affiliated issuers, at value (Note 1A) (cost $209,372) (Note 1H)                            209,372
  Foreign currency (cost $17,785)                                                                17,779
  Receivable for securities sold                                                                 32,341
  Interest and dividends receivable                                                             213,072
  Open swap contracts, at value (Note 6)                                                          4,098
  Unrealized appreciation on forward currency exchange contracts (Note 6)                         9,260
  Prepaid expenses                                                                                3,569
                                                                                            ___________
    Total assets                                                                             11,760,163
LIABILITIES
 Collateral for securities on loan (Note 7)                                                 $   381,850
 Distribution payable                                                                           239,503
 Payable for securities purchased                                                                87,413
 Unrealized depreciation on forward currency exchange contracts (Note 6)                           7,35
 Accrued accounting, custody, administration and transfer agent fees (Note 2)
11,702
 Payable for variation margin on open futures contracts (Note 6)                                   1,328
 Accrued trustees' fees and expenses (Note 2)                                                      1,321
 Accrued expenses and other liabilities                                                           27,570
                                                                                             ___________
    Total liabilities                                                                            758,041
                                                                                              ___________
NET ASSETS                                                                                   $11,002,122
                                                                                              ___________
                                                                                              ___________
NET ASSETS CONSIST OF:
  Paid-in capital                                                                             $10,167,953
  Accumulated net realized gain                                                                   195,678
  Distributions in excess of net investment income                                                (16,065)
  Net unrealized appreciation                                                                     654,556
                                                                                              ___________
TOTAL NET ASSETS                                                                              $11,002,122
                                                                                              ___________
                                                                                              ___________
SHARES OF BENEFICIAL INTEREST OUTSTANDING                                                         540,022
                                                                                               ___________
                                                                                               ___________
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  (Net Assets/Shares outstanding)                                                           $      20.37
                                                                                               ___________
                                                                                               ___________

  The accompanying notes are an integral part of the financial statements.

   MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON OPPORTUNISTIC
                          EMERGING MARKETS DEBT FUND

         STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1B)
  Interest income (including securities lending income of $6,591 (Note 7))                    $1,190,422
  Interest income from affiliated investments (Note 1H)                                            4,320
                                                                                              __________
    Total investment income                                                                    1,194,742
EXPENSES
 Investment advisory fee (Note 2)                                                             $   76,578
 Accounting, custody, administration and transfer agent fees (Note 2)                             55,633
 Professional fees                                                                                34,239
 Registration fees                                                                                 3,795
 Trustees' fees and expenses (Note 2)                                                              4,746
 Insurance expense                                                                                 5,183
 Miscellaneous                                                                                     7,468
                                                                                              __________
    Total expenses                                                                               187,642
Deduct:
 Waiver of investment advisory fee (Note 2)                                                      (76,578)
 Reimbursement of Fund operating expenses (Note 2)                                               (65,117)
                                                                                              __________
    Total expense deductions                                                                    (141,695)
                                                                                              __________
     Net expenses                                                                                45,947
                                                                                              __________
        Net investment income                                                                  1,148,795
                                                                                              __________
REALIZED AND UNREALIZED GAIN (LOSS) ON:
 Net realized gain (loss)
    Investment security transactions                                                             657,102
    Financial futures contracts                                                                   (9,796)
    Foreign currency transactions and forward currency exchange contracts                        (40,954)
    Written options transactions                                                                  12,115
                                                                                              __________
      Net realized gain                                                                          618,467

  Change in unrealized appreciation (depreciation) on:
    Investment securities                                                                        103,092
    Financial futures contracts                                                                   (4,733)
    Swap contracts                                                                                 4,098
    Foreign currency transactions and forward currency exchange contracts                          9,716
    Written options                                                                                 (328)
                                                                                              __________
      Change in net unrealized appreciation (depreciation)                                       111,845
                                                                                              __________
    Net realized and unrealized gain on investments                                              730,312
                                                                                              __________
NET INCREASE IN NET ASSETS FROM OPERATIONS                                                    $1,879,107
                                                                                              __________
                                                                                              __________

  The accompanying notes are an integral part of the financial statements.

   MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON OPPORTUNISTIC
                          EMERGING MARKETS DEBT FUND

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                   FOR THE                FOR THE
                                                                                  YEAR ENDED              YEAR ENDED
                                                                              DECEMBER 31, 2004       DECEMBER 31, 2003
                                                                              __________________      _________________
INCREASE (DECREASE) IN NET ASSETS: FROM INVESTMENT OPERATIONS
  Net investment income                                                             $  1,148,795          $     717,550
  Net realized gain                                                                      618,467              1,285,953
  Change in net unrealized appreciation (depreciation)                                   111,845                222,613
                                                                                    ____________           ____________
  Net increase in net assets from investment operations                                1,879,107              2,226,116
                                                                                    ____________           ____________
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1E)
  From net investment income                                                          (1,054,097)              (694,242)
  From net realized gains on investments                                                (668,039)            (1,050,575)
                                                                                    ____________           ____________
  Total distributions to shareholders                                                 (1,722,136)            (1,744,817)
                                                                                    ____________           ____________
FUND SHARE TRANSACTIONS (NOTE 4)
  Net proceeds from sale of shares                                                     3,011,075             11,826,248
  Value of shares issued to shareholders in reinvestment of distributions              1,122,390              1,543,165
  Cost of shares redeemed                                                             (9,520,626)            (4,887,894)
                                                                                    ____________           ____________
  Net increase (decrease) in net assets from Fund share transactions                  (5,387,161)             8,481,519
                                                                                    ____________           ____________
TOTAL INCREASE (DECREASE) IN NET ASSETS                                               (5,230,190)             8,962,818
NET ASSETS
  At beginning of year                                                                16,232,312              7,269,494
                                                                                    ____________            ____________
  At end of year (including distributions in excess of
   net investment income of $16,065 and $4,825)                                     $11,002,122            $16,232,312
                                                                                    ____________           ____________
                                                                                    ____________           ____________

   The accompanying notes are an integral part of the financial statements.

   MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON OPPORTUNISTIC
                          EMERGING MARKETS DEBT FUND

                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                            FOR THE PERIOD
                                                                                                            MARCH 26, 2001
                                                                                                            (COMMENCEMENT
                                                                        YEAR ENDED DECEMBER 31,            OF OPERATIONS) TO
                                                               _______________________________________
                                                                 2004          2003            2002        DECEMBER 31, 2001
                                                                _______       _______         ______      __________________
NET ASSET VALUE, BEGINNING OF YEAR                             $  20.81      $  18.39         $17.67             $20.00
                                                                _______       _______         ______             ______
FROM INVESTMENT OPERATIONS:
   Net investment income (1)*                                      1.56          1.61           1.59               1.58
   Net realized and unrealized gain (loss) on investments          0.72          3.59           0.65               0.10
                                                               _______       _______         ______             ______
Total from investment operations                                   2.28          5.20           2.24               1.68
                                                                _______       _______         ______             ______
LESS DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                     (1.53)        (1.32)         (1.52)             (3.90)
   From net realized gain on investments                          (1.19)        (1.46)            --                 --
   From tax return of capital                                        --            --             --              (0.11)
                                                                _______       _______         ______             ______
Total distributions to shareholders                               (2.72)        (2.78)         (1.52)             (4.01)
                                                                _______       _______         ______             ______
NET ASSET VALUE, END OF YEAR                                   $  20.37      $  20.81         $18.39             $17.67
                                                                _______       _______         ______             ______
                                                                _______       _______         ______             ______
TOTAL RETURN((+)(+)(+))                                           11.54%        28.82%         13.20%              8.94%((+)(+))
RATIOS/SUPPLEMENTAL DATA:
   Expenses (to average daily net assets)(*)                       0.30%         0.30%          0.30%              0.30%((+))
   Net Investment Income (to average daily net assets)(*)          7.53%         7.64%          8.83%             10.33%((+))
   Portfolio Turnover                                               228%          224%           421%               505%((+)(+))
   Net Assets, End of Year (000's omitted)                      $11,002       $16,232         $7,269             $3,702
-------

* For the periods indicated, the investment adviser voluntarily agreed not to impose all or a portion of its investment advisory fee and/ or reimbursed the Fund for a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios would have been:

   Net investment income per share(1)                                 $    1.37     $    1.26        $  1.23     $  1.34
   Ratios (to average daily net assets):
      Expenses                                                             1.23%         1.92%          2.31%       1.82%((+))
      Net investment income                                                6.60%         6.02%          6.82%       8.81%((+)

(1)        Calculated based on average shares outstanding.
(+)        Computed on an annualized basis.
(+)(+)     Not annualized.
(+)(+)(+) Total return would have been lower in the absence of fee waivers and expense limitations.
   The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST

           STANDISH MELLON OPPORTUNISTIC EMERGING MARKETS DEBT FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)  SIGNIFICANT ACCOUNTING POLICIES:

     Mellon Institutional Funds Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Mellon Opportunistic Emerging Markets Debt Fund (the "Fund") is a separate non-diversified investment series of the Trust.

     The objective of the Fund is to generate a high total return through a combination of capital appreciation and income. The fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in fixed income securities issued by governments, companies and banks of emerging markets, as well as preferred stocks, warrants and tax-exempt bonds.

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A. INVESTMENT SECURITY VALUATIONS

     Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are primarily traded. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at value on the basis of valuations furnished by a pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships between securities that are generally recognized by institutional traders. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees.

     Short-term instruments with less than sixty-one days remaining to maturity are valued at amortized cost, which approximates market value. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized value based upon the value on such date unless the Trustees determine during such sixty-day period that amortized value does not represent fair value.

     B. SECURITIES TRANSACTIONS AND INCOME

     Securities transactions are recorded as of the trade date. Interest income is determined on the basis of coupon interest accrued, adjusted for accretion of discount or amortization of premium using the yield-to-maturity method on long-term debt securities and short-term securities with greater than sixty days to maturity. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts usually received or paid.

     C. FOREIGN CURRENCY TRANSACTIONS

     Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon current currency exchange rates at the valuation date. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

     Section 988 of the Internal Revenue Code provides that gains or losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. For financial statement purposes, such amounts are included in net realized gains or losses.

     D. INVESTMENT RISK

     There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in

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                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST

           STANDISH MELLON OPPORTUNISTIC EMERGING MARKETS DEBT FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

     E. DISTRIBUTIONS TO SHAREHOLDERS

     Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income will be declared and distributed quarterly. The Fund's dividends from short-term and long-term capital gains, if any, after reduction of capital losses will be declared and distributed at least annually. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for losses deferred due to wash sales, foreign currency gains and losses, post-October losses, amortization and/or accretion of premiums and discounts on certain securities and the timing of recognition of gains and losses on futures contracts.

     Permanent book and tax basis differences will result in reclassifications among undistributed net investment income, accumulated net realized gain
     (loss) and paid in capital. Undistributed net investment income and accumulated net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

     F. EXPENSES

     The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

     G. COMMITMENTS AND CONTINGENCIES

     In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risks of loss to be remote.

     H. AFFILIATED ISSUERS

     Affiliated issuers represent issuers the Fund held in other investment companies advised by Standish Mellon Asset Management Company LLC ("Standish Mellon"), a wholly-owned subsidiary Mellon Financial Corporation, or its affiliates.

(2)  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

     The investment advisory fee paid to Standish Mellon overall investment advisory, administrative services, and general office facilities, is paid monthly at the annual rate of 0.50% of the Fund's average daily net assets. Standish Mellon voluntarily agreed to limit total Fund operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) to 0.30% of the Fund's average daily net assets for the year ended December 31, 2004. Pursuant to this agreement, for the year ended December 31, 2004, Standish Mellon voluntarily waived its investment advisory fee in the amount of $76,578 and reimbursed the Fund for $65,117 of other operating expenses. This agreement is voluntary and temporary and may be discontinued or revised by Standish Mellon at any time.

     Effective February 23, 2004, the Fund entered into an agreement with Dreyfus Transfer, Inc., a wholly owned subsidiary of The Dreyfus Corporation, a wholly owned subsidiary of Mellon Financial Corporation and an affiliate of Standish Mellon, to provide personnel and facilities to perform transfer agency and certain shareholder services for the Fund. For these services the Fund pays Dreyfus Transfer, Inc. a fixed fee plus per account and transaction based fees, as well as, out-of-pocket expenses. Pursuant to this agreement the Fund paid $2,655 during the period ended December 31, 2004.

     The Fund has contracted Mellon Bank, N.A. ("Mellon Bank"), a wholly owned subsidiary of Mellon Financial Corporation and an affiliate of Standish Mellon, to provide custody, fund administration and fund accounting services for the Fund. For these services the Fund pays Mellon Bank a fixed fee plus asset and transaction based fees, as well as, out-of-pocket expenses. Pursuant to this agreement the Fund paid $41,014 during the year ended December 31, 2004.

     The Fund entered into an agreement with Mellon Bank to perform certain securities lending activities and to act as the Fund's lending agent. Pursuant to this agreement Mellon Bank receives an agreed upon percentage of the net lending revenues. This compensation is a standard form of compensation received by securities lending agents with respect to non-affiliated entities. See Note 7 for further details.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST

           STANDISH MELLON OPPORTUNISTIC EMERGING MARKETS DEBT FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     No director, officer or employee of Standish Mellon or its affiliates receives any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of Standish Mellon or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

(3)  PURCHASES AND SALES OF INVESTMENTS:

     Purchases and proceeds from sales of investments, other than short-term obligations, for the year ended December 31, 2004 were as follows:

                                                      PURCHASES     SALES
                                                     __________  __________
     U.S. Government Securities                 $       463,008    $  468,904
                                                   ____________  ____________
                                                   ____________  ____________
     Investments (non-U.S. Government Securities) $  32,386,509  $ 37,248,523
                                                   ____________  ____________
                                                   ____________  ____________

(4)  SHARES OF BENEFICIAL INTEREST:

     The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                    FOR THE             FOR THE
                                                  YEAR ENDED           YEAR ENDED
                                              DECEMBER 31, 2004     DECEMBER 31, 2003
                                               __________________  _________________
     Shares sold                                    158,814              548,758
     Shares issued to shareholders in
          reinvestment of distributions              55,260               74,295
        Shares redeemed                            (454,120)            (238,253)
                                                   ________             ________
        Net decrease                               (240,046)             384,800
                                                   ________             ________
                                                   ________             ________

     At December 31, 2004, five shareholders of record held approximately 79% of the total outstanding shares of the Fund. Investment activity of these shareholders could have a material impact on the Fund.

     A significant portion of the Fund's shares represent investments by fiduciary accounts over which Standish Mellon and its affiliates have either sole or joint investment discretion.

(5)  FEDERAL TAXES:

     As a regulated investment company qualified under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year.

     The tax basis components of distributable earnings and the federal tax cost as of December 31, 2004, was as follows:

                                                               AMOUNT
                                                              ________
                  Unrealized appreciation                     $644,557
                  Unrealized depreciation                      (75,906)
                                                              ________
                  Net unrealized appreciation/depreciation     568,651
                  Undistributed ordinary income                235,920
                  Cost for federal income tax purposes     $10,911,393

     Tax character of distributions paid during the fiscal years ended December 31, 2004 and December 31, 2003, were as follows:

                                                                   2004       2003
                                                                 __________  __________
                  Ordinary income                                $1,653,944  $1,697,933
                  Capital gains                                      68,192      46,884
                                                                 __________  __________
                  Total Distributions                            $1,722,136  $1,744,817
                                                                 __________  __________
                                                                 __________  __________

                 MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST

           STANDISH MELLON OPPORTUNISTIC EMERGING MARKETS DEBT FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(6)  FINANCIAL INSTRUMENTS:

     In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these instruments are set forth more fully in the Fund's Prospectus and Statement of Additional Information.

     The Fund may trade the following instruments with off-balance sheet risk:

     OPTIONS

     Call and put options give the holder the right to purchase or sell a security or currency or enter into a swap arrangement on a future date at a specified price. The Fund may use options to seek to hedge against risks of market exposure and changes in securities prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. Options, both held and written by the Fund, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased options is shown in the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contract or if the counterparty does not perform under the contract's terms.

     Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Fund is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

     Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by the dealers.

     The Fund had entered into option transactions during the year ended December 31, 2004. The detail of those option transactions were as follows

                                                NUMBER OF
     WRITTEN PUT OPTION TRANSACTIONS            CONTRACTS    PREMIUMS
                                                __________  __________
        Outstanding, beginning of year                   1       4,688
        Options written                                  1       4,219
        Options expired                                 (2)     (8,907)
                                                __________  __________
        Outstanding, end of year                         0           0
                                                __________  __________
                                                __________  __________
                                                NUMBER OF
        WRITTEN CALL OPTION TRANSACTIONS        CONTRACTS     PREMIUMS
                                                __________  __________
        Outstanding, beginning of year                   1       3,500
        Options written                                  1       4,219
        Options closed                                  (2)     (7,719)
                                                __________  __________
        Outstanding, end of year                         0           0
                                                __________  __________
                                                __________  __________

     FORWARD CURRENCY EXCHANGE CONTRACTS

     The Fund may enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or upon the closing of the contract. Forward currency exchange contracts are used by the Fund primarily to protect the value of the Fund's foreign securities from adverse currency movements. Unrealized appreciation and depreciation of forward currency exchange contracts is included in the Statement of Assets and Liabilities.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST

           STANDISH MELLON OPPORTUNISTIC EMERGING MARKETS DEBT FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     The Fund held these contracts at December 31, 2004. See Schedule of Investments for further details.

     FUTURES CONTRACTS

     The Fund may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to the margin requirements, the Fund deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Fund's exposure to the underlying instrument, while selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparties do not perform under the contract's terms. The Fund enters into financial futures transactions primarily to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

     The Fund held these contracts at December 31, 2004. See Schedule of Investments for further details.

     SWAP AGREEMENTS

     The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into interest rate and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. The Fund may use credit default swaps to provide a measure of protection against defaults of issuers (i.e., to reduce risk where the Fund owns or has exposure to the corporate or sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular corporate or sovereign issuer's default. In connection with these agreements, cash or securities may be set aside as collateral in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral. Swaps are marked to market daily based upon quotations from market makers and change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and differences could be material. Payments received or made from credit default swaps at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Net payments of interest on interest rate swap agreements, if any, are included as part of realized gain or loss. Entering into these agreements involves, to varying degrees, elements of credit, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

     The Fund held swap contracts at December 31, 2004. See Schedule of Investments for further details.

(7)  SECURITY LENDING:

     The Fund may lend its securities to financial institutions which the Fund deems to be creditworthy. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is allocated to the Fund on the next business day. For the duration of a loan, the Fund receives the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from the investment of the collateral. As with other extensions of credit, the Fund bears the risk of delay in recovery or even loss of rights in its securities on loan should the borrower of the securities fail financially or default on its obligations to the Fund. In the event of borrower default, the Fund generally has the right to use the collateral to offset losses incurred. The Fund may incur a loss in the event it was delayed or prevented from exercising its rights to dispose of the collateral. The Fund also bears the risk in the event that the interest and/or dividends received on invested collateral is not sufficient to meet the Fund's obligations due on the loans.

     The Fund loaned securities during the year ended December 31, 2004 resulting in security lending income of $6,591. At December 31, 2004, the Fund had securities valued at $371,647 on loan. See Schedule of Investments for further detail on the security positions on loan and collateral held.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST

           STANDISH MELLON OPPORTUNISTIC EMERGING MARKETS DEBT FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(8)  DELAYED DELIVERY TRANSACTIONS:

     The Fund may purchase securities on a when-issued, delayed delivery or forward commitment basis. Payment and delivery may take place a month or more after the date of the transactions. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Income on the securities will not be earned until settlement date. The Fund instructs its custodian to segregate securities having value at least equal to the amount of the purchase commitment.

     The Fund may enter into to be announced ("TBA") purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 0.01% from the principal amount. The Fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the Fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Investment security valuations" above.

     The Fund may enter into TBA sale commitments to hedge its portfolio positions. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, an offsetting TBA purchase commitment deliverable is held as "cover" for the transaction.

     Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Investment security valuations" above. The contract is 'marked-to-market' daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

     The Fund held delayed delivery securities during the year ended December 31, 2004. See Schedule of Investments for further details.

(8)  LINE OF CREDIT:

     The Fund, and other funds in the Trust and subtrusts in the Mellon Institutional Funds Master Portfolio Trust (the "Portfolio Trust") are parties to a committed line of credit facility, which enables each portfolio/fund to borrow, in the aggregate, up to $35 million. Interest is charged to each participating portfolio/fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. In addition, a facility fee, computed at an annual rate of .060 of 1% committed amount, is allocated ratably among the participating portfolios/funds at the end of each quarter. For the year ended December 31, 2004, a facility fee of $140 was allocated to the Fund.

     During the year ended December 31, 2004, the Fund had average borrowings outstanding of $45,400 on a total of fifteen days and incurred $50 of interest expense.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST

           STANDISH MELLON OPPORTUNISTIC EMERGING MARKETS DEBT FUND

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

     To the Trustees of Mellon Institutional Funds Investment Trust and the Shareholders of Standish Mellon Opportunistic Emerging Markets Debt Fund:

     In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish Mellon Opportunistic Emerging Markets Debt Fund (the "Fund") at December 31, 2004, and the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion

     PricewaterhouseCoopers LLP
     New York, NY
     February 25, 2005

TRUSTEES AND OFFICERS

The following table lists the Trust's trustees and officers; their address and date of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies; and total annual remuneration paid as of December 31, 2004. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing The Mellon Institutional Funds at P.O. Box 8585, Boston, MA 02266-8585 or calling toll free 1-800-221-4795.

INDEPENDENT TRUSTEES

                                                                                        NUMBER OF                        TRUSTEE
                                                                  PRINCIPAL           PORTFOLIOS IN       OTHER       REMUNERATION
NAME                                     TERM OF OFFICE         OCCUPATION(S)         FUND COMPLEX    DIRECTORSHIPS    (YEAR ENDED
ADDRESS, AND               POSITION(S)    AND LENGTH OF          DURING PAST           OVERSEEN BY       HELD BY      DECEMBER 31,
DATE OF BIRTH            HELD WITH TRUST   TIME SERVED             5 YEARS               TRUSTEE         TRUSTEE          2004)
------------------------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming            Trustee      Trustee since     Chairman of the Board          30             None         Fund: $675
c/o Decision Resources, Inc.              11/3/1986         and Chief Executive
260 Charles Street                                          Officer, Decision
Waltham, MA 02453                                           Resources, Inc.
9/30/40

Caleb Loring III             Trustee      Trustee since     Trustee, Essex Street          30             None         Fund: $711
c/o Essex Street Associates               11/3/1986         Associates (family
P.O. Box 181                                                investment trust office)
Beverly, MA 01915
11/14/43

Benjamin M. Friedman         Trustee      Trustee since     William Joseph Maier,          30             None         Fund: $675
c/o Harvard University                    9/13/1986         Professor of Political
Cambridge, MA 02138                                         Economy, Harvard
8/5/44                                                      University

John H. Hewitt               Trustee      Trustee since     Trustee, Mertens               30             None         Fund: $675
P.O. Box 2333                             11/3/1986         House, Inc. (hospice)
New London, NH 03257
4/11/35

INTERESTED TRUSTEES

Patrick J. Sheppard    Trustee, President   Since 2003      Senior Vice President          30             None         Fund:   $0
Mellon Institutional        and Chief                       and Chief Operating Officer,
Asset Management        Executive Officer                   Mellon Institutional
One Boston Place                                            Asset Management;
Boston, MA 02108                                            formerly Vice President
7/24/65                                                     and Chief Financial Officer,
                                                            Mellon Institutional
                                                            Asset Management

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                                                                                                                     NUMBER OF
                                                                                                                   PORTFOLIOS IN
NAME                                     TERM OF OFFICE                                                            FUND COMPLEX
ADDRESS, AND               POSITION(S)    AND LENGTH OF               PRINCIPAL OCCUPATION(S)                       OVERSEEN BY
DATE OF BIRTH            HELD WITH TRUST   TIME SERVED                  DURING PAST 5 YEARS                           TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Barbara A. McCann        Vice President   Since 2003            Senior Vice President and Head of Operations            30
Mellon Institutional      and Secretary                         Mellon Institutional Asset Management, formerly
Asset Management                                                First Vice President, Mellon Institutional Asset
One Boston Place                                                Management and Mellon Global Investments

Boston, MA 02108
2/20/61
Steven M. Anderson       Vice President   Vice President        Vice President and Mutual Funds Controller,             30
Mellon Institutional      and Treasurer   since 1999;           Mellon Institutional Asset Management
Asset Management                          Treasurer             Institutional Asset
One Boston Place                          since 2002
Boston, MA 02108
7/14/65

Denise B. Kneeland       Assistant Vice   Since 1996            Vice President and Manager, Mutual Funds Operations,    30
Mellon Institutional        President                           Mellon Institutional Asset Management
Asset Management
One Boston Place
Boston, MA 02108
8/19/51

Cara E. Hultgren         Assistant Vice   Since 2001            Assistant Vice President and Manager,                   30
Mellon Institutional        President                           Shareholder Services, Mellon Institutional
Asset Management                                                Asset Management since 2001;
One Boston Place                                                Shareholder Representative,
Boston, MA 02108                                                Standish Mellon Asset Management
1/19/71


Jan F. Jumet                  Chief       Since 2004            Senior Vice President and Chief Compliance Officer      30
Standish Mellon Assest     Compliance                           for Standish Mellon Asset Management Company LLC;
Management Company LLC       Officer                            formerly Director of Compliance and Administration
One Boston Place                                                and Chief Administration Officer for Standish Mellon
Boston, MA 02108                                                Asset Management Company LLC, Senior
8/9/66                                                          Vice President and Chief Administration Officer
                                                                for Mellon Bond Associates, LLP, and
                                                                First Vice President and Senior Sales Associate
                                                                for Mellon Institutional Asset Management


                      THIS PAGE INTENTIONALLY LEFT BLANK

                      THIS PAGE INTENTIONALLY LEFT BLANK

One Boston Place
Boston, MA 02108-4408
800.221.4795
www.melloninstitutionalfunds.com

Annual Report                      STANDISH MELLON
                                   INVESTMENT GRADE BOND FUND

YEAR ENDED DECEMBER 31, 2004

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund' s historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Commencing with the fiscal quarter ending September 30, 2004, the Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The Fund' s Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information regarding the operation of the SEC's Public
Reference    Room    may    be    obtained    by    calling    1-800-SEC-0330.

To view the Fund' s proxy voting guidelines and proxy voting record for the 12-month period ended June 30, 2004, visit the SEC' s web site at http:
//www.sec.gov. You may also call 1-800-221-4795 to request a free copy of the proxy voting guidelines.

February 28, 2005

Dear Mellon Institutional Fund Shareholder:

Enclosed you will find your Fund's annual report for the fiscal year ended December 31, 2004.
The year was largely positive for the financial markets, as the economic expansion continued. However, as the year progressed, anticipated GDP growth diminished in line with typical expectations at this point in the economic cycle.

The S&P 500 entered 2004 with a sharp climb, fueled to a large degree by above-trend GDP growth: 4.4% in the fourth quarter of 2003 and 5.0% in the first quarter of the year, driven by a potent mix of tax cuts, monetary policy and government spending. But the momentum stalled, as the market dealt with the prospect of inflation and a new tightening cycle by the Federal Reserve, the uncertainties of a tight presidential campaign, and the ever-present threats posed by terrorism. The equity markets greeted the reelection of President Bush with optimism, as the S&P 500 surged past 1200 in the closing weeks of the year to its 2004 peak.

In the bond market, the year started with much speculation about when and how the Fed would end one of the longest stretches of easy monetary policy on record, which had driven rates to historical lows. In the fall of 2003, the prospect of deflation was still a factor in the Fed's deliberations and was its stated rationale for maintaining an accommodative stance. In the first quarter, however, the Fed began to refer to a "measured pace" of tightening. The market reacted by switching gears dramatically, sending the 10-year U.S. Treasury note from 3.7% on March 16 to 4.9% on June 14. Since then, as the economic outlook softened, with relatively tame inflation, yields have settled back to about 4%, roughly the same as a year ago.

Looking ahead, it is clear that there are some causes for concern. Consumers are weighted with debt and potentially vulnerable in a rising rate environment. Companies are hoarding cash and are being deliberate in boosting employment and spending on plant and equipment. The stimulus of monetary policy, tax cuts and government spending is waning. Nevertheless, business activity has some significant momentum, which should carry over into 2005, with reasonable profit growth and modest inflation. Finally, the president's ambitious plans to privatize Social Security, reform health care, and revise the tax code could potentially have major fiscal implications that the market will be watching carefully.

Thank you for your business and confidence in Mellon Institutional Funds. Please feel free to contact us with questions or comments.

Sincerely,

Patrick J. Sheppard

                  One Boston Place  *  Boston, MA 02108-4402

                       A MELLON ASSET MANAGEMENT COMPANY

 MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON INVESTMENT GRADE
                                   BOND FUND

                      MANAGEMENT DISCUSSION AND ANALYSIS
--------------------------------------------------------------------------------

Economic activity maintained a healthy pace in 2004. The employment picture improved with monthly job gains averaging approximately 185,000. Investment spending and capacity utilization picked up, and despite higher interest rates, the housing market and consumer spending kept pace. For the year ending December 31, 2004, the Standish Mellon Investment Grade Bond Fund returned 4.53% while the Lehman Brothers Aggregate Index returned 4.34% for the same period. Amid rising oil prices and a weaker dollar, the Federal Reserve maintained a tame inflation outlook. Bond market volatility was low as the Fed hiked interest rates in a predictable and steady fashion from 1% to 2.25% by the end of the year. The unusual aspect of this tightening cycle has been the decline in 10- and 30-year yields as short rates have risen. So while the yield curve has flattened similarly to previous cycles, long-term interest rates have moved to lower levels than expected. To a large degree, the massive foreign purchases of U.S. Treasuries have kept long-term interest rates lower than anticipated during a period of tighter monetary policy.

Over the past year, broad sectors outperformed Treasuries with particularly strong excess returns from investment grade corporate bonds. Spread sectors, especially mortgages, benefited from declining interest rate volatility. The credit sector fared well amid steady economic activity. Treasury inflation-protected securities (TIPS) outperformed nominal Treasuries as both actual and expected levels of inflation rose. Over the course of the year, the primary sources of outperformance were the overweight positions in corporate bonds and TIPS, as well as the defensive yield curve strategy. As the curve flattened, the Fund's underweight position in intermediate bonds (bullet strategy) relative to cash and longer maturities (barbell strategy) benefited returns. Portfolio positioning also capitalized on the lower volatility environment with an increased allocation to mortgages. Toward year-end, with much narrower corporate bond spreads, we selectively reduced the Fund's investment grade credit exposure.

We believe prospects for economic growth in 2005 are good. We expect reasonably strong economic data will support continued rate hikes by the Fed. Under tighter monetary conditions, we anticipate upward pressure on interest rates and a flatter yield curve. With today's low volatility environment and narrow yield spreads, many sectors appear overvalued. Given the vulnerability to a correction in spread sectors, we have positioned the Fund defensively, particularly with a reduced corporate bond position. We have increased our allocation to Treasury inflation-protected securities as seasonal inflation patterns and breakeven inflation rates in the area of 2.5% make TIPS attractive relative to nominal Treasuries. Ultimately, if as we expect, the Fed maintains their tightening stance, the Fund's shorter than benchmark duration and barbell curve position will continue to contribute positively to performance.

As always, we look forward to serving you in the coming year.


Catherine Powers                         Marc Seidner

 MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON INVESTMENT GRADE
                                   BOND FUND

   COMPARISON OF CHANGE IN VALUE OF $100,000 INVESTMENT IN  STANDISH MELLON
           INVESTMENT GRADE BOND FUND AND THE LEHMAN AGGREGATE INDEX
--------------------------------------------------------------------------------

          AVERAGE ANNUAL TOTAL RETURNS  (FOR PERIOD ENDED 12/31/2004)
--------------------------------------------------------------------------------

                                                                                                        Since
                                                                                                      Inception
                         1 Year                                3 Year                                06/01/2000
------------------------------------------------------------------------------------------------------------------------------------
                          4.53%                                 5.57%                                   7.60%

AVERAGE ANNUAL TOTAL RETURNS REFLECT THE CHANGE IN THE VALUE OF AN INVESTMENT, ASSUMING REINVESTMENT OF THE FUND'S DIVIDEND INCOME AND CAPITAL GAINS. THE $100,000 LINE GRAPH AND THE FUND'S RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. DURING PERIODS OF REIMBURSEMENT BY THE FUND'S INVESTMENT ADVISER (IF APPLICABLE), THE FUND'S TOTAL RETURN WILL BE GREATER THAN IT WOULD BE HAD THE REIMBURSEMENT NOT OCCURRED. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

 MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON INVESTMENT GRADE
                                   BOND FUND

                          SHAREHOLDER EXPENSE EXAMPLE
--------------------------------------------------------------------------------

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000.00=8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                                                 EXPENSES PAID
                                                             BEGINNING                    ENDING               DURING PERIOD((+))
                                                           ACCOUNT VALUE              ACCOUNT VALUE             JULY 1, 2004 TO
                                                           JULY 1, 2004             DECEMBER 31, 2004          DECEMBER 31, 2004
------------------------------------------------------------------------------------------------------------------------------------
Actual                                                         $1,000.00                   $1,043.50                  $2.05
Hypothetical (5% return
  per year before expenses)                                    $1,000.00                   $1,023.13                  $2.03

(
-------

((+)) EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.40%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/366 (TO REFLECT THE ONE-HALF YEAR PERIOD).

 MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON INVESTMENT GRADE
                                   BOND FUND

                   FUND INFORMATION AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

        SUMMARY OF COMBINED RATINGS
       ----------------------------------------------------------------
                                      PERCENTAGE OF
        QUALITY BREAKDOWN              INVESTMENTS
        ----------------------------------------------------------------
        Treasury/Agency                   50.1%
        AAA                                9.1
        AA                                 3.7
        A                                 13.4
        BBB                               23.7
                                         _____
               TOTAL                     100.0%

        Based on ratings from Standard & Poor's and/or Moody's Investors Services. If a security receives split (different) ratings from multiple rating organizations, the Fund treats the security as being rated in the higer rating category.

                                                                                                          PERCENTAGE OF
              TOP TEN HOLDINGS(*)                                        RATE             MATURITY         NET ASSETS
             ----------------------------------------------------------------------------------------------------------
             FNMA TBA                                                    6.000%             1/1/2035           7.3%
             FNMA TBA                                                    5.500              1/1/2020           5.4
             FNMA TBA                                                    5.500              1/1/2035           3.8
             FNMA TBA                                                    6.000              1/1/2020           3.4
             U.S. Treasury Inflation Index Bonds (TIPS)                  3.000             7/15/2012           3.1
             FNMA TBA                                                    5.000              1/1/2020           2.9
             US Treasury Bonds                                           6.250             5/15/2030           2.8
             Chase Manhattan Auto Owner Trust                            1.520             5/15/2007           1.8
             FNMA                                                        5.500              2/1/2033           1.5
             FNMA                                                        5.500             10/1/2033           1.4
                                                                                                             _____
                                                                                                              33.4%

          * Excluding short-term investments and investment of cash collateral.

                                         PERCENTAGE OF
        ECONOMIC SECTOR ALLOCATION        INVESTMENTS
        --------------------------------------------
        Treasury/Agency                       14.5%
        Mortgage pass thru                    35.1
        Credit                                34.2
        ABS/CMO/CMBS                          15.7
        Cash & equivalents                     0.5
                                             _____
                                             100.0%

        The Fund is actively managed. Current holdings may be different than those presented above.

 MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON INVESTMENT GRADE
                                   BOND FUND

                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                                                                            PAR           VALUE
 SECURITY DESCRIPTION                                                          RATE        MATURITY         VALUE        NOTE (1A)
------------------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES--118.9%
ASSET BACKED--21.7%
American Express Credit Account Master Trust 2000-2 B (a)                     2.753%      9/17/2007  $    175,000  $      175,031
American Express Credit Account Master Trust 2004-C (a)                       2.903       2/15/2012       500,000         500,733
American Express Master Trust 2002-1 A(a)                                     2.473      12/15/2005       475,000         475,029
Ameriquest Mortgage Securities Inc. 2003-8 AF3                                4.370      10/25/2033       300,000         300,217
Capital One Multi-Asset Execution Trust 2002-B1 B1 (a)                        3.083       7/15/2008       625,000         626,684
Capital One Multi-Asset Execution Trust 2004-C1 C1                            3.400      11/16/2009       260,000         258,052
Capital One Prime Auto Receivables Trust 2004-1 A3                            2.020      11/15/2007        50,000          49,512
Centex Home Equity 2004-B AF2                                                 2.375      12/25/2021       150,000         147,994
Chase Credit Card Master Trust 2000-3 A (a)                                   2.533       1/15/2008       270,000         270,249
Chase Credit Card Master Trust 2002-6 B (a)                                   2.753       1/15/2008       250,000         250,358
Chase Credit Card Master Trust 2002-8 A (a)                                   2.463       3/17/2008       215,000         215,113
Chase Funding Loan Acquisition Trust                                          2.598       9/25/2013        74,605          74,618
Chase Manhattan Auto Owner Trust                                              1.520       5/15/2007       951,252         944,268
Chase Manhattan Auto Owner Trust 2003-C CTFS                                  2.780       6/15/2010       225,000         222,796
Centex Home Equity Co. LLC 2004-2 A1 (a)                                      2.588       1/25/2025       201,224         201,228
Chase Credit Card Master Trust 2002-2 C (a)                                   3.303       7/16/2007       315,000         315,549
Citibank Credit Card Issuance Trust 2001-C3 C3                                6.650       5/15/2008       325,000         338,143
Citibank Credit Card Issuance Trust 2002-A2 A2 (a)                            2.320       2/15/2007       480,000         479,873
Countrywide Asset-Backed Certificates 2004-10 2AV1 (a)                        2.578       9/25/2023       223,222         223,244
Countrywide Asset-Backed Certificates 2004-14 A1 (a)                          2.560      12/25/2022       305,000         305,000
Ford Credit Auto Owner Trust 2002-B A4                                        4.750       8/15/2006       250,000         251,934
Household Credit Card Master Note Trust I 2001 Cl A (a)                       2.543       8/15/2008       350,000         350,429
Hyundai Auto Receivables Trust 2004-A B                                       3.460       8/15/2011       275,000         272,876
John Deere Owner Trust 2004-A A1                                              1.140       5/13/2005       158,704         158,569
MBNA Credit Card Master Note Trust 2001-C3 C3                                 6.550      12/15/2008       225,000         234,773
Morgan Stanley Auto Loan Trust 2004-HB1 A1                                    1.330       5/15/2006        15,451          15,438
Option One Mortgage Loan Trust 2004-3 A2 (a)                                  2.568      11/25/2034       317,768         317,774
Residential Asset Mortgage Products, Inc. 2003-RS11 AI2                       3.047       3/25/2025       155,000         154,478
Residential Asset Mortgage Products, Inc. 2004-RS12 AII1 (a)                  2.547       5/25/2027       385,000         385,000
Residential Asset Mortgage Products, Inc., 2004-RS8 AI2                       3.810       1/25/2026       315,000         315,053
Residential Asset Securities Corp. 2004-KS10 AI1 (a)                          2.588       3/25/2025       165,749         165,767
Residential Asset Securties Corp. 2003-KS11 AI1 (a)                           2.588       9/25/2021        97,832          97,847
Specialty Underwriting & Residential Finance (a)                              2.570      10/25/2035       320,000         320,000
USA Auto Owner Trust 2004-1 A3                                                2.060       4/15/2008       300,000         296,036
USA Auto Owner Trust 2004-3 A1                                                2.337      11/15/2005       221,969         221,890
WFS Financial Owner Trust 2004-3 B                                            3.510       2/17/2012       160,000         159,383
WFS Financial Owner Trust 2004-1 D                                            3.170       8/22/2011       251,698         249,480
WFS Financial Owner Trust 2004-4 C                                            3.210       5/17/2012       235,000         233,938
Whole Auto Loan Trust 2003-1 C                                                3.130       3/15/2010       180,833         179,919
Whole Auto Loan Trust 2004-1 A1                                               2.150      10/15/2005       407,543         407,163
                                                                                                                      ___________
Total Asset Backed (Cost $11,205,369)                                                                                  11,161,438
                                                                                                                      ___________
COLLATERALIZED MORTGAGE OBLIGATIONS--8.9%
GNMA                                                                          3.402       3/16/2020       247,487         244,187
GNMA                                                                          3.084       1/16/2022       274,196         267,607
GNMA                                                                          1.698      11/16/2006       228,696         228,214
GNMA                                                                          3.648       9/16/2017       319,383         318,004
GNMA                                                                          2.946       3/16/2019       300,000         291,484
GNMA                                                                          3.360       8/16/2022       306,221         301,101

   The accompanying notes are an integral part of the financial statements.

 MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON INVESTMENT GRADE
                                   BOND FUND

                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                                                                            PAR           VALUE
 SECURITY DESCRIPTION                                                          RATE        MATURITY         VALUE        NOTE (1A)
------------------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
GNMA                                                                          4.145%      2/16/2018  $    269,175   $     270,932
GNMA                                                                          3.022       1/16/2019       147,067         144,278
GNMA                                                                          2.822      12/16/2019       293,548         286,131
GNMA                                                                          3.110       1/16/2019       283,476         277,316
GNMA                                                                          3.377       1/16/2023       275,000         270,443
GNMA 2003-48 AC                                                               2.712       2/16/2020       271,254         265,150
GNMA 2003-72 A                                                                3.206       4/16/2018       134,822         133,259
GNMA 2003-88 AC                                                               2.914       6/16/2018       138,480         135,584
GNMA 2003-96 B                                                                3.607       8/16/2018       310,000         307,789
Housing Securties, Inc. 1994-2 A1                                             6.500       7/25/2009        25,403          25,359
Structured Asset Mortgage Investments, Inc. 1998-2 B                          6.750       4/30/2030         5,407           5,390
Washington Mutual 2003-AR10 A5                                                4.078      10/25/2033       325,000         323,140
Washington Mutual 2004-AR7 A6 (a)                                             3.950       7/25/2034       300,000         296,448
Washington Mutual 2004-AR9 A7 (a)                                             4.232       8/25/2034       210,000         210,165
                                                                                                                      ___________
Total Collateralized Mortgage Obligations (Cost $4,625,227)                                                             4,601,981
                                                                                                                      ___________
CORPORATE--28.6%
BANKING--6.4%
Amsouth Bank NA                                                               4.850        4/1/2013       125,000         124,865
Bank of America Corp.                                                         7.400       1/15/2011       205,000         237,467
Branch Banking & Trust Co. Wilson North Carolina                              5.200      12/23/2015       315,000         321,093
CBA Capital Trust I 144A                                                      5.805       6/30/2015       125,000         130,129
City National Corp.                                                           5.125       2/15/2013       150,000         151,502
JP Morgan Chase & Co.                                                         5.125       9/15/2014       290,000         291,902
National City Corp.                                                           6.875       5/15/2019       250,000         285,694
Rabobank Cap Fd Trust III 144A                                                5.254      10/15/2049       170,000         169,076
Regions Financial Corp.                                                       6.375       5/15/2012        90,000          99,221
Southtrust Corp.                                                              5.800       6/15/2014        80,000          84,717
Suntrust Bank                                                                 5.450       12/1/2017       100,000         102,583
US Bank National Association                                                  6.375        8/1/2011       145,000         161,030
Wachovia Corp.                                                                4.875       2/15/2014       310,000         308,970
Washingtion Mutual, Inc.                                                      4.625        4/1/2014       415,000         396,762
Wells Fargo & Co.                                                             6.375        8/1/2011       135,000         149,465
Zions Bancorporation                                                          2.700        5/1/2006       145,000         143,761
Zions Bancorporation                                                          6.000       9/15/2015       160,000         170,561
                                                                                                                      ___________
                                                                                                                        3,328,798
                                                                                                                      ___________
BASIC MATERIALS--1.0%
Cabot Corp. 144A                                                              5.250        9/1/2013       165,000         165,177
ICI Wilmington, Inc.                                                          4.375       12/1/2008        40,000          40,226
International Paper Co.                                                       5.300        4/1/2015       185,000         187,171
Meadwestvaco Corp.                                                            6.800      11/15/2032        95,000         103,848
                                                                                                                      ___________
                                                                                                                          496,422
                                                                                                                      ___________
COMMUNICATIONS--2.6%
AT&T Wireless Services, Inc.                                                  8.750        3/1/2031        55,000          74,157
Clear Channel Communication                                                   4.250       5/15/2009       120,000         118,786
Comcast Corp.(*)                                                              5.500       3/15/2011       155,000         163,828
News America Inc. 144A(*)                                                     5.300      12/15/2014       180,000         182,124
SBC Communications                                                            5.625       6/15/2016       105,000         108,470
Sprint Capital Corp.                                                          8.750       3/15/2032       210,000         279,785
Time Warner, Inc.                                                             6.750       4/15/2011       125,000         140,607
Verizon Global Funding Corp.                                                  6.875       6/15/2012       145,000         165,522
Verizon Global Funding Corp.(*)                                               7.750       6/15/2032        70,000          87,338
                                                                                                                      ___________
                                                                                                                        1,320,617
                                                                                                                      ___________

   The accompanying notes are an integral part of the financial statements.

 MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON INVESTMENT GRADE
                                   BOND FUND

                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                                                                            PAR           VALUE
 SECURITY DESCRIPTION                                                          RATE        MATURITY         VALUE        NOTE (1A)
------------------------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICAL--0.4%
DaimlerChrysler NA Holding Corp.                                              4.750%      1/15/2008   $    85,000  $       86,815
Heinz (H.J.) Co. (a)                                                          6.189       12/1/2005       130,000         133,191
                                                                                                                      ___________
                                                                                                                          220,006
                                                                                                                      ___________
CONSUMER NONCYCLICAL--1.8%
Aramark Services, Inc.                                                        7.000       7/15/2006        95,000          99,490
Aramark Services, Inc.                                                        6.375       2/15/2008        70,000          74,890
Kroger Co.                                                                    8.050        2/1/2010       165,000         193,143
Laboratory Corp. of America Holdings                                          5.500        2/1/2013        85,000          88,133
RR Donnelley & Sons Co.                                                       4.950        4/1/2014       225,000         225,811
Safeway, Inc.                                                                 4.125       11/1/2008       110,000         109,354
Safeway, Inc.(*)                                                              5.800       8/15/2012        40,000          42,226
Wyeth                                                                         5.500        2/1/2014        70,000          72,421
                                                                                                                      ___________
                                                                                                                          905,468
                                                                                                                      ___________
ENERGY--1.4%
Amoco Co.                                                                     6.500        8/1/2007       225,000         241,194
Chevron Phillips                                                              7.000       3/15/2011       170,000         191,574
Enbridge Energy Partners                                                      6.300      12/15/2034        65,000          67,287
Halliburton Co.                                                               5.500      10/15/2010        90,000          94,795
XTO Energy, Inc.                                                              7.500       4/15/2012       130,000         152,127
                                                                                                                      ___________
                                                                                                                          746,977
                                                                                                                      ___________
FINANCIAL--9.6%
Archstone-Smith                                                               5.625       8/15/2014        70,000          72,724
Archstone-Smith Operating Trust                                               5.000       8/15/2007        75,000          77,089
Bear Stearns Cos., Inc.(*)                                                    4.500      10/28/2010        95,000          95,814
Boeing Capital Corp.                                                          4.750       8/25/2008       100,000         103,425
Boeing Capital Corp.                                                          7.375       9/27/2010       125,000         144,115
Boston Properties Inc.                                                        6.250       1/15/2013       170,000         184,440
Caterpillar Financial Service Corp.                                           3.100       5/15/2007       155,000         153,693
Countrywide Home Loan Inc.                                                    4.000       3/22/2011       275,000         267,372
Duke Realty LP                                                                3.500       11/1/2007       150,000         149,555
Duke Realty LP                                                                7.750      11/15/2009       150,000         171,699
EOP Operating LP                                                              7.000       7/15/2011       145,000         163,523
Erac USA Finance Co. 144A                                                     7.950      12/15/2009       130,000         150,954
ERP Operating LP                                                              4.750       6/15/2009        60,000          61,265
ERP Operating LP                                                              6.625       3/15/2012        40,000          44,617
Ford Motor Credit Co.                                                         6.500       1/25/2007        55,000          57,192
Ford Motor Credit Co.(*)                                                      5.625       10/1/2008       190,000         194,212
Ford Motor Credit Co.                                                         7.875       6/15/2010        40,000          44,070
Ford Motor Credit Co.                                                         7.250      10/25/2011        85,000          91,156
General Electric Capital Corp.                                                6.750       3/15/2032        60,000          70,227
General Motors Acceptance Corp.(*)                                            6.875       8/28/2012       175,000         178,672
Glencore Funding LLC 144A                                                     6.000       4/15/2014       170,000         164,471
Goldman Sachs Group, Inc.                                                     6.875       1/15/2011       280,000         315,890
Healthcare Realty Trust, Inc.                                                 8.125        5/1/2011       135,000         157,265
Household Finance Corp.                                                       6.375      10/15/2011       225,000         248,489
Jefferies Group, Inc.                                                         7.500       8/15/2007       195,000         213,387
Jefferies Group, Inc.                                                         5.500       3/15/2016        25,000          24,853
MassMutual Global Funding II 144A                                             3.800       4/15/2009       100,000          99,100
Merrill Lynch & Co.                                                           4.125       9/10/2009       120,000         119,918
Morgan Stanley                                                                4.750        4/1/2014       265,000         258,218
Nationwide Mutual Insurance Co. 144A                                          8.250       12/1/2031       115,000         142,126
Nationwide Mutual Insurance Co. 144A                                          6.600       4/15/2034        60,000          60,069

   The accompanying notes are an integral part of the financial statements.

 MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON INVESTMENT GRADE
                                   BOND FUND

                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                                                                            PAR           VALUE
 SECURITY DESCRIPTION                                                          RATE        MATURITY         VALUE        NOTE (1A)
------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL (CONTINUED)
Principal Life Income Funding Trusts (a)                                      2.080%     10/14/2005  $    210,000  $      209,975
Prudential Financial, Inc.                                                    5.100       9/20/2014       190,000         190,910
Prudential Financial, Inc.                                                    4.104      11/15/2006        85,000          85,931
Simon Property Group LP 144A                                                  4.875       8/15/2010       115,000         117,217
SLM Corp.                                                                     5.000       4/15/2015        65,000          64,833
                                                                                                                      ___________
                                                                                                                        4,948,466
                                                                                                                      ___________
INDUSTRIAL--1.0%
ICI Wilmington                                                                5.625       12/1/2013       165,000         170,889
Raytheon Co.                                                                  5.500      11/15/2012        35,000          36,953
Republic Services, Inc.                                                       6.750       8/15/2011        60,000          67,396
Sealed Air Corp. 144A                                                         5.625       7/15/2013        80,000          82,761
Waste Management, Inc.                                                        6.875       5/15/2009        70,000          77,558
Waste Management, Inc.                                                        7.375        8/1/2010        25,000          28,656
Waste Management, Inc.                                                        7.000       7/15/2028        50,000          56,395
                                                                                                                      ___________
                                                                                                                          520,608
                                                                                                                      ___________
SERVICES--0.4%
CVS Corp.                                                                     4.000       9/15/2009        50,000          49,765
May Dept Stores                                                               6.650       7/15/2024       155,000         163,095
                                                                                                                      ___________
                                                                                                                          212,860
                                                                                                                      ___________
TRANSPORTATION--0.6%
Fedex Corp.                                                                   2.650        4/1/2007       115,000         112,634
Norfolk Southern Corp.(*)                                                     6.750       2/15/2011        55,000          61,984
Union Pacific Corp.                                                           3.875       2/15/2009       150,000         148,920
                                                                                                                      ___________
                                                                                                                          323,538
                                                                                                                      ___________
UTILITIES--3.4%
CenterPoint Energy Houston Electric LLC                                       5.750       1/15/2014       275,000         291,534
Appalachain Power Co.(*)                                                      5.950       5/15/2033        85,000          85,880
Arizona Public Service                                                        6.500        3/1/2012       105,000         116,721
Dominion Resources, Inc.                                                      5.250        8/1/2033       180,000         180,325
KeySpan Corp.(*)                                                              4.650        4/1/2013        95,000          95,077
Niagara Mohawk Power Corp.                                                    7.750       10/1/2008        60,000          67,499
Nisource Finance Corp.                                                        7.875      11/15/2010       110,000         129,314
Pacific Gas & Electric Co.                                                    3.600        3/1/2009        65,000          63,921
Pepco Holdings, Inc.                                                          5.500       8/15/2007       125,000         129,990
Public Service Co. of Colorado                                                4.375       10/1/2008       125,000         126,749
Southern California Edison Co. (a)                                            2.353       1/13/2006       200,000         200,691
Southern California Edison Co.                                                8.000       2/15/2007       120,000         130,678
Wisconsin Electric Power                                                      5.625       5/15/2033       130,000         132,235
                                                                                                                      ___________
                                                                                                                        1,750,614
                                                                                                                      ___________
Total Corporate (Cost $14,520,341)                                                                                     14,774,374
                                                                                                                      ___________
MUNICIPAL BONDS--0.5%
Sacramento County California Pension Funding (b) (Cost $233,702)              0.000       7/10/2030       250,000         236,750
                                                                                                                      ___________
SOVEREIGN BONDS--1.6%
Province of Quebec(*)                                                         5.000       7/17/2009       115,000         120,126
Republic of South Africa                                                      6.500        6/2/2014       215,000         234,307
United Mexican States                                                         6.375       1/16/2013       175,000         185,938
United Mexican States                                                         6.750       9/27/2034       300,000         296,700
                                                                                                                      ___________
Total Sovereign Bonds (Cost $804,280)                                                                                     837,071
                                                                                                                      ___________

  The accompanying notes are an integral part of the financial statements.

 MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON INVESTMENT GRADE
                                   BOND FUND

                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                                                 PAR           VALUE
 SECURITY DESCRIPTION                                 RATE        MATURITY         VALUE        NOTE (1A)
-----------------------------------------------------------------------------------------------------------
YANKEE BONDS--4.5%
Amvescap PLC                                         5.375%      2/27/2013  $    155,000  $      156,383
British Sky Broadcasting PLC                         6.875       2/23/2009       125,000         137,126
Deutsche Telekom International Finance BV            8.500       6/15/2010       135,000         160,835
Deutsche Telekom International Finance BV            8.750       6/15/2030       180,000         237,682
Domtar, Inc.(*)                                      5.375       12/1/2013        85,000          84,155
Exxon Capital Corp.                                  6.125        9/8/2008       140,000         150,784
France Telecom                                       8.500        3/1/2011       125,000         149,113
HBOS PLC 144A                                        5.375       11/1/2013       250,000         256,327
National Westminster Bank PLC                        7.750      10/16/2007       345,000         377,506
Northern Rock PLC 144A                               5.600       4/30/2014        90,000          92,924
Pearson Dollar Finance PLC 144A                      4.700        6/1/2009        90,000          91,728
Petro-Canada                                         5.000      11/15/2014       130,000         129,522
Potash Corp. of Saskatchewan                         4.875        3/1/2013       165,000         165,850
St. George Bank Ltd. 144A                            5.300      10/15/2015       140,000         142,545
                                                                                             ___________
Total Yankee Bonds (Cost $2,273,118)                                                           2,332,480
                                                                                             ___________
PASS THRU SECURITIES--47.0%
AGENCY PASS THRU--36.8%
FHLMC Gold                                           4.500       10/1/2009       271,152         274,504
FNMA                                                 4.000        5/1/2010       325,211         323,520
FNMA                                                 5.500       11/1/2024       518,787         530,566
FNMA                                                 5.500       12/1/2024       124,355         127,178
FNMA                                                 5.500        1/1/2025       375,000         383,515
Fannie Mae Grantor Trust 2001-T6 B                   6.088       5/25/2011       340,000         372,933
FNMA Grantor Trust 2002-T11 A                        4.769       4/25/2012       162,731         167,459
GNMA                                                 8.000       8/15/2025        16,730          18,231
GNMA                                                 8.000      11/15/2025        26,415          28,784
GNMA                                                 8.000       5/15/2026         6,530           7,105
GNMA                                                 8.000      11/15/2026        31,593          34,376
GNMA                                                 6.500       7/15/2032        22,321          23,517
FNMA                                                 3.530        7/1/2010       170,735         165,040
FNMA                                                 5.000       10/1/2011       436,955         444,679
FNMA                                                 4.060        6/1/2013       125,000         118,530
FNMA                                                 6.500       12/1/2015        73,988          78,529
FNMA                                                 6.000        4/1/2017       524,038         549,440
FNMA                                                 6.000        6/1/2017       146,921         154,051
FNMA                                                 6.000        7/1/2017        53,985          56,602
FNMA                                                 5.000        7/1/2018       137,613         139,947
FNMA                                                 7.500        2/1/2029        20,047          21,612
FNMA                                                 7.500        9/1/2029         1,729           1,853
FNMA                                                 7.000       11/1/2031         5,670           6,019
FNMA                                                 7.000        5/1/2032       157,205         166,649
FNMA                                                 7.000        6/1/2032       274,376         290,859
FNMA                                                 5.500        2/1/2033       745,912         758,396
FNMA                                                 5.500       10/1/2033       727,626         739,327
FNMA                                                 5.500       10/1/2033       508,215         516,388
FNMA                                                 5.500        1/1/2034       154,779         157,268
FNMA                                                 5.500        1/1/2034       241,730         245,617
FNMA (TBA)(#)                                        5.000        1/1/2020     1,450,000       1,472,656
FNMA (TBA)(#)                                        6.000        1/1/2035     3,665,000       3,788,694
FNMA(TBA)(#)                                         5.500        1/1/2020     2,675,000       2,763,609

   The accompanying notes are an integral part of the financial statements.

 MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON INVESTMENT GRADE
                                   BOND FUND

                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                                                              PAR           VALUE
 SECURITY DESCRIPTION                                             RATE        MATURITY         VALUE        NOTE (1A)
-----------------------------------------------------------------------------------------------------------------------
AGENCY PASS THRU (CONTINUED)
FNMA(TBA)(#)                                                     6.000%       1/1/2020   $ 1,675,000   $   1,754,563
FNMA(TBA)(#)                                                     5.500        1/1/2035     1,925,000       1,953,875
Freddie Mac Gold                                                 6.000        5/1/2017       344,742         361,105
                                                                                                         ___________
                                                                                                          18,996,996
                                                                                                         ___________
NON-AGENCY PASS THRU--10.2%
Bear Stearns Commercial Mortgage Securities 2003-T12 A3          4.240       8/13/2039       190,000         188,849
Calwest Industrial Trust 2002-CALW A                             6.127       2/15/2017       135,000         146,858
Capco America Securitization Corp. 1998-D7 A1B                   6.260      10/15/2030       130,000         140,068
Chase Commercial Mortgage Securities Corp. 1997-1 D              7.370       6/19/2029       175,000         188,597
Chase Commercial Mortgage Securities Corp. 1997-1 E              7.370       6/19/2029       300,000         323,163
Chase Commercial Mortgage Securities Corp. 1997-2 C              6.600      12/19/2029        75,000          80,555
DLJ Commercial Mortgage Corp.                                    6.240      11/12/2031       180,000         193,785
DLJ Commercial Mortgage Corp. 1998-CF2 B1                        7.050      11/12/2031       215,000         234,459
DLJ Commercial Mortgage Corp. 1999-CG1 A1A                       6.080       3/10/2032       291,967         302,704
JP Morgan Commercial Mortgage Finance Corp. 1997-C5 A3           7.088       9/15/2029       114,985         122,282
LB Commercial Conduit Mortgage Trust 1999-C1 B                   6.930       6/15/2031       120,000         133,200
Lehman Brothers 2004-LLFA A1 144A (a)                            2.533      10/15/2017       599,443         600,168
Mach One Trust 2004-1A A1 144A                                   3.890       5/28/2040       181,331         180,670
Morgan Stanley Capital 1998-HF1 E                                7.560       3/15/2030       330,000         362,278
Morgan Stanley Capital I 1998-HF1 C                              6.750       3/15/2030       180,000         194,731
Morgan Stanley Capital I 1999-CAM1 A4                            7.020       3/15/2032       165,000         183,897
Morgan Stanley Capital I 1999-RM1 A2                             6.710      12/15/2031       145,000         157,860
Morgan Stanley Dean Witter Capital I 2001-PPM A2                 6.400       2/15/2031       217,554         231,904
Morgan Stanley Dean Witter Capital I 2001-PPM A3                 6.540       2/15/2031       150,000         161,718
Mortgage Capital Funding, Inc. 1996-MC1 C                        7.800       6/15/2028       410,000         429,056
Mortgage Capital Funding, Inc. 1997-MC2 C                        6.881      11/20/2027       310,000         332,546
Mortgage Capital Funding, Inc. 1997-MC2 D                        7.117      11/20/2027       350,000         375,851
                                                                                                         ___________
                                                                                                           5,265,199
                                                                                                         ___________
Total Pass Thru Securities (Cost $24,189,342)                                                             24,262,195
                                                                                                         ___________
US TREASURY OBLIGATIONS--6.1%
U.S. Treasury Inflation Index Bonds (TIPS)                       3.000       7/15/2012     1,438,414       1,605,123
U.S. Treasury Note (!)                                           6.750       5/15/2005       100,000         101,547
U.S. Treasury Bond(*)                                            6.250       5/15/2030     1,202,000       1,437,094
                                                                                                         ___________
Total US Treasury Obligations (Cost $3,109,325)                                                            3,143,764
                                                                                                         ___________
TOTAL BONDS AND NOTES (Cost $60,960,704)                                                                  61,350,053
                                                                                                         ___________
CONVERTIBLE PREFERRED STOCKS--0.1%                                                            SHARES
                                                                                             _______
Fannie Mae 7.00% CVT Pfd (Cost $45,000)                                                          900          51,019
                                                                                                         ___________
PURCHASED OPTIONS--0.0%                                                                CONTRACT SIZE
                                                                                       _____________
U.S. Treasury Note 4.25% Put, Strike Price 98.007, 3/2/05                                      5,350           2,359
U.S. Treasury Note 3.00% Call, Strike Price 101.109, 2/18/05                                  24,750             193
U.S. Treasury Note 4.25% Call, Strike Price 99.875, 3/2/05                                     5,250           5,807
                                                                                                         ___________
TOTAL PURCHASED OPTIONS (Cost $25,718)                                                                         8,359
                                                                                                        ___________

   The accompanying notes are an integral part of the financial statements.

 MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON INVESTMENT GRADE
                                   BOND FUND

                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                                                  PAR           VALUE
 SECURITY DESCRIPTION                                RATE        MATURITY         VALUE        NOTE (1A)
----------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--9.3%
U.S. GOVERNMENT AGENCY--3.9%
FNMA Discount Note((+)(+))                          2.170%      1/13/2005  $    760,000  $      759,433
FNMA Discount Note((+)(+))                          2.096       1/19/2005     1,230,000       1,228,803
                                                                                            ___________
                                                                                              1,988,236
                                                                                            ___________
INVESTMENT OF CASH COLLATERAL--5.4%                                            SHARES
                                                                              _______
BlackRock Cash Strategies L.L.C.(**)                                          2,801,798       2,801,798
                                                                                            ___________
TOTAL SHORT TERM INVESTMENTS--(Cost $4,789,902)                                               4,790,034
                                                                                            ___________
TOTAL INVESTMENTS--128.3% (Cost$65,821,324)                                                  66,199,465
                                                                                            ___________
LIABILITIES IN EXCESS OF OTHER ASSETS--(28.3%)                                              (14,598,566)
                                                                                            ___________
NET ASSETS--100.0%                                                                         $ 51,600,899
                                                                                            ___________
                                                                                            ___________

NOTES TO SCHEDULE OF INVESTMENTS:              \

144A-Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified buyers.

FHLMC-Federal Home Loan Mortgage Company
FNMA-Federal National Mortgage Association
GNMA-Government National Mortgage Association
TBA-To Be Announced
(a)  Variable Rate Security, rate indicated is as of 12/31/04.
(b)  Zero coupon security.
(+)(+)  Rate noted is yield to maturity
*     Security, or a portion thereof, was on loan at December 31, 2004.
** Money market fund exempt from registration under the Investment Company Act of 1940 offered only to eligible investors.
#     Delayed Delivery contract.
!     Denotes all or part of security pledged as collateral.

The Fund held the following open swap contracts at December 31, 2004:

NOTIONAL AMOUNT   EXPIRATION DATE                        DESCRIPTION                             VALUE
-----------------------------------------------------------------------------------------------------------

125,000 USD           12/17/08         Agreement with Lehman Brothers, dated 12/15/04           $  (659)
                                       to receive the notional amount multiplied by
                                       3.68375% and to pay the notional amount
                                       multiplied by the 1 month LIBOR.

125,000 USD           12/20/08         Agreement with Bear Stearns, dated 12/15/04                  446
                                       to receive 1.96% per year times the notional amount.
                                       The Fund makes payment only upon a credit
                                       event by General Motors Acceptance Corp., an
                                       amount equal to the notional amount times the
                                       difference between the par value and the then-market
                                       of General Motors Acceptance Corp., 6.875% due 8/28/12.
                                                                                                 _______
                                                             Total swap contracts              $    (213)
                                                                                                  _______
                                                                                                  _______

   The accompanying notes are an integral part of the financial statements.

 MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON INVESTMENT GRADE
                                   BOND FUND

                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2004
--------------------------------------------------------------------------------
The Fund held the following futures contracts at December 31, 2004:

                                                                                         UNDERLYING FACE          UNREALIZED
CONTRACT                                       POSITION         EXPIRATION DATE          AMOUNT AT VALUE           GAIN/LOSS
------------------------------------------------------------------------------------------------------------------------------
U.S. 10 Year Note (7 Contracts)                  Short              3/21/2005             $   775,414              $  (8,183)
U.S. 5 Year Note (16 Contracts)                  Short              3/21/2005               1,739,875                (12,846)
U.S. Long Bond-CBT (14 Contracts)                Long               3/21/2005               1,547,328                 27,742
                                                                                                                    ________
                                                                                                                   $   6,713
                                                                                                                    ________
                                                                                                                    ________
The Fund held the following written option contracts at December 31, 2004:
WRITTEN CALL OPTION TRANSACTIONS                                                        NUMBER OF CONTRACTS       PREMIUMS
------------------------------------------------------------------------------------------------------------------------------------
Outstanding, beginning of year                                                                    5           $   26,225
Options written                                                                                  10               67,250
Options expired                                                                                  (6)             (39,580)
Options closed                                                                                   (8)             (50,286)
                                                                                             ______            _________
Outstanding, end of year                                                                          1          $     3,609
                                                                                             ______            _________
                                                                                             ______            _________
SECURITY                                                                                     CONTRACT              VALUE
------------------------------------------------------------------------------------------------------------------------------------
UST 4.25% Call, Strike Price 101.406, 3/2/05 (premiums received $3,609)                           1               $5,492
                                                                                               ______          _________
                                                                                               ______          _________
WRITTEN PUT OPTION TRANSACTIONS                                                         NUMBER OF CONTRACTS        PREMIUMS
------------------------------------------------------------------------------------------------------------------------------------
Outstanding, beginning of year                                                                      5 $           39,804
Options written                                                                                    11            114,428
Options expired                                                                                   (12)          (123,784)
Options closed                                                                                     (3)           (22,841)
                                                                                               ______          _________
Outstanding, end of year                                                                            1           $  7,607
                                                                                               ______          _________
                                                                                               ______          _________
SECURITY                                                                                     CONTRACT              VALUE
------------------------------------------------------------------------------------------------------------------------------------
UST 4.25% Put, Strike Price 96.195, 3/2/05 (premiums received $7,607)                               1          $   1,370
                                                                                               ______           _________
                                                                                               ______           _________

   The accompanying notes are an integral part of the financial statements.

 MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON INVESTMENT GRADE
                                   BOND FUND

             STATEMENT OF ASSETS AND LIABILITIES DECEMBER 31, 2004
--------------------------------------------------------------------------------

ASSETS
 Investments in securities (including securities on loan, valued at $2,750,554(Note 7))
    at value (Note 1A)(cost $65,821,324)                                                     $66,199,465
  Cash                                                                                             5,847
  Receivable for securities sold                                                                  51,969
  Interest receivable                                                                            392,688
  Variation margin receivable                                                                      6,391
  Prepaid expenses                                                                                 3,948
                                                                                             ___________
    Total assets                                                                              66,660,308
LIABILITIES
 Payable for investments purchased                                                           $11,725,742
 Collateral for securities on loan (Note 7)                                                    2,801,798
 Distributions payable                                                                           458,772
 Bank loan payable (Note 9)                                                                       12,524
 Options written, at value (premium received $11,216) (Note 6)                                     6,862
 Open swap contracts, at value (Note 6)                                                              213
 Accrued professional fees                                                                        26,695
 Accrued accounting, custody, administration and transfer agent fees (Note 2)                     18,194
 Accrued trustees' fees and expenses (Note 2)                                                      3,334
 Accrued expenses and other liabilities                                                            5,275
                                                                                             ___________
    Total liabilities                                                                          15,059,409
                                                                                              ___________
NET ASSETS                                                                                    $51,600,899
                                                                                              ___________
                                                                                              ___________
NET ASSETS CONSIST OF:
  Paid-in capital                                                                             $51,128,540
  Accumulated net realized gain                                                                    56,942
  Net investment income                                                                            26,421
  Net unrealized appreciation                                                                     388,996
                                                                                              ___________
TOTAL NET ASSETS                                                                              $51,600,899
                                                                                              ___________
                                                                                              ___________
SHARES OF BENEFICIAL INTEREST OUTSTANDING                                                       2,578,366
                                                                                              ___________
                                                                                              ___________
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  (Net Assets/Shares outstanding)                                                          $        20.01
                                                                                              ___________
                                                                                              ___________

  The accompanying notes are an integral part of the financial statements.

 MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON INVESTMENT GRADE
                                   BOND FUND

         STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1B)
  Interest income (including securities lending income of $5,738 (Note 7))                   $2,417,426
  Interest income from affiliated investment (Note 1F)                                           13,665
                                                                                            ___________
    Total investment income                                                                   2,431,091
EXPENSES
 Investment advisory fee (Note 2)                                                            $   244,758
 Accounting, custody, administration and transfer agent fees (Note 2)   108,069
 Professional fees                                                                                45,923
 Registration fees                                                                                22,100
 Trustees' fees and expenses (Note 2)                                                             13,468
 Insurance expense                                                                                10,450
 Miscellaneous                                                                                    10,513
                                                                                              __________
    Total Expenses                                                                               455,281
Deduct:
 Waiver of investment advisory fee (Note 2)                                                     (210,523)
                                                                                              __________
    Net expenses                                                                                 244,758
                                                                                              ___________
      Net investment income                                                                    2,186,333
                                                                                              ___________
REALIZED AND UNREALIZED GAIN (LOSS)
 Net realized gain on:
    Investment security transactions                                                           1,051,847
    Financial futures contracts                                                                   10,369
    Written options transactions                                                                 117,791
    Swap transactions                                                                             96,341
                                                                                               __________
      Net realized gain                                                                        1,276,348
  Change in unrealized appreciation (depreciation) on:
    Investment securities                                                                       (686,741)
    Financial futures contracts                                                                    8,300
    Written Options                                                                              (20,253)
    Swaps                                                                                        (10,360)
                                                                                               __________
      Change in unrealized appreciation (depreciation)                                          (709,054)
                                                                                               ___________
    Net realized gains and unrealized (loss) on investments                                      567,294
                                                                                               ___________
NET INCREASE IN NET ASSETS FROM OPERATIONS                                                    $2,753,627
                                                                                               ___________
                                                                                               ___________

  The accompanying notes are an integral part of the financial statements.

 MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON INVESTMENT GRADE
                                   BOND FUND

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                        FOR THE             FOR THE
                                                                                      YEAR ENDED           YEAR ENDED
                                                                                   DECEMBER 31, 2004   DECEMBER 31, 2003
                                                                                   __________________  _________________
INCREASE (DECREASE) IN NET ASSETS: FROM INVESTMENT OPERATIONS
  Net investment income                                                            $   2,186,333         $   2,430,959
  Net realized gains                                                                   1,276,348             1,612,628
  Change in net unrealized appreciation (depreciation)                                  (709,054)             (996,641)
                                                                                   _____________         _____________
  Net increase in net assets from investment operations                                2,753,627             3,046,946
                                                                                   _____________         _____________
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1C)
  From net investment income                                                          (2,343,659)           (2,606,499)
  From net realized gains on investments                                              (1,026,990)           (1,540,028)
                                                                                   _____________         _____________
  Total distributions to shareholders                                                 (3,370,649)           (4,146,527)
                                                                                   _____________         _____________
FUND SHARE TRANSACTIONS (NOTE 4)
  Net proceeds from sale of shares                                                     2,823,448             4,213,048
  Value of shares issued to shareholders in reinvestment of distributions              1,632,872             2,270,143
  Cost of shares redeemed                                                            (14,862,788)          (26,860,158)
                                                                                   _____________         _____________
  Net decrease in net assets from Fund share transactions                            (10,406,468)          (20,376,967)
                                                                                   _____________         _____________
TOTAL INCREASE (DECREASE) IN NET ASSETS                                              (11,023,490)          (21,476,548)
NET ASSETS
  At beginning of year                                                                62,624,389            84,100,937
                                                                                   _____________         _____________
  At end of year (including net investment income of $26,421 and distribution
  in excess of net investment income of $11,275)                                  $ 51,600,899          $ 62,624,389
                                                                                   _____________         _____________
                                                                                   _____________         _____________

  The accompanying notes are an integral part of the financial statements.

 MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON INVESTMENT GRADE
                                   BOND FUND

                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                    FOR THE PERIOD
                                                                                                     JUNE 1, 2000
                                                                                                     (COMMENCEMENT
                                                            YEAR ENDED DECEMBER 31,                OF OPERATIONS) TO
                                                 ______________________________________________
                                                 2004         2003         2002          2001(A)   DECEMBER 31, 2000
                                                _______     _______       _______        _______  ___________________

NET ASSET VALUE, BEGINNING OF THE YEAR         $  20.31     $  20.80      $  20.41     $  20.65         $  20.00
                                                _______      _______       _______      _______          _______
FROM INVESTMENT OPERATIONS:
   Net investment income(1)                        0.74         0.69          0.89         1.27             0.86
   Net realized and unrealized
        gain (loss) on investments                 0.17         0.09          0.79         0.59             0.89
                                                _______      _______       _______      _______          _______
Total from investment operations                   0.91         0.78          1.68         1.86             1.75
                                               _______      _______       _______      _______          _______
LESS DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                     (0.80)       (0.78)        (0.91)       (1.30)           (0.88)
   From net realized gain on investments          (0.41)       (0.49)        (0.38)       (0.80)           (0.22)
                                                _______      _______       _______      _______          _______
Total distributions to shareholders               (1.21)       (1.27)        (1.29)       (2.10)           (1.10)
                                                _______      _______       _______      _______          _______
NET ASSET VALUE, END OF YEAR                   $  20.01     $  20.31      $  20.80     $  20.41         $  20.65
                                                _______      _______       _______      _______          _______
                                                _______      _______       _______      _______          _______
 TOTAL RETURN ((+))                                4.53%        3.81%         8.44%        9.21%            8.87%((+)(+)(+))
RATIOS/SUPPLEMENTAL DATA:
   Expenses (to average daily net assets)          0.40%        0.40%         0.40%        0.21%            0.00%((+)(+))
   Net Investment Income (to average
       daily net assets)                           3.59%        3.30%         4.30%        6.00%            7.21%((+)(+))
   Portfolio Turnover                               127%         457%          391%         357%             136%((+)(+)(+))
   Net Assets, End of Year (000's omitted)       $51,601     $62,624       $84,101      $63,564          $57,447
-------
* For the periods indicated, the investment adviser voluntarily agreed not to impose all or a portion of its investment advisory fee and/ or reimbursed the
Fund for a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios would have been:

   Net investment income (1)                         $    0.67    $    0.63     $    0.83    $    1.17     $    0.78
   Ratios (to average daily net assets):
      Expenses                                            0.75%        0.70%         0.69%        0.68%         0.72%((+)(+))
      Net investment income                               3.24%        3.00%         4.01%        5.53%         6.48%((+)(+))
(1)  Calculated based on average shares outstanding.

(a) The Fund has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies effective January 1, 2001 and began amortizing premium and discount on all debt securities on an effective yield basis. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.004, increase net realized and unrealized gains and losses per share by $0.004 and decrease the ratio of net investment income to average net assets from 6.02% to 6.00%. Per share data and ratios/supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(+)     Total return would have been lower in the absence of expense waivers
(+)(+)  Computed on an annualized basis.
(+)(+)(+)  Not annualized.

   The accompanying notes are an integral part of the financial statements.

 MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON INVESTMENT GRADE
                                   BOND FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)  SIGNIFICANT ACCOUNTING POLICIES:

     Mellon Institutional Funds Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Mellon Investment Grade Bond Fund (the "Fund") is a separate diversified investment series of the Trust.

     The objective of the Fund is to maximize total return, consistent with preserving principal and liquidity, primarily through the generation of current income and, to a lesser extent, capital appreciation. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in investment grade fixed income securities including, but not limited to, government, agency, corporate and mortgage and asset-backed issues.

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A. INVESTMENT SECURITY VALUATIONS

     Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are primarily traded. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at value on the basis of valuations furnished by a pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships between securities that are generally recognized by institutional traders. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees.

     Short-term instruments with less than sixty-one days remaining to maturity are valued at amortized cost, which approximates market value. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized value based upon the value on such date unless the Trustees determine during such sixty-day period that amortized value does not represent fair value.

     B. SECURITIES TRANSACTIONS AND INCOME

     Securities transactions are recorded as of the trade date. Interest income is determined on the basis of coupon interest accrued, adjusted for accretion of discount or amortization of premium using the yield-to-maturity method on long-term debt securities and short-term securities with greater than sixty days to maturity. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis

     C. DISTRIBUTIONS TO SHAREHOLDERS

     Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for losses deferred due to wash sales, amortization and/or accretion of premiums and discounts on certain securities and the timing of recognition of gains and losses on futures contracts.

     Permanent book and tax basis differences will result in reclassifications among undistributed net investment income, accumulated net realized gain
     (loss) and paid in capital. Undistributed net investment income and accumulated net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

     D. EXPENSES

     The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

 MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON INVESTMENT GRADE
                                   BOND FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     E. COMMITMENTS AND CONTINGENCIES

     In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risks of loss to be remote.

     F. AFFILIATED ISSUERS

     Affiliated issuers represent investments of the Fund in other investment companies advised by Standish Mellon Asset Management Company LLC ("Standish Mellon"), a wholly-owned subsidiary Mellon Financial Corporation, or its affiliates.

(2)  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

     The investment advisory fee paid to Standish Mellon for overall investment advisory, administrative services, and general office facilities, is paid monthly at the annual rate of 0.40% of the Fund's average daily net assets. Standish Mellon voluntarily agreed to limit total Fund operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) to 0.40% of the Fund's average daily net assets for the year ended December 31, 2004. Pursuant to this agreement, for the year ended December 31, 2004, Standish Mellon collectively and voluntarily waived a portion of its investment advisory fee in the amount of $210,523. This agreement is voluntary and temporary and may be discontinued or revised by Standish Mellon at any time.

     Effective February 23, 2004, the Fund entered into an agreement with Dreyfus Transfer, Inc., a wholly owned subsidiary of The Dreyfus Corporation, a wholly owned subsidiary of Mellon Financial Corporation and an affiliate of Standish Mellon, to provide personnel and facilities to perform transfer agency and certain shareholder services for the Fund. For these services the Fund pays Dreyfus Transfer, Inc. a fixed fee plus per account and transaction based fees, as well as, out-of-pocket expenses. Pursuant to this agreement the Fund paid $4,269 during the period ended December 31, 2004.

     The Fund has contracted Mellon Bank, N.A. ("Mellon Bank"), a wholly owned subsidiary of Mellon Financial Corporation and an affiliate of Standish Mellon, to provide custody, fund administration and fund accounting services for the Fund. For these services the Fund pays Mellon Bank a fixed fee plus asset and transaction based fees, as well as, out-of-pocket expenses. Pursuant to this agreement the Fund paid $80,875 during the year ended December 31, 2004.

     The Fund entered into an agreement with Mellon Bank to perform certain securities lending activities and to act as the Fund's lending agent. Pursuant to this agreement Mellon Bank receives an agreed upon percentage of the net lending revenues. This compensation is a standard form of compensation received by securities lending agents with respect to non-affiliated entities. See Note 7 for further details.

     No director, officer or employee of Standish Mellon or its affiliates receives any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of Standish Mellon or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

(3)  PURCHASES AND SALES OF INVESTMENTS:

     Purchases and proceeds from sales of investments, excluding short-term securities, for the year ended December 31, 2004 were as follows:

                                                 PURCHASES      SALES
                                                ___________  ___________
 U.S. Government Securities                     $50,928,168  $55,782,399
                                                ___________  ___________
                                                ___________  ___________
 Investments (non-U.S. Government Securities)   $32,881,028  $31,783,662
                                                ___________  ___________
                                                ___________  ___________

 MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON INVESTMENT GRADE
                                   BOND FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(4)  SHARES OF BENEFICIAL INTEREST:

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                        FOR THE             FOR THE
                                                       YEAR ENDED          YEAR ENDED
                                                    DECEMBER 31, 2004  DECEMBER 31, 2003
                                                __________________     __________________
     Shares sold                                       137,236                  201,404
        Shares issued to shareholders in
         reinvestment of distributions                 81,343                  110,742
        Shares redeemed                               (723,366)              (1,271,678)
                                                     _________                ___________
        Net increase (decrease)                       (504,787)                (959,532)
                                                     _________              ___________
                                                     _________              ___________

     At December 31, 2004, three shareholders of record held approximately 90% of the total outstanding shares of the Fund. Investment activity of these shareholders could have a material impact on the Fund.

     A significant portion of the Fund's shares represent investments by fiduciary accounts over which Standish Mellon and its affiliates have either sole or joint investment discretion.

(5)  FEDERAL TAXES:

     As a regulated investment company qualified under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year.

     The tax basis components of distributable earnings and the federal tax cost as of December 31, 2004, was as follows:

     Unrealized appreciation                                                                $     619,116
     Unrealized depreciation                                                                     (243,816)

                                                                                            ____________
        Net unrealized appreciation/depreciation                                                  375,300
        Undistributed ordinary income                                                              79,661
        Undistributed long term capital gain                                                       13,260
        Cost for federal income tax purposes                                                  $65,824,165
     Tax character of distributions paid during the fiscal years ended December
     31, 2004 and December 31, 2003, were as follows:

                                                                               2004                  2003
                              Distributions paid from:                        AMOUNT                AMOUNT
                                                                            __________            __________
                                Ordinary income                             $2,934,513            $3,867,494
                                Capital gains                                  436,136               279,033

(6)     FINANCIAL INSTRUMENTS:

     In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these instruments are set forth more fully in the Fund's Prospectus and Statement of Additional Information.

     The Fund may trade the following instruments with off-balance sheet risk:

     OPTIONS

     Call and put options give the holder the right to purchase or sell a security or currency or enter into a swap arrangement on a future date at a

 MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON INVESTMENT GRADE
                                   BOND FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     specified price. The Fund may use options to seek to hedge against risks of market exposure and changes in securities prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. Options, both held and written by the Fund, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased options is shown in the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contract or if the counterparty does not perform under the contract's terms.

     Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Fund is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

     Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by the dealers.

     The Fund entered into option transactions at December 31, 2004. See Schedule of Investments for further details

     INTEREST RATE FLOORS

     Interest rate floors purchased by the Fund entitle the Fund to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate amount. Credit and market risk exist with respect to these instruments. If forecasts of interest rates and other market factors are incorrect, investment performance will diminish compared to what performance would have been if these investment techniques were not used. Even if the forecasts are correct, there are risks that the positions may correlate imperfectly with the asset or liability being hedged, a liquid secondary market may not always exist, or counterparty to a transaction may not perform. The Fund expects to enter these transactions primarily for hedging purposes including, but not limited to, preserving a return or spread on a particular investment or portion of its portfolio, protecting against interest rate fluctuations, as a duration management technique or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate floors are marked-to-market daily based on quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains or losses from these agreements are disclosed in the Statement of Operations.

     The Fund did not enter into any interest rate floor transactions during the year ended December 31, 2004.

     FUTURES CONTRACTS

     The Fund may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to the margin requirements, the Fund deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Fund's exposure to the underlying instrument, while selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparties do not perform under the contract's terms. The Fund enters into financial futures transactions primarily to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

     The Fund held futures at December 31, 2004. At December 31, 2004 the Fund had segregated cash and /or securities to cover margin requirements on open future contracts. See Schedule of Investments for further details.

 MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON INVESTMENT GRADE
                                   BOND FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     SWAP AGREEMENTS

     The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into interest rate and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. The Fund may use credit default swaps to provide a measure of protection against defaults of issuers (i.e., to reduce risk where the Fund owns or has exposure to the corporate or sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular corporate or sovereign issuer's default. In connection with these agreements, cash or securities may be set aside as collateral in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral. Swaps are marked to market daily based upon quotations from market makers and change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and differences could be material. Payments received or made from credit default swaps at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Net payments of interest on interest rate swap agreements are included as part of realized gain loss. Entering into these agreements, if any, involves, to varying degrees, elements of credit, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

     The Fund entered into swap agreements at December 31, 2004. See Schedule of Investments for further details.

(7)  SECURITY LENDING:

     The Fund may lend its securities to financial institutions which the Fund deems to be creditworthy. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is allocated to the Fund on the next business day. For the duration of a loan, the Fund receives the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from the investment of the collateral. As with other extensions of credit, the Fund bears the risk of delay in recovery or even loss of rights in its securities on loan should the borrower of the securities fail financially or default on its obligations to the Fund. In the event of borrower default, the Fund generally has the right to use the collateral to offset losses incurred. The Fund may incur a loss in the event it was delayed or prevented from exercising its rights to dispose of the collateral. The Fund also bears the risk in the event that the interest and/or dividends received on invested collateral is not sufficient to meet the Fund's obligations due on the loans.

     The Fund loaned securities during the year ended December 31, 2004 resulting in security lending income of $5,738. At December 31, 2004, the Fund had securities valued at $2,750,554 on loan. See Schedule of Investments for further detail on the security positions on loan and collateral held.

(8)  DELAYED DELIVERY TRANSACTIONS:

     The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. This Fund segregates securities having a value at least equal to the amount of the purchase commitment.

     The Fund may enter into to be announced ("TBA") purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 0.01% from the principal amount. The Fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the Fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in

 MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON INVESTMENT GRADE
                                   BOND FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of the decline in the value of the Fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Investment security valuations" above.

     The Fund may enter into TBA sale commitments to hedge its portfolio positions. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, an offsetting TBA purchase commitment deliverable is held as "cover" for the transaction.

     Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Investment security valuations" above. The contract is 'marked-to-market' daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

     See the Schedule of Investments for outstanding delayed delivery contracts

(9)  LINE OF CREDIT:

     The Fund, and other funds in the Trust and subtrusts in the Mellon Institutional Funds Master Portfolio Trust (the "Portfolio Trust") are parties to a committed line of credit facility, which enables each portfolio/fund to borrow, in the aggregate, up to $35 million. Interest is charged to each participating portfolio/fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. In addition, a facility fee, computed at an annual rate of .060 of 1% committed amount, is allocated ratably among the participating portfolios/funds at the end of each quarter. For the year ended December 31, 2004, a facility fee of $623 was allocated to the Fund.

     During the year ended December 31, 2004, the Fund had average borrowings outstanding of $387,881 on a total of four days and incurred $102 of interest expense.

 MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON INVESTMENT GRADE
                                   BOND FUND

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

     To the Trustees of Mellon Institutional Funds Investment Trust and the Shareholders of Standish Mellon Investment Grade Bond Fund:

     In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish Mellon Investment Grade Bond Fund (the "Fund") at December 31, 2004, and the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion

     PricewaterhouseCoopers LLP
     New York, NY
     February 25, 2005
                                       24

TRUSTEES AND OFFICERS

The following table lists the Trust's trustees and officers; their address and date of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies; and total annual remuneration paid as of December 31, 2004. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing The Mellon Institutional Funds at P.O. Box 8585, Boston, MA 02266-8585 or calling toll free 1-800-221-4795.

INDEPENDENT TRUSTEES

                                                                                        NUMBER OF                        TRUSTEE
                                                                  PRINCIPAL           PORTFOLIOS IN       OTHER       REMUNERATION
NAME                                     TERM OF OFFICE         OCCUPATION(S)         FUND COMPLEX    DIRECTORSHIPS    (YEAR ENDED
ADDRESS, AND               POSITION(S)    AND LENGTH OF          DURING PAST           OVERSEEN BY       HELD BY      DECEMBER 31,
DATE OF BIRTH            HELD WITH TRUST   TIME SERVED             5 YEARS               TRUSTEE         TRUSTEE          2004)
-----------------------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming            Trustee      Trustee since     Chairman of the Board          30             None        Fund: $1,750
c/o Decision Resources, Inc.              11/3/1986         and Chief Executive
260 Charles Street                                          Officer, Decision
Waltham, MA 02453                                           Resources, Inc.
9/30/40

Caleb Loring III             Trustee      Trustee since     Trustee, Essex Street          30             None        Fund: $1,901
c/o Essex Street Associates               11/3/1986         Associates (family
P.O. Box 181                                                investment trust office)
Beverly, MA 01915
11/14/43

Benjamin M. Friedman         Trustee      Trustee since     William Joseph Maier,          30             None        Fund: $1,750
c/o Harvard University                    9/13/1986         Professor of Political
Cambridge, MA 02138                                         Economy, Harvard
8/5/44                                                      University

John H. Hewitt               Trustee      Trustee since     Trustee, Mertens               30             None        Fund: $1,750
P.O. Box 2333                             11/3/1986         House, Inc. (hospice)
New London, NH 03257
4/11/35

INTERESTED TRUSTEES
Patrick J. Sheppard    Trustee, President   Since 2003      Senior Vice President          30             None         Fund: $0
Mellon Institutional        and Chief                       and Chief Operating Officer,
Asset Management        Executive Officer                   Mellon Institutional
One Boston Place                                            Asset Management;
Boston, MA 02108                                            formerly Vice President
7/24/65                                                     and Chief Financial Officer,
                                                            Mellon Institutional
                                                            Asset Management

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                                                                                                                     NUMBER OF
                                                                                                                   PORTFOLIOS IN
NAME                                     TERM OF OFFICE                                                            FUND COMPLEX
ADDRESS, AND               POSITION(S)    AND LENGTH OF               PRINCIPAL OCCUPATION(S)                       OVERSEEN BY
DATE OF BIRTH            HELD WITH TRUST   TIME SERVED                  DURING PAST 5 YEARS                           TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Barbara A. McCann        Vice President   Since 2003            Senior Vice President and Head of Operations            30
Mellon Institutional      and Secretary                         Mellon Institutional Asset Management, formerly
Asset Management                                                First Vice President, Mellon Institutional Asset
One Boston Place                                                Management and Mellon Global Investments
Boston, MA 02108
2/20/61

Steven M. Anderson       Vice President   Vice President        Vice President and Mutual Funds Controller,             30
Mellon Institutional      and Treasurer   since 1999;           Mellon Institutional Asset Management
Asset Management                          Treasurer             Institutional Asset
One Boston Place                          since 2002
Boston, MA 02108
7/14/65

Denise B. Kneeland       Assistant Vice   Since 1996            Vice President and Manager, Mutual Funds Operations,    30
Mellon Institutional        President                           Mellon Institutional Asset Management
Asset Management
One Boston Place
Boston, MA 02108
8/19/51

Cara E. Hultgren         Assistant Vice   Since 2001            Assistant Vice President and Manager,                   30
Mellon Institutional        President                           Shareholder Services, Mellon Institutional
Asset Management                                                Asset Management since 2001;
One Boston Place                                                Shareholder Representative,
Boston, MA 02108                                                Standish Mellon Asset Management
1/19/71

Jan F. Jumet                  Chief       Since 2004            Senior Vice President and Chief Compliance Officer      30
Standish Mellon Assest     Compliance                           for Standish Mellon Asset Management Company LLC;
Management Company LLC       Officer                            formerly Director of Compliance and Administration
One Boston Place                                                and Chief Administration Officer for Standish Mellon
Boston, MA 02108                                                Asset Management Company LLC, Senior
8/9/66                                                          Vice President and Chief Administration Officer
                                                                for Mellon Bond Associates, LLP, and
                                                                First Vice President and Senior Sales Associate
                                                                for Mellon Institutional Asset Management

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

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

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One Boston Place
Boston, MA 02108-4408
800.221.4795
www.melloninstitutionalfunds.com
                                                                     0946AR1204

Annual Report                      STANDISH MELLON
                                   INTERNATIONAL FIXED INCOME FUND II

YEAR ENDED DECEMBER 31, 2004

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund' s historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Commencing with the fiscal quarter ending September 30, 2004, the Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The Fund' s Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information regarding the operation of the SEC's Public
Reference    Room    may    be    obtained    by    calling    1-800-SEC-0330.

To view the Fund' s proxy voting guidelines and proxy voting record for the 12-month period ended June 30, 2004, visit the SEC' s web site at http:
//www.sec.gov. You may also call 1-800-221-4795 to request a free copy of the proxy voting guidelines.

February 28, 2005

Dear Mellon Institutional Fund Shareholder:

Enclosed you will find your Fund's annual report for the fiscal year ended December 31, 2004.

The year was largely positive for the financial markets, as the economic expansion continued. However, as the year progressed, anticipated GDP growth diminished in line with typical expectations at this point in the economic cycle.

The S&P 500 entered 2004 with a sharp climb, fueled to a large degree by above-trend GDP growth: 4.4% in the fourth quarter of 2003 and 5.0% in the first quarter of the year, driven by a potent mix of tax cuts, monetary policy and government spending. But the momentum stalled, as the market dealt with the prospect of inflation and a new tightening cycle by the Federal Reserve, the uncertainties of a tight presidential campaign, and the ever-present threats posed by terrorism. The equity markets greeted the reelection of President Bush with optimism, as the S&P 500 surged past 1200 in the closing weeks of the year to its' 2004 peak.

In the bond market, the year started with much speculation about when and how the Fed would end one of the longest stretches of easy monetary policy on record, which had driven rates to historical lows. In the fall of 2003, the prospect of deflation was still a factor in the Fed's deliberations and was its stated rationale for maintaining an accommodative stance. In the first quarter, however, the Fed began to refer to a "measured pace" of tightening. The market reacted by switching gears dramatically, sending the 10-year U.S. Treasury note from 3.7% on March 16 to 4.9% on June 14. Since then, as the economic outlook softened, with relatively tame inflation, yields have settled back to about 4%, roughly the same as a year ago.

Looking ahead, it is clear that there are some causes for concern. Consumers are weighted with debt and potentially vulnerable in a rising rate environment. Companies are hoarding cash and are being deliberate in boosting employment and spending on plant and equipment. The stimulus of monetary policy, tax cuts and government spending is waning. Nevertheless, business activity has some significant momentum, which should carry over into 2005, with reasonable profit growth and modest inflation. Finally, the president's ambitious plans to privatize Social Security, reform health care, and revise the tax code could potentially have major fiscal implications that the market will be watching carefully.

Thank you for your business and confidence in Mellon Institutional Funds. Please feel free to contact us with questions or comments.

Sincerely,

/s/Patrick J. Sheppard
Patrick J. Sheppard

                  One Boston Place  *  Boston, MA 02108-4402

                       A MELLON ASSET MANAGEMENT COMPANY

MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON INTERNATIONAL FIXED
                                INCOME FUND II

                      MANAGEMENT DISCUSSION AND ANALYSIS
--------------------------------------------------------------------------------

International bond markets produced double-digit returns in 2004 from a combination of positive local market returns and currency gains related to the decline of the U.S. dollar. The Standish Mellon International Fixed Income Fund II returned 10.73% for the year, after all expenses, compared to a return of 12.04% for the J.P. Morgan Non-U.S. Government Bond Index.

A return of more than 10% for international bonds is perhaps surprising considering that at the beginning of the year, the consensus expectation was that bond yields would rise as central banks raised interest rates. Indeed, bond yields did rise early in the year and this rise was lead by the U.S. bond market, which experienced a vicious sell-off in the first half. However, as the year progressed, it became apparent that core inflation was well contained in the U.S., the job market strengthened but not as much as anticipated, and growth in large economies overseas was anemic. Bond yields in the U.S. and overseas fell during the second half of the year, and in the end, despite the volatility, bond investors managed to earn a bit more than their coupon. The positive return from international bond markets combined with the gains related to the decline of the US. Dollar, resulted in another year of strong returns from the asset class.

The non-government sectors of the international bond markets were a pleasant surprise producing returns well above government bonds for the second year in a row. The star performers were corporate bonds, particularly the high-yield sector, and emerging markets. A number of factors contributed to the outperformance of the corporate and emerging sectors particularly global growth, low inflation, low interest rates and in the case of the commodity laden emerging markets, high commodity prices. The high yield corporate and emerging market indices both had returns of over 10% for the year. Other non-government sectors also performed well including mortgages, agencies and asset-backed securities.

The range of returns in hedged terms for government bond markets as measured by the JP Morgan Government Bond Indices was modest for the year with only 534 basis points, separating the best market Italy (+8.00%) from the worst, Japan (+2.66%). The U.S. component of the index returned 3.75% while European markets returned 6.77% on average. The U.S. dollar had traded in a modest range for most of the year however it fell sharply in the final quarter. The decline of the dollar was the sharpest relative to the European currencies against which it declined by more than 7%. The U.S. dollar has been under pressure since 2002 as the mix of loose fiscal and monetary policy and the large current account deficit made the currency unattractive to global investors.

The Fund underperformed its benchmark during the year. Our position in investment grade and high yield corporate bonds and emerging market securities was the largest positive contributor relative to our benchmark. The results of our country weightings were mixed. We were overweight European markets, which produced the best returns however we had a zero weight in the Japanese bond market which weighed on our performance. Although Japan was the worst performing market in the index, our zero weighting in the market was a drag on performance as Japan did produce a positive return. In currencies, our small primarily, option-based positions detracted a modest amount from our performance.

Our outlook for 2005 is favorable for international bonds. We believe that the performance of global economies will be close to trend, yet the behavior of central banks around the world could be quite different. The Fed will continue to raise interest rates at least in the first half of the year and this will flatten the yield curve but we expect longer dated bonds to be fairly stable. Opportunities for value-added can be found in Europe and in some of the smaller index components such as Australia, New Zealand and the U.K. In the latter three markets, the central banks have been raising interest rates for some time and those increases now appear to be having an effect. These economies have housing markets that are vulnerable to price declines and if the economies soften, we believe bonds in these markets will perform well. Non-government sectors such as corporate and emerging market bonds have richened quite a bit over the past two years and we believe that these sectors will not perform as well as in the past but that the sector still offers opportunities to add-value through security selection.

We appreciate your continued support and look forward to working on your behalf over the next year.

/s/ W. Charles Cook
W. Charles Cook

MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON INTERNATIONAL FIXED
                                INCOME FUND II

    COMPARISON OF CHANGE IN VALUE OF $100,000 INVESTMENT IN STANDISH MELLON INTERNATIONAL FIXED INCOME FUND II AND J.P. MORGAN NON-U.S. GOVERNMENT BOND
                                     INDEX
--------------------------------------------------------------------------------

          AVERAGE ANNUAL TOTAL RETURNS  (FOR PERIOD ENDED 12/31/2004)
--------------------------------------------------------------------------------

                                                                                                        Since
                                                                                                      Inception
                     1 Year                    3 Year                    5 Year                      06/30/1999
------------------------------------------------------------------------------------------------------------------------------------
                     10.73%                    17.78%                     8.52%                         8.27%

AVERAGE ANNUAL TOTAL RETURNS REFLECT THE CHANGE IN THE VALUE OF AN INVESTMENT, ASSUMING REINVESTMENT OF THE FUND'S DIVIDEND INCOME AND CAPITAL GAINS AND ASSUMING A CONSTANT RATE OF PERFORMANCE EACH YEAR. THE $100,000 LINE GRAPH AND THE FUND'S RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. DURING PERIODS OF REIMBURSEMENT BY THE FUND'S INVESTMENT ADVISER (IF APPLICABLE), THE FUND'S TOTAL RETURN WILL BE GREATER THAN IT WOULD BE HAD THE REIMBURSEMENT NOT OCCURRED. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON INTERNATIONAL FIXED
                                INCOME FUND II

                          SHAREHOLDER EXPENSE EXAMPLE
--------------------------------------------------------------------------------

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000.00=8.6), then multiply the result by the number in the first line under the heading entitled Expenses Paid During Period to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                     EXPENSES PAID
                                  BEGINNING                    ENDING               DURING PERIOD((+))
                                ACCOUNT VALUE              ACCOUNT VALUE             JULY 1, 2004 TO
                                JULY 1, 2004             DECEMBER 31, 2004          DECEMBER 31, 2004
---------------------------------------------------------------------------------------------------------
Actual                              $1,000.00                   $1,122.90                  $4.00
Hypothetical (5% return
  per year before expenses)         $1,000.00                   $1,021.37                  $3.81
(
-------

((+)) EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.75%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/366 (TO REFLECT THE ONE-HALF YEAR PERIOD).

MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON INTERNATIONAL FIXED
                                INCOME FUND II

             FUND INFORMATION AS OF DECEMBER 31, 2004 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                              PERCENTAGE OF
  TOP TEN HOLDINGS*                                          RATE              MATURITY        NET ASSETS
 ----------------------------------------------------------------------------------------------------------
 UK Gilt                                                     4.000              3/7/2009          9.2%
 Netherlands Government Bond                                 5.500             7/15/2010          4.0
 Bundesobligation                                            4.500             8/17/2007          3.9
 Belgium Government Bond                                     4.250             9/28/2013          3.7
 Deutsche Republic                                           4.750              7/4/2034          3.6
 Deutsche Bundesrepublik                                     4.000              1/4/2028          3.5
 Italy Buoni Poliennali Del Tesoro                           4.500              3/1/2007          3.4
 Australian Government Bond                                  7.500             9/15/2009          3.3
 Bundesobligation                                            5.000             5/20/2005          2.9
 New Zealand Government Bond                                 6.500             4/15/2013          2.9
                                                                                                 ______
                                                                                                 40.4%

 * Excluding short-term investments and investment of cash collateral.

                                         PERCENTAGE OF

        TOP TEN COUNTRIES                 NET ASSETS
        --------------------------------------------
        Germany                               21.1%
        United States                         15.2
        United Kingdom                        13.7
        France                                 7.2
        New Zealand                            5.4
        Australia                              4.8
        Netherlands                            4.4
        Italy                                  3.9
        Belgium                                3.9
        Austria                                3.4
                                             _____
                                              83.0%

                                        PERCENTAGE OF
        ECONOMIC SECTOR ALLOCATION        INVESTMENTS
        --------------------------------------------
        Government                            68.7%
        Corporate                             22.9
        Mortgage                               0.8
        Emerging markets                       4.1
        Cash & equivalents                     3.5
                                             _____
                                             100.0%

        The Fund is actively managed. Current holdings may be different than those presented above.

MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON INTERNATIONAL FIXED
                                INCOME FUND II

                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                                                                PAR         VALUE
SECURITY DESCRIPTION                                    RATE      MATURITY                     VALUE      (NOTE 1A)
---------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES--85.1%
CORPORATE--1.1%
BASIC MATERIALS--0.1%
International Steel Group(*)                             6.500%   4/15/2014          USD        50,000     $ 53,625
                                                                                                        ___________
COMMUNICATIONS--0.2%
CSC Holdings, Inc.                                       7.875   12/15/2007                     20,000       21,450
RH Donnelley Finance Corp.                               8.875   12/15/2010                      5,000        5,575
RH Donnelley Finance Corp.                              10.875   12/15/2012                     10,000       11,875
Salem Communications Corp.                               7.750   12/15/2010                     15,000       16,219
Sprint Capital Corp.                                     8.375    3/15/2012                     55,000       66,998
                                                                                                        ___________
                                                                                                            122,117
                                                                                                        ___________
CONSUMER CYCLICAL--0.1%
Mohegan Tribal Gaming Authority                          8.000     4/1/2012                     25,000       27,125
Yum! Brands, Inc.                                        8.875    4/15/2011                     25,000       30,888
                                                                                                        ___________
                                                                                                             58,013
                                                                                                        ___________
ENERGY--0.2%
Chesapeake Energy Corp.                                  8.125     4/1/2011                     30,000       32,475
Pemex Project Funding Master Trust (a)                   3.790    6/15/2010                     45,000       46,170
                                                                                                        ___________
                                                                                                             78,645
                                                                                                        ___________
FINANCIAL--0.4%
Amvescap PLC                                             5.375    2/27/2013                     25,000       25,223
Chevy Chase Bank FSB                                     6.875    12/1/2013                     45,000       46,463
Glencore Funding LLC                                     6.000    4/15/2014                    105,000      101,585
Salomon Brothers AF for OAO Siberian Oil Co.            10.750    1/15/2009                     30,000       31,950
                                                                                                        ___________
                                                                                                            205,221
                                                                                                        ___________
UTILITIES--0.1%
AES Corp.                                                8.750    5/15/2013                     25,000       28,406
                                                                                                        ___________
Total Corporate Bonds (Cost $525,823)                                                                       546,027
                                                                                                        ___________
SOVEREIGN BONDS--2.0%
Banco Nacional de Desenvolvimento Economic (a)           5.832    6/16/2008                     30,000       30,675
Republic of Brazil (a)                                   3.125    4/15/2012                     75,001       71,438
Republic of Brazil (a)                                   3.063    4/15/2024                     85,000       78,625
Republic of Colombia                                    10.000    1/23/2012                     30,000       34,650
Republic of El Salvador                                  8.500    7/25/2011                     25,000       28,563
Republic of El Salvador                                  8.250    4/10/2032                     25,000       25,250
Republic of Panama                                       9.625     2/8/2011                     15,000       17,775
Republic of Panama                                       7.250    3/15/2015                     20,000       20,700
Republic of Panama                                       8.875    9/30/2027                     40,000       44,400
Republic of Peru (a)                                     4.500     3/7/2017                     25,000       23,375
Republic of South Africa                                 9.125    5/19/2009                     35,000       41,337
Republic of South Africa                                 7.375    4/25/2012                     50,000       56,932
Republic of Turkey                                       9.000    6/30/2011                    120,000      136,734
Republic of Turkey                                      11.500    1/23/2012                     25,000       32,149
Russian Federation                                      11.000    7/24/2018                     20,000       27,800
Russian Federation                                      12.750    6/24/2028                     10,000       16,356
Russian Federation                                       5.000    3/31/2030                    110,000      113,438
Serbian Government (#)                                   3.750   11/15/2024                    100,000       83,250
Ukraine Government Senior Notes                         11.000    3/15/2007                     46,668       50,023
United Mexican States                                    8.300    8/15/2031                     50,000       58,500
                                                                                                        ___________
Total Sovereign Bonds (Cost $959,590)                                                                       991,970
                                                                                                       ___________

   The accompanying notes are an integral part of the financial statements.
                                       7

MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON INTERNATIONAL FIXED
                                INCOME FUND II

                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                                                                                PAR        VALUE
SECURITY DESCRIPTION                                                    RATE     MATURITY                      VALUE     (NOTE 1A)
------------------------------------------------------------------------------------------------------------------------------------
YANKEE BONDS--1.6%
Amvescap PLC                                                            5.900%    1/15/2007         USD        25,000  $     26,15
Aramark Services, Inc.                                                  7.000     7/15/2006                   210,000      219,926
British Sky Broadcasting PLC                                            7.300    10/15/2006                    70,000       74,361
HBOS PLC                                                                5.375     11/1/2013                   155,000      158,922
Ispat Inland                                                            9.750      4/1/2014                    78,000       96,330
Rogers Wireless Inc. 144A                                               7.250    12/15/2012                   140,000      148,400
Rogers Wireless Inc. 144A                                               7.500     3/15/2015                    25,000       26,375
Royal Caribbean Cruises Ltd.                                            8.250      4/1/2005                    15,000       15,150
Southern Natural Gas Co.                                                8.875     3/15/2010                    15,000       16,800
                                                                                                                       ___________
Total Yankee Bonds (Cost $768,818)                                                                                         782,423
                                                                                                                       ___________
FOREIGN DENOMINTED--80.4%
AUSTRALIA--4.8%
Australian Government Bond                                              7.500     9/15/2009         AUD     1,915,000    1,638,727
Australian Government Bond (*)                                          6.250     4/15/2015                   905,000      758,526
                                                                                                                       ___________
                                                                                                                         2,397,253
                                                                                                                       ___________
CANADA--0.2%
Canadian Pacific Railway Ltd.                                           4.900     6/15/2010         CAD        95,000       81,004
                                                                                                                       ___________
SWISS FRANC--0.6%
Philip Morris Capital Corp.                                             4.000     5/31/2006         CHF       320,000      286,517
                                                                                                                       ___________
DENMARK--0.3%
Realkredit Danmark A/S                                                  4.000      1/1/2006         DKK       735,000      136,067
                                                                                                                       ___________
EURO--53.1%
Allied Domecq Financial Services PLC                                    5.875     6/12/2009         EUR        20,000       29,720
Austria Government Bond                                                 5.750     4/11/2007                   710,000    1,027,070
Autostrade SpA (a)                                                      2.621      6/9/2011                   200,000      272,447
Bank of America Corp (a)                                                4.750      5/6/2019                   125,000      177,641
Barclays BAnk PLC                                                       7.500    12/15/2010                   145,000      235,583
Belgium Government Bond                                                 4.250     9/28/2013                 1,285,000    1,828,367
Bundesobligation                                                        5.000     5/20/2005                 1,065,000    1,459,318
Bundesobligation                                                        5.000     8/19/2005                   760,000    1,048,235
Bundesobligation                                                        4.500     8/17/2007                 1,350,000    1,917,166
Bundesobligation(*)                                                     3.000     4/11/2008                   275,000      375,364
Bundesschatzanweisungen                                                 2.750     6/23/2006                   570,000      777,336
Citigroup, Inc. (a)                                                     2.324      6/3/2011                   110,000      148,786
Depfa ACS Bank                                                          3.875     7/15/2013                   450,000      618,236
Deutsche Bundesrepublik                                                 4.000      1/4/2028                 1,235,000    1,745,250
Deutsche Cap Trust IV (a)                                               5.330     9/29/2049                    85,000      123,879
Deutsche Republic                                                       4.500      1/4/2013                   720,000    1,043,787
Deutsche Republic                                                       4.750      7/4/2034                 1,215,000    1,774,815
Deutsche Telekom International Finance BV                               8.125     5/29/2012                    55,000       94,605
Dexia Municipal Agency                                                  5.375     4/26/2007                   360,000      518,029
Eurohypo AG                                                             4.500     1/21/2013                    50,000       72,093
FBG Treasury Europe                                                     5.750     3/17/2005                     5,000        6,825
FCE Bank PLC (a)                                                        2.578     6/28/2006                    75,000      100,890

   The accompanying notes are an integral part of the financial statements.

MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON INTERNATIONAL FIXED
                                INCOME FUND II

                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                                                                               PAR         VALUE
SECURITY DESCRIPTION                                                   RATE      MATURITY                     VALUE      (NOTE 1A)
------------------------------------------------------------------------------------------------------------------------------------
EURO (CONTINUED)
France Telecom                                                          7.250%    1/28/2013         EUR       160,000  $    264,13
France Telecom                                                          8.125     1/28/2033                   255,000      490,187
French Treasury Note                                                    4.500     7/12/2006                   515,000      720,808
French Treasury Note BTAN                                               5.000     1/12/2006                   975,000    1,359,228
GE Capital Euro Funding (a)                                             2.278      5/4/2011                   110,000      148,569
General Motors Acceptance Corp.                                         4.375     9/26/2006                    60,000       82,063
General Motors Acceptance Corp. (a)                                     3.898      7/5/2005                    75,000      102,132
Glencore Finance Europe SA/Luxembourg                                   5.375     9/30/2011                   350,000      477,232
HBOS PLC                                                                6.050    11/23/2049                    20,000       30,673
Hilton Group Finance PLC                                                6.500     7/17/2009                    30,000       45,801
HJ Heinz BV                                                             5.125     4/10/2006                    50,000       69,956
Household Finance Corp.                                                 6.500      5/5/2009                    45,000       68,895
International Paper Co.                                                 5.375     8/11/2006                    20,000       28,157
Italy Buoni Poliennali Del Tesoro                                       4.500      3/1/2007                 1,190,000    1,681,685
Kappa Beheer BV                                                        10.625     7/15/2009                    20,000       28,692
KFW Group                                                               3.500     4/17/2009                   180,000      249,688
Lear Corp.                                                              8.125      4/1/2008                    75,000      114,285
Morgan Stanley                                                          5.750      4/1/2009                    30,000       44,669
MPS Capital Trust                                                       7.990      2/7/2011                    85,000      139,238
Nalco Co.                                                               7.750    11/15/2011                    30,000       44,157
Natexis Banque                                                          4.375     6/20/2013                    85,000      118,829
National Westminster Bank PLC                                           6.625     10/5/2009                    80,000      122,815
Netherlands Government Bond                                             5.500     7/15/2010                 1,305,000    1,982,633
Owens-Brockway Glass Containers                                         6.750     12/1/2014                    60,000       85,262
Parker Hannifin Corp.                                                   6.250    11/21/2005                    10,000       14,003
Pemex Project Funding Master Trust                                      6.625      4/4/2010                    20,000       30,211
Republic of Austria                                                     5.625     7/15/2007                   445,000      645,740
Sara Lee Corp.                                                          6.125     7/27/2007                    30,000       43,872
Spain Government Bond                                                   4.250    10/31/2007                   780,000    1,101,931
Telecom Italia Finance SA                                               7.250     4/20/2011                   100,000      159,842
Telefonica Europe BV                                                    5.125     2/14/2013                    35,000       51,532
Telenet Communications NV                                               9.000    12/15/2013                    60,000       90,350
Telenor ASA                                                             5.875     12/5/2012                    60,000       92,407
ThyssenKrupp Finance Nederland BV                                       7.000     3/19/2009                    25,000       38,232
Tyco International Group SA                                             5.500    11/19/2008                    80,000      116,797
Veolia Environnement                                                    4.875     5/28/2013                    85,000      122,470
                                                                                                                       ___________
                                                                                                                        26,402,615
                                                                                                                       ___________
NEW ZEALAND--5.4%
New Zealand Government Bond                                             6.500     4/15/2013         NZD     1,950,000    1,445,912
New Zealand Government Bond                                             7.000     7/15/2009                 1,660,000    1,236,887
                                                                                                                       ___________
                                                                                                                         2,682,799
                                                                                                                       ___________
SINGAPORE--2.4%
Singapore Government Bond                                               3.500      7/1/2012         SGD     1,850,000    1,221,935
                                                                                                                       ___________

   The accompanying notes are an integral part of the financial statements.

MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON INTERNATIONAL FIXED
                                INCOME FUND II

                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                                                                               PAR         VALUE
SECURITY DESCRIPTION                                                   RATE      MATURITY                     VALUE      (NOTE 1A)
------------------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM--13.6%
Inco                                                                    15.750%   7/15/2006         GBP       200,000  $    421,45
UK Gilt                                                                  4.000     3/7/2009                 2,430,000     4,573,588
UK Gilt                                                                  8.000    9/27/2013                   505,000     1,207,953
UK Gilt                                                                  4.250     6/7/2032                   300,000       558,857
                                                                                                                       ___________
                                                                                                                         6,761,852
                                                                                                                       ___________
Total Foreign Denominated (Cost $36,184,689)                                                                            39,970,042
                                                                                                                       ___________
TOTAL BONDS AND NOTES (Cost $38,438,920)                                                                                42,290,462
                                                                                                                       ___________
PREFERRED STOCK--0.2%                                                                                        SHARES
                                                                                                           __________
Fannie Mae 7.00% CVT Pfd (Cost $77,500)                                                                         1,550       87,866
                                                                                                                       ___________
                                                                                                            CONTRACT
PURCHASED OPTIONS--0.0%                                                                                       SIZE
                                                                                                           __________
EUR Put/USD Call Strike, Price 1.30, 2/9/2005                                                                 505,000          934
AUD Put/USD Call Strike, Price .705, 3/10/2005                                                                470,000          564
EUR Put/USD Call Strike, Price 1.29, 2/10/2005                                                                470,000          517
GBP Put/USD Call Strike, Price 1.875, 2/10/2005                                                               470,000        2,562
CHF Put/USD Call Strike, Price 1.21, 3/10/2005                                                                470,000        1,208
                                                                                                                       ___________
TOTAL PURCHASED OPTIONS (Cost $13,154)                                                                                       5,785
                                                                                                                       ___________
SHORT-TERM INVESTMENTS--11.3%
U.S. GOVERNMENT--6.9%                                                                                      PAR VALUE
                                                                                                           __________
Treasury Bill ((+))                                                      2.215    3/17/2005         USD     3,450,000    3,435,358
INVESTMENT COMPANIES--2.4%                                                                                     SHARES
                                                                                                           __________
Dreyfus Institutional Preferred Plus Money Market Fund((+)(+))                                              1,208,517    1,208,517
INVESTMENT OF CASH COLLATERAL--2.0%
BlackRock Cash Strategies L.L.C.(**)
1,002,860                                                             1,002,860
                                                                    ___________
TOTAL SHORT TERM INVESTMENTS (Cost $5,646,137)                        5,646,735
                                                                    ___________
TOTAL INVESTMENTS--96.6 (Cost $44,175,709)                           48,030,848
OTHER ASSETS, LESS LIABILITIES--3.4%                                  1,683,562
                                                                    ___________
NET ASSETS--100%                                                    $49,714,410
                                                                    ___________
                                                                    ___________

NOTES TO SCHEDULE OF INVESTMENTS:

144A--Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified buyers.

AUD--Australian Dollar
CAD--Canadian Dollar
CHF--Swiss Franc
DKK--Danish Krone
EUR--Euro
GBP--British Pound
NZD--New Zealand Dollar
SGD--Singapore Dollar
(a)     Variable Rate Security, rate indicated is as if 12/31/2004.
*       Security, or a portion of thereof, was on loan at December 31, 2004.
**      Money market fund exempt from registration under the Investment Company
Act of 1940 offered only to eligible investors.
(+)     Denotes all or part of security segregated as collateral.
(+)(+)  Affiliated institutional money market.
#       Delayed delivery security.
   The accompanying notes are an integral part of the financial statements.

MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON INTERNATIONAL FIXED
                                INCOME FUND II

                  SCHEDULE OF INVESTMENTS--DECEMBER 31, 2004
--------------------------------------------------------------------------------
The Fund held the following futures contracts at December 31, 2004:

                                                                                         UNDERLYING FACE          UNREALIZED
CONTRACT                                       POSITION         EXPIRATION DATE          AMOUNT AT VALUE             LOSS
------------------------------------------------------------------------------------------------------------------------------------
U.S. 5 Year Note (11 Contracts)                  Short              3/21/2005              $1,204,844             $  (8,729)
U.S. 10 Year Note (3 Contracts)                  Short              3/21/2005                 335,813                (3,506)
                                                                                                                    ________
                                                                                                                   $(12,235)
                                                                                                                    ________
                                                                                                                    ________

At December 31, 2004 the Fund held the following forward foreign currency exchange contracts:

                                            LOCAL
                                         PRINCIPAL         CONTRACT           VALUE AT             USD AMOUNT          UNREALIZED
  CONTRACTS TO RECEIVE                      AMOUNT          VALUE DATE      DECEMBER 31, 2004        TO DELIVER             GAIN
------------------------------------------------------------------------------------------------------------------------------------
Canadian Dollar                          1,215,000         3/16/2005        $  1,012,703         $     995,086          $  17,617
Danish Krone                             3,670,000         3/16/2005             670,369               653,397             16,972
Euro                                     2,990,000         3/16/2005           4,059,406             4,033,466             25,940
Japanese Yen                         1,804,650,000         3/16/2005          17,714,877            17,344,899            369,978
                                                                              __________           ___________          _________
TOTAL                                                                        $23,457,355           $23,026,848           $430,507
                                                                              __________           ___________          _________
                                                                              __________           ___________          _________
                                          LOCAL
                                         PRINCIPAL         CONTRACT           VALUE AT             USD AMOUNT          UNREALIZED
 CONTRACTS TO DELIVER                      AMOUNT          VALUE DATE      DECEMBER 31, 2004        TO RECEIVE           GAIN/LOSS
------------------------------------------------------------------------------------------------------------------------------------
Australian Dollar                        2,610,000         3/16/2005        $  2,029,529          $  1,993,943        $   (35,586)
Swiss Franc                                340,000         3/16/2005             299,596               295,909             (3,687)
Euro                                     1,228,778          1/3/2005           1,666,961             1,671,820              4,859
Euro                                     4,995,000         3/16/2005           6,781,517             6,648,537           (132,980)
New Zealand Dollar                          10,579         1/25/2005               7,569                 7,527                (42)
New Zealand Dollar                       3,820,000         3/16/2005           2,718,254             2,702,819            (15,435)
British Pound Sterling                   2,015,000         3/16/2005           3,846,363             3,857,298             10,935
Singapore Dollar                         2,000,000         3/16/2005           1,228,633             1,212,672            (15,961)
                                                                             ___________            ___________          _________
TOTAL                                                                        $18,578,422           $18,390,525         $(187,897)
                                                                             ___________           ___________            _________
                                                                             ___________           ___________            _________
At December 31, 2004 the Fund held the following cross currency exchange contracts:
                                     VALUE AT                 IN               VALUE AT              CONTRACT          UNREALIZED
 CONTRACTS TO DELIVER             DECEMBER 31, 2004       EXCHANGE FOR      DECEMBER 31, 2004        VALUE DATE          GAIN/LOSS
------------------------------------------------------------------------------------------------------------------------------------
New Zealand Dollar                  $   591,984       Australian Dollar      $   604,852             1/25/2005            $12,868
Australian Dollar                       604,852      New Zealand Dollar          599,552             1/25/2005            (5,300)
                                     __________                                __________                                  _______
                                     $1,196,836                               $1,204,404                                 $  7,568
                                     __________                                __________                                  _______
                                     __________                                __________                                  _______

   The accompanying notes are an integral part of the financial statements.

MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON INTERNATIONAL FIXED
                                INCOME FUND II

                  SCHEDULE OF INVESTMENTS--DECEMBER 31, 2004
--------------------------------------------------------------------------------
At December 31, 2004, the Fund held the following open swap contracts:

NOTIONAL AMOUNT
PORTFOLIO/COUNTERPARTY                  EXPIRATION DATE                        DESCRIPTION                                VALUE
------------------------------------------------------------------------------------------------------------------------------------
90,000 USD                                  12/20/07         Agreement with Bear Stearns, dated 12/08/04
                                                             to receive 2.05% per year times the notional amount.
                                                             The Fund makes payment only upon a credit event
                                                             by Republic of Turkey, the notional amount times the
                                                             difference between the par value and the then-market
                                                             of Republic of Turkey, 11.875% due 1/15/30.               $ 1,011

80,000 USD                                  12/20/09         Agreement with Bear Stearns, dated 11/17/04 to receive
                                                             2.84% per year times the notional amount. The Fund
                                                             makes payment only upon a credit event by Ukraine
                                                             Government, the notional amount times the difference
                                                             between the par value and the then-market of Ukraine
                                                             Government, 7.65% due 6/11/13.                              1,152

90,000 USD                                  12/20/05         Agreement with Bear Stearns, dated 12/08/04 to pay
                                                             1.05% per year times the notional amount. The Fund
                                                             receives payment only upon a credit event by Republic of
                                                             Turkey, the notional amount times the difference between
                                                             the par value and the then-market of Republic of Turkey,
                                                             11.875% due 1/15/30.                                         (111)

80,000 USD                                  11/19/09         Agreement with Bear Stearns, dated 11/17/04 to receive
                                                             the notional amount multiplied by 3.90700% and to pay
                                                             the notional amount multiplied by the 3 month LIBOR.         (172)
                                                                                                                      _______
                                                             Total Swap Value                                          $ 1,880
                                                                                                                      _______
                                                                                                                      _______

   The accompanying notes are an integral part of the financial statements.

MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON INTERNATIONAL FIXED
                                INCOME FUND II

             STATEMENT OF ASSETS AND LIABILITIES DECEMBER 31, 2004
--------------------------------------------------------------------------------

ASSETS
 Investments in securities (including securities on loan, valued at $956,684)
(Note 7)
    Unaffiliated issuers, at value (Note 1A) (cost $42,967,192)                 $46,822,331
    Affiliated issuers, at value (Note 1A) (cost $1,208,517) (Note 1H)            1,208,517
  Foreign Currency (cost $116,413)                                                  118,121
  Receivable for Fund shares sold                                                    16,956
  Receivable for securities sold                                                  2,383,807
  Swap contracts, at value (Note 6)                                                   1,880
  Unrealized appreciation on forward currency exchange contracts (Note 6)           459,169
  Interest and dividends receivable                                                 888,653
  Prepaid expenses                                                                   17,390
                                                                                ___________
    Total assets                                                                 51,916,824
LIABILITIES
 Payable for Fund shares redeemed                                                    $2,616
 Payable for investments purchased                                                  920,316
 Collateral for securities on loan (Note 7)                                      1,002,860
 Unrealized depreciation on forward
 currency exchange contracts (Note 6)                                               208,991
 Distributions payable                                                               13,650
 Payable for variation margin                                                         2,344
 Accrued accounting, custody and
 transfer agent fees (Note 2)                                                         17,851
 Accrued trustees' fees and expenses (Note 2)                                         2,091
 Accrued expenses and other liabilities                                              31,695
                                                                                 ___________

    Total liabilities                                                             2,202,414
                                                                                 ___________
NET ASSETS                                                                      $49,714,410
                                                                                ___________
                                                                                ___________
NET ASSETS CONSIST OF:
  Paid-in capital                                                               $45,465,310
  Accumulated net realized loss                                                   (277,940)
  Undistributed net investment income                                               304,457
  Net unrealized appreciation                                                     4,222,583
                                                                                ___________
TOTAL NET ASSETS                                                                $49,714,410
                                                                                ___________
                                                                                ___________
SHARES OF BENEFICIAL INTEREST OUTSTANDING                                         2,052,137
                                                                                ___________
                                                                                ___________
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  (Net Assets/Shares outstanding)                                                     24.23
                                                                                ___________
                                                                                ___________

   The accompanying notes are an integral part of the financial statements.

MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON INTERNATIONAL FIXED
                                INCOME FUND II

         STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1B)
  Interest income (net of foreign withholding tax of $456 and
    including securities lending income of $1,209 (Note 7))                            $1,559,039
  Interest income from affiliated investments (Note 1H)                                    32,736
                                                                                       __________
    Total investment income                                                             1,591,775
EXPENSES
 Investment advisory fee (Note 2)                                                        $136,010
 Accounting, custody, and transfer agent fees (Note 2)                                     98,809
 Professional fees                                                                         39,987
 Registration fees                                                                         11,300
 Trustees' fees and expenses (Note 2)                                                       7,016
 Insurance expense                                                                          6,345
 Miscellaneous                                                                             11,762
                                                                                        _________
    Total expenses                                                                        311,229
Deduct:
 Waiver of investment advisory fee (Note 2)                                                (57,150)
                                                                                        _________
    Net expenses                                                                           254,079
                                                                                        __________
      Net investment income                                                              1,337,696
                                                                                        __________
REALIZED AND UNREALIZED GAIN (LOSS)
 Net realized gain (loss)
    Investment security transactions                                                      2,059,177
    Financial futures contracts                                                             (5,935)
    Foreign currency transactions and forward currency exchange contracts                 (541,342)
    Written options transactions                                                            (3,646)
                                                                                         __________
      Net realized gain                                                                 1,508,254
  Change in unrealized appreciation (depreciation)
    Investment securities                                                                 1,264,421
    Written option transactions                                                              17,952
    Swap contracts                                                                            1,880
    Financial futures contracts                                                             (8,736)
    Foreign currency transactions and forward currency exchange contracts                   499,764
                                                                                          __________
      Change in net unrealized appreciation (depreciation)                                 1,775,281
                                                                                          __________
    Net realized and unrealized gains on investments                                       3,283,535
                                                                                          __________
NET INCREASE IN NET ASSETS FROM OPERATIONS                                                $4,621,231

                                                                                          __________
                                                                                          __________

   The accompanying notes are an integral part of the financial statements.

MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON INTERNATIONAL FIXED
                                INCOME FUND II

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                   FOR THE               FOR THE
                                                                                   YEAR ENDED            YEAR ENDED
                                                                              DECEMBER 31, 2004     DECEMBER 31, 2003
                                                                               __________________     _________________
INCREASE (DECREASE) IN NET ASSETS: FROM INVESTMENT OPERATIONS
  Net investment income                                                             $  1,337,696         $      784,044
  Net realized gain                                                                    1,508,254              3,073,507
  Change in net unrealized appreciation (depreciation)                                 1,775,281                556,179
                                                                                    ____________            ____________
  Net increase in net assets from investment operations                                4,621,231              4,413,730
                                                                                    ____________            ____________
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1E)
  From net investment income                                                          (1,965,761)            (3,060,410)
                                                                                    ____________            ____________
  Total distributions to shareholders                                                 (1,965,761)            (3,060,410)
                                                                                    ____________            ____________
FUND SHARE TRANSACTIONS (NOTE 4)
  Net proceeds from sale of shares                                                    28,789,234             10,008,544
  Value of shares issued to shareholders in reinvestment of distributions              1,946,429              3,046,737
  Cost of shares redeemed                                                             (7,660,029)           (11,627,410)
                                                                                    ____________            ____________
  Net increase in net assets from Fund share transactions                             23,075,634              1,427,871
                                                                                    ____________            ____________
TOTAL INCREASE (DECREASE) IN NET ASSETS                                               25,731,104              2,781,191
NET ASSETS
  At beginning of year                                                                23,983,306             21,202,115
                                                                                    ____________            ____________
  At end of year (including undistributed
   net investment income of $304,457 and $105,920)                                  $49,714,410           $ 23,983,306

                                                                                    ____________            ____________

                                                                                    ____________            ____________

   The accompanying notes are an integral part of the financial statements.

MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON INTERNATIONAL FIXED
                                INCOME FUND II

                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                          YEAR ENDED DECEMBER 31,
                                                                     ____________________________________________________________
                                                                      2004         2003         2002         2001         2000
                                                                    _______       ________     _______      _______     _______
NET ASSET VALUE, BEGINNING OF YEAR                                 $  22.97     $  21.66     $  17.83     $  18.87     $  19.47
FROM INVESTMENT OPERATIONS:
   Net investment income (1)*                                          0.88         0.77         0.73         0.73         0.98
   Net realized and unrealized gain (loss) on investments              1.52         3.81         3.10        (1.74)       (1.50)
                                                                    _______       ________     _______      _______     _______
Total from investment operations                                       2.40         4.58         3.83        (1.01)       (0.52)
                                                                    _______       ________     _______      _______     _______
LESS DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                         (1.14)       (3.27)           --       (0.03)       (0.08)
                                                                    _______       ________     _______      _______     _______
Total distributions to shareholders                                   (1.14)       (3.27)           --       (0.03)       (0.08)
                                                                    _______       ________     _______      _______     _______
NET ASSET VALUE, END OF YEAR                                       $  24.23     $  22.97     $  21.66     $  17.83     $  18.87
                                                                    _______       ________     _______      _______     _______
                                                                    _______       ________     _______      _______     _______
TOTAL RETURN((+))                                                     10.73%       21.51%       21.48%       (5.31)%      (2.73)%
RATIOS/SUPPLEMENTAL DATA:
   Expenses (to average daily net assets)(*)                           0.75%        0.55%        0.55%       55.00%        0.27%
   Net Investment Income (to average daily net assets)(*)              3.93%        3.34%        3.87%        3.99%        5.30%
   Portfolio Turnover                                                   132%         192%         178%         205%         216%
   Net Assets, End of Year (000's omitted)                          $49,714      $23,983      $21,202      $40,337      $41,614
-------
* For the periods indicated, the investment adviser voluntarily agreed not to impose all or a portion of its investment advisory fee and/or reimbursed the
Fund for a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios would have been:

   Net investment income per share(1)                             $    0.84    $    0.60    $    0.60    $    0.68    $    0.86
   Ratios (to average daily net assets):
      Expenses                                                         0.91%        1.30%        1.23%        0.85%        0.90%
      Net investment income                                            3.77%        2.59%        3.19%        3.69%        4.67%

(a) The Fund has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies effective January 1, 2001 and began amortizing premium and discount on all debt securities on an effective yield basis. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.002, increase net realized and unrealized gains and losses per share by $0.002 and decrease the ratio of net investment income to average net assets from 4.00% to 3.99%. Per share data and ratios/supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(1)     Calculated based on average shares outstanding.
(+)     Total return would have been lower in the absence of fee waivers and expense limitations.

   The accompanying notes are an integral part of the financial statements.

MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON INTERNATIONAL FIXED
                                INCOME FUND II

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)  SIGNIFICANT ACCOUNTING POLICIES:

     Mellon Institutional Funds Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Mellon International Fixed Income II Fund (the "Fund") is a separate diversified investment series of the Trust.

     The objective of the Fund is to maximize total return while realizing a market level of income consistent with preserving principal and liquidity. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in fixed income securities, and at least 65% of net assets in non-U.S. dollar denominated fixed income securities of foreign government and companies located in various countries, including emerging markets.

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A. INVESTMENT SECURITY VALUATIONS

     Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are primarily traded. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by a pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships between securities that are generally recognized by institutional traders. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees.

     Short-term instruments with less than sixty-one days remaining to maturity are valued at amortized cost, which approximates market value. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized value based upon the value on such date unless the Trustees determine during such sixty-day period that amortized value does not represent fair value.

     B. SECURITIES TRANSACTIONS AND INCOME

     Securities transactions are recorded as of the trade date. Interest income is determined on the basis of coupon interest accrued, adjusted for accretion of discount or amortization of premium using the yield-to-maturity method on long-term debt securities and short-term securities with greater than sixty days to maturity. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

     C. FOREIGN CURRENCY TRANSACTIONS

     Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon current currency exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

     Section 988 of the Internal Revenue Code provides that gains or losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. For financial statement purposes, such amounts are included in net realized gains or losses.

MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON INTERNATIONAL FIXED
                                INCOME FUND II

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     D. INVESTMENT RISK

     There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

     E. DISTRIBUTIONS TO SHAREHOLDERS

     Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income will be declared and distributed quarterly. The Fund's dividends from short-term and long-term capital gains, if any, after reduction of capital losses will be declared and distributed at least annually. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for losses deferred due to wash sales, foreign currency gains and losses, post-October losses, amortization and/or accretion of premiums and discounts on certain securities and the timing of recognition of gains and losses on futures contracts.

     Permanent book and tax basis differences will result in reclassifications among undistributed net investment income, accumulated net realized gain
     (loss) and paid in capital. Undistributed net investment income and accumulated net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

     F. EXPENSES

     The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

     G. COMMITMENTS AND CONTINGENCIES

     In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risks of loss to be remote.

     H. AFFILIATED ISSUERS

     Affiliated issuers represent issuers in which the Fund held investments in other investment companies advised by Standish Mellon Asset Management Company LLC ("Standish Mellon"), a wholly-owned subsidiary Mellon Financial Corporation, or its affiliates.

(2)  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

     The investment advisory fee paid to Standish Mellon overall investment advisory, administrative services, and general office facilities, is paid monthly at the annual rate of 0.40% of the Fund's average daily net assets. Standish Mellon voluntarily agreed to limit total Fund operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) to 0.75% effective January 1, 2004, from 0.55% prior to that date, of the Fund's average daily net assets for the year ended December 31, 2004. Pursuant to this agreement, for the year ended December 31, 2004, Standish Mellon voluntarily waived a portion of its investment advisory fee in the amount of $57,150 This agreement is voluntary and temporary and may be discontinued or revised by Standish Mellon at any time.

MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON INTERNATIONAL FIXED
                                INCOME FUND II

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     Effective February 23, 2004, the Fund entered into an agreement with Dreyfus Transfer, Inc., a wholly owned subsidiary of The Dreyfus Corporation, a wholly owned subsidiary of Mellon Financial Corporation and an affiliate of Standish Mellon, to provide personnel and facilities to perform transfer agency and certain shareholder services for the Fund. For these services the Fund pays Dreyfus Transfer, Inc. a fixed fee plus per account and transaction based fees, as well as, out-of-pocket expenses. Pursuant to this agreement the Fund paid $3,233 during the year ended December 31, 2004.

     The Fund has contracted Mellon Bank, N.A. ("Mellon Bank"), a wholly owned subsidiary of Mellon Financial Corporation and an affiliate of Standish Mellon, to provide custody, fund administration and fund accounting services for the Fund. For these services the Fund pays Mellon Bank a fixed fee plus asset and transaction based fees, as well as, out-of-pocket expenses. Pursuant to this agreement the Fund paid $75,946 during the year ended December 31, 2004.

     The Fund entered into an agreement with Mellon Bank to perform certain securities lending activities and to act as the Fund's lending agent. Pursuant to this agreement Mellon Bank receives an agreed upon percentage of the net lending revenues. This compensation is a standard form of compensation received by securities lending agents with respect to non-affiliated entities. See Note 7 for further details.

     No director, officer or employee of Standish Mellon or its affiliates receives any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of Standish Mellon.

(3)  PURCHASES AND SALES OF INVESTMENTS:

     Purchases and proceeds from sales of investments, other than short-term obligations, for the year ended December 31, 2004 were as follows:

                                            PURCHASES            SALES
                                          __________         __________
     U.S. Government Securities        $  2,282,163        $  2,321,551
                                         ___________        ___________
     Investments (non-U.S.
    Government Securities)               $54,611,331         $38,021,972
                                         ___________       ___________
                                         ___________       ___________

(4)  SHARES OF BENEFICIAL INTEREST:

     The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                   FOR THE                FOR THE
                                                YEAR ENDED              YEAR ENDED
                                            DECEMBER 31, 2004       DECEMBER 31, 2003
                                             __________________      _________________
     Shares sold                               1,262,514                425,279
     Shares issued to shareholders in
          reinvestment of distributions           83,344                132,785
        Shares redeemed                         (337,694)              (495,664)
                                              __________               __________
        Net increase                           1,008,164                 62,400
                                              __________               __________
                                              __________               __________

     At December 31, 2004, two shareholders of record held approximately 83% of the total outstanding shares of the Fund. Investment activity of these shareholders could have a material impact on the Fund.

     A significant portion of the Fund's shares represent investments by fiduciary accounts over which Standish Mellon and its affiliates have either sole or joint investment discretion.

     The Fund imposes a redemption fee of 2% of the net asset value of the shares, with certain exceptions, which are redeemed or exchanged less than 90 days from the day of their purchase. The redemption fee is paid directly to the Fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading in the Fund. The fee does not apply to shares that are acquired through reinvestment of distributions. For the year ended December 31, 2004, the Fund did not collect any redemption fees.

MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON INTERNATIONAL FIXED
                                INCOME FUND II

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
(5)  FEDERAL TAXES:

     As a regulated investment company qualified under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year.

     The tax basis components of distributable earnings and the federal tax cost as of December 31, 2004, was as follows:

                                                              2004
                                                              AMOUNT
                                                           ____________
                  Unrealized appreciation                 $  3,863,312
                  Unrealized depreciation                      (15,006)
                                                           ___________
                  Net unrealized appreciation/depreciation   3,848,306
                  Undistributed ordinary income                555,312
                  Capital loss carry over                      283,844
                  Cost for federal income tax purposes     $44,182,540

     At December 31, 2004, the Fund, for federal income tax purposes, has capital loss carryovers which will reduce the Fund's taxable income arising from net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Such capital loss carryovers are as follows:

               CAPITAL LOSS
                CARRY OVER                EXPIRATION DATE
              ____________               ________________
                 $283,844                  12/31/2010

     Tax character of distributions paid during the fiscal years ended December 31, 2004, and December 31, 2003 were as follows:

                                    2004                  2003
                                 __________             __________
           Ordinary income      $  1,965,761          $  3,060,410

(6)     FINANCIAL INSTRUMENTS:

     In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these instruments are set forth more fully in the Fund's Prospectus and Statement of Additional Information.

     The Fund may trade the following instruments with off-balance sheet risk:

     OPTIONS

     Call and put options give the holder the right to purchase or sell a security or currency or enter into a swap arrangement on a future date at a specified price. The Fund may use options to seek to hedge against risks of market exposure and changes in securities prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. Options, both held and written by the Fund, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased options is shown in the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contract or if the counterparty does not perform under the contract's terms.

     Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Fund is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON INTERNATIONAL FIXED
                                INCOME FUND II

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by the dealers.

     The Portfolio had entered into options transactions during the year ended December 31, 2004. The option transactions were as follows:

                                              NUMBER OF
     WRITTEN CALL OPTION TRANSACTIONS         CONTRACTS              PREMIUMS
                                             __________             __________
        Outstanding, beginning of period              0                     0
        Options written                               1                 2,519
        Options expired                              (1)               (2,519)
                                             __________             __________
        Outstanding, end of period                    0                      0
                                             __________             __________
                                             __________             __________
                                             NUMBER OF
        WRITTEN PUT OPTION TRANSACTIONS      CONTRACTS              PREMIUMS
                                             __________              __________
        Outstanding, beginning of period              3                10,814
        Options written                              13                51,043
        Options expired                              (7)              (24,407)
        Options closed                               (9)              (37,450)
                                             __________             __________
        Outstanding, end of period                   0                      0
                                             __________             __________
                                             __________             __________


     FORWARD CURRENCY EXCHANGE CONTRACTS

     The Fund may enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or upon the closing of the contract. Forward currency exchange contracts are used by the Fund primarily to protect the value of the Fund's foreign securities from adverse currency movements. Unrealized appreciation and depreciation of forward currency exchange contracts is included in the Statement of Assets and Liabilities.

     The Fund held foreign currency exchange contracts at December 31, 2004. See Schedule of Investments for further details.

     FUTURES CONTRACTS

     The Fund may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to the margin requirements, the Fund deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Fund's exposure to the underlying instrument, while selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparties do not perform under the contract's terms. The Fund enters into financial futures transactions primarily to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

     The Fund held futures at December 31, 2004. See Schedule of Investments for further details.

MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON INTERNATIONAL FIXED
                                INCOME FUND II

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     SWAP AGREEMENTS

     The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into interest rate and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. The Fund may use credit default swaps to provide a measure of protection against defaults of issuers (i.e., to reduce risk where the Fund owns or has exposure to the corporate or sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular corporate or sovereign issuer's default. In connection with these agreements, cash or securities may be set aside as collateral in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral. Swaps are marked to market daily based upon quotations from market makers and change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and differences could be material. Payments received or made from credit default swaps at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Net payments of interest on interest rate swap agreements, if any, are included as part of realized gain or loss. Entering into these agreements involves, to varying degrees, elements of credit, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

     At December 31, 2004 the Fund held swap contracts. See Schedule of Investments for further details.

(7)  SECURITY LENDING:

     The Fund may lend its securities to financial institutions which the Fund deems to be creditworthy. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is allocated to the Fund on the next business day. For the duration of a loan, the Fund receives the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from the investment of the collateral. As with other extensions of credit, the Fund bears the risk of delay in recovery or even loss of rights in its securities on loan should the borrower of the securities fail financially or default on its obligations to the Fund. In the event of borrower default, the Fund generally has the right to use the collateral to offset losses incurred. The Fund may incur a loss in the event it was delayed or prevented from exercising its rights to dispose of the collateral. The Fund also bears the risk in the event that the interest and/or dividends received on invested collateral is not sufficient to meet the Fund's obligations due on the loans.

     The Fund loaned securities during the year ended December 31, 2004 resulting in security lending income of $1,209. At December 31, 2004, the Fund had securities valued at $956,684 on loan. See Schedule of Investments for further detail on the security positions on loan and collateral held.

(8)  DELAYED DELIVERY TRANSACTIONS:

     The Fund may purchase securities on a when-issued, delayed delivery or forward commitment basis. Payment and delivery may take place a month or more after the date of the transactions. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Income on the securities will not be earned until settlement date. The Fund instructs its custodian to segregate securities having value at least equal to the amount of the purchase commitment.

     The Fund may enter into to be announced ("TBA") purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 0.01% from the principal amount. The Fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the Fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Investment security valuations" above.

MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON INTERNATIONAL FIXED
                                INCOME FUND II

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     The Fund may enter into TBA sale commitments to hedge its portfolio positions. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, an offsetting TBA purchase commitment deliverable is held as "cover" for the transaction.

     Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Investment security valuations" above. The contract is 'marked-to-market' daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

     The Fund did not hold any delayed delivery securities at December 31, 2004

(8)  LINE OF CREDIT:

     The Fund, and other funds in the Trust and subtrusts in the Mellon Institutional Funds Master Portfolio Trust (the "Portfolio Trust") are parties to a committed line of credit facility, which enables each portfolio/fund to borrow, in the aggregate, up to $35 million. Interest is charged to each participating portfolio/fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. In addition, a facility fee, computed at an annual rate of .060 of 1% committed amount, is allocated ratably among the participating portfolios/funds at the end of each quarter. For the year ended December 31, 2004, a facility fee of $387 was allocated to the Fund.

     During the year ended December 31, 2004, the Fund had average borrowings outstanding of $26,063 on a total of four days and incurred $4 of interest expense.

MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST STANDISH MELLON INTERNATIONAL FIXED
                                INCOME FUND II

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

     To the Trustees of Mellon Institutional Funds Investment Trust and the Shareholders of Standish Mellon International Fixed Income Fund II Fund:

     In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish Mellon International Fixed Income II Fund (the "Fund") at December 31, 2004, and the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion

     PricewaterhouseCoopers LLP
     New York, NY
     February 25, 2005
                                       24

TRUSTEES AND OFFICERS

The following table lists the Trust's trustees and officers; their address and date of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies; and total annual remuneration paid as of December 31, 2004. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing The Mellon Institutional Funds at P.O. Box 8585, Boston, MA 02266-8585 or calling toll free 1-800-221-4795.

INDEPENDENT TRUSTEES

                                                                                        NUMBER OF                        TRUSTEE
                                                                  PRINCIPAL           PORTFOLIOS IN       OTHER       REMUNERATION
NAME                                     TERM OF OFFICE         OCCUPATION(S)         FUND COMPLEX    DIRECTORSHIPS    (YEAR ENDED
ADDRESS, AND               POSITION(S)    AND LENGTH OF          DURING PAST           OVERSEEN BY       HELD BY      DECEMBER 31,
DATE OF BIRTH            HELD WITH TRUST   TIME SERVED             5 YEARS               TRUSTEE         TRUSTEE          2004)
------------------------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming            Trustee      Trustee since     Chairman of the Board          30             None         Fund: $799
c/o Decision Resources, Inc.              11/3/1986         and Chief Executive
260 Charles Street                                          Officer, Decision
Waltham, MA 02453                                           Resources, Inc.
9/30/40

Caleb Loring III             Trustee      Trustee since     Trustee, Essex Street          30             None         Fund: $859
c/o Essex Street Associates               11/3/1986         Associates (family
P.O. Box 181                                                investment trust office)
Beverly, MA 01915
11/14/43

Benjamin M. Friedman         Trustee      Trustee since     William Joseph Maier,          30             None         Fund: $799
c/o Harvard University                    9/13/1986         Professor of Political
Cambridge, MA 02138                                         Economy, Harvard
8/5/44                                                      University

John H. Hewitt               Trustee      Trustee since     Trustee, Mertens               30             None         Fund: $799
P.O. Box 2333                             11/3/1986         House, Inc. (hospice)
New London, NH 03257
4/11/35

INTERESTED TRUSTEES

Patrick J. Sheppard    Trustee, President   Since 2003      Senior Vice President          30             None         Fund: $0
Mellon Institutional        and Chief                       and Chief Operating Officer,
Asset Management        Executive Officer                   Mellon Institutional
One Boston Place                                            Asset Management;
Boston, MA 02108                                            formerly Vice President
7/24/65                                                     and Chief Financial Officer,
                                                            Mellon Institutional
                                                            Asset Management

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                                                                                                                     NUMBER OF
                                                                                                                   PORTFOLIOS IN
NAME                                     TERM OF OFFICE                                                            FUND COMPLEX
ADDRESS, AND               POSITION(S)    AND LENGTH OF               PRINCIPAL OCCUPATION(S)                       OVERSEEN BY
DATE OF BIRTH            HELD WITH TRUST   TIME SERVED                  DURING PAST 5 YEARS                           TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Barbara A. McCann        Vice President   Since 2003            Senior Vice President and Head of Operations            30
Mellon Institutional      and Secretary                         Mellon Institutional Asset Management, formerly
Asset Management                                                First Vice President, Mellon Institutional Asset
One Boston Place                                                Management and Mellon Global Investments
Boston, MA 02108
2/20/61

Steven M. Anderson       Vice President   Vice President        Vice President and Mutual Funds Controller,             30
Mellon Institutional      and Treasurer   since 1999;           Mellon Institutional Asset Management
Asset Management                          Treasurer             Institutional Asset
One Boston Place                          since 2002
Boston, MA 02108
7/14/65

Denise B. Kneeland       Assistant Vice   Since 1996            Vice President and Manager, Mutual Funds Operations,    30
Mellon Institutional        President                           Mellon Institutional Asset Management
Asset Management
One Boston Place
Boston, MA 02108
8/19/51

Cara E. Hultgren         Assistant Vice   Since 2001            Assistant Vice President and Manager,                   30
Mellon Institutional        President                           Shareholder Services, Mellon Institutional
Asset Management                                                Asset Management since 2001;
One Boston Place                                                Shareholder Representative,
Boston, MA 02108                                                Standish Mellon Asset Management
1/19/71


Jan F. Jumet                  Chief       Since 2004            Senior Vice President and Chief Compliance Officer      30
tandish Mellon Assest     Compliance                           for Standish Mellon Asset Management Company LLC;
Management Company LLC       Officer                            formerly Director of Compliance and Administration
One Boston Place                                                and Chief Administration Officer for Standish Mellon
Boston, MA 02108                                                Asset Management Company LLC, Senior
8/9/66                                                          Vice President and Chief Administration Officer
                                                                for Mellon Bond Associates, LLP, and
                                                                First Vice President and Senior Sales Associate
                                                                for Mellon Institutional Asset Management

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

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

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One Boston Place
Boston, MA 02108-4408
800.221.4795
www.melloninstitutionalfunds.com

ITEM 2.  CODE OF ETHICS.

         As of December 31, 2004, the Registrant has adopted a Code of Ethics, as defined in Item 2(b) of Form N-CSR, that applies to the Principal Executive Officer and Principal Financial Officer. For the fiscal year ended December 31, 2004, there were no amendments to a provision of the Code of Ethics nor were there any waivers granted from a provision of the Code of Ethics. A copy of the Registrant's Code of Ethics that applies to the Principal Executive Officer and Principal Financial Officer is filed as an exhibit to this Form N-CSR under Item 11(a)(1).

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         The Registrant's Board of Trustees has determined that the Registrant has more than one audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. The audit committee financial experts serving on the Registrant's audit committee are John
         H. Hewitt and Caleb Loring III, both of whom are "independent" pursuant to paragraph (a)(2) of Item 3 of Form N-CSR. Mr. Hewitt served at Morgan Stanley as a securities analyst and also in a supervisory role regarding analysis. He has held a chartered financial analyst designation, as well as a master's degree in business administration from Harvard University. He has been a member of the Registrant's audit committee since its inception. Mr. Loring served as an executive in the commercial lending division of the Bank of Boston, N.A., performing and supervising credit analyses and reviewing financial statements of potential and existing borrowers. Also, Mr. Loring has served as a private trustee in the Ayer Family Office, where his duties involve financial statement analysis. He has been a member of the Registrant's audit committee since its inception, and has served on the audit committees of several privately held companies.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         (a) AUDIT FEES: The aggregate fees billed for professional services rendered by the principal accountant, PricewaterhouseCoopers LLP, for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings for 2004 and 2003 were $130,555 and $127,776, respectively.

         (b) AUDIT RELATED FEES: The aggregate fees billed for audit-related professional services rendered by PricewaterhouseCoopers LLP for 2004 and 2003 were $40,356 and $39,290, respectively. Such services and related fees for 2004 and 2003 included the preparation of fiscal year end tax provisions and distribution requirements necessary to prepare annual financial statements.

         (c) TAX FEES: The aggregate fees billed for professional services rendered by PricewaterhouseCoopers LLP for tax compliance, tax advice, and tax planning for 2004 and 2003 were $96,205 and $92,214, respectively. Services rendered in both years 2003 included asset diversification testing, the preparation of tax returns and extensions, the review of periodic distributions and, in 2003, tax advice related to the proper tax treatment of investments in total return swaps.

         (d) ALL OTHER FEES: No such fees were billed to the Registrant by PricewaterhouseCoopers LLP for 2004 or 2003.

         (e) (1) AUDIT COMMITTEE PRE-APPROVAL POLICY: The Registrant's audit committee pre-approves all audit and non-audit services to be performed by the Registrant's accountant before the accountant is engaged by the Registrant to perform such services.

         (e) (2) 100% of the services described in each of paragraphs (b) through (d) of this Item 4 were pre-approved by the Registrant's audit committee before the accountant was engaged by the Registrant to perform such services.

         (f)  Not applicable.

         (g) The aggregate non-audit fees billed by the Registrant's accountant for services rendered to the Registrant's investment adviser by PricewaterhouseCoopers LLP for 2004 and 2003 were $31,000 and $50,925, respectively. Services provided in 2004 included the review and documentation of the Registrant's change in custodian and fund accounting agent and the review and issuance of consent related to the registration and filing of a new fund on Form N-1A. Services provided in 2003 included consultation and discussions regarding the tax implications resulting from the Registrant's change of custodian and fund administrator, including change in partnership allocation methodology for funds in a master feeder structure and state tax issues concerning domicile of master portfolios. The aggregate non-audit fees billed by the Registrant's accountant for services rendered to the Registrant's transfer agent by PricewaterhouseCoopers LLP for 2004 were $43,708. Services provided in 2004 included a review of the transfer agency function and to issue a report under Rule 17Ad-13(a)(3) of the Securities and Exchange Act of 1934. In 2003, the Registrant's transfer agent was not an entity controlling, controlled by, or under common control with the Registrant's investment adviser.

         (h) Because all of the non-audit services rendered to the Registrant's investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were pre-approved by the Registrant's Audit Committee of the Board of Directors and no such non-audit services were not pre-approved, the Audit Committee was not asked to consider whether the provision of non-audit services rendered to the Registrant's investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant which were not pre-approved by the Registrant's Audit Committee is compatible with maintaining the principal accountant's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         Not applicable to the Registrant.

ITEM 6.  SCHEDULE OF INVESTMENTS

         Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable to the Registrant.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

         Not applicable to the Registrant.

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

         There have been no material changes.

ITEM 10. CONTROLS AND PROCEDURES.

         (a) The Registrant's Principal Executive Officer and Principal Financial Officer concluded that the Registrant's disclosure controls and procedures are effective based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date" as defined in Rule 30a-3(c) under the Investment Company Act of 1940).

         (b) Not applicable to the Registrant.

ITEM 11. EXHIBITS.

         (a)(1) Code of Ethics required by Item 2 is attached hereto as an exhibit.

         (a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto as Exhibit 99CERT.302

         (b) Certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940 and pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99CERT.906.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)               Mellon Institutional Funds Investment Trust

By (Signature and Title):  /s/ BARBARA A. MCCANN
                           ---------------------------------------------------
                           Barbara A. McCann, Vice President and Secretary

                           Date: March 10, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities, and on the dates indicated.

By (Signature and Title):  /s/ PATRICK J. SHEPPARD
                           ---------------------------------------------------
                           Patrick J. Sheppard, President and Chief Executive Officer

                           Date: March 10, 2004

By (Signature and Title):  /s/ STEVEN M. ANDERSON
                           ---------------------------------------------------
                           Steven M. Anderson, Vice President and Treasurer

                           Date: March 10, 2004